Exhibit 10.31
LEASE
WELSH FINGERHUT MN, LLC

as Landlord,

and
FINGERHUT DIRECT MARKETING, INC.

as Tenant

ARTICLE I: BASIC TERMS
     1.1 Reference Subjects. The following terms used in this Lease shall have the meanings set forth below.

Date of Lease:	February 1, 2009

Landlord:	Welsh Fingerhut MN, LLC, a Delaware limited liability company

Tenant:	Fingerhut Direct Marketing, Inc., a Delaware corporation

Premises:	The land commonly known as 6250 Ridgewood Road, St. Cloud, Minnesota and legally described on Exhibit A, together with all buildings (collectively, the “Building”), collectively containing approximately 1,201,286 rentable square feet, all parking lots, loading areas and all other improvements on the land.

Commencement Date:	February 1, 2009

Expiration Date:	January 31, 2024, or if extended by the Renewal Option(s) described below, January 31, 2029 or January 31, 2034.

Renewal Option:	Two (2) options to extend the Term of this Lease for five (5) years each pursuant to Section 2.3 hereof.

Permitted Uses:	Warehouse and light manufacturing uses, together with general office uses ancillary thereto.

Annual Fixed Rent:	Period Payment	Annual Amount Monthly
	2/1/09 — 1/31/10	$2,642,829.20	$220,235.77
	2/1/10 — 1/31/11	$2,708,899.93	$225,741.66
	2/1/11 — 1/31/12	$2,776,622.43	$231,385.20
	2/1/12 — 1/31/13	$2,846,037.99	$237,169.83
	2/1/13 — 1/31/14	$2,917,188.94	$243,099.08
	2/1/14 — 1/31/15	$2,990,118.66	$249,176.56
	2/1/15 — 1/31/16	$3,064,871.63	$255,405.97
	2/1/16 — 1/31/17	$3,141,493.43	$261,791.12
	2/1/17 — 1/31/18	$3,220,030.75	$268,335.90
	2/1/18 — 1/31/19	$3,300,531.52	$275,044.29
	2/1/19 — 1/31/20	$3,383,044.81	$281,920.40
	2/1/20 — 1/31/21	$3,467,620.93	$288,968.41
	2/1/21 — 1/31/22	$3,554,311.46	$296,192.62
	2/1/22 — 1/31/23	$3,643,169.24	$303,597.44
	2/1/23 — 1/31/24	$3,734,248.47	$311,187.37
See Section 2.3 for Annual Fixed Rent during the Renewal Option.

Additional Rent:	See Article V.

Exhibits:	A: Legal Description

B: Work Letter

B-1: Initial Improvements

C: Equipment List

ARTICLE 11: LEASE OF PREMISES
     2.1 Premises. Landlord hereby leases the Premises to Tenant and Tenant hereby leases the Premises from Landlord for the Term, subject to and with the benefit of the terms, covenants and conditions of this Lease, and of rights, agreements, easements and restrictions of record applicable to the Premises, all of which Tenant shall perform and observe insofar as the same are applicable to the Premises.
     2.2 Term. The term of this Lease shall begin on the Commencement Date and the initial term shall be for a period of fifteen (15) years thereafter (the “Initial Term”) and if one or both of the Extension Options described in Section 2.3 below are timely and properly exercised by Tenant, the term of this Lease shall be extended for one or two periods of five (5) years each, as applicable (each an “Extension Term,” and, as applicable, together with the Initial Term, the “Term”).
     2.3 Extension of Term. Provided that no Event of Default exists at the time of exercise, Tenant may extend the Term of this Lease (the “Extension Option”) for the entire Premises for up to two (2) consecutive periods (each, an “Extension Period”) of five (5) years each. Tenant must make each such election by written notice to Landlord at least twelve (12), but no more than twenty four (24), full calendar months prior to the end of the Term (as may have been extended), failing which the Extension Option shall be deemed null and void and of no further force and effect. Each extension of the Term will be on the same terms, covenants and conditions as in this Lease, other than Annual Fixed Rent. Annual Fixed Rent for the first year of each Extension Period will be equal to ninety-five percent (95%) of the then Prevailing Market Rate (as hereinafter defined) per rentable square foot for the Premises. Annual Fixed Rent during the Extension Period shall increase annually, in accordance with the increases assumed in the determination of Prevailing Market Rate. Annual Fixed Rent attributable to the Premises shall be payable in monthly installments in accordance with the terms and conditions of Article IV of this Lease. If Tenant timely and properly exercises an Extension Option, Landlord, within the later of thirty (30) days of such election and the sixteenth (16th) full calendar month prior to the end of the Term (as may have been extended), shall provide Tenant written notice of its determination of the Annual Fixed Rent for the applicable Extension Period. Tenant, within twenty (20) days after the date on which Landlord advises Tenant of the applicable Annual Fixed Rent for the Extension Period, shall either (i) give Landlord fmal written notice (“Binding Notice”) of Tenant’s exercise of its Extension Option, or (ii) if Tenant disagrees with Landlord’s determination, provide Landlord with written notice of rejection (the “Rejection Notice”). If Tenant fails to provide Landlord with either a Binding Notice or Rejection Notice within such twenty (20) day period, Tenant will be deemed to have rejected Landlord’s determination of Annual Fixed Rent for the Extension Period. If Tenant provides Landlord with a Binding Notice, Landlord and Tenant shall enter into an amendment to this Lease setting forth the modified Annual Fixed Rent, the applicable Expiration Date and other applicable terms for the applicable Extension Period. If Tenant provides Landlord with a Rejection Notice, or is deemed to have rejected Landlord’s determination, Landlord and Tenant shall work together in good faith to agree upon the Prevailing Market Rate for the Premises during the Extension Period; provided, however, that if Landlord and Tenant fail to agree within thirty (30) days of the date of the Rejection Notice or deemed rejection, Landlord and Tenant shall determine the Prevailing Market Rate and accordingly the Annual Fixed Rent for the applicable Extension Period in accordance with Section 2.4 below. If Tenant gives Landlord a Binding Notice either initially or promptly upon agreement of the applicable Prevailing Market Rate, Landlord and Tenant shall enter into the amendment to this Lease setting forth the modified Annual Fixed Rent, the applicable Extension Date and other applicable terms. Upon agreement of Landlord and Tenant to the terms of an Extension, Landlord may, at its option, require Tenant to increase the amount of its business interruption insurance required in Section 7.2(f), but not earlier than six (6) months prior to beginning of the first Extension Period or second Extension Period, as applicable, only to the extent reasonable and customary for institutional owners and operators of facilities similar to the Premises in cities in the States of Minnesota, Wisconsin, Illinois and Iowa which compare in size, demographics and amount of infrastructure to the City of St. Cloud, Minnesota (the “Comparable Market”), and by no more than twenty-five percent (25%) of the amount required in Section 7.2(f) (as may have been previously increased in connection with the exercise of an Extension Option). Notwithstanding the foregoing, if (a) Tenant timely and properly exercises its Extension Option at least eighteen (18) months prior to the expiration of the Term (as may have been extended), (ii) Tenant provides Landlord with a Rejection Notice or is deemed to have rejected Landlord’s determination, and (iii) Landlord and Tenant fail to agree upon the Prevailing Market Rate after working in good faith for thirty (30) days after the date of the Rejection Notice or deemed rejection, then, in lieu of the procedure set forth in Section 2.4 below, Tenant may elect to rescind its exercise of the Extension Option by written notice (a “Rescission Notice”) given to Landlord within three (3) business days after the expiration of such 30-day period; it being agreed that if Tenant fails to timely and properly provide the Rescission Notice, Tenant must proceed with the procedure set forth in Section 2.4 below. It is further understood and agreed that Tenant shall not be afforded the foregoing rescission right if Tenant exercises the Extension Option subsequent to the date falling eighteen (18) months prior to the expiration of the Term (as may have been extended). Time is of the essence with respect to this Section 2.3 and Section 2.4 hereof. For purposes of this Extension Option, “Prevailing Market Rate” shall mean the arms length fair market annual rental rate per rentable square foot under new and renewal leases entered into on or about the date on which the Prevailing Market Rate is being determined hereunder for tenants comparable to Tenant leasing space comparable to the Premises in buildings comparable to the Building in the Comparable Market. The determination of Prevailing Market Rate shall take into account any material economic differences between the terms of this Lease and any such comparison lease, including rent abatements, construction costs and other concessions and the manner, if any, in which the landlord under any such lease is reimbursed for operating expenses and taxes. The determination of Prevailing Market Rate shall also take into consideration any reasonably anticipated changes in the Prevailing Market Rate from the time such Prevailing Market Rate is being determined and the time such Prevailing Market Rate will become effective under this Lease. The extension rights granted under this Section 2.3 are personal to Tenant and may not be assigned or transferred in any manner, unless otherwise specifically approved by Landlord, except with respect to a transfer to a Tenant Affiliate (defined in Section 8.1 below).
     2.4 Resolution of Disagreement over Prevailing Market Rate. If the parties are unable to agree upon the Prevailing Market Rate within thirty (30) days after Tenant provides, or is deemed to have provided, a Rejection Notice, then, except in the event Tenant timely and properly rescinds its exercise of the Extension Option by the timely delivery of a Rescission Notice as provided in Section 2.3 above, the Prevailing Market Rate will be determined by appraisal, made by a board of appraisers consisting of three reputable real estate appraisers (each an “Expert”), each of whom has been actively involved in commercial real estate in the St. Cloud, Minnesota area no less than ten years prior to appointment. In addition, each such Expert shall have been active over the five (5) year period ending on the date of such appointment in the appraisal of comparable commercial properties in the Comparable Market Area. One Expert will be appointed by Tenant, and one Expert will be appointed by Landlord. Both Landlord and Tenant shall appoint their Expert within fifteen (15) days after the failure of Landlord and Tenant to agree on the Prevailing Market Rate. The third Expert will be appointed by the first two Experts. If the first two Experts are unable to agree on a third Expert within ten (10) days after the appointment of the second Expert, or if either party refuses or neglects to appoint an Expert as herein provided within fifteen (15) days after the appointment of the first Expert, then the third Expert or the second Expert, whose appointment was not made as provided above, may be appointed by any active judge of the Hennepin County District Court. If determinations of at least two of the Experts are identical in amount, that amount will be determined to be the Prevailing Market Rate. If the determinations of all three Experts are different in amount, the highest appraised value will be averaged with the middle value (that average being referred to as “Sum A”). The lowest appraised value will be averaged with the middle value (that average being referred to as “Sum B”), and the Prevailing Market Rate will be determined as follows: (i) if neither Sum A nor Sum B differs from the middle appraised value by more than 10% of the middle appraised value, then the Prevailing Market Rate will be the average of the three appraisals, (ii) if either Sum A or Sum B (but not both) differs from the middle appraised value by more than 10% of the middle appraised value, then the Prevailing Market Rate will be the average of the middle appraised value and the appraised value closer in amount to the middle appraised value, and (iii) if both Sum A and Sum B differ from the middle appraised value by more than 10% of the middle appraised value, then the Prevailing Market Rate will be equal to the middle appraised value. Written notice of the Prevailing Market Rate as duly determined in accordance with this Section shall be promptly given to Landlord and Tenant and will be binding and conclusive on them. Each party will bear its own expenses in connection with the board proceeding, except that the fees of the Experts will be borne equally. If, for any reason, the Prevailing Market Rate has not been determined at the time of the commencement of the Extension Tenn, then the Prevailing Market Rate will be the amount set forth in Landlord’s determination, and if the determination of the Experts as provided above indicates that a lesser or greater amount should have been paid than that which was actually paid, a proper adjustment will be made in a payment from Landlord to Tenant, or Tenant to Landlord, as the case may be, such payment to be made within thirty (30) days of the determination of the Prevailing Market Rate.
ARTICLE III: DELIVERY OF PREMISES
     3.1 Delivery of Premises. The Premises are demised and leased subject to the Title Documents (defined in 5.5 below) as of the Commencement Date.
     3.2 Existing Conditions. Tenant acknowledges that Tenant or its affiliates occupied the Premises prior to the Commencement Date and that Tenant has inspected the Premises and accepts the same in their condition on the Commencement Date, it being expressly agreed that, except as expressly stated herein, neither Landlord nor any person acting under Landlord has made or implied any representations or warranties concerning the Premises, or their condition or suitability for Tenant’s use. To the extent permitted by applicable law, Tenant waives any right or remedy otherwise accruing to Tenant on account of the condition or suitability of the Premises, or title to the Premises (subject to the provisions of Section 12.2 of this Lease), and Tenant agrees that it takes the Premises “as-is,” with all faults and without any such representation or warranty, including any implied warranties.
     3.3 Initial Improvements and Roof Improvements. Tenant, at Tenant’s sole cost and expense subject to the Initial Allowance and Roof Allowance (as defined in Exhibit B), shall construct or cause to be constructed certain improvements set forth in Exhibit B-1 attached hereto and made a part hereof (the “Initial Improvements”) in the Premises and certain improvements to the roof of the Building (the “Roof Improvements”), all in accordance with the Work Letter attached hereto as Exhibit B and made a part hereof.
ARTICLE IV: RENT
     4.1 Annual Fixed Rent. Commencing on the Commencement Date and on the first day of each subsequent calendar month during the Term, Tenant shall pay to Landlord the monthly installments of the Annual Fixed Rent set forth in Article I in lawful money of the United States, in advance and, except as otherwise specifically provided in this Lease, without offset, deduction, or prior demand.
     4.2 Method of Payment. Tenant agrees to pay the Annual Fixed Rent to Landlord in advance in equal monthly installments by the first day of each calendar month during the Term. Tenant shall make a ratable payment of Annual Fixed Rent and Additional Rent (as defined below) (to the extent applicable) for any period of less than a month at the beginning or end of the Term. All payments of Annual Fixed Rent, and all payments of Additional Rent and other sums due and payable to Landlord, shall be paid to Landlord by electronic fund transfer or check to an account designated by Landlord or such other place as Landlord may from time to time direct, without demand, set-off or other deduction except as may be expressly provided in this Lease. If any payment of Annual Fixed Rent is not paid on or before the fifteenth (15th) day after the same is due hereunder, Tenant shall pay Landlord an administration fee equal to ten percent (10%) of all past due installments of Annual Fixed Rent. In addition, past due installments of Annual Fixed Rent shall accrue interest at twelve percent (12%) per annum from the date such payment was due until such payment is received by Landlord. Landlord’s acceptance of less than the correct amount of Annual Fixed Rent shall be considered a payment on account of the earliest Annual Fixed Rent due. Tenant’s covenant to pay Annual Fixed Rent and Additional Rent is independent of every other covenant in this Lease, but such covenant shall in no way limit any express rights of abatement or offset provided in this Lease in Sections 5.3, 9.8, 10.1 and 10.4.
ARTICLE V: ADDITIONAL RENT
     5.1 Additional Rent. All sums payable by Tenant under this Lease other than Annual Fixed Rent shall be deemed “Additional Rent.” The term “rent” shall mean Annual Fixed Rent and Additional Rent. Unless this Lease provides otherwise, Tenant shall pay all Additional Rent then due with the next monthly installment of Annual Fixed Rent.
     5.2 Real Estate Taxes. Tenant covenants and agrees to pay when due, directly to the relevant taxing authority, as Additional Rent, all Taxes.
     “Taxes” shall mean all taxes, assessments, betterments, excises, user fees and all other governmental charges and fees of any kind or nature, or impositions or agreed payments in lieu thereof or voluntary payments made in connection with the provision of governmental services or improvements of benefit to the Premises (including any special assessments, so-called linkage, impact or voluntary betterment payments), and all penalties and interest thereon (if due to Tenant’s failure to make timely payments on account of Taxes), assessed or imposed against the Premises (including without limitation any personal property taxes levied on such property or on fixtures or equipment used in connection therewith), or upon Landlord by virtue of its ownership thereof, other than the following: federal or state income tax, any inheritance, estate, succession, transfer, gift, franchise, or capital stock tax imposed on Landlord during the Term. If during the Term the present system of ad valorem taxation of property shall be changed so that, in lieu of or in addition to the whole or any part of such ad valorem tax, there shall be assessed, levied or imposed on such property or Premises or on Landlord any kind or nature of federal, state, county, municipal or other governmental capital levy, income, sales, franchise, excise or similar tax, assessment, levy, charge or fee (as distinct from the federal and state income tax in effect on the Commencement Date) measured by or based in whole or in part upon Building valuation, rents or any other incidents, benefits or measures of real property or real property operations and imposed on owners of real estate generally, then any and all of such taxes, assessments, levies, charges and fees shall be included within the term Taxes, but only to the extent the same are applicable to the Premises. In the event that any Taxes, including special assessments, are applicable to other real property and/or improvements of Landlord together with the real property and/or improvements associated with the Premises, such Taxes shall be equitably prorated by Landlord as Additional Rent with respect to the portion attributable to the Premises.
     Tenant may seek a reduction in the assessed valuation (for tax purposes) of the Premises provided the same is done by and at Tenant’s sole cost and expense and with Landlord’s prior written consent, which consent will not be unreasonably withheld, conditioned or delayed. Landlord agrees that it shall cooperate in good faith with Tenant’s reasonable requests in connection with any such proceeding. Tenant may defer payment of any contested Taxes; provided that Tenant’s deferral is in compliance with applicable law permitting such deferral and such deferral does not and will not permit or cause the filing of any lien against the Premises. Tenant shall be entitled to all refunds associated with Tenant’s successful prosecution of any such proceeding. If required by applicable law, Landlord shall join in any proceeding referred to in this paragraph; provided, however, Tenant shall indemnify and save Landlord harmless from any costs and expenses associated with such proceedings.
     If Landlord shall receive a refund of any Taxes paid by Tenant, Landlord shall reimburse Tenant the amount of said refund after deducting therefrom the actual reasonable out-of-pocket costs and expenses incurred by Landlord in connection therewith.
     5.3 Utilities. Tenant shall pay, directly to the appropriate provider thereof, all charges and deposits for gas, water, sewer, electricity, telecommunications, and other energy, utilities and services used or consumed on the Premises during the Term. It is understood and agreed that Landlord (i) shall be under no obligation whatsoever to furnish any such services to the Premises and (ii) shall not be liable for (nor suffer any reduction in any rent on account of) any interruption or failure in the supply of the same (such interruption or failure, a “Service Failure”). However, if the Premises, or a material portion of the Premises, is made untenantable for a period in excess of three (3) consecutive business days as a result of a Service Failure, then Tenant, as its sole remedy, and only to the extent that the same is covered by Landlord’s rent loss insurance, shall be entitled to receive an abatement of Annual Fixed Rent and Additional Rent payable hereunder during the period-beginning on the fourth (4th) consecutive business day of the Service Failure and ending on the date the service has been restored. If the entire Premises has not been rendered untenantable by the Service Failure, the amount of abatement that Tenant is entitled to receive shall be prorated based upon the percentage of the Premises rendered untenantable and not used by Tenant.
     5.4 Personal Property Taxes. Tenant shall pay when due, directly to the relevant taxing authority, all taxes charged against trade fixtures, furnishings, equipment, inventory, or any other personal property belonging to Tenant. Tenant shall use its best reasonable efforts to have its personal property taxed separately from the Premises. If any of Tenant’s personal property shall be taxed with the Premises and Landlord shall receive a bill for such tax, Tenant shall pay Landlord the taxes for such personal property within ten (10) days after Tenant receives a written statement from Landlord and a copy of Landlord’s bill for such personal property taxes. Tenant shall have the right, in its sole discretion but upon at least thirty (30) days prior written notice to Landlord, to contest any tax charged against its trade fixtures, furnishings, equipment, inventory or any other personal property; provided, however, Tenant shall take all necessary steps to insure that no lien or other claim is filed against the Premises as a result of or in connection with such contest.
     5.5 Net Lease. This Lease is an absolutely triple net lease to Landlord except as may expressly be provided herein. It is the intent of the parties hereto that the Annual Fixed Rent payable under this Lease shall be an absolutely net return to Landlord and that Tenant shall pay all costs and expenses relating to the Premises except as otherwise expressly set forth in this Lease. Without limiting the generality of the preceding sentence, Tenant shall at its sole cost and expense (which expense shall be deemed Additional Rent hereunder) be responsible for payment of all Taxes, all electricity, telecommunication service, gas, water, sewer, telecommunications, refuse disposal, and other charges for utilities and services supplied to the Premises, insurance costs (including the cost of insurance maintained by Landlord), amounts due under any Title Document, other than any mortgage or other lien granted by Landlord with respect to the Premises, and all costs of cleaning, maintaining and repairing the Premises in accordance with the terms of this Lease (excluding, however the initial Allowance and the Roof Allowance payments in connection with the Initial Improvements and Roof Improvements in accordance with the terms and conditions of the Work Letter). Any amount or obligation herein relating to the Premises that is not expressly declared to be that of Landlord shall be deemed to be an obligation of Tenant to be performed by Tenant at Tenant’s expense and Tenant shall indemnify Landlord against, and hold Landlord harmless from the same. Tenant shall have no obligation to pay Landlord for any of Landlord’s internal costs, including without limitation, bookkeeping, accounting and legal fees. Except as otherwise expressly set forth in this Lease, Annual Fixed Rent, Additional Rent, and all other sums payable hereunder by Tenant, shall be paid without notice or demand, and without set off, counterclaim, recoupment, abatement, suspension, deduction, or defense. (other than payment) whatsoever, so that this Lease shall yield net to Landlord the Annual Fixed Rent under all circumstances and conditions whether now or hereinafter existing and whether or not within the contemplation of the parties. Except as otherwise expressly set forth in this Lease and except with respect to certain events of casualty or condemnation as set forth in Article X hereof, Tenant shall in no event have any right to terminate this Lease. It is the intention of the parties hereto that the obligations of Tenant hereunder shall be separate and independent covenants and agreements, that the Annual Fixed Rent, the Additional Rent, and all other sums payable by Tenant hereunder shall continue to be payable in all events, and that the obligations of Tenant hereunder shall continue unaffected, unless the requirement to pay or perform the same shall have been terminated, abated or subject to the right of offset pursuant to an express provision of this Lease. As used herein, the term “Title Documents” means any and all easements, covenants, conditions, restrictions, industrial park association agreements, and other agreements, encumbrances, and restrictions of record affecting all or part of the Premises (i) described in that certain Chicago Title Insurance Company ALTA 1992 Owner’s Form Title Policy, File Number 100617134, effective date June 20, 2006, insuring Landlord (the “Title Policy”), a copy of which Title Policy was provided to Tenant, (ii) existing as of the date of this Lease but not described in the Title Policy, and (iii) hereafter created which do not materially increase Tenant’s obligations under this Lease or materially reduce Tenant’s rights with respect to the Premises, which include, without limitation, mortgages and related liens subject to the provisions of Article 11 below. Landlord represents and warrants that it has not granted any Title Documents currently encumbering the Premises that are not set forth in the Title Policy. Further, to Landlord’s knowledge (as hereinafter defined), them are no Title Documents currently encumbering the Premises and not set forth in the Title Policy except as follows: (i) Assignment and Assumption dated June 15, 2006, between FAC Acquisition, LLC and Welshinvest Acquisitions, LLC, recorded July 21, 2006, with the Office of the County Recorder, Stearns County, Minnesota, as Document No. 1200899; (ii) Assignment of Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing and Assignment of Assignment of Leases and Rents dated effective September 28, 2006, between JPMorgan Chase Bank, N.A., and LaSalle Bank National Association, as Trustee, recorded April 10, 2007, with the Office of the County Recorder, Steams County, Minnesota, as Document No. 1224179; and (iii) UCC Financing Statement Amendment recorded April 10, 2007, with the Office of the County Recorder, Steams County, Minnesota, as Document No. 1224180. For purposes of this Lease, “Landlord’s knowledge” means the present actual knowledge of Peter Lund, the Asset Manager of Landlord, without any duty of investigation or inquiry.
     5.6 True Lease. Landlord and Tenant agree that the parties intend this Lease to constitute a lease and not a financing arrangement. Each party shall reflect the transaction represented hereby in all applicable books, records and reports (including income tax filings) in a manner consistent with “true lease” treatment rather than “financing” treatment, subject to future modifications of accounting or tax rules or guidelines and subject to contrary determinations or positions by governmental agencies or the like.
ARTICLE VI: MAINTENANCE, USE, AND ALTERATIONS OF PREMISES
     6.1 Landlord’s Repair Obligations. Except as set forth in Section 10.1, Landlord shall have no obligation to repair or maintain the Building or Premises. Tenant shall be solely responsible, for the cost of (a) any repair or capital replacement of any building system or component, including any such repairs or replacements arising from the acts or omissions of Tenant, its employees, agents, contractors, or invitees or from a failure by Tenant to perform its maintenance and repair obligations under this Lease, and (b) any Alterations (defined in Section 6.6 below), additions, improvements, repairs, or replacements that are performed by or on behalf of Tenant.

     6.2 Tenant’s Repair and Maintenance Obligations. Except for Landlord’s express obligations under Section 10.1 and subject to the provisions of Section 7.3 below, except for any damage to the Premises resulting from the willful misconduct of Landlord, its employees or agents, Tenant shall clean, maintain, repair and secure the Premises, all improvements and appurtenances thereto, all access areas thereof, and all facilities, installations and equipment used in connection therewith, and shall pay all costs and expenses of so doing, keeping the Premises in good order, repair and condition, reasonable wear and tear, and damage by casualty and taking (to the extent provided in Article X only) excepted, and consistent with other prudent owners of buildings similar to the Premises. Without limiting the generality of the foregoing, Tenant shall keep the foundation of the Building, all exterior walls, structural walls, the roof of the Building, all interior walls, floor surfaces and coverings, glass, windows, doors, and partitions, all fixtures and equipment, all interior utilities, pipes and drains and other installations used in connection with the Premises in such good order, repair and condition, shall provide all cleaning, painting and floor covering to the Premises, and shall remove all refuse from and provide its own janitorial services for the Premises. Tenant shall keep in good order, condition and repair all Building systems (including the heating, ventilation, air conditioning, plumbing, electrical, utility, and safety systems). Tenant’s maintenance obligations shall also include, without limitation, gardening and landscaping; snow removal; rental or lease payments paid by Tenant for rented or leased personal property used in the operation or maintenance of the Premises; fees for required licenses and permits required by Tenant; sweeping and striping of pavement; general maintenance; painting; lighting; and similar items. If any portion of the Premises or any system or equipment in the Premises that Tenant shall be obligated to repair cannot be fully repaired or restored, Tenant shall promptly replace such portion of the Premises or system or equipment.
     6.3 Use and Compliance with Law. Tenant shall use the Premises only for the Permitted Uses and only as permitted under federal, state, and local laws, regulations and orders applicable from time to time, including without limitation municipal by-laws, land use and zoning laws, environmental laws and regulations (including all laws and regulations regulating the production, use, and disposal of any pollutant or toxic or hazardous material), and occupational health and safety laws. Tenant shall procure all approvals, licenses and permits necessary therefor, in each case giving Landlord true and complete copies of the same and all applications therefor. Tenant shall not alter or convert the use of the. Premises from the Permitted Use without Landlord’s prior written consent, which consent will not be -unreasonably withheld, conditioned or delayed. Tenant shall promptly comply with all present and future laws applicable to Tenant’s use of the Premises (including without limitation, any modifications or accommodations required by the Americans With Disabilities Act and/or life safety regulations), foreseen or unforeseen, and whether or not the same necessitate structural or other extraordinary changes or improvements to the Premises (which modifications, accommodation, changes or improvements, if any, if made by Tenant, shall be deemed to be, and shall be made in compliance with the applicable requirements for, Alterations as set forth in Section 6.6 below), or interfere with Tenant’s use and enjoyment of the Premises, and shall keep the Premises equipped with adequate safety appliances and comply with all requirements arising from the use Tenant is making of the Premises of insurance inspection or rating bureaus having jurisdiction. Tenant shall, in any event, indemnify and save Landlord harmless from all loss, claim, damage, cost or expense (including reasonable attorneys’ fees) on account of Tenant’s failure so to comply with the obligations of this Section (paying the same to Landlord upon demand as Additional Rent). Tenant shall bear the sole risk of all present or future laws affecting the Premises or appurtenances thereto, and Landlord shall not be liable for (nor suffer any reduction in any rent on account of) any interruption, impairment or prohibition affecting the Premises or Tenant’s use thereof resulting from the enforcement of laws. Without limiting anything herein, the Permitted Use shall exclude any use that would cause the Premises to be deemed a “place of public accommodation” under the Americans with Disabilities Act.
     6.4 Hazardous Substances. Tenant shall at all times comply with applicable local, state and federal laws, ordinances, rules and regulations relating to Hazardous Substances. “Hazardous Substances” means (1) any oil, flammable substances, explosives, radioactive materials, hazardous wastes or substances, toxic wastes or substances or any other wastes, materials or pollutants; (2) asbestos in any form which is or could become friable, urea formaldehyde foam insulation, transformers or other equipment that contains dielectric fluid containing polychlorinated biphenyl, or radon gas; (3) any chemical, materials or substance defined as or included in the definition of “hazardous substances,” “hazardous wastes,” “hazardous materials,” “extremely hazardous waste,” “restricted hazardous waste,” or “toxic substances,” or words of similar import under any applicable local, state or federal law or under the regulations adopted or publications promulgated pursuant thereto; (4) any other chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority or may or could pose a hazard to the health and safety of the occupants of the Premises or the owners and/or occupants of property adjacent to or surrounding the Premises, or any other person or entity coming upon the Premises or adjacent property; and (5) any other chemical, material or substance that may or could pose a hazard to the environment. Tenant shall not: (i) use the Premises for the storage of Hazardous Substances except for such activities that are part of the course of Tenant’s ordinary business (the “Permitted Activities”); provided, such Permitted Activities are conducted in accordance with all applicable laws, orders, regulations and ordinances; (ii) use the Premises as a landfill or dump; or (iii) install any underground tanks of any type at the Premises. Tenant shall at its own expense maintain in effect any and all permits, licenses or other governmental approvals, if any, required for Tenant’s use of the Premises and require the same of any subtenants. Tenant shall make and cause any subtenant to make all disclosures required of Tenant by any laws, and shall comply and cause subtenant to comply with all orders concerning Tenant’s use of the Premises issued by any governmental authority having jurisdiction over the Premises and take all action required by such governmental authorities to bring the Tenant’s activities on the Premises into compliance with all environmental and other laws, rules, regulations and ordinances affecting the Premises. If at any time Tenant shall become aware, or have reasonable cause to believe, that any

Hazardous Substance has been released or has otherwise come to be located on or beneath the Premises, Tenant shall, give written notice of that condition to Landlord. Tenant shall be responsible for, and shall indemnify, defend and hold Landlord harmless from and against, all environmental claims, demands, damages and liabilities, including, without limitation, court costs and reasonable attorneys’ fees, if any, arising out of, or in connection with the generation, storage, disposal or presence caused by or resulting from Tenant, its employees, officers, directors, agents or invitees of any Hazardous Substance in, on or about the Premises whether prior to or after the Commencement Date. Prior to the Commencement Date, Landlord will have delivered to Tenant copies of any Phase I or, if applicable, Phase II environmental assessments relating to the Premises which are in Landlord’s possession (collectively, the “Reports”). Tenant hereby acknowledges that it has previously received a copy of the so-called Phase I environmental assessment dated June 2, 2006 and the Phase II environmental assessment dated June 6, 2006, both prepared by Nova Consulting. Notwithstanding anything herein to the contrary, except as disclosed in the Reports, to Landlord’s knowledge (as defined in Section 5.5 above), the Premises are not in violation of applicable environmental laws. Notwithstanding anything to the contrary contained in this Lease, Tenant shall not be responsible for the cost of remediating, removing or otherwise addressing any Hazardous Substances, including any existing underground storage tanks, that were introduced upon the Premises prior to Tenant’s occupancy of the Premises and which Tenant has not interfered with or otherwise enhanced or enabled. Further, Tenant shall not be responsible for removing the following above-ground tanks from the Premises at the expiration or earlier termination of the Term:
1.	One 300 gallon AST diesel fuel tank located in the diesel fire pump house;

2.	One 1,200 gallon AST diesel fuel tank located in the emergency generator house;

3.	Two 30,000 gallon AST liquid propane tanks located on the south side of the Premises;
(collectively, the “Known Tanks”), which Known Tanks Tenant (i) is permitted to utilize, and (ii) must maintain in accordance with applicable laws, orders, regulations and ordinances and the provisions of this Lease during the Term.
     6.5 Landlord’s Right to Enter. Landlord and its agents or employees may upon reasonable advance notice to Tenant enter the Premises during business hours (and in case of emergency at any time) for the purpose of exercising any of the rights reserved to Landlord herein, or securing or protecting Landlord’s property or the Premises, or removing any Alterations or additions not consented to by Landlord if such consent was required at the time of installation, and similarly upon reasonable notice may show the Premises to prospective purchasers and lenders, and during the last twelve (12) months of the Tenn (or after delivery of a Tenant Notice as set forth in Section 13.6 below) to prospective tenants, and may keep affixed in suitable places notices for letting (during the last twelve (12) months of the Term) and selling. If Tenant so desires, a representative of

Tenant may accompany Landlord or its agents in any entry onto the Premises under this Lease. In additional, Landlord and its architects, engineers, contractors and representatives shall have the right of entry as set forth in Section 8(h) of the Work Letter. In the event Tenant abandons the Premises in the manner described in Section 9.1(i) below, Landlord may enter the Premises at any time without advance notice to Tenant thereafter.
     6.6 Alterations, Additions, and Improvements. Except with respect to Tenant’s construction of the Initial Improvements and Roof Improvements pursuant to the Work Letter and as otherwise specifically provided below, Tenant shall not make any installations, alterations, additions, or improvements in or to the Premises, including, without limitation, any apertures in the walls, partitions, ceilings or floors (collectively, “Alterations”) without the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed. Any such work so approved by Landlord shall be performed only in accordance with plans and specifications approved by Landlord. Notwithstanding the foregoing, Tenant shall not without the prior written consent of Landlord, which consent may be withheld in Landlord’s sole discretion, perform any work in or to the Premises that would (i) in any manner affect any structural component of the Building (including, without limitation, exterior walls, exterior windows, core walls, columns, roofs, or floor slabs), (ii) require changes in the electrical or mechanical components or systems of the Building determined in Landlord’s reasonable option to be material and adverse to the Building, (iii) diminish the value of the Premises for the Permitted Uses, or (iv) require any unusual expense to re-adapt the Premises for the Permitted Uses. Tenant shall procure, at Tenant’s sole expense, all necessary permits and licenses before undertaking any work on the Premises and shall perform all such work in a good and workmanlike manner employing materials of good quality and so as to conform with all applicable zoning, building, fire, health and other codes, regulations, ordinances and laws and with all applicable insurance requirements. If any notice or any lien is placed on the Premises arising from work performed by or for Tenant, Tenant shall furnish to Landlord a bond or other security to stay enforcement of or insure over such lien, in either case, in the amount, form and substance reasonably acceptable to Landlord; provided, however, after posting such bond or providing such security, Tenant shall have the right to contest the validity of such lien or otherwise cause such lien to be removed from the public record. Tenant shall require all contractors employed by Tenant to carry worker’s compensation insurance in accordance with statutory requirements and commercial general liability insurance covering such contractors on or about the Premises with a combined single limit not less than $1,000,000 and shall submit certificates evidencing such coverage to Landlord, upon Landlord’s request. Tenant shall indemnify and hold harmless Landlord from all injury, loss, claims or damage to any person or property occasioned by or arising out of such work. Landlord may inspect the work of Tenant at reasonable times in accordance with Section 6.5 and give notice of observed defects. Upon completion of any such work, Tenant shall provide Landlord with “as built” plans, copies of all construction contracts and proof of payment for all labor and materials. Tenant, at the time it requests approval for any proposed Alterations, may request in writing that Landlord advise Tenant whether such Alterations or any portion thereof must be removed on or prior to the Expiration Date, or earlier termination of the Lease. Landlord shall respond within ten (10) days of such request, or shall be deemed to have advised Tenant that such Alteration must be removed upon the Expiration Date or earlier termination of this Lease; provided, however, that Tenant shall not be required to remove (i) the Initial Improvements itemized as 1 through 4, inclusive, on Exhibit B-1, (ii) the Initial Improvements itemized as 5 on Exhibit B-1, to the extent that the same are Usual Office Improvements (defined below), or (iii) any usual office improvements such as gypsum board, partitions, ceiling grids and tiles, fluorescent lighting panels, Building standard doors and non-glued down carpeting, but expressly excluding data and communications cabling (which Tenant is required to remove) (collectively, “Usual Office Improvements”). Notwithstanding anything to the contrary contained in this Lease, Landlord’s consent shall not be required in connection with an Alteration that (i) will not affect the systems or structure of the Building, (ii) will not require work to be performed inside the walls or above the ceiling of the Premises, (iii) will not diminish the value of the Premises, and (iv) will not cost in excess of $25,000.00 in any single Alteration or $100,000.00 in the aggregate.
     6.7 Liens and Encumbrances. Tenant shall not permit, create or suffer, and shall keep the Premises free of, and shall promptly remove and discharge, any lien, notice of commencement, charge, security interest, mortgage or other encumbrance which arises for any reason, voluntarily or involuntarily, as a result of any act or omission by Tenant or persons claiming by, through or under Tenant, or any of their agents, employees or independent contractors, including without limitation liens which arise by reason of labor or materials furnished or claimed to have been furnished to Tenant or for the Premises other than a notice of commencement as permitted in accordance with the Work Letter with respect to the Initial Improvements and the Roof Improvements.
     6.8 Condition upon Termination. Subject to the remaining provisions hereof of this Section 6.8, at the expiration or earlier termination of this Lease, or if Tenant abandons the Premises in the manner described in Section 9.1(i) below, Tenant (and all persons claiming by, through or under it) shall, without the necessity of any notice, surrender the Premises, including (x) the Initial Improvements and the Roof Improvements, (y) any tenant work and all replacements thereof, including work and replacements which constitute additions or Alterations constructed after the Commencement Date, that Landlord, pursuant to Section 6.6 above, does not require Tenant to remove, and (z) all keys to the Premises. In addition, Tenant shall remove all of its trade fixtures, electronic, phone and data cabling and related equipment located in or upon the Premises, personal property, and all Tenant’s signs wherever located, along with any additions or Alteration not expressly permitted to remain on the Premises by Landlord, all of which shall be removed by Tenant in a commercially reasonable manner and the damage caused by such removal shall be repaired by Tenant at Tenant’s sole expense). Except with respect to any Alterations that Landlord does not require Tenant to remove pursuant to the terms of Section 6.6 above, Landlord by written notice to Tenant at least thirty (30) days prior to the Expiration Date may require Tenant, at is sole cost and expense, to remove any of the Initial Improvements, Alterations or other additions or installations in the Premises. Tenant shall repair any damage caused by such removal. Tenant shall yield up the Premises broom-clean and in good order, repair and condition, reasonable wear and tear and damage by casualty and taking (to the extent provided in Article X only) excepted. Any property not so removed within thirty (30) days after the expiration or termination of the Lease shall be deemed abandoned and may be removed and disposed of by Landlord in such manner as Landlord shall determine, and Tenant shall pay to Landlord the reasonable cost and expense incurred by it in effecting such removal and disposition.
     6.9 Tenant’s Expense. Tenant shall fulfill all of Tenant’s obligations under this Article VI at Tenant’s sole expense. If Tenant shall fail to maintain, repair or replace the Premises as required by this Article VI, Landlord may, upon thirty (30) days’ prior notice to Tenant (except that no notice shall be required in the case of an emergency), enter the Premises in accordance with Section 6.5 and perform such maintenance or repair (including replacement, as needed) on behalf of Tenant. In such case, Tenant shall reimburse Landlord for all costs reasonably incurred in performing such maintenance, repair or replacement, as Additional Rent, immediately upon demand.
ARTICLE VII: INSURANCE AND WAIVER OF SUBROGATION
     7.1 Landlord’s Insurance Obligations. During the Term of this Lease, Landlord shall carry hazard and property insurance coverage on the Building, all parking lots, loading areas and other improvements on the land upon which the Building is situated, the Initial Improvements, the Roof Improvements and any Alterations expressly approved by Landlord pursuant to Section 6.6 above in an amount equal to the full replacement cost thereof and rent loss insurance for a period and amount of not less than twelve (12) months of rent and not more than eighteen (18) months of rent. Landlord shall not be obligated in any way or manner to insure any of Tenant’s Personal Property (as defined below) upon or within the Premises. Landlord may also carry such other insurance coverage of the type and in amounts as Landlord reasonably deems prudent and is customary in the Comparable Market. Notwithstanding the foregoing, any insurance carried or required to be carried by Landlord relative to the Building may be maintained under a blanket policy or policies of insurance covering the Building and other properties owned by Landlord or its affiliates, and all premiums paid by Landlord, or its property manager, for such insurance, to the extent properly allocable to the Building, and the cost of repairs not covered under such insurance due to deductible provisions (which deductible shall in no event exceed $50,000), shall be deemed Additional Rent hereunder and shall be due and payable by Tenant to Landlord within thirty (30) days after Landlord’s delivery of an invoice to Tenant. Tenant shall have no right in or claim to the proceeds of any policy of insurance maintained by Landlord under this Lease even if the cost of such insurance is borne by Tenant. If an increase in any insurance premiums paid by Landlord relative to the Building is caused by Tenant’s use of the Premises, then Tenant shall pay the amount of such increase as Additional Rent to Landlord. If Tenant is not in default beyond any applicable notice and cure period in performance of any of the obligations under this Lease, Tenant at its sole cost and expense, upon prior written notice and during regular business hours at a time and place reasonably acceptable to Landlord which may be in the location where Landlord or Property Manager, if applicable, maintains the applicable Building insurance records, may cause a certified public accountant reasonably acceptable to Landlord to audit Landlord’s records relating to Landlord’s Insurance Obligations as provided in this Section 7.1.
     7.2 Tenant’s Insurance Coverage. Tenant, at its sole cost and expense, shall during the term hereof, keep in full force and effect at its expense the following insurance coverages:
          (a) Property insurance, including plate glass coverage, covering the full replacement value of (a) Tenant’s leasehold improvements (except for those leasehold improvements that Landlord is expressly required to carry insurance as provided in Section 7.1 above); and (b) Tenant’s personal property, goods, inventory, supplies, signs, furniture, and moveable trade fixtures, equipment and machinery (collectively, “Tenant’s Personal Property”). Such policy of insurance shall insure against loss or damage from the perils under “All Risk” (Special) form, including but not limited to the following: fire, windstorm (including hurricanes), sprinkler leakage, vandalism and malicious mischief, water damage, explosion of steam boilers, pressure vessels and other similar apparatus, flood, earthquake and other hazards generally included under extended coverage, all in an amount equal to one hundred percent (100%) of the replacement value of the Leased Improvements, business personal property and plant and equipment, without a coinsurance provision, and shall include an Agreed Value endorsement and shall be issued in the names of and for the benefit of Tenant, Landlord and Landlord’s mortgagee, as their respective interests may appear. If Tenant fails to maintain the required amount of insurance and as a result thereof Landlord is adjudged a coinsurer then any losses or penalties sustained by Landlord shall be paid for by Tenant upon receipt of a bill from Landlord together with reasonably satisfactory evidence of such loss or penalty and shall be deemed rent hereunder.
          (b) Tenant shall carry, maintain and pay the premium for commercial general liability insurance insuring Tenant, Landlord, Landlord’s employees, any managing agent and Landlord’s mortgagee against injury to property, persons or loss of life arising out of the use and occupancy of the Premises and Tenant’s activities upon and about the Premises, including without limitation, any liability arising out of the operation, maintenance, repair or condition of the Premises or adjoining ways, streets or sidewalks. The Commercial General liability insurance, on a form ISO CG 0001 12 07 0 or its equivalent, to be furnished by Tenant under the terms of the Lease shall include coverage for bodily injury, property damage, personal injury, products liability coverage (but only to the extent such coverage is provided as part of a standard Commercial General liability insurance policy without special endorsement, but subject to any standard exceptions or exclusions thereto, including any standard exclusions of specific product liability), contractual liability applying to this Lease under which the insurer agrees to insure Tenant’s obligation of indemnity under this Lease to the extent insurable, a “severability of interest” clause or endorsement which precludes the insurer from denying a claim of either

Tenant or Landlord because of negligence or other acts of the other, and independent contractors. Such policy shall be written on an “occurrence basis” rather than a “claims made basis” with coverage in amounts not less than $1,000,000 per occurrence and $2,000,000 in the aggregate.
          (c) Worker’s compensation coverage for all persons employed by Tenant on the Leased Property, if any, with statutory limits, and Employers’ Liability insurance in an amount of at least $500,000 Each Accident, $500,000 Disease-Policy Limit, and $500,000 Disease-Each Employee.
          (d) Business Auto Liability Insurance, including owned, non-owned and hired vehicles insuring Bodily Injury and Property damage with a combined single limit of not less than $1,000,000 per occurrence.
          (e) Tenant shall carry Umbrella coverage form that “Pays on Behalf’, and is excess or follow form General Liability, Automobile Liability and Employers’ Liability, with limits in a minimum amount of not less than $5,000,000 per occurrence/aggregate.
          (f) Tenant shall carry business interruption insurance equal to 100% of the Annual Fixed Rent then in effect for each year, written on “Special Form” including Extra Expense without a provision for coinsurance.
          (g) All policies of insurance shall be issued by insurance companies with general policy holder’s rating of not less than A and a financial rating of not less than Class 6 as rated in the most current “Best’s Insurance Reports”, and licensed to do business and authorized to issue such policies in the state in which the Premises are located. Prior to the Commencement Date, Tenant shall provide Landlord with insurance binders evidencing the insurance maintained by Tenant. Tenant shall deliver annually to Landlord, and at such other times as Landlord shall request, the following original certificates, from the Tenant’s respective insurers, in form reasonably acceptable to Landlord, evidencing that the insurance required under this Lease is in full force and effect: (i) Acord 25 Certificate of Commercial General Liability insurance, and (ii) Acord 28 Evidence of Property Insurance. The commercial property and business interruption insurance required under Sections 7.2(a) and (f) above shall cover perils of terrorism and acts of terrorism and, as such, Tenant shall maintain commercial property and business interruption insurance for loss resulting from perils and acts of terrorism on terms (including amounts) consistent with those required under Sections 7.2(a) and (f) above at all times during the term hereof. The certificates evidencing Commercial General Liability insurance must identify the Landlord and Landlord’s lender as additional insureds. All of Tenant’s insurance policies shall provide that the policies shall not be canceled, discontinued or materially changed (other than to increase the coverage provided thereby) without thirty (30) days’ written notice to Landlord and any lender additional insured. Such insurance policies shall provide that they may not be unreasonably cancelled, invalidated or suspended on account of the conduct of Tenant, its officers, directors, employees or agents. Tenant’s insurance policies must provide that any “other insurance” clause shall exclude any policies of insurance maintained by Landlord and that the insurance policy shall not be brought into contribution with insurance maintained by Landlord. Such policies shall also contain a standard “without contribution” mortgage clause endorsement in favor of any lender designated by Landlord. The policies of insurance required under this Lease may be subject to a deductible or for provisions providing for the Tenant’s retention of liability provided the amount of the deductible or retained liability does not exceed $50,000 as to the coverages required under (a) and (b) above and $250,000 as to the remaining coverages required under this Section. Within ten (10) days after Landlord’s request, Tenant shall provide Landlord full copies of all policies of insurance. Tenant shall not carry any inventory or do anything in or about the Premises that would in any way impair or invalidate the obligation of the insurer under any policy of insurance required under this Lease. Landlord shall have the right, by prior written notice to Tenant, to require reasonable increases in the minimum limits of any insurance coverage required to be carried by Tenant under this Article VII, provided that such limits are consistent with limits required by institutional landlords of tenants similar to Tenant in terms of business and use in buildings which are substantially similar to the Building in the Comparable Market or as otherwise required by Landlord’s lender.
          (h) Tenant may self insure for the plate glass insurance required under Section 7.2(a) above, provided that if Tenant self-insures the same then all loss or damage to Tenant, Tenant’s property, its leasehold interest, its business, the Premises or any additions or improvement thereto or contents thereof which would have been covered by such insurance shall be deemed covered by and recoverable by Tenant under valid and collectible policies of insurance.
     7.3 Waiver of Subrogation. Notwithstanding anything set forth in this Lease to the contrary, Landlord and Tenant do hereby release one another from any and all liability to the other or anyone claiming through or under them by way of subrogation or otherwise, and do hereby waive any and all right of recovery, claim, action or cause of action against the other, their respective agents, officers and employees for any loss or damage that may occur to the Premises or any addition or improvements thereto, or any contents therein, by reason of fire, the elements or any other cause which is covered by the insurance policies required to be maintained hereunder, regardless of cause or origin, including the negligence of Landlord, or Tenant, or their respective agents, officers and employees. In addition, all property insurance policies carried by either party covering the Premises and contents therein shall expressly waive any right on the part of the insurer against the other party for damage to or destruction of the Premises, and the contents therein, resulting from the acts, omissions, or negligence of the other party, provided failure to obtain such waiver of subrogation clause shall not invalidate the terms of this Section. If the insurer shall impose a fee for consenting to such waiver, the Tenant shall pay the cost imposed.

ARTICLE VIII: ASSIGNMENT AND SUBLETTING
     8.1 Landlord’s Consent Required. Tenant shall not assign all or any portion of the Lease or sublease all or any portion of the Premises without the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed. Notwithstanding the foregoing, (1) Tenant may, upon thirty (30) days prior written notice, but without Landlord’s consent,’assign all or any portion of the Lease or sublease all or any portion of the Premises to, or effect a transfer of ownership, control or assets of Tenant to a Tenant Affiliate, and (ii) a change in voting control of Tenant shall not be deemed to be an assignment of the Lease. “Tenant Affiliate” means (i) any entity controlling, controlled by or under common control with Tenant or an owner of Tenant; (ii) any entity resulting from the merger, consolidation or reorganization of Tenant or a controlling owner of Tenant into or with any other entity; or (iii) any entity acquiring all or substantially all of the ownership of Tenant or all or substantially all of Tenant’s assets. Any transfer not in conformity with this Article VIII shall be void at the option of Landlord, and Landlord may exercise any and all of its rights under Article IX.
     8.2 Conditions to Landlord’s Consent. Any transfer, including any transfer made with Landlord’s consent, shall be subject to the following conditions:
          (a) As of the date of any transfer, Tenant shall not be in default beyond any applicable notice and cure period under this Lease.
          (b) No transfer (whether or not Landlord’s consent is required) shall relieve Tenant of its obligation to pay the rent and to perform all other obligations of Tenant hereunder. The acceptance of rent by Landlord from any person shall not be deemed to be a waiver by Landlord of any provision of this Lease or to be a consent to any transfer.
          (c) Tenant shall pay, within 10 business days of receipt of an invoice which shall be no less than $1,000.00, Landlord’s reasonable attorneys’ fees and costs in connection with the review, processing and documentation of any transfer for which Landlord’s consent is requested. If Tenant executes Landlord’s then standard form of consent without (i) any changes to this Lease, (ii) reduction or modification of Tenant’s liability under this Lease, (iii) material negotiation of the Landlord’s rights in any assignment or sublease documents, or (iv) material changes to the consent, the review fee shall not exceed $2,000.00. However, in the event of any of the foregoing or if Tenant or the transferee request, and Landlord agrees to, material changes to Landlord’s standard form of consent or if there are material negotiations related thereto or if this Lease needs to be amended as a result thereof, Tenant shall pay all of Landlord’s reasonable costs and expenses (including reasonable attorney’s fees and costs attributable to time expended by in house counsel, accountants or other personnel of Landlord).
          (d) Tenant’s request for consent under this Article VIII (and Tenant’s notice of any transfer not requiring Landlord’s consent under Section 8.1 above) shall set forth the details of the proposed transfer, including: (i) the name, business and financial condition of the prospective transferee, (ii) a true and complete copy of the proposed instrument containing all of the terms and conditions of such transfer, (iii) the proposed form of agreement of the assignee, subtenant or licensee, in form reasonably approved by Landlord, agreeing with Landlord to perform and observe all of the terms, covenants, and conditions of this Lease, and (iv) any other information Landlord reasonably requested by Landlord prior to or in response to such notice. Except for any transfer not requiring Landlord’s consent under Section 8.1 above, Landlord’s consent shall not be deemed to be unreasonably withheld as to any proposed transfer, if based on any of the following factors applying reasonably prudent business judgment: (w) the business of the proposed assignee or subtenant and the proposed use of the Premises (if other than the Permitted Use) is inconsistent with the character of the Building or is not permitted by applicable zoning or use regulations; (x) the net worth, business reputation, character, and financial condition of the proposed assignee or subtenant is not reasonably acceptable to Landlord; (y) Tenant is in default under this Lease beyond any applicable notice and cure periods; and (z) such other factors as Landlord may reasonably deem relevant.
     8.3 Excess Rent. Tenant shall pay Landlord 50% of all rent and other consideration which Tenant receives as a result of any transfer, including any transfer made with Landlord’s consent, that is in excess of the Annual Fixed Rent payable to Landlord for the portion of the Premises and Term covered by such transfer. Excess rent shall not include security provided by the proposed transferee solely for credit enhancement purposes (and not to be retained or given as additional rent to Tenant), such as escrows and reserves to be (i) returned to such transferee provided that such transferee does not default in its sublease, assignment or other occupancy agreement with Tenant, or (ii) applied on a date or dates certain (e.g. the 5th monthly installment) against the stated rent or other charges under the given sublease, assignment or other occupancy agreement with Tenant. Tenant shall pay Landlord for Landlord’s share of the excess within thirty (30) days after Tenant’s receipt of the excess. Tenant may deduct from the excess, on a straight-line basis, all reasonable and customary expenses directly incurred by Tenant attributable to the transfer. If Tenant is in default, Landlord may require that all sublease payments be made directly to Landlord, in which case Tenant shall receive a credit against Annual Fixed Rent in the amount of Tenant’s share of payments received by Landlord.
ARTICLE IX: DEFAULT AND REMEDIES
     9.1 Events of Default. If (a) Tenant fails to pay any installment of Annual Fixed Rent or Additional Rent or other sum or charge hereunder within five (5) days after the same is due; or (b) a general assignment shall be made by Tenant for the benefit of creditors, or (c) a petition is filed by Tenant for adjudication as a bankrupt, or for reorganization or an arrangement under any provision of any bankruptcy act then in force and effect, or (d) an involuntary petition under the provisions of any bankruptcy act is filed against Tenant and such involuntary petition is not dismissed within sixty (60) days thereafter, or (e) Tenant shall be declared bankrupt or insolvent according to law, or (f) a receiver, trustee or assignee shall be petitioned for and not contested by Tenant for the whole or any part of Tenant’s property, or if a receiver, trustee or assignee shall be appointed over Tenant’s objection and not be removed within sixty (60) days thereafter, or (g) any representation or warranty made by Tenant shall be untrue in any material respect, or (h) Tenant fails to perform any other covenant, agreement or condition hereunder and such default continues for thirty (30) days after written notice from Landlord (provided, however, that such thirty (30) day period shall be reasonably extended for up to an additional sixty (60) days in the case of non-monetary default if the matter complained of can be cured, but the cure cannot be completed within such thirty (30) day period and Tenant begins promptly to cure within such period and thereafter diligently completes the cure), or (i) Tenant abandons the Premises and fails to perform its obligations under this Lease including, without limitation, payment of Annual Fixed Rent, Additional Rent or any other charge due hereunder, failure to comply with the provisions of Article VI or Section 7.2 of this Lease, or failure to adequately secure, police and protect the Premises; then, and in any such case, Landlord and its agents and employees lawfully may, in addition to and not in derogation of any remedies for any preceding breach, immediately or at any time thereafter, without demand or notice and with or without process of law, enter into and upon the Premises or any part thereof in the name of the whole, or mail or deliver a notice of termination of the Term addressed to Tenant at the Premises or at any other address herein provided, and thereby terminate this Lease and repossess the same as of Landlord’s former estate. Upon such entry or mailing or delivery,’ as the case may be, the Term shall terminate, all executory rights of Tenant and all obligations of Landlord under this Lease shall immediately cease, and Landlord may expel Tenant and all persons claiming by, through or under Tenant and remove its and their effects (forcibly if necessary) without being deemed guilty of any manner of trespass and without prejudice to any remedies which might otherwise be used for arrears of rent or prior breach of covenants; and Tenant hereby waives all statutory and equitable rights to its leasehold (including without limitation rights in the nature of further cure or of redemption, if any). Landlord may, without notice, store Tenant’s effects (and those of any person claiming by, through or under Tenant) at the expense and risk of Tenant and, if Landlord so elects, may sell such effects at public auction or auctions or at private sale or sales after seven (7) days notice to Tenant (which notice Tenant agrees is reasonable) and apply the net proceeds to the payment of all sums due to Landlord from Tenant, if any, and pay over the balance, if any, to Tenant.
     9.2 Remedies for Default.
          (a) Reletting Expenses Damages. If this Lease is terminated for default, then Tenant covenants, as an additional cumulative obligation after such termination, to pay all of Landlord’s reasonable costs and expenses related thereto or in collecting amounts due hereunder, including attorneys’ fees, and all of Landlord’s reasonable expenses in connection with such reletting, including without limitation, tenant inducements, brokerage commissions, fees for legal services, expenses of preparing the Premises for reletting and the like (“Reletting Expenses”). It is agreed by Tenant that Landlord may (i) relet the Premises or any part or parts thereof for a term or terms which may at Landlord’s option be equal to or less than or exceed the period which would otherwise have constituted the balance of the Term, and may grant such tenant inducements as Landlord in its sole judgment considers advisable, and (ii) make such alterations, repairs and decorations in the Premises as Landlord in its sole discretion considers advisable, and no action of Landlord in accordance with the foregoing nor any failure to relet or to collect rent under any reletting shall operate or be construed to release or reduce Tenant’s liability. Any obligation to relet the Premises imposed upon Landlord by law shall be subject to Landlord’s reasonable objectives of developing its property in a harmonious manner with appropriate mixes of tenants, uses, floor areas, terms, etc. Landlord’s Reletting Expenses together with all sums otherwise provided for in this Lease, whether incurred prior to or after such termination, shall be due and payable immediately from time to time upon notice from Landlord.
          (b) Termination Damages. If this Lease is terminated for default, then unless and until Landlord elects lump sum liquidated damages described in (c) below Tenant covenants, as an additional cumulative obligation after any such termination, to pay punctually to Landlord all the sums and perform all the obligations which Tenant covenants in this Lease to pay and to perform in the same manner and to the same extent and at the same time as if this Lease had not been terminated. In calculating the amounts to be paid by Tenant pursuant to the preceding sentence Tenant shall be credited with the net proceeds of any rent then actually received by Landlord from a reletting of the Premises after deducting all sums provided for in this Lease to be paid by Tenant and not then paid. In no event, however, shall Tenant be liable for indirect or consequential damages.
          (c) Lump Sum Liquidated Damages. If this Lease is terminated for default, then Tenant covenants, as an additional cumulative obligation after termination, to pay forthwith to Landlord at Landlord’s sole election made by written notice to Tenant at any time within one year after termination, as liquidated damages a single lump sum payment equal to the sum of (i) all sums provided for in this Lease to be paid by Tenant prior to the date of termination and not then paid, plus (ii) the present value (calculated at the Federal Reserve discount rate or equivalent) of the excess of all of the rent from the date of termination which would otherwise be payable for the remainder of the Term (as if no termination had occurred) over the fair market rental of the Premises for the balance of the Term (as if no termination had occurred), which rent from reletting shall be reduced by reasonable projections of vacancies and by Landlord’s Reletting Expenses described above to the extent not theretofore paid to Landlord.
     9.3 Remedies Cumulative. Any and all rights and remedies either party may have under this Lease, and at law and equity, shall be cumulative and shall not be deemed inconsistent with each other, and any two or more of all such rights and remedies may be exercised at the same time insofar as peanitted by law. Nothing contained in this Lease shall, however, limit or prejudice the right of Landlord to prove and obtain in proceedings for bankruptcy or insolvency by reason of the termination of this Lease, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when and governing the proceedings in which the damages are to be proved, whether such amount be greater, equal to, or less than the amount of the loss or damages referred to in the preceding Section.
     9.4 Effect of Waivers of Default. Any consent or permission by either party to any act or omission which otherwise would be a breach of any covenant or condition, or any waiver by such party of the breach of any covenant or condition, shall not in any way be held or construed to operate so as to impair the continuing obligation of such covenant or condition, or otherwise operate to permit other similar acts or omissions. No breach shall be deemed to have been waived -unless and until such waiver be in writing and signed by the waiving party. The failure of Landlord to seek redress for violation of or insist upon the strict performance of any covenant or condition of this Lease, or the receipt by Landlord of rent with knowledge of any violation, shall not be deemed a consent to or waiver of such violation, nor shall it prevent a subsequent act, which would otherwise constitute a violation, from in fact being a violation or from being a default hereunder.
     9.5 No Accord and Satisfaction; No Surrender. No acceptance by Landlord of a lesser sum than the Annual Fixed Rent, Additional Rent or any other sum or charge then due shall be deemed to be other than on account of the earliest installment of such rent, sum or charge due; nor shall any endorsement or statement on any check or in any letter accompanying any check or payment be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord’s right to recover the balance of such installment or pursue any other right or remedy available to it. The delivery of keys (or any similar act) to Landlord or any agent or employee of Landlord shall not operate as a termination of this Lease or an acceptance of a surrender of the Premises.
     9.6 Waiver of Jury. Landlord and Tenant hereby waive trial by jury in any summary proceeding in any emergency or other statutory remedy, or in any action based, in whole or in part, on non-payment of rent or other default under this Lease; and Tenant further agrees that it shall not interpose any counterclaim or set-off in any such proceeding, except to the extent Tenant would have no right to commence an independent proceeding to seek to recover on account of such claim.
     9.7 Landlord’s Curing and Enforcement. If Tenant shall neglect or fail to perform or observe any covenant or condition of this Lease and shall not cure such default within the applicable cure period, if any, Landlord may, at its option, without waiving any claim for breach, at any time thereafter cure such default for the account of Tenant, and the reasonable amounts paid or any liability incurred by Landlord, acting reasonably, in so doing shall be deemed paid or incurred for the account of Tenant, and Tenant shall reimburse Landlord therefor, on demand as Additional Rent; and Tenant shall further indemnify and save Landlord harmless in the manner elsewhere provided in this Lease in connection with all of Landlord’s actions other than Landlord’s gross negligence or willful misconduct in effecting any such cure. Notwithstanding any other provision herein concerning cure periods, Landlord may cure any default for the account of Tenant after such notice to Tenant, if any, as is reasonable under the circumstances (including telephone notice) if the curing of such default prior to the expiration of the applicable cure period is reasonably necessary to prevent likely damage to the Premises or other improvements or possible injury to persons, or to protect Landlord’s interest in its property or the Premises. Tenant shall pay to Landlord on demand as Additional Rent all of the costs and expenses of Landlord, including reasonable attorneys’ fees, incurred in enforcing any covenant or condition of this Lease.
     In the event Tenant breaches any covenant or fails to observe any condition set forth in Article VII with respect to the insurance required to be maintained by Tenant, then without limiting any other right or remedy, and notwithstanding any other provision herein concerning notice and cure of defaults, Landlord may immediately and without notice to Tenant obtain such insurance, and Tenant shall pay the cost thereof and Landlord’s expenses related thereto upon demand as Additional Rent.
     9.8 Landlord’s Default. In the event of a default by Landlord under this Lease, Tenant shall use reasonable efforts to mitigate its damages and losses arising from any such default and Tenant, following notice to Landlord and twenty (20) days opportunity to cure (or such longer period as is reasonably required to cure the same if such default is of a nature that can reasonably not be cured within twenty (20) days), may pursue any and all remedies available to it at law or in equity, provided, however, in no event shall Tenant claim a constructive or actual eviction or that the Premises have become unsuitable or unhabitable prior to a default and failure to cure by Landlord or any mortgagee under this Lease, and further provided that in no event shall Tenant receive more than its actual direct damages, it being agreed that Tenant hereby waives any claim it otherwise may have for special or consequential damages, nor be entitled to set off any sums due by Tenant under this Lease, except that Tenant shall be entitled to set off against Annual Fixed Rent (i) any periodic installment of the Initial Allowance or the Roof Allowance that Tenant is then entitled to pursuant to the terms of Sections 4 and 5 of the Work Letter and that Landlord, following twenty (20) days notice and opportunity to cure, fails to pay, and (ii) any final, non-appealable judgment against Landlord in favor of Tenant that arises as a result of Landlord’s default under this Lease.
ARTICLE X: CASUALTY AND CONDEMNATION
     10.1 Fire or Casualty.
          (a) If the Premises or the Building shall be damaged by fire or other casualty and if such damage does not cause a termination of this Lease as described in the following sentences, then Landlord shall repair and restore the damage with reasonable promptness, subject to reasonable delays for insurance adjustments and delays caused by matters beyond Landlord’s reasonable control. If in Landlord’s reasonable estimate the Premises cannot be restored within three hundred sixty five (365) days from the date of such fire or casualty, then Landlord shall give notice to Tenant of such estimate within sixty (60) days after such fire or casualty. Tenant may elect by written notice given to Landlord within sixty (60) days following the date of such notice from Landlord (time being of the essence) to terminate this Lease effective as of the date of Tenant’s notice. If any such damage (i) renders 25% or more of the Building untenantable or (ii) renders general Building systems inoperable and such systems cannot be repaired in Landlord’s reasonable estimate within three hundred sixty five (365) days from the date of such damage or (iii) occurs within the last year of the Term, provided that such damage exceeds the sum of $250,000, either Landlord or Tenant shall have the right to terminate this Lease as of the date of such damage upon written notice given to the other party at any time within sixty (60) days after the date of such damage. Landlord shall have no liability to Tenant, and Tenant shall not be entitled to terminate this Lease, by virtue of any delays in completion of such repairs and restoration provided that Tenant shall have the right to terminate the Lease if such repairs are not completed within the later of (i) 425 days following the fire or casualty, or (ii) sixty (60) days after the date set forth in any Repair Date Extension Notice (defined below), subject to extension for delays caused by reasons outside of Landlord’s control (not to exceed an additional sixty [60] days), by written notice delivered to Landlord within thirty (30) days after such 425 day period expires, which notice shall be deemed withdrawn if the restoration is completed within thirty (30) days after such notice is delivered to Landlord. Annual Fixed Rent and Additional Rent, however, shall abate on those portions of the Premises as are, from time to time, untenantable as a result of such damage. Such abatement shall be in an amount bearing the same ratio to the total amount of rent for such period as the portion of the Premises rendered untenantable and not occupied by or theretofore delivered to Tenant from time to time bears to the entire Premises. Notwithstanding the foregoing, if Landlord determines in good faith that it will be unable to complete the repairs within Landlord’s original time estimate, notwithstanding that such extended estimate may exceed three hundred sixty five (365) days from the date of damage, Landlord shall have the right to immediately cease its performance of the repairs and provide Tenant with written notice (the “Repair Date Extension Notice”) of such inability, which Repair Date Extension Notice shall set forth the date on which Landlord reasonably believes that the repairs will be completed. Upon receipt of the Repair Date Extension Notice, if such date exceeds three hundred sixty five (365) days from the date of damage, Tenant shall have the right to terminate this Lease by providing written notice of termination to Landlord within twenty (20) days after the date of the Repair Date Extension Notice. If Tenant does not terminate this Lease within such five (5) business day period, Tenant shall have no further right to terminate this Lease notwithstanding that the repairs are not completed within the 365 day period following damage.
          (b) Notwithstanding anything to the contrary herein set forth, Landlord shall have no duty to apply any insurance proceeds to or bear any costs or expenses in connection with the restoration of any additions, Alterations and/or improvements to the Premises if (i) Landlord did not receive written notice from Tenant of such additions, Alterations and/or improvements, regardless of whether Tenant is required to obtain Landlord’s approval or consent for such additions, Alterations and/or improvements pursuant to this Lease; and (ii) the value of such additions, Alterations and/or improvements causes the actual replacement value of the Building to exceed the amount of insurance maintained by Landlord pursuant to Section 7.1 of this Lease. Further, notwithstanding anything to the contrary herein set forth, Landlord shall have no duty pursuant to this Section 10.1 to repair or restore any portion of any Alterations, additions, installation or improvements in the Premises or the decoration thereto except to the extent that the proceeds of the insurance carried by Tenant are timely received by Landlord for application to such use. If Tenant desires any other additional repairs or restoration, and if Landlord consents thereto, it shall be done at Tenant’s sole cost and expense subject to all of the applicable provisions of the Lease. Tenant acknowledges that Landlord shall be entitled to the full proceeds of any insurance coverage whether carried by Landlord or Tenant, for damage to any Alterations, addition, installation, improvements or decorations which would become the Landlord’s property upon the termination of the Lease.
          10.2 Waiver of Claim — Indemnification. Without limiting any other provisions hereof, but subject to the provisions of Section 7.3 hereof, Tenant agrees to defend, protect, indemnify and save Landlord and its officers, agents and employees from and against all liability to third parties arising out of the use of the Premises by, or the acts or omissions of, Tenant or its agents, employees, contractors, suppliers, workers or invitees. Landlord agrees to defend, protect, indemnify and save Tenant and its officers, agents, and employees from and against all liability to third parties arising out of or related to the acts or omissions of Landlord, or the breach by Landlord of any of its obligations hereunder.
          10.3 Nonwaiver. No waiver of any provisions of this Lease shall be implied by any failure of either party to enforce any remedy on account of the violation of such provisions, even if such violation is continued or repeated subsequently, and no express waiver shall affect any provision other than the one specified in such waiver and that one only for the time and in the manner specifically stated. No receipt for monies by Landlord from Tenant after the termination of this Lease shall in any way alter the length of the Term or of Tenant’s right to possession hereunder or after the finding of any notice shall reinstate, continue or extend the Term or affect any notice given Tenant prior to the receipt of such monies, it being agreed that after the service of notice or the commencement of a suit or after final judgment for possessions of the Premises, Landlord may receive and collect any Annual Fixed Rent and Additional Rent due, and the payment of said Annual Fixed Rent and Additional Rent shall not waive or affect said notice, suit or judgment.
          10.4 Condemnation. If the Premises or the Building (or any portion of the Building, the loss of which would require reconfiguration or restoration of the Building which Landlord reasonably estimates will cost in excess of 25% of the current replacement cost of the Building) shall be taken or condemned by any competent authority for any public or quasi-public use or purpose, either party shall have the right, exercisable at its sole direction, to cancel the Lease upon not less than ninety (90) days’ notice prior to the date of cancellation designated in the notice. No money or other consideration shall be payable by Landlord to Tenant for the right of cancellation and Tenant shall have no right to share in Landlord’s condemnation award or in any judgment for damages caused by such taking or condemnation. Annual Fixed Rent and Additional Rent shall abate on those portions of the Premises as are, from time to time, untenantable as a result of such taking.
ARTICLE XI: PROTECTION OF LENDERS
     11.1 Subordination and Superiority of Lease. Tenant agrees that this Lease and the rights of Tenant hereunder will be subject and subordinate to the present or future lien of any mortgage, and to all advances and interest thereunder and all modifications, renewals, extensions and consolidations thereof and that Tenant shall continue to perform its obligations under this Lease and shall attorn to any such mortgagee succeeding to Landlord’s interest in the Premises by foreclosure, deed in lieu of foreclosure, or otherwise, promptly after the giving of notice by such mortgagee requiring such attornment, provided that Tenant’s quiet possession of the Premises shall not be disturbed so long as Tenant is not in default beyond any applicable notice and cure periods under this Lease. Tenant agrees that any mortgagee may at its option unilaterally elect to subordinate, in whole or in part and by instrument in form and substance satisfactory to such mortgagee alone, the lien of its mortgage to some or all provisions of this Lease. Tenant shall give notice of any alleged non-performance on the part of Landlord to any mortgagee of which Tenant has notice, simultaneously with the default notice delivered to Landlord. Within ten (10) business days after Landlord’s request, Tenant agrees to execute, acknowledge and deliver to Landlord a subordination, non-disturbance and attornment agreement (and/or a tenant estoppel referenced in Section 12.7) in form and substance required by Landlord’s lender. Such instrument may contain, among other things, commercially reasonable provisions in favor of mortgagee including, without limitation, additional time on behalf of the mortgagee to cure defaults of the Landlord and provide that (a) neither mortgagee nor any successor-in-interest shall be bound by (i) any payment of rent or other sum due under this Lease for more than 1 month in advance, or (ii) any amendment or modification of this Lease made without the express written consent of mortgagee or any successor-in-interest; (b) neither mortgagee nor any successor-in-interest will be liable for (i) any act or omission or warranties of any prior landlord (including Landlord), (ii) the breach of any warranties or obligations relating to construction of improvements on the Property or any tenant finish work performed or to have been performed by any prior landlord (including Landlord), or (iii) the return of any security deposit, except to the extent such deposits have been received by mortgagee; and (c) neither mortgagee nor any successor-in-interest shall be subject to any offsets or defenses which Tenant may have against any prior landlord (including Landlord).
ARTICLE XII: MISCELLANEOUS
     12.1 Notice from One Party to the Other. All notices, consents, approvals and the like shall be in writing and shall be delivered in hand by any courier service providing receipts, by a nationally recognized overnight courier providing receipts, or mailed by certified mail, return receipt requested, addressed to Landlord or Tenant as set forth below. If requested in writing by Landlord, Tenant shall deliver copies of all notices in like manner to Landlord’s mortgagees and other persons having a relationship to the Premises at such address as designated from time to time by Landlord or such mortgagee. Any notice so addressed shall be deemed duly given on the second business day following the day of mailing if so mailed by registered or certified mail, return receipt requested, whether or not accepted, or if by hand or by overnight courier upon actual receipt by any person reasonably appearing to be an agent or employee working in the executive offices of the addressee.
If to Tenant:
Fingerhut Direct Marketing, Inc.
6509 Flying Cloud Drive
Eden Prairie, MN 55344
Attention: General Counsel
Fax: 952-656-4117
with a copy to:
Fingerhut Direct Marketing, Inc.
6509 Flying Cloud Drive
Eden Prairie, MN 55344
Attention: Chief Operating Officer
Fax: 952-656-4117
If to Landlord:
Welsh Fingerhut MN, LLC
WelshInvest, LLC
4350 Baker Road, Suite 400
Minnetonka, Minnesota 55343-8695
Attn: Asset Manager
Fax: 952-842-7683
with a copy to:
Welsh Companies, LLC
c/o Legal Department
4350 Baker Road, Suite 400
Minnetonka, Minnesota 55343-8695
Attn: Matt Cimino
Fax: 952-541-8083
with a copy to:
Lowndes, Drosdick, Doster, Kantor & Reed, P.A. 450
South Orange Avenue
Suite 250
Orlando, Florida 32801
Attn: Taylor D. Ward, Esquire
Fax: 407-843-4444

Any address or name specified above may be changed by notice given to the addressee by the other party in accordance with this Section 12.1. The inability to deliver notice because of a changed address of which no notice was given as provided above, or because of rejection or other refusal to accept any notice, shall be deemed to be the receipt of the notice as of the date of such inability to deliver or rejection or refusal to accept. Any notice to be given by any party hereto may be given by the counsel for such party.
     12.2 Quiet Enjoyment. Landlord agrees that upon Tenant’s paying all rent and performing and observing all covenants, conditions and other provisions on its part to be performed and observed, Tenant may peaceably and quietly have, hold and enjoy the Premises during the Term without disturbance by Landlord or anyone claiming by, through or under it, subject always to the terms of this Lease, provisions of law, and rights or interests of record to which this Lease may be or become subject and subordinate.
     12.3 Limitation of Landlord’s Liability. Landlord shall be liable only for breaches of Landlord’s obligations occurring while Landlord is owner of the fee of which the Premises are a part (provided, however, that if Landlord shall ever sell and lease-back such fee, or the ground thereof or the improvements thereon, then “fee” shall, in such event, be deemed to mean Landlord’s leasehold interest). Tenant (and all persons claiming by, through or under Tenant) agrees to look solely to Landlord’s interest from time to time in the Premises (including the uncollected rents, issues, profits, and proceeds thereof, subject to the superior rights of mortgagees therein) for satisfaction of any claim or recovery of any judgment from Landlord; it being agreed that neither Landlord nor any trustee, beneficiary, partner, member, manager, shareholder, agent or employee of Landlord shall ever be personally or individually liable for any claim or judgment, or otherwise, to Tenant (or such persons).
     12.4 Applicable Law and Construction. This Lease may be executed in counterpart copies and shall be governed by and construed as a single instrument in accordance with the laws of the State in which the Premises are located. If any provision shall to any extent be invalid, the remainder of this Lease shall not be affected. Other than contemporaneous instruments executed and delivered of even date, if any, this Lease contains all of the agreements between Landlord and Tenant with respect to the Premises and supersedes all prior dealings between them with respect thereto. There are no oral agreements between Landlord and Tenant affecting this Lease. This Lease may be amended only by an instrument in writing executed by Landlord and Tenant. The enumeration of specific examples of a general provision shall not be construed as a limitation of the general provision. Unless a party’s approval or consent is required by its terms not to be unreasonably withheld, such approval or consent may be withheld in the party’s sole discretion. If Tenant is granted any extension or other option, to be effective the exercise (and notice thereof) shall be unconditional, time always being of the essence to any options; and if Tenant purports to condition the exercise of any option or vary its terms in any manner, then the option granted will automatically and immediately become null and void and the purported exercise will be ineffective. The titles of the several Articles and Sections are for convenience only, and shall not be considered a part hereof.
     12.5 Successors and Assigns. Except as herein provided otherwise, the agreements and conditions in this Lease contained on the part of Landlord to be performed and observed shall be binding upon Landlord and its legal representatives, permitted successors and assigns, and shall inure to the benefit of Tenant and its legal representatives, permitted successors and assigns; and the agreements and conditions on the part of Tenant to be performed and observed shall be binding upon Tenant and Tenant’s legal representatives, successors and assigns and shall inure to the benefit of Landlord and its legal representatives, successors and assigns.
     12.6 Relationship of the Parties. Nothing herein shall be construed as creating the relationship between Landlord and Tenant of principal and agent, or of partners or joint venturers; it being understood and agreed that neither the manner of fixing rent, nor any other provision of this Lease, nor any act of the parties, shall ever be deemed to create any relationship between them other than the relationship of landlord and tenant.
     12.7 Estoppel Certificate. Within ten (10) business days after Landlord’s request, Tenant agrees to execute, acknowledge and deliver a statement in writing certifying that this Lease is unmodified and in full force and effect (or, if there have been any modifications that the same is in full force and effect as modified and stating the modifications), neither Landlord nor Tenant is in default under this Lease (or describing in reasonable detail any existing defaults), and the amount and dates to which the Annual Fixed Rent (and Additional Rent and all other charges) have been paid and any other information reasonably requested by the requesting party. Tenant intends and agrees that any such statement may be relied upon by any prospective purchaser, mortgagee, or other person to whom the same is delivered.
     12.8 Financial Statements. Within one hundred twenty (120) days after Tenant’s fiscal year-end, Tenant shall provide Landlord with copies of Tenant’s current audited financial statements certified as correct and complete by the chief financial officer of Tenant. Within forty-five (45) days after end of each fiscal quarter of Tenant, Tenant shall provide Landlord with an internal financial statement including a Profit and Loss Statement and balance sheet certified as correct and complete by the chief financial office of Tenant.
     12.9 Notice of Lease. Neither party shall record this Lease, but upon a request from Landlord, Tenant will execute a recordable memorandum of lease in a form reasonably approved by Landlord and, upon termination, a notice of termination of lease.

     12.10 Legal Proceedings. If either party shall be in breach or default under this Lease, such party shall reimburse the other upon demand for any costs or expenses incurred in connection with any breach or default of the defaulting party, as provided in this Section. Such costs shall include all reasonable legal fees and costs incurred for the negotiation of a settlement, enforcement of rights or otherwise.
     12.11 Holding Over. If Tenant (or anyone claiming by, through or under Tenant) shall remain in possession of the Premises or any part thereof after the expiration or earlier termination of this Lease with respect to any portion of the Premises without any agreement in writing executed with Landlord, the person remaining in possession shall be deemed a tenant at sufferance, Tenant shall thereafter pay Annual Fixed Rent at 125% of the amount payable for the twelve month period immediately preceding such expiration or termination and with all Additional Rent payable and covenants of Tenant in force as otherwise herein provided, and Tenant shall be liable to Landlord for all damages (other than Rent Loss Damages, as defined below) directly arising from such breach. Notwithstanding the foregoing, in the event that Landlord notifies Tenant that Landlord has entered into or is about to enter into a lease for the Premises or has received a bona fide offer to lease all or a portion of the Premises, and that Landlord will be unable to deliver possession, or perform improvements, due to Tenant’s holdover, then if such holdover continues for the later of (i) ninety (90) days following such notice, and (ii) forty five (45) days following the expiration or earlier termination of this Lease, in addition to any remedy available to Landlord at law or pursuant to this Lease, Tenant shall be liable for Rent Loss Damages. For purposes of this Section 12.11, “Rent Loss Damages” means damages arising as a result of Landlord’s failure to be able to deliver possession of, or perform improvements to, the Premises or any portion thereof on behalf of or in connection with any replacement tenant(s) for the Premises (or portion thereof, as the case may be) due to Tenant’s holdover including, without limitation, loss of rent and other actual damages, including, without limitation, attorneys fees and costs arising in connection with the same. However, Rent Loss Damages do not include speculative damages such as loss of appraised value or Landlord’s inability to finance Notwithstanding that Tenant is not liable for Rent Loss Damages until the expiration of the period set forth above, Tenant is liable for all other damages immediately upon any holdover, and Landlord is entitled to take any remedy available to it including immediate recovery of possession of the Premises by summary proceedings or otherwise. After acceptance of the full amount of such rent by Landlord the person remaining in possession shall be deemed a tenant from month-to-month at such rent and otherwise subject to and having agreed to perform all of the provisions of this Lease.
     12.12 Interpretation. Whenever required by the context of this Lease, the singular shall include the plural and the plural shall include the singular. The masculine, feminine and neuter genders shall each include the other. In any provision relating to the conduct, acts or omissions of Tenant, the term “Tenant” shall include Tenant’s agents, employees, contractors, invitees, successors or others using the Premises with Tenant’s expressed or implied permission.

     12.13 Waivers. All waivers shall be in writing and signed by the waiving party. Landlord’s failure to enforce any provision of this Lease or its acceptance of rent shall not be a waiver and shall not prevent Landlord from enforcing that provision or any other provision of this Lease in the future. No statement on a payment check from Tenant or in a letter accompanying a payment check shall be binding on Landlord. Landlord may, with or without notice to Tenant, negotiate such check without being bound by to the conditions of such statement.
     12.14 Force Majeure. Except with respect to Tenant’s obligation to pay Annual Fixed Rent, if either party cannot perform any of its obligations due to events beyond its reasonable control, the time provided for performing such obligations shall be extended by a period of time equal to the duration of such events. Events beyond a party’s reasonable control include, but are not limited to, acts of God, war, civil commotion, labor disputes, strikes, fire, flood or other casualty, shortages of labor or material, government regulation or restriction and weather conditions but exclude financial circum stances.
     12.15 Brokers. Each of Tenant and Landlord represents and warrants to the other that it has not dealt with any broker (other than NAI Welsh Companies [“Landlord’s Broker”] and CB Richard Ellis [“Tenant’s Broker”]) in connection with this Lease or the Premises and agrees to indemnify and save the other harmless from all loss, claim, damage, cost or expense (including reasonable attorneys’ fees of counsel of the other’s choice against whom the indemnifying party makes no reasonable objection) arising from any its breach of this representation and warranty. This warranty and representation shall survive the term or any early termination of this Lease. Landlord’s Broker and Tenant’s Broker will be paid any commissions owed in accordance with the terms of separate written agreements.
ARTICLE XIII: ADDITIONAL PROVISIONS
     13.1 Option to Terminate.
          (a) Tenant shall have a one-time right to accelerate the Expiration Date (“Acceleration Option”) of the Lease, with respect to the entire Premises only, from January 31, 2024 to January 31, 2022 (the “Accelerated Termination Date”), if:
               (i) Tenant is not in default beyond any applicable notice and cure period under the Lease as of the date Tenant provides Landlord with an Acceleration Notice (hereinafter defined); and
               (ii) no part of the Premises is sublet for a term extending past the Accelerated Termination Date; and
               (iii) the Lease has not been assigned except to a Tenant Affiliate; and

               (iv) Landlord receives notice of acceleration (“Acceleration Notice”) not less than twelve (12) full calendar months prior to the Accelerated Termination Date.
          (b) If Tenant exercises its Acceleration Option, Tenant, simultaneously with delivery of the Acceleration Notice shall pay to Landlord a fee in the amount of the then-unamortized portion of any concessions, commissions, allowances or other expenses incurred by Landlord in connection with the Premises (the “Acceleration Fee”) as a fee in connection with the acceleration of the Expiration Date and not as a penalty. For purposes hereof, the “then-unamortized portion” shall be the amount outstanding on the given Accelerated Termination Date had a loan been made to Tenant on the Commencement Date equal to the given concessions, commissions and allowances and other expenses incurred by Landlord in connection with the Premises so as to fully amortize such amount over a term of one hundred eighty (180) months commencing on the Commencement Date and ending on the originally scheduled Termination Date at an interest rate of 10%. Tenant shall remain liable for all Annual Fixed Rent, Additional Rent and other sums due under the Lease up to and including the Accelerated Termination Date even though billings for such may occur subsequent to the Accelerated Termination Date.
          (c) If Tenant, subsequent to providing Landlord with an Acceleration Notice, defaults beyond any applicable notice and cure period in any of the provisions of this Lease (including, without limitation, a failure to pay the Acceleration Fee due hereunder), Landlord, at its option, may (i) declare Tenant’s exercise of the Acceleration Option to be null and void, and any Acceleration Fee paid to Landlord shall be returned to Tenant, after first applying such Acceleration Fee against any past due Rent under the Lease, or (ii) continue to honor Tenant’s exercise of its Acceleration Option, in which case, Tenant shall remain liable for the payment of the Acceleration Fee and for all Annual Fixed Rent, Additional Rent and other sums due under the Lease up to and including the Accelerated Termination Date even though billings for such may occur subsequent to the Accelerated Termination Date.
          (d) As of the date Tenant provides Landlord with an Acceleration Notice, any unexercised rights or options of Tenant to renew the Term of the Lease or to expand the Premises (whether expansion options, rights of first or second refusal, rights of first or second offer, or other similar rights), and any outstanding tenant improvement allowance not claimed and properly utilized by Tenant in accordance with the Lease as of such date, shall immediately be deemed terminated and no longer available or of any further force or effect.
     13.2 Signage. Tenant, at Tenant’s sole cost and expense, shall have the right to install a sign with Tenant’s business name and/or trademark on the exterior of the Building; provided, however, such exterior Building signage shall be subject to Landlord’s prior written approval, which approval will not be unreasonably withheld conditioned or delayed. Tenant, at Tenant’s sole cost and expense, shall (a) be responsible for all annual and other permit fees for any signage on the exterior of the Building, (b) pay all costs of maintenance of any signage on the Building exterior; (c) keep all Tenant’s Building exterior signage in good condition, order and repair; (d) remove all Tenant’s Building exterior signage prior to termination of this Lease, and (e) repair and restore any damage to the Building caused by installation and/or removal or any of Tenant’s signage. Any such sign, and the display of Tenant’s name thereon, shall be subject to the terms of any restrictive covenants applicable thereto and all applicable laws, ordinances and regulations.
     13.3 Rooftop Equipment.
          (a) Tenant, at Tenant’s sole cost and expense, shall have the right at any time during the Term, as the same may be extended, to located or install satellite dishes, whip antenna or other communication equipment (collectively, the “Rooftop Equipment”) on the roof of the Building to serve the Premises. Tenant shall also have the right to run cabling through the Building’s core and raceways (the “Cabling”). There shall be no additional charge paid by Tenant to Landlord for Tenant’s use of the rooftop of the Building for the Rooftop Equipment. Any Rooftop Equipment and Cabling shall be installed in accordance with the provisions of Section 6.6 of this Lease. Tenant shall be solely responsible for obtaining and continued compliance with all governmental and regulatory approvals and permits and for the cost of installing, operating, maintaining and removing the Rooftop Equipment and Cabling.
          (b) Tenant shall have free access to the roof of the Building for the purpose of installing, maintaining, repairing and removing the Rooftop Equipment and Cabling which shall be performed by Tenant or Tenant’s authorized representative or contractors (which shall be approved by Landlord) at Tenant’s sole cost and risk. It is agreed, however, that only authorized engineers, employees or properly authorized contractors of Tenant, FCC (defined below) inspectors, or persons under their direct supervision will be permitted to have access to the roof of the Building. Tenant further agrees to exercise firm control over the people requiring access to the roof of the Building in order to keep to a minimum the number of people having access to the roof of the Building and the frequency of their visits.
          (c) It is further understood and agreed that the installation, maintenance, operation and removal of the Rooftop Equipment and Cabling is not permitted to damage the Building or the roof thereof. Tenant agrees to be responsible for any damage caused to the roof or any other part of the Building, which may be caused by Tenant or any of its agents or representatives.
          (d) Tenant shall, at its sole cost and expense and at its sole risk, install, operate and maintain the Rooftop Equipment and Cabling in a good and workmanlike manner, and in compliance with all building, electric, communication, and safety codes, ordinances, standards, regulations and requirements, now in effect or hereafter promulgated, of the federal government, including, without limitation, the Federal

Communications Commission (the “FCC”), the Federal Aviation Administration (“FAA”) or any successor agency of either the FCC or FAA having jurisdiction over radio or telecommunications, and of the state, city and county in which the Building is located. Under this Lease, Landlord and its agents assume no responsibility for the licensing, operation and/or maintenance of Tenant’s equipment. Tenant has the responsibility of carrying out the terms of its FCC license in all respects. The Rooftop Equipment shall be connected to the Building’s power supply in strict compliance with all applicable building, electrical, fire and safety codes. Neither Landlord nor its agents shall be liable to Tenant for any stoppages or shortages of electrical power furnished to the Rooftop Equipment because of any act, omission or requirement of the public utility serving the Building, or the act or omission of any invitee or licensee or their respective agents, employees or contractors, or for any other cause, and Tenant shall not be entitled to any rental abatement for any such stoppage or shortage of electrical power. Neither Landlord nor its agents shall have any responsibility or liability for the conduct or safety of any of Tenant’s representatives, repair, maintenance and engineering personnel while in or on any part of the Building.
          (e) The Rooftop Equipment and Cabling shall remain the personal property of Tenant, and shall be removed by Tenant at its own expense at the expiration or earlier termination of this Lease or Tenant’s right to possession hereunder. Tenant shall repair any damage caused by such removal, including the patching of any holes to match, as closely as possible, the color surrounding the area where the equipment and appurtenances were attached. Tenant agrees to maintain all of the Tenant’s equipment placed on or about the roof or in any other part of the Building in proper operating condition and safety. Tenant agrees that at all times during the Term, it will keep the roof of the Building free of all trash or waste materials produced by Tenant or Tenant’s agents, employees or contractors.
          (f) In light of the specialized nature of the Rooftop Equipment and Cabling, Tenant shall be permitted to utilize the services of a licensed contractor of its choice for installation, operation, removal and repair of the Rooftop Equipment and Cabling, subject to the reasonable approval of Landlord. Notwithstanding the foregoing, Tenant must provide Landlord with prior written notice of any such installation, removal or repair and coordinate such work with Landlord in order to avoid voiding or otherwise adversely affecting any warranties granted to Landlord with respect to the roof. If necessary, Tenant, at its sole cost and expense, shall retain any contractor having a then existing warranty in effect on the roof to perform such work (to the extent that it involves the roof), or, at Tenant’s option, to perform such work in conjunction with Tenant’s contractor.
          (g) Tenant shall not allow any provider of telecommunication, video, data or related services (“Communication Services”) to locate any equipment on the roof of the Building for any purpose whatsoever, nor may Tenant use the Rooftop Equipment to provide Communication Services to an =affiliated tenant, occupant or licensee of another building, or to facilitate the provision of Communication Services on behalf of another Communication Services provider to an unaffiliated tenant, occupant or licensee of any other building.
          (h) Tenant specifically acknowledges and agrees that the terms and conditions of Article 10.2 of this Lease (Waiver of Claims — Indemnification) shall apply with full force and effect to all portions of the roof accessed or utilized by Tenant, its contractors and their respective representatives, agents, employees or subcontractors.
          (i) If Tenant defaults under any of the terms and conditions of this Section 13.3, and Tenant fails to cure said default within the time allowed by Article 9.1 of this Lease, Landlord shall be permitted to exercise all remedies provided under the terms of the Lease, including removing the Rooftop Equipment and Cabling and restoring the Building and roof to the condition that existed prior to the installation of the Rooftop Equipment and Cabling. If Landlord removes the Rooftop Equipment and Cabling as a result of an uncured default, Tenant shall be liable for all costs and expenses Landlord incurs in removing the Rooftop Equipment and Cabling and repairing any damage to the Building and the roof of the Building caused by the installation, operation or maintenance of the Rooftop Equipment and Cabling.
     13.4 Parking. Tenant shall have the exclusive use of all parking facilities located on the Premises, including without limitation, the approximately 935 parking stalls currently located on the Premises.
     13.5 Equipment. Landlord and Tenant are parties to that certain Equipment Lease Agreement dated November 1, 2002 (the “Equipment Lease”) pursuant to which Tenant has leased from Landlord the equipment listed on Exhibit C attached hereto and made a part hereof (the “Equipment”). By its terms the Equipment Lease expires on January 31, 2009. Tenant shall have the right, at no additional charge to Tenant, to continue to use the Equipment after the expiration of the Equipment Lease. Provided Tenant is not then in default beyond any applicable notice and cure period under this Lease, and Tenant shall have paid the applicable rental payments on the Equipment in accordance with the terms of the Equipment Lease through January 31, 2009, effective as of February 1, 2014, Tenant shall have deemed to have acquired all right, title and interest in and to the Equipment at no cost to Tenant. Landlord will execute a Quit Claim Bill of Sale, in form and substance reasonably acceptable to Landlord, to evidence the transfer of title to the Equipment from Landlord to Tenant. Landlord does not and will not warrant the condition of any-of the Equipment. Tenant shall be solely responsible for any and all sales or other tax imposed by any governmental entity in connection with the transfer of the Equipment from Landlord to Tenant. Tenant, at its sole cost and expense, shall remove all of the Equipment from the Premises on or prior to the Expiration Date or earlier termination of this Lease. Tenant acknowledges that certain of the Equipment is beyond its useful life and Landlord shall have no responsibility to repair, restore or replace any of the Equipment. From and after the Commencement Date hereunder, Tenant may, at its sole election and without notice to Landlord, dispose of or replace any of the Equipment.
     13.6 Intentionally Deleted.

     13.7 Conditions Precedent. This Lease and Landlord’s obligations hereunder shall be subject to the satisfaction or waiver by Landlord of all of the following conditions precedent prior to the Commencement Date:
          (a) Execution by Landlord and Tenant of an agreement effectuating the termination as of January 31, 2009 of that certain existing Building Lease covering the Premises between Landlord (as successor in interest to FAC Acquisitions, LLC) and Tenant dated November 26, 2003 (the “Building Lease”);
          (b) Landlord’s receipt of written consent to the terms and conditions set forth in this Lease from the holder(s) of any and all mortgages against the Premises, which consent shall be on terms and conditions acceptable to Landlord in its sole discretion; and
          (c) Tenant shall be current with respect to all payment of Base Monthly Rental and Operating Expenses through January 31, 2009 in accordance with (and as such terms are defined in) the Building Lease.
The parties have executed this Lease as of the Date of Lease first set forth above.

LANDLORD: WELSH FINGERHUT MN, LLC, a Delaware limited liability company
By:	Welsh CNL Manager, LLC
Its: Manager

By:	/s/ Dennis J. Doyle
	Name:	Dennis J. Doyle
	Title:	Chief Executive Officer

TENANT: FINGERHUT DIRECT MARKETING, INC., a Delaware corporation
By:	/s/ Mark Wagener
	Name:	Mark Wagener
	Title:	Chief Financial Officer

Exhibit A
The Premises
[ legal description]
Lots 1, 2, 3 and 4, Block 1, Fingerhut Addition, according to the plat and survey thereof, now on file and of record in the office of the Stearns County Recorder.
Also:
That part of West 734 feet of NE 1/4 of SW ‘A of Section 7, Township 124, Range 28 lying North of the Great Northern Railway Right of Way and South of the Southerly right of way line of Stearns County Highway No. 134 as described on Stearns County Highway Right of Way Plat No. 4.

- Exhibit A -

Exhibit B
Work Letter
     This Work Letter is attached as an exhibit to and made a part of the Lease dated February 1, 2009 (the “Lease”) between Welsh Fingerhut MN, LLC, a Delaware limited liability company, as “Landlord” and Fingerhut Direct Marketing, Inc., a Delaware corporation, as “Tenant.”
     As used in this Work Letter, the “Premises” shall be deemed to mean the Premises, as initially defined in the attached Lease. Capitalized terms used herein, unless otherwise defined in this Work Letter, shall have the respective meanings ascribed to them in the Lease.
     For and in consideration of the agreement to lease the Premises and the mutual covenants contained herein and in the Lease, Landlord and Tenant hereby agree as follows:
     1. Initial Improvements. Tenant, at its sole cost and expense subject to the application of the Initial Allowance (as defined in Paragraph 4 below), shall perform, or cause to be performed, the work in the Premises described on Exhibit B-1 attached hereto and made a part hereof (the “Initial Improvements”), subject to Tenant’s satisfaction of the conditions specified in this Work Letter. Landlord will provide Tenant with a copy of existing CAD files or “as-built” plans of the Premises which are in Landlord’s possession. In the event that Tenant, after the date of this Lease but prior to the second anniversary of the Commencement Date, proposes to make additional improvements to the Premises that it desires to be treated as Initial Improvements and eligible for disbursement of any remaining available portions of the Initial Allowance, Landlord agrees that it will not unreasonably withhold, condition or delay consent to the same and provided that any such remaining Initial Allowance will be disbursed in no more than two (2) construction draws as described in Section 4 below.
     2. Roof Improvements. In addition, Tenant, at its sole cost and expense subject to the Roof Allowance (as defined in Paragraph 5 below), shall perform, or cause to be performed patching, repair ,and/or recoating of the roof of the Building (the “Roof Improvements”), as determined by a licensed roofing contractor reasonably acceptable to Landlord and Tenant. The Roof Improvements will be conducted and completed at such time as Tenant reasonably determines, but in no event shall Landlord be required to make any Roof Allowance payment prior to the third (P) anniversary of the Commencement Date.

- Exhibit B — Page 1 -

     3. Preliminary Deliveries.
          (a) Prior to commencing the Initial Improvements and/or the Roof Improvements, as applicable, in each case, Tenant shall submit to Landlord for Landlord’s review and approval, which approval will not be unreasonable withheld, conditioned or delayed, the following:
               (i) A detailed critical path construction schedule containing the major components of the Initial Improvements or Roof Improvements, as applicable, and the time required for each, including the scheduled commencement date of construction, milestone dates and the estimated date of completion of construction;
               (ii) An itemized statement of estimated construction cost, including fees for permits and architectural and engineering fees (the “Budget”);
               (iii) The names and addresses of (x) Tenant’s contractors (individually, a “Tenant Contractor,” and collectively, “Tenant’s Contractors”), (y) each said Tenant’s Contractor’s subcontractors and (z) materialmen to be engaged by Tenant for the Initial Improvements or Roof Improvements, as applicable;
               (iv) The name of Tenant’s on-site project manager, an acknowledgment by such on-site project manager that he/she is charged with the task of performing daily supervision of the Initial Improvements or Roof Improvements, as applicable, and will be accountable and responsible to Tenant and to Landlord and, where necessary, shall serve as a liaison between Landlord and Tenant with respect to the Initial Improvements or Roof Improvements, as applicable. The entire cost and expense of the on-site project manager shall be borne and paid for by Tenant;
               (v) Certified copies of insurance policies or certificates of insurance as hereinafter described;
               (vi) Plans (as defined in Subparagraph (b) below) for the Initial Improvements, together with a certificate from an AIA architect that such Plans comply in all material respects with all laws affecting the Building, Property and Premises; and
               (vii) Copies of all necessary building permits and approvals for the Initial Improvements and the Roof Improvements.
     Tenant will update such information and items by notice to Landlord of any changes.
          (b) As used herein the term “Plans” shall mean the full and detailed architectural and engineering plans and specifications covering the Initial Improvements, as such Plans may be modified from time to time by change orders in accordance with the terms of this Work Letter. The Plans shall be revised, and the Initial Improvements

- Exhibit B — Page 2 -

shall be changed, all at Tenant’s cost and expense subject to the Initial Allowance, to incorporate any work required in the Premises by any local governmental field inspector. Landlord’s approval of the Plans shall in no way be deemed to be (i) an acceptance or approval of any element therein contained which is in violation of any applicable laws, ordinances, regulations or other governmental requirements, or (ii) an assurance that work done pursuant to the Plans will comply with all applicable laws (or with the interpretations thereof) or satisfy Tenant’s objectives and needs.
     4. Initial Allowance. Provided Tenant is not in default under the Lease (or as to a default described under Section 9.1(h) of the Lease, only, beyond any applicable notice and cure period), Landlord agrees to contribute a sum not to exceed $1,000,000.00 (the “Initial Allowance”) toward the cost of performing the Initial Improvements. The Initial Allowance may only be used for the cost of preparing design and construction documents and architectural, mechanical and electrical plans for the Initial Improvements and for hard costs in connection with the Initial Improvements in accordance with the Plan and for no other purposes. Any deviations from the Plan and all material change orders (as described in Section 7 below) must be approved in advance by Landlord, which approval will not be unreasonably withheld, conditioned or delayed and will be granted or withheld on or before the tenth (10th) business day following Landlord’s receipt of a detailed written request from Tenant. In the event Landlord fails to respond within such ten (10) business day period, then Landlord will be deemed to have approved Tenant’s request. Each periodic disbursement from the Initial Allowance, (less a ten percent (10%) retainage, which retainage shall be payable as part of the final draw), shall be paid to Tenant or, at Landlord’s option, to the order of Tenant’s Contractor within thirty (30) days after receipt of all of the following documentation: (i) an application for payment and sworn statement of contractor substantially in the form of AIA Document G-702 covering all work for which disbursement is to be made to a date specified therein; (ii) a certification from an AIA architect substantially in the form of the Architect’s Certificate for Payment which is located on AIA Document G702, Application and Certificate of Payment; (iii) Tenant’s Contractor’s, subcontractor’s and material supplier’s waivers of liens which shall cover all Initial Improvements for which disbursement is being requested and all other statements and forms required for compliance with the mechanics’ lien laws of the state in which the Premises is located, together with all such invoices, contracts, or other supporting data as Landlord or Landlord’s mortgagee may reasonably require; (iv) with respect to the first disbursement a cost breakdown for each trade or subcontractor performing the initial Improvements, and for subsequent disbursements any supplemental or revised cost breakdowns; (v) with respect to the first disbursement, copies of all construction contracts for the Initial Improvements, and for subsequent disbursements copies of any construction contracts not previously delivered, together with copies of all change orders, if any; and (vi) a request to disburse from Tenant containing an approval by Tenant of the work done and a good faith estimate of the remaining costs to complete the Initial Improvements and confirmation that such disbursements are in accordance with the Budget. Upon completion of the Initial Improvements, and prior to final disbursement of the Initial Allowance, Tenant shall

- Exhibit B — Page 3 -

furnish Landlord with: (1) Tenant’s Contractor’s and architect’s completion affidavits, (2) full and final waivers of lien, (3) receipted bills covering all labor and materials expended and used, (4) as-built plans of the Initial Improvements, and (5) the certification of Tenant and its architect that the Initial Improvements have been installed in a good and workmanlike manner in accordance with the approved plans, and in accordance with applicable laws, codes and ordinances. In no event shall Landlord be required to disburse any portion of the Initial Allowance more than one time per month. Notwithstanding anything herein to the contrary, Landlord shall not be obligated to disburse any portion of the Initial Allowance during the continuance of a default under the Lease (or as to a default described under Section 9.1(h) of the Lease, only, beyond any applicable notice and cure period), and Landlord’s obligation to disburse shall only resume when and if such default is cured. In no event shall the Allowance be used for the purchase of equipment, furniture or other items of personal property of Tenant. If cost of the Initial Improvements exceed the Initial Allowance, Tenant shall be solely responsible for any such excess. If the final cost of the Initial Improvements is less than the Initial Allowance, then Tenant may thereafter apply up to a maximum $200,000.00 of the Initial Allowance toward payments of Annual Fixed Rent as they become due; provided, however, in no event may Tenant apply more than $100,000.00 of the Initial Allowance toward the payment of Annual Fixed Rent in any twelve (12) consecutive month period. Tenant shall be responsible for all applicable state sales or use taxes, if any, payable in connection with the Initial Improvements and/or the Initial Allowance. Notwithstanding anything to the contrary set forth in this Work Letter, any portion of the Initial Allowance remaining on the second anniversary of the Commencement Date (including, without limitation, any sums Tenant designates are to be applied towards payments of Annual Fixed Rent as provided above), shall accrue to the sole benefit of Landlord, it being agreed that Tenant shall not be entitled to any credit, offset, abatement or payment with respect thereto.
     5. Roof Allowance. Provided Tenant is not in default under the Lease, Landlord agrees to contribute a sum not to exceed $1,000,000.00 (the “Roof Allowance”) toward the cost of performing the Roof Improvements. The Roof Allowance may only be used for hard costs in connection with the Roof Improvements. The Roof Allowance shall be paid to Tenant or, at Landlord’s option, to the order of Tenant’s Contractor, in a single payment upon completion of the Roof Improvements and Landlord’s receipt of all of the following: (1) general contractor completion affidavit, (2) full and final waivers of lien, (3) receipted bills covering all labor and materials expended and used, and (4) the certification of Tenant and its architect that the Roof Improvements have been performed in a good and workmanlike manner and in accordance with applicable laws, codes and ordinances. Notwithstanding anything herein to the contrary, Landlord shall have no obligation to pay any portion of the Roof Allowance prior to the third (3’’) anniversary of the Commencement Date under the Lease. Further, Landlord shall not be obligated to disburse any portion of the Roof Allowance during the continuance of a default under the Lease (or as to a default described under Section 9.1(h) of the Lease, only, beyond any applicable notice and cure period), and Landlord’s obligation to disburse shall only

- Exhibit B — Page 4 -

resume when and if such default is cured. If the cost of the Roof Improvements exceeds the Roof Allowance, then Tenant shall be solely responsible for any such excess. Any portion of the Roof Allowance which exceeds the cost of the Roof Improvements, shall accrue to the sole benefit of Landlord, it being agreed that Tenant shall not be entitled to any credit, offset, abatement or payment with respect thereto. Tenant shall be responsible for all applicable state sales or use taxes, if any, payable in connection with the Initial Improvements and/or the Initial Allowance.
     6. Delays. Tenant shall be responsible for Annual Fixed Rent and Additional Rent and all other obligations set forth in the Lease commencing on the Commencement Date regardless of the degree of completion of the Initial Improvements or the Roof Improvements on such date, and no delay in completion of the Initial Improvements or the Roof Improvements shall relieve Tenant of any of its obligations under the Lease.
     7. Change Orders. All “material” changes to the Plans requested by Tenant must be approved by Landlord in advance of the implementation of such changes as part of the Initial Improvements. “Material change” means a change that results in an increase or decrease in the cost of the Initial Improvements in excess of $10,000.00 in each instance, or, at Landlord’s option, after additional changes in the aggregate amount for all material and non-material changes exceed $50,000.00. All delays caused by Tenant-initiated change orders, including, without limitation, any stoppage of work during the change order review process, are solely the responsibility of Tenant and shall cause no delay in the Commencement Date of the Lease or the rent and other obligations therein set forth. All increases in the cost of the Initial Improvements in excess of the Initial Allowance resulting from such change orders shall be borne by Tenant.
     8. Standards Of Design And Construction And Conditions Of Tenant’s Performance. All work done in or upon the Premises by Tenant shall be done according to the standards set forth in this Paragraph 8.
          (a) All design and construction of the Initial Improvements and Roof Improvements shall comply with all applicable statutes, ordinances, regulations, laws, codes and industry standards, including, but not limited to, requirements of Landlord’s fire insurance underwriters.
          (b) Tenant shall, at its own cost and expense, subject to the Initial Allowance and Roof Allowance, as applicable, obtain all required permits (including without limitation, building permits and occupancy permits). Tenant’s failure to obtain such permits shall not cause a delay in the Commencement Date of the Lease or the obligation to pay rent or any other obligations set forth in the Lease.
          (c) Tenant shall have the right to competitively bid the Initial Improvements and Roof Improvements to general contractors; provided, however, the

- Exhibit B — Page 5 -

general contractor selected by Tenant shall be subject to Landlord’s approval, which approval shall not be unreasonable withheld, conditioned or delayed.
          (d) Tenant’s Contractors shall be licensed contractors, possessing good labor relations, and shall be, in Landlord’s reasonable determination, capable of performing quality workmanship.
          (e) Tenant shall cause only new, first-class materials to be used and/or installed in the Initial Improvements and Roof Improvements. All Initial Improvements and Roof Improvements shall be done in a good and workmanlike manner. Tenant shall obtain contractors’ warranties of at least one (1) year duration from the completion of the Initial Improvements against defects in workmanship and materials on all work performed and equipment installed in the Premises as part of the Initial Improvements. Tenant shall obtain a warranty in favor of Landlord on the Roof Improvements of at least ten (10) years from the completion of the Roof Improvements.
          (f) Landlord shall have the right, after providing five (5) business days prior written notice to Tenant and an opportunity to cure (except in the case of an emergency when no notice or cure period will be required), to order Tenant or any of Tenant’s Contractors who violate the requirements imposed on Tenant or Tenant’s Contractors in performing work to cease work and remove its or Tenant’s Contractor’s construction related equipment and employees from the Premises. No such action by Landlord shall delay or effect in any way the Commencement Date of the Lease or the obligation to pay rent or any other obligations therein set forth.
          (g) Utility costs or charges for any service (including HVAC, hoisting or freight elevator and the like) to the Premises shall be the responsibility of Tenant and shall be paid for by Tenant directly to the utility company providing such service. Tenant shall apply for and pay for all utility meters required by law or installed at Tenant’s election. Tenant shall pay for any support services provided by Landlord’s contractors at Tenant’s request or at Landlord’s discretion resulting from breaches or defaults by Tenant under this Work Letter or the Lease. Tenant shall arrange and pay for removal of construction debris.
          (h) Tenant shall permit access to the Premises, and the Initial Improvements and Roof Improvements shall be subject to inspection, by Landlord and Landlord’s architects, engineers, contractors and other representatives, at Landlord’s sole cost and expense and at all times during the periods during which the Initial Improvements and Roof Improvements are being constructed and installed and following completion of the Initial Improvements and Roof Improvements. If, based on any inspection(s) by Landlord or Landlord’s architects, engineers, contractors or other representatives, it is reasonably determined that the Initial Improvements or Roof Improvements have not been or are not being constructed and/or installed in accordance with the approved Pions, then Landlord will provide notice to Tenant and Tenant shall

- Exhibit B — Page 6 -

immediately cause all such portions of the Initial Improvements to be repaired, modified and/or installed in accordance with the approved Plans. Landlord and Tenant will inspect the Initial Improvements and Roof Improvements and will mutually agree on “punch lists” for the Initial Improvements and Roof Improvements upon substantial completion thereof. Notwithstanding anything contained herein, Landlord is under no obligation to inspect or supervise construction of any of the Initial Improvements or Roof Improvements, and no inspection by Landlord shall be construed as a representation that the Initial Improvements or Roof Improvements (a) are in compliance with the approved Plans; (b) are or will be free from faulty or defective materials or workmanship; or (c) are in conformance with any applicable codes, ordinances or other laws.
          (i) Tenant shall have no authority to deviate from the Plans in performance of the Initial Improvements, except as authorized by Landlord in writing or with respect to non-material and/or cosmetic changes in scope.
          (j) Tenant shall furnish to Landlord “as-built” drawings of the Initial Improvements within thirty (30) days after completion of the Initial Improvements.
          (k) Tenant shall- impose on and enforce all applicable terms of this Work Letter against Tenant’s architect and Tenant’s Contractors.
          (1) The Initial Improvements and Roof Improvements must be done in conformance with all applicable codes, ordinances and other laws. Valid building permits and other necessary authorizations from appropriate governmental agencies (when required) must be obtained by Tenant for the Initial Improvements and Roof Improvements, as applicable, at Tenant’s expense. Any portion of the Initial Improvements or Roof Improvements, as applicable, which are not acceptable to the applicable governmental authority or otherwise not in conformance with all applicable codes, ordinances and other laws must be promptly corrected, replaced, or brought into compliance with such applicable codes, ordinances and other laws at Tenant’s expense. No failure by Landlord to object to any such nonconforming portion of the Initial Improvements or Roof Improvements relieves Tenant from its obligations or imposes any responsibility or liability therefor upon Landlord.
     9. Insurance and Indemnification.
          (a) In addition to any insurance which may be required under the Lease, Tenant shall secure, pay for and maintain or cause Tenant’s Contractors to secure, pay for and maintain during the continuance of construction and finishing work within the Building or Premises (including any future Alterations), insurance in the following minimum coverages and the following minimum limits of liability:
               (i) Worker’s Compensation and Employer’s Liability Insurance with limits of not less than the amounts required from time to time by any Employee

- Exhibit B — Page 7 -

Benefit Acts or other statutes applicable where the work is to be performed, and in any event sufficient to protect Tenant’s Contractors from liability under the aforementioned acts.
               (ii) Comprehensive General Liability Insurance (including Contractors’ Protective Liability) in an amount not less than $1,000,000.00 per occurrence, whether involving bodily injury liability (or death resulting therefrom) or property damage liability or a combination thereof with a minimum aggregate limit of $2,000,000.00, and with umbrella coverage with limits not less than $5,000,000.00. Such insurance shall provide for explosion and collapse, completed operations coverage and broad form blanket contractual liability coverage and shall insure Tenant’s Contractors against any and all claims for bodily injury, including death resulting therefrom, and damage to the property of others and arising from its operations under the contracts whether such operations are performed by Tenant’s Contractors or by anyone directly or indirectly employed by any of them.
               (iii) Comprehensive Automobile Liability Insurance, including the ownership, maintenance and operation of any automotive equipment, owned, hired, or non-owned in an amount not less than $500,000.00 for each person in one accident, and $1,000,000.00 for injuries sustained by two or more persons in any one accident and property damage liability in an amount not less than $1,000,000.00 for each accident. Such insurance shall insure Tenant’s Contractors against any and all claims for bodily injury, including death resulting therefrom, and damage to the property of others arising from its operations under the contracts, whether such operations are performed by Tenant’s Contractors, or by anyone directly or indirectly employed by any of them.
               (iv) “All-risk” builder’s risk insurance upon the entire Initial Improvements to the full insurable value thereof. This insurance shall include the interests of Landlord and Tenant (and their respective contractors and subcontractors of any tier to the extent of any insurable interest therein) in the Initial Improvements and Roof Improvements and shall insure against the perils of fire and extended coverage and shall include “all-risk” builder’s risk insurance for physical loss or damage including, without duplication of coverage, theft vandalism and malicious mischief. If portions of the Initial Improvements or Roof Improvements are stored off the site of the Building or in transit to said site are not covered under said “all-risk” builder’s risk insurance, then Tenant shall effect and maintain similar property insurance on such portions of the Initial Improvements or Roof Improvements. Any loss insured under said “all-risk” builder’s risk insurance is to be adjusted with Landlord and Tenant and made payable to Landlord, as trustee for the insureds, as their interests may appear.
     All policies (except the worker’s compensation policy) shall be endorsed to include as additional insured parties the parties listed on, or required by, the Lease. The waiver of subrogation provisions contained in the Lease shall apply to all insurance policies (except the workmen’s compensation policy) to be obtained by Tenant pursuant

- Exhibit B — Page 8 -

to this paragraph. The insurance policy endorsements shall also provide that (a) all additional insured parties shall be given thirty (30) days’ prior written notice of any reduction, cancellation or non-renewal of coverage, (b) shall provide that the insurance coverage afforded to the additional insured parties thereunder shall be primary to any insurance carried independently by said additional insured parties, (c) no exclusion for acts of terrorism, (d) no coinsurance clause, (e) flood insurance, (I) collapse and earthquake coverage, (g) vandalism and malicious mischief coverage, (h) boiler and machinery coverage, (i) demolition, increased cost of construction coverage, (j) in-transit coverage, (k) partial occupancy permitted, (1) where applicable, each policy shall contain a cross-liability and severability of interest clause.
          (b) Without limitation of the indemnification provisions contained in the Lease, to the fullest extent permitted by law Tenant agrees to indemnify, protect, defend and hold harmless Landlord and the parties listed, or required by, the Lease to be named as additional insureds from and against all claims, liabilities, losses, damages and expenses of whatever nature arising out of or in connection with the Initial Improvements or Roof Improvements or the entry of Tenant or Tenant’s Contractors into the Building and the Premises, including, without limitation, mechanic’s liens, the cost of any repairs to the Premises or Building necessitated by activities of Tenant or Tenant’s Contractors, bodily injury to persons or damage to the property of Tenant, its employees, agents, invitees, licensees or others, except to the extent caused by the gross negligence or willful misconduct of Landlord. It is understood and agreed that the foregoing indemnity shall be in addition to the insurance requirements set forth above and shall not be in discharge of or in substitution for same or any other indemnity or insurance provision of the Lease.
     10. Default by Tenant. If Tenant fails to make any payment relating to the initial Improvements or Roof Improvements as required hereunder or fails to protest any such payment and provide Landlord with adequate security against the filing of any liens against the Property, Landlord, at its option, may after providing Tenant with fifteen (15) days prior written notice and an opportunity to cure, cause the Initial Improvements or Roof Improvements to be completed and continue to hold Tenant liable for the costs thereof and all other costs due to Landlord. Tenant’s failure to pay any amounts owed by Tenant hereunder when due or Tenant’s failure to perform its obligations hereunder shall constitute a default under the Lease and Landlord shall have all the rights and remedies granted to Landlord under the Lease for nonpayment of any amounts owed thereunder or failure by Tenant to perform its obligations thereunder.

- Exhibit B — Page 9 -

Exhibit B-1
Initial Improvements
     1. Resurface existing truck dock
     2. Resurface and stripe the employee parking lots
     3. Repair (as required in Tenant’s reasonable judgment) the curbs in the employee and truck parking areas
     4. Install a concrete pad hi the courtyard
     5. Remodel the existing offices and restroom facilities in the Premises

- Exhibit B 1 -

12ERHUT CORP FIXED ASSETS excluding Real Property 05-02 - ST CLOUD

tP ITEM
NUMBER .DING 21	BK BEG	ASSET	COSTCE	LOC	BLDG	ASSET DESCRIPTION	BOOK COST	ACCM DEPR	NET BOOK	LIFE	CER #	SERIAL NO	VENDOR NAME
0003792100	04-1999	5000	3038	13	021	MICROWAVE SURVEY METER	260.00	117.46	142.54	07-00	88266	57867
0003792200	04-1999	5000	3038	13	021	MICROWAVE SURVEY METER	260.00	117.46	142.54	07-00	88266	57868
0003803600	04-1999	5000	3038	13	021	SPX 350 PRINTER	2,500.00	1,129.52	1,370.48	07-00	88266	1466
0003803601	04-1999	5000	3038	13	021	SPX NEC CONTROLLER	390.00	176.20	213.80	07-00	88266	9600135WB
0003803602	04-1999	5000	3038	13	021	SPX 350 REWINDER	470.00	212.34	257.66	07-00	88266	PR739
0003803603	04-1999	5000	3038	13	021	NEC FORMAT	40.00	18.08	21.92	07-00	88266
0003863700	04-1999	5000	3038	13	021	3.0 SERIES 306 HIGH VOLTAGE TESTER	390.00	176.20	213.80	07-00	88266
0003863800	04-1999	5000	3038	13	021	3.0 SERIES 306 HIGH VOLTAGE TESTER	390.00	176.20	213.80	07-00	88266
0003863900	04-1999	5000	3038	13	021	3.0 SERIES 306 HIGH VOLTAGE TESTER	390.00	176.20	213.80	07-00	88266
0003864000	04-1999	5000	3038	13	021	3.0 SERIES 306 HIGH VOLTAGE TESTER	390.00	176.20	213.80	07-00	88266
0003886900	04-1999	5000	3038	13	021	3.0 SERIES 306 HIGH VOLTAGE	340.00	153.61	186.39	07-00	88266	154371
0003887000	04-1999	5000	3038	13	021	3.0 SERIES 306 HIGH VOLTAGE TESTER	340.00	153.61	186.39	07-00	88266	154372
0003887100	04-1999	5000	3038	13	021	3.0 SERIES 306 HIGH VOLTAGE TESTER	340.00	153.61	186.39	07-00	88266	154373
0003899308	04-1999	5000	3136	13	021	TELEPHONE	900.00	406.63	493.37	07-00	88266
UN00015402	04-1999	5000	3136	13	021	RACK SLATS	8,600.00	3,885.58	4,714.42	07-00	88266
UN00015403	04-1999	5000	3136	13	021	RACK SLATS	1,400.00	553.42	846.58	08-00	88266	89J4666
0005100100	01-2001	5000	4051	13	021	EZGO BATTERY HOIST	7,987.50	1,131.56	6,855.94	10-00	00062		ANDERSON METAL
0005100200	01-2001	5000	4051	13	021	EZGO BATTERY RACKING	7,284.60	1,031.99	6,252.61	10-00	00062		ANDERSON METAL
0005100201	01-2001	5000	4051	13	021	EZGO BATTERY TRAYS 132	3,514.50	497.89	3,016.61	10-00	00062		ANDERSON METAL
0005100202	01-2001	5000	4051	13	021	BATTERY AREA ELECTRICAL HOOKUPS	14,220.67	2,014.59	12,206.08	10-00	00062		MW 0
UN00022800	04-1999	5000	4051	13	021	10 BATTERIES	13,700.00	6,189.83	7,510.17	07-00	89266
UN00032710	04-1999	5000	4051	13	021	PICK TO LITE SYSTEM	48,000.00	18,974.07	29,025.93	08-00	89091
UN00032712	04-1999	5000	4051	13	021	STORAGE RACKS/INSTALLATION	18,100.00	7,154.79	10,945.21	08-00	89091
UN00032714	04-1999	5000	4051	13	021	AUTOMATED PICK & SORT SYSTEM	8,700.00	3,439.04	5,260.96	08-00	89091
UN00810600	04-1999	5000	4051'	13	021	SCANNING EQUIPMENT	5,800.00	2,292.70	3,507.30	08-00	90237
UN00821000	04-1999	5000	4051	13	021	SCANNING EQUIPMENT	10,700.00	4,229.64	6,470.36	08-00	90122

HINERY AND EQUIPMENT							155,407.27	54,738.42	100,668.85

0003811400	04-1999	5100	3038	13	021	78” STORAGE CABINET	90.00	40.66	49.34	07-00	88266
0003811600	04-1999	5100	3038	13	021	78” STORAGE CABINET	90.00	40.66	49.34	07-00	88266
0003811800	04-1999	5100	3038	13	021	78” STORAGE CABINET	90.00	40.66	49.34	07-00	88266
0000605100	04-1999	5100	3136	13	021	CHAIR SWIVEL TILT	60.00	60.00	0.00	03-00
0000605600	04-1999	5100	3136	13	021	CHAIR SWIVEL TILT	60.00	60.00	0.00	03-00
0000605900	04-1999	5100	3136	13	021	SWIVEL CHAIR	60.00	60.00	0.00	03-00
0000760200	04-1999	5100	3136	13	021	CHAIR SWIVEL TILT	60.00	60.00	0.00	03-00
0000760300	04-1999	5100	3136	13	021	CHAIR SWIVEL TILT	60.00	60.00	0.00	03-00
0000900900	04-1999	5100	3136	13	021	CHAIR SWIVEL TILT 451-312	60.00	60.00	0.00	03-00	PO 18
0000902500	04-1999	5100	3136	13	021	CHAIR SWIVEL TILT 451-312	60.00	60.00	0.00	03-00	PO 18
0000903500	04-1999	5100	3136	13	021	CHAIR SWIVEL TILT 451-312	60.00	60.00	0.00	03-00	PO 18
0000976400	04-1999	5100	3136	13	021	CHAIR SWIVEL 451-312	60.00	60.00	0.00	03-00
0000976500	04-1999	5100	3136	13	021	CHAIR SWIVEL 451-312	60.00	60.00	0.00	03-00
0000980100	04-1999	5100	3136	13	021	CHAIR SWIVEL 451-312	60.00	60.00	0.00	03-00
0000980700	04-1999	5100	3136	13	021	CHAIR SWIVEL 451-312	60.00	60.00	0.00	03-00
0000986100	04-1999	5100	3136	13	021	CHAIR SWIVEL 451-312	60.00	60.00	0.00	03-00
0001011200	04-1999	5100	3136	13	021	CHAIR SWIVEL TILT	60.00	60.00	0.00	03-00
0001011300	04-1999	5100	3136	13	021	CHAIR SWIVEL	60.00	60.00	0.00	03-00
0001013800	04-1999	5100	3136	13	021	CHAIR SWIVEL 451-312	60.00	60.00	0.00	03-00
0001017700	04-1999	5100	3136	13	021	CHAIR SWIVEL	60.00	60.00	0.00	03-00	PO
0001020000	04-1999	5100	3136	13	021	CHAIR-BLK-EXC	190.00	190.00	0.00	03-00
0001020600	04-1999	5100	3136	13	021	CHAIR SWIVEL	60.00	60.00	0.00	03-00	PO
0001022600	04-1999	5100	3136	13	021	CHAIR SWIVEL	60.00	60.00	0.00	03-00	PO
0001067300	04-1999	5100	3136	13	021	CHAIR-SWIVEL-TILT	50.00	50.00	0.00	03-00
0001072100	04-1999	5100	3136	13	021	CHAIR-SWIVEL-TILT	50.00	50.00	0.00	03-00
0001072200	04-1999	5100	3136	13	021	CHAIR-SWIVEL	50.00	50.00	0.00	03-00
0001152800	04-1999	5100	3136	13	021	CHAIR SIDE MCI	60.00	60.00	0.00	03-00	13306
0001152900	04-1999	5100	3136	13	021	CHAIR SIDE MCI	60.00	60.00	0.00	03-00	13306
0001209100	04-1999	5100	3136	13	021	CHAIR-RED CA-1	60.00	60.00	0.00	03-00	13306
0001212400	04-1999	5100	3136	13	021	CHAIR-RED-SWIVEL CE-1	60.00	60.00	0.00	03-00	13306
Lease Schedule 1 West Campus

13ERHUT CORP FIXED ASSETS excluding Real Property 05-02 - ST CLOUD

RP ITEM NUMBER	BK BEG	ASSET	COSTCE	LOC	BLDG	ASSET DESCRIPTION	BOOK COST	ACCM DEPR	NET BOOK	LIFE	CER #	SERIAL NO	VENDOR NAME
0001445600	04-1999	5100	3136	13	021	CHAIR	60.00	60.00	0.00	03-00
0001446900	04-1999	5100	3136	13	021	CHAIR	60.00	60.00	0.00	03-00
0001448200	04-1999	5100	3136	13	021	CHAIR	40.00	40.00	0.00	03-00
0001479900	04-1999	5100	3136	13	021	CHAIR	60.00	60.00	0.00	03-00
0001480200	04-1999	5100	3136	13	021	CHAIR	60.00	60.00	0.00	03-00
0001480700	04-1999	5100	3136	13	021	CHAIR	60.00	60.00	0.00	03-00
0001483400	04-1999	5100	3136	13	021	CHAIR SWIVEL	60.00	60.00	0.00	03-00
0001486600	04-1999	5100	3136	13	021	CHAIR SWIVEL	50.00	50.00	0.00	03-00
0001488500	04-1999	5100	3136	13	021	SWIVEL CHAIR	60.00	60.00	0.00	03-00
0001496500	04-1999	5100	3136	13	021	CHAIR	60.00	60.00	0.00	03-00
0001524200	04-1999	5100	3136	13	021	CHAIR VISITOR	130.00	130.00	0.00	03-00
0001702500	04-1999	5100	3136	13	021	GUEST CHAIR RED	60.00	60.00	0.00	03-00
0001716200	04-1999	5100	3136	13	021	CHAIR	60.00	60.00	0.00	03-00
0001719100	04-1999	5100	3136	13	021	CHAIR SWIVEL	60.00	60.00	0.00	03-00
0001744200	04-1999	5100	3136	13	021	CHAIR RED GUEST	60.00	60.00	0.00	03-00
0001745700	04-1999	5100	3136	13	021	CHAIR GUEST RED	60.00	60.00	0.00	03-00
0001826100	04-1999	5100	3136	13	021	SWIVEL CHAIR	100.00	79.12	20.88	04-00
0001831500	04-1999	5100	3136	13	021	GUEST CHAIR RED	100.00	79.12	20.88	04-00
0001831700	04-1999	5100	3136	13	021	GUEST CHAIR RED	100.00	79.12	20.88	04-00
0001831800	04-1999	5100	3136	13	021	GUEST CHAIR RED	100.00	79.12	20.88	04-00
0001832100	04-1999	5100	3136	13	021	GUEST CHAIR RED	100.00	79.12	20.88	04-00
0001832300	04-1999	5100	3136	13	021	EXEC CHAIR	100.00	79.12	20.88	04-00
0001832600	04-1999	5100	3136	13	021	EXEC CHAIR	100.00	79.12	20.88	04-00
0001871300	04-1999	5100	3136	13	021	GUEST CHAIR	100.00	79.12	20.88	04-00
0001891400	04-1999	5100	3136	13	021	CHAIR	100.00	79.12	20.88	04-00
0001891600	04-1999	5100	3136	13	021	CHAIR	100.00	79.12	20.88	04-00
0001954000	04-1999	5100	3136	13	021	CHAIR	110.00	69.60	40.40	05-00
0001972200	04-1999	5100	3136	13	021	CHAIR	110.00	69.60	40.40	05-00
0002037300	04-1999	5100	3136	13	021	EXEC CHAIR	110.00	69.60	40.40	05-00
0003827600	04-1999	5100	3136	13	021	CHAIR LOW BACK	130.00	58.74	71.26	07-00	88266
0003827700	04-1999	5100	3136	13	021	CHAIR LOW BACK	130.00	58.74	71.26	07-00	88266
0003827800	04-1999	5100	3136	13	021	CHAIR LOW BACK	130.00	58.74	71.26	07-00	88266
0003827900	04-1999	5100	3136	13	021	36 X 72 DESK	170.00	76.80	93.20	07-00	88266
0003828000	04-1999	5100	3136	13	021	36 X 72 DESK	170.00	76.80	93.20	07-00	88266
0003828100	04-1999	5100	3136	13	021	36 X 72 DESK	170.00	76.80	93.20	07-00	88266
0003828200	04-1999	5100	3136	13	021	36 X 72 DESK	170.00	76.80	93.20	07-00	88266
0003828300	04-1999	5100	3136	13	021	36 X 72 DESK	170.00	76.80	93.20	07-00	88266
0003828400	04-1999	5100	3136	13	021	36 X 72 DESK	170.00	76.80	93.20	07-00	88266
0003828500	04-1999	5100	3136	13	021	36 X 72 DESK	170.00	76.80	93.20	07-00	88266
0003828600	04-1999	5100	3136	13	021	36 X 72 DESK	170.00	76.80	93.20	07-00	88266
0003828700	04-1999	5100	3136	13	021	36 X 72 DESK	170.00	76.80	93.20	07-00	88266
0003828800	04-1999	5100	3136	13	021	36 X 72 DESK	170.00	76.80	93.20	07-00	88266
0003828900	04-1999	5100	3136	13	021	36 X 72 DESK	170.00	76.80	93.20	07-00	88266
0003829000	04-1999	5100	3136	13	021	36 X 72 DESK	170.00	76.80	93.20	07-00	88266
0003829100	04-1999	5100	3136	13	021	36 X 72 DESK	170.00	76.80	93.20	07-00	88266
0003829200	04-1999	5100	3136	13	021	20 X 60 CREDENZA	130.00	58.74	71.26	07-00	88266
0003829300	04-1999	5100	3136	13	021	20 X 60 CREDENZA	130.00	58.74	71.26	07-00	88266
0003829400	04-1999	5100	3136	13	021	20 X 60 CREDENZA	130.00	58.74	71.26	07-00	88266
0003829500	04-1999	5100	3136	13	021	20 X 60 CREDENZA	130.00	58.74	71.26	07-00	88266
0003829600	04-1999	5100	3136	13	021	20 X 60 CREDENZA	130.00	58.74	71.2	607-00	88266
0003829700	04-1999	5100	3136	13	021	20 X 60 CREDENZA	130.00	58.74	71.26	07-00	88266
0003829800	04-1999	5100	3136	13	021	20 X 60 CREDENZA	130.00	58.74	71.26	07-00	88266
0003829900	04-1999	5100	3136	13	021	20 X 60 CREDENZA	130.00	58.74	71.26	07-00	88266
0003830000	04-1999	5100	3136	13	021	20 X 60 CREDENZA	130.00	58.74	71.26	07-00	88266
0003830100	04-1999	5100	3136	13	021	20 X 60 CREDENZA	130.00	58.74	71.26	07-00	88266
0003830200	04-1999	5100	3136	13	021	20 X 60 CREDENZA	130.00	58.74	71.26	07-00	88266
0003830300	04-1999	5100	3136	13	021	20 X 60 CREDENZA	130.00	58.74	71.26	07-00	88266
0003830400	04-1999	5100	3136	13	021	20 X 60 CREDENZA	130.00	58.74	71.26	07-00	88266
0003830500	04-1999	5100	3136	13	021	20 X 60 CREDENZA	130.00	58.74	71.26	07-00	88266
0003830600	04-1999	5100	3136	13	021	20 X 60 CREDENZA	130.00	58.74	71.26	07-00	88266
0003830700	04-1999	5100	3136	13	021	20 X 60 CREDENZA	130.00	58.74	71.26	07-00	88266
0003830800	04-1999	5100	3136	13	021	20 X 60 CREDENZA	130.00	58.74	71.26	07-00	88266
Lease Schedule 1 West Campus

5ERHUT CORP FIXED ASSETS excluding Real Property 05-02 - ST CLOUD

P ITEM NUMBER	BK BEG	ASSET	COSTCE	LOC	BLDG	ASSET DESCRIPTION	BOOK COST	ACCM DEPR	NET BOOK	LIFE	CER #	SERIAL NO	VENDOR NAME
0003830900	04-1999	5100	3136	13	021	30 X 60 DESK	130.00	58.74	71.26	07-00	88266
0003831000	04-1999	5100	3136	13	021	30 X 60 DESK	130.00	58.74	71.26	07-00	88266
0003831100	04-1999	5100	3136	13	021	30 X 60 DESK	130.00	58.74	71.26	07-00	88266
0003831200	04-1999	5100	3136	13	021	30 X 60 DESK	130.00	58.74	71.26	07-00	88266
0003831300	04-1999	5100	3136	13	021	30 X 60 DESK	130.00	58.74	71.26	07-00	88266
0003831400	04-1999	5100	3136	13	021	30 X 60 DESK	130.00	58.74	71.26	07-00	88266
0003831500	04-1999	5100	3136	13	021	30 X 60 DESK	130.00	58.74	71.26	07-00	88266
0003831600	04-1999	5100	3136	13	021	30 X 60 DESK	130.00	58.74	71.26	07-00	88266
0003831700	04-1999	5100	3136	13	021	30 X 60 DESK	130.00	58.74	71.26	07-00	88266
0003831800	04-1999	5100	3136	13	021	30 X 60 DESK	130.00	58.74	71.26	07-00	88266
0003831900	04-1999	5100	3136	13	021	30 X 60 DESK	130.00	58.74	71.26	07-00	88266
0003832000	04-1999	5100	3136	13	021	30 X 60 DESK	130.00	58.74	71.26	07-00	88266
0003832100	04-1999	5100	3136	13	021	30RXT6OLDESK	130.00	58.74	71.26	07-00	88266
0003832200	04-1999	5100	3136	13	021	30 X 60 DESK	130.00	58.74	71.26	07-00	88266
0003832300	04-1999	5100	3136	13	021	30 X 60 DESK	130.00	58.74	71.26	07-00	88266
0003832400	04-1999	5100	3136	13	021	30 X 60 DESK	130.00	58.74	71.26	07-00	88266
0003832500	04-1999	5100	3136	13	021	30 X 60 DESK	130.00	58.74	71.26	07-00	88266
0003832600	04-1999	5100	3136	13	021	30 X 60 DESK	130.00	58.74	71.26	07-00	88266
0003832700	04-1999	5100	3136	13	021	30 X 60 DESK	130.00	58.74	71.26	07-00	88266
0003832800	04-1999	5100	3136	13	021	30 X 60 DESK	130.00	58.74	71.26	07-00	88266
0003832900	04-1999	5100	3136	13	021	30 X 60 DESK	130.00	58.74	71.26	07-00	88266
0003833000	04-1999	5100	3136	13	021	30 X 60 DESK	130.00	58.74	71.26	07-00	88266
0003833100	04-1999	5100	3136	13	021	30 X 60 DESK	130.00	58.74	71.26	07-00	88266
0003833200	04-1999	5100	3136	13	021	30 X 60 DESK	130.00	58.74	71.26	07-00	88266
0003833300	04-1999	5100	3136	13	021	30 X 60 DESK	130.00	58.74	71.26	07-00	88266
0003833400	04-1999	5100	3136	13	021	30 X 60 DESK	130.00	58.74	71.26	07-00	88266
0003833500	04-1999	5100	3136	13	021	30 X 60 DESK	130.00	58.74	71.26	07-00	88266
0003833600	04-1999	5100	3136	13	021	30 X 60 DESK	130.00	58.74	71.26	07-00	88266
0003833700	04-1999	5100	3136	13	021	30 X 60 DESK	130.00	58.74	71.26	07-00	88266
0003833800	04-1999	5100	3136	13	021	30 X 60 DESK	130.00	58.74	71.26	07-00	88266
0003833900	04-1999	5100	3136	13	021	30 X 60 DESK	130.00	58.74	71.26	07-00	88266
0003834000	04-1999	5100	3136	13	021	30 X 60 DESK	130.00	58.74	71.26	07-00	88266
0003834100	04-1999	5100	3136	13	021	30 X 60 DESK	130.00	58.74	71.26	07-00	88266
0003834200	04-1999	5100	3136	13	021	30 X 60 DESK	130.00	58.74	71.26	07-00	88266
0003834300	04-1999	5100	3136	13	021	30 X 60 DESK	130.00	58.74	71.26	07-00	88266
0003834400	04-1999	5100	3136	13	021	30 X 60 DESK	130.00	58.74	71.26	07-00	88266
0003834500	04-1999	5100	3136	13	021	30 X 60 DESK	130.00	58.74	71.26	07-00	88266
0003834600	04-1999	5100	3136	13	021	30 X 60 DESK	130.00	58.74	71.26	07-00	88266
0003834700	04-1999	5100	3136	13	021	30 X 60 DESK	130.00	58.74	71.26	07-00	88266
0003834800	04-1999	5100	3136	13	021	30 X 60 DESK	130.00	58.74	71.26	07-00	88266
0003835000	04-1999	5100	3136	13	021	30 X 60 DESK	130.00	58.74	71.26	07-00	88266
0003835100	04-1999	5100	3136	13	021	30 X 60 DESK	130.00	58.74	71.26	07-00	88266
0003835200	04-1999	5100	3136	13	021	30 X 60 DESK	130.00	58.74	71.26	07-00	88266
0003835300	04-1999	5100	3136	13	021	30 X 60 DESK	130.00	58.74	71.26	07-00	88266
0003835400	04-1999	5100	3136	13	021	30 X 60 DESK	130.00	58.74	71.26	07-00	88266
0003835500	04-1999	5100	3136	13	021	30 X 60 DESK	130.00	58.74	71.26	07-00	88266
0003835600	04-1999	5100	3136	13	021	3 SHELF BOOKCASE	40.00	18.08	21.92	07-00	88266
0003835700	04-1999	5100	3136	13	021	3 SHELF BOOKCASE	40.00	18.08	21.92	07-00	88266
0003835800	04-1999	5100	3136	13	021	3 SHELF BOOKCASE	40.00	18.08	21.92	07-00	88266
0003835900	04-1999	5100	3136	13	021	3 SHELF BOOKCASE	40.00	18.08	21.92	07-00	88266
0003836000	04-1999	5100	3136	13	021	3 SHELF BOOKCASE	40.00	18.08	21.92	07-00	88266
0003836100	04-1999	5100	3136	13	021	3 SHELF BOOKCASE	40.00	18.08	21.92	07-00	88266
0003836200	04-1999	5100	3136	13	021	4 SHELF BOOKCASE	90.00	40.66	49.34	07-00	88266
0003836300	04-1999	5100	3136	13	021	4 SHELF BOOKCASE	90.00	40.66	49.34	07-00	88266
0003836400	04-1999	5100	3136	13	021	4 SHELF BOOKCASE	90.00	40.66	49.34	07-00	88266
0003836500	04-1999	5100	3136	13	021	5 SHELF BOOKCASE	90.00	40.66	49.34	07-00	88266
0003836600	04-1999	5100	3136	13	021	5 SHELF BOOKCASE	90.00	40.66	49.34	07-00	88266
0003836700	04-1999	5100	3136	13	021	5 SHELF BOOKCASE	90.00	40.66	49.34	07-00	88266
0003836800	04-1999	5100	3136	13	021	5 SHELF BOOKCASE	90.00	40.66	49.34	07-00	88266
0003836900	04-1999	5100	3136	13	021	5 SHELF BOOKCASE	90.00	40.66	49.34	07-00	88266
0003837000	04-1999	5100	3136	13	021	5 SHELF BOOKCASE	90.00	40.66	49.34	07-00	88266
0003837100	04-1999	5100	3136	13	021	5 SHELF BOOKCASE	90.00	40.66	49.34	07-00	88266
Lease Schedule 1 West Campus

2ERHUT CORP FIXED ASSETS excluding Real Property 05-02 - ST CLOUD

iP ITEM NUMBER	BK BEG	ASSET	COSTCE	LOC	BLDG	ASSET DESCRIPTION	BOOK COST	ACCM DEPR	NET BOOK	LIFE	CER #	SERIAL NO	VENDOR NAME
0003837200	04-1999	5100	3136	13	021	5 SHELF BOOKCASE	90.00	40.66	49.34	07-00	88266
0003837300	04-1999	5100	3136	13	021	5 SHELF BOOKCASE	90.00	40.66	49.34	07-00	88266
0003837400	04-1999	5100	3136	13	021	5 SHELF BOOKCASE	90.00	40.66	49.34	07-00	88266
0003837500	04-1999	5100	3136	13	021	5 SHELF BOOKCASE	90.00	40.66	49.34	07-00	88266
0003837600	04-1999	5100	3136	13	021	5 SHELF BOOKCASE	90.00	40.66	49.34	07-00	88266
0003837700	04-1999	5100	3136	13	021	5 SHELF BOOKCASE	90.00	40.66	49.34	07-00	88266
0003837800	04-1999	5100	3136	13	021	5 SHELF BOOKCASE	90.00	40.66	49.34	07-00	88266
0003837900	04-1999	5100	3136	13	021	5 SHELF BOOKCASE	90.00	40.66	49.34	07-00	88266
0003838000	04-1999	5100	3136	13	021	36 X 72 DESK	170.00	76.80	93.20	07-00	88266
0003838100	04-1999	5100	3136	13	021	36 X 72 DESK	170.00	76.80	93.20	07-00	88266
0003838200	04-1999	5100	3136	13	021	36 X 72 DESK	170.00	76.80	93.20	07-00	88266
0003838300	04-1999	5100	3136	13	021	36 X 72 DESK	170.00	76.80	93.20	07-00	88266
0003838500	04-1999	5100	3136	13	021	4 DRAWER FILE	40.00	18.08	21.92	07-00	88266
0003838600	04-1999	5100	3136	13	021	4 DRAWER FILE	40.00	18.08	21.92	07-00	88266
0003838700	04-1999	5100	3136	13	021	4 DRAWER FILE	40.00	18.08	21.92	07-00	88266
0003838800	04-1999	5100	3136	13	021	4 DRAWER FILE	40.00	18.08	21.92	07-00	88266
0003838900	04-1999	5100	3136	13	021	4 DRAWER FILE	40.00	18.08	21.92	07-00	88266
0003839000	04-1999	5100	3136	13	021	4 DRAWER FILE	40.00	18.08	21.92	07-00	88266
0003839100	04-1999	5100	3136	13	021	4 DRAWER FILE	40.00	18.08	21.92	07-00	88266
0003839200	04-1999	5100	3136	13	021	4 DRAWER FILE	40.00	18.08	21.92	07-00	88266
0003839300	04-1999	5100	3136	13	021	4 DRAWER FILE	40.00	18.08	21.92	07-00	88266
0003839400	04-1999	5100	3136	13	021	4 DRAWER FILE	40.00	18.08	21.92	07-00	88266
0003839500	04-1999	5100	3136	13	021	4 DRAWER FILE	40.00	18.08	21.92	07-00	88266
0003839600	04-1999	5100	3136	13	021	4 DRAWER FILE	40.00	18.08	21.92	07-00	88266
0003839700	04-1999	5100	3136	13	021	4 DRAWER FILE	40.00	18.08	21.92	07-00	88266
0003839800	04-1999	5100	3136	13	021	4 DRAWER FILE	40.00	18.08	21.92	07-00	88266
0003839900	04-1999	5100	3136	13	021	4 DRAWER FILE	40.00	18.08	21.92	07-00	88266
0003840000	04-1999	5100	3136	13	021	4 DRAWER FILE	40.00	18.08	21.92	07-00	88266
0003840100	04-1999	5100	3136	13	021	4 DRAWER FILE	40.00	18.08	21.92	07-00	88266
0003840200	04-1999	5100	3136	13	021	4 DRAWER FILE	40.00	18.08	21.92	07-00	88266
0003840300	04-1999	5100	3136	13	021	4 DRAWER FILE	40.00	18.08	21.92	07-00	88266
0003840400	04-1999	5100	3136	13	021	4 DRAWER FILE	40.00	18.08	21.92	07-00	88266
0003840500	04-1999	5100	3136	13	021	4 DRAWER FILE	40.00	18.08	21.92	07-00	88266
0003840600	04-1999	5100	3136	13	021	4 DRAWER FILE	40.00	18.08	21.92	07-00	88266
0003840700	04-1999	5100	3136	13	021	4 DRAWER FILE	40.00	18.08	21.92	07-00	88266
0003840800	04-1999	5100	3136	13	021	5 DRAWER FILE	90.00	40.66	49.34	07-00	88266
0003840900	04-1999	5100	3136	13	021	5 DRAWER FILE	90.00	40.66	49.34	07-00	88266
0003841000	04-1999	5100	3136	13	021	5 DRAWER FILE	90.00	40.66	49.34	07-00	88266
0003841100	04-1999	5100	3136	13	021	5 DRAWER FILE	90.00	40.66	49.34	07-00	88266
0003841200	04-1999	5100	3136	13	021	5 DRAWER LTR FILE	90.00	40.66	49.34	07-00	88266
0003841300	04-1999	5100	3136	13	021	5 DRAWER LTR FILE	90.00	40.66	49.34	07-00	88266
0003841400	04-1999	5100	3136	13	021	5 DRAWER LTR FILE	90.00	40.66	49.34	07-00	88266
0003841500	04-1999	5100	3136	13	021	5 DRAWER LTR FILE	90.00	40.66	49.34	07-00	88266
0003841600	04-1999	5100	3136	13	021	5 DRAWER LTR FILE	90.00	40.66	49.34	07-00	88266
0003841700	04-1999	5100	3136	13	021	5 DRAWER LTR FILE	90.00	40.66	49.34	07-00	88266
0003841800	04-1999	5100	3136	13	021	5 DRAWER LTR FILE	90.00	40.66	49.34	07-00	88266
0003841900	04-1999	5100	3136	13	021	5 DRAWER LTR FILE	90.00	40.66	49.34	07-00	88266
0003842000	04-1999	5100	3136	13	021	5 DRAWER LTR FILE	90.00	40.66	49.34	07-00	88266
0003842100	04-1999	5100	3136	13	021	5 DRAWER LTR FILE	90.00	40.66	49.34	07-00	88266
0003842200	04-1999	5100	3136	13	021	5 DRAWER LTR FILE	90.00	40.66	49.34	07-00	88266
0003842300	04-1999	5100	3136	13	021	5 DRAWER LTR FILE	90.00	40.66	49.34	07-00	88266
0003842400	04-1999	5100	3136	13	021	5 DRAWER LTR FILE	90.00	40.66	49.34	07-00	88266
0003842500	04-1999	5100	3136	13	021	5 DRAWER LTR FILE	90.00	40.66	49.34	07-00	88266
0003842600	04-1999	5100	3136	13	021	5 DRAWER LTR FILE	90.00	40.66	49.34	07-00	88266
0003842700	04-1999	5100	3136	13	021	5 DRAWER LTR FILE	90.00	40.66	49.34	07-00	88266
0003842800	04-1999	5100	3136	13	021	5 DRAWER LTR FILE	90.00	40.66	49.34	07-00	88266
0003842900	04-1999	5100	3136	13	021	5 DRAWER LTR FILE	90.00	40.66	49.34	07-00	88266
0003843000	04-1999	5100	3136	13	021	5 DRAWER LTR FILE	90.00	40.66	49.34	07-00	88266
0003843100	04-1999	5100	3136	13	021	2 DRAWER LATERAL FILE	90.00	40.66	49.34	07-00	88266
0003843200	04-1999	5100	3136	13	021	2 DRAWER LATERAL FILE	90.00	40.66	49.34	07-00	88266
0003843300	04-1999	5100	3136	13	021	2 DRAWER LATERAL FILE	90.00	40.66	49.34	07-00	88266
0003843400	04-1999	5100	3136	13	021	2 DRAWER LATERAL FILE	90.00	40.66	49.34	07-00	88266
Lease Schedule 1 West Campus

3ERHUT CORP FIXED ASSETS excluding Real Property 05-02 - ST CLOUD

LP ITEM NUMBER	BK BEG	ASSET	COSTCE	LOC	BLDG	ASSET DESCRIPTION	BOOK COST	ACCM DEPR	NET BOOK	LIFE	CER #	SERIAL NO	VENDOR NAME
0003843500	04-1999	5100	3136	13	021	2 DRAWER LATERAL FILE	90.00	40.66	49.34	07-00	88266
0003843600	04-1999	5100	3136	13	021	2 DRAWER LATERAL FILE	90.00	40.66	49.34	07-00	88266
0003843700	04-1999	5100	3136	13	021	2 DRAWER LATERAL FILE	90.00	40.66	49.34	07-00	88266
0003843800	04-1999	5100	3136	13	021	2 DRAWER LATERAL FILE	90.00	40.66	49.34	07-00	88266
0003843900	04-1999	5100	3136	13	021	2 DRAWER LATERAL FILE	90.00	40.66	49.34	07-00	88266
0003844000	04-1999	5100	3136	13	021	2 DRAWER LATERAL FILE	90.00	40.66	49.34	07-00	88266
0003844100	04-1999	5100	3136	13	021	2 DRAWER LATERAL FILE	90.00	40.66	49.34	07-00	88266
0003844200	04-1999	5100	3136	13	021	2 DRAWER LATERAL FILE	90.00	40.66	49.34	07-00	88266
0003844300	04-1999	5100	3136	13	021	2 DRAWER LATERAL FILE	90.00	40.66	49.34	07-00	88266
0003844400	04-1999	5100	3136	13	021	2 DRAWER LATERAL FILE	90.00	40.66	49.34	07-00	88266
0003844500	04-1999	5100	3136	13	021	2 DRAWER LATERAL FILE	90.00	40.66	49.34	07-00	88266
0003844600	04-1999	5100	3136	13	021	2 DRAWER LATERAL FILE	90.00	40.66	49.34	07-00	88266
0003844700	04-1999	5100	3136	13	021	2 DRAWER LATERAL FILE	90.00	40.66	49.34	07-00	88266
0003844800	04-1999	5100	3136	13	021	2 DRAWER LATERAL FILE	90.00	40.66	49.34	07-00	88266
0003844900	04-1999	5100	3136	13	021	2 DRAWER LATERAL FILE	90.00	40.66	49.34	07-00	88266
0003845000	04-1999	5100	3136	13	021	2 DRAWER LATERAL FILE	90.00	40.66	49.34	07-00	88266
0003845100	04-1999	5100	3136	13	021	2 DRAWER LATERAL FILE	90.00	40.66	49.34	07-00	88266
0003845200	04-1999	5100	3136	13	021	2 DRAWER LATERAL FILE	90.00	40.66	49.34	07-00	88266
0003845300	04-1999	5100	3136	13	021	2 DRAWER LATERAL FILE	90.00	40.66	49.34	07-00	88266
0003845400	04-1999	5100	3136	13	021	2 DRAWER LATERAL FILE	90.00	40.66	49.34	07-00	88266
0003845500	04-1999	5100	3136	13	021	4 DRAWER LATERAL FILE	130.00	58.74	71.26	07-00	88266
0003845600	04-1999	5100	3136	13	021	4 DRAWER LATERAL FILE	130.00	58.74	71.26	07-00	88266
0003845700	04-1999	5100	3136	13	021	4 DRAWER LATERAL FILE	130.00	58.74	71.26	07-00	88266
0003845800	04-1999	5100	3136	13	021	4 DRAWER LATERAL FILE	130.00	58.74	71.26	07-00	88266
0003845900	04-1999	5100	3136	13	021	4 DRAWER LATERAL FILE	130.00	58.74	71.26	07-00	88266
0003846000	04-1999	5100	3136	13	021	4 DRAWER LATERAL FILE	130.00	58.74	71.26	07-00	88266
0003846100	04-1999	5100	3136	13	021	4 DRAWER LATERAL FILE	130.00	58.74	71.26	07-00	88266
0003846200	04-1999	5100	3136	13	021	4 DRAWER LATERAL FILE	130.00	58.74	71.26	07-00	88266
0003846300	04-1999	5100	3136	13	021	4 DRAWER LATERAL FILE	130.00	58.74	71.26	07-00	88266
0003846400	04-1999	5100	3136	13	021	4 DRAWER LATERAL FILE	130.00	58.74	71.26	07-00	88266
0003846500	04-1999	5100	3136	13	021	4 DRAWER LATERAL FILE	130.00	58.74	71.26	07-00	88266
0003846600	04-1999	5100	3136	13	021	4 DRAWER LATERAL FILE	130.00	58.74	71.26	07-00	88266
0003846700	04-1999	5100	3136	13	021	30 X 60 FOLDING TABLE	40.00	18.08	21.92	07-00	88266
0003846800	04-1999	5100	3136	13	021	30 X 60 FOLDING TABLE	40.00	18.08	21.92	07-00	88266
0003846900	04-1999	5100	3136	13	021	COAT RACK	40.00	18.08	21.92	07-00	88266
0003847000	04-1999	5100	3136	13	021	COAT RACK	40.00	18.08	21.92	07-00	88266
0003847100	04-1999	5100	3136	13	021	COAT RACK	40.00	18.08	21.92	07-00	88266
0003847200	04-1999	5100	3136	13	021	COAT RACK	40.00	18.08	21.92	07-00	88266
0003847300	04-1999	5100	3136	13	021	COAT RACK	40.00	18.08	21.92	07-00	88266
0003847400	04-1999	5100	3136	13	021	COAT RACK	40.00	18.08	21.92	07-00	88266
0003847500	04-1999	5100	3136	13	021	COAT RACK	40.00	18.08	21.92	07-00	88266
0003847600	04-1999	5100	3136	13	021	COAT RACK	40.00	18.08	21.92	07-00	88266
0003847700	04-1999	5100	3136	13	021	VIDEO STAND	130.00	58.74	71.26	07-00	88266
0003847800	04-1999	5100	3136	13	021	VIDEO STAND	130.00	58.74	71.26	07-00	88266
0003847900	04-1999	5100	3136	13	021	VIDEO STAND	130.00	58.74	71.26	07-00	88266
0003848000	04-1999	5100	3136	13	021	VIDEO STAND	130.00	58.74	71.26	07-00	88266
0003849100	04-1999	5100	3136	13	021	24 X 18 SIGN KIT	90.00	40.66	49.34	07-00	88266
0003849200	04-1999	5100	3136	13	021	24 X 18 SIGN KIT	90.00	40.66	49.34	07-00	88266
0003849300	04-1999	5100	3136	13	021	24 X 18 SIGN KIT	90.00	40.66	49.34	07-00	88266
0003849400	04-1999	5100	3136	13	021	24 X 18 SIGN KIT	90.00	40.66	49.34	07-00	88266
0003849500	04-1999	5100	3136	13	021	24 X 18 SIGN KIT	90.00	40.66	49.34	07-00	88266
0003849600	04-1999	5100	3136	13	021	24 X 18 SIGN KIT	90.00	40.66	49.34	07-00	88266
0003849700	04-1999	5100	3136	13	021	24 X 18 SIGN KIT	90.00	40.66	49.34	07-00	88266
0003849800	04-1999	5100	3136	13	021	24 X 18 SIGN KIT	90.00	40.66	49.34	07-00	88266
0003849900	04-1999	5100	3136	13	021	24 X 18 SIGN KIT	90.00	40.66	49.34	07-00	88266
0003886200	04-1999	5100	3136	13	021	FIRE EXT CABINETS	4,500.00	2,033.16	2,466.84	07-00	88266
0003898100	04-1999	5100	3136	13	021	MAIL BOX	170.00	76.80	93.20	07-00	88266
0003938200	04-1999	5100	3136	13	021	TYPING TABLE	40.00	18.08	21.92	07-00	88266
0003938300	04-1999	5100	3136	13	021	TYPING TABLE	40.00	18.08	21.92	07-00	88266
0003938400	04-1999	5100	3136	13	021	TYPING TABLE	40.00	18.08	21.92	07-00	88266
0003938500	04-1999	5100	3136	13	021	TYPING TABLE	40.00	18.08	21.92	07-00	88266
0003938600	04-1999	5100	3136	13	021	TYPING TABLE	40.00	18.08	21.92	07-00	88266
Lease Schedule 1 West Campus

iERHUT CORP FIXED ASSETS excluding Real Property 05-02 — ST CLOUD

P ITEM NUMBER	BK BEG	ASSET	COSTCE	LOC	BLDG	ASSET DESCRIPTION	BOOK COST	ACCM DEPR	NET BOOK	LIFE	CER #	SERIAL NO	VENDOR NAME
0003938700	04-1999	5100	3136	13	021	TYPING TABLE	40.00	18.08	21.92	07.00	88266
0003938800	04-1999	5100	3136	13	021	TYPING TABLE	40.00	18.08	21.92	07-00	88266
0003938900	04-1999	5100	3136	13	021	TYPING TABLE	40.00	18.08	21.92	07-00	88266
0003939000	04-1999	5100	3136	13	021	TYPING TABLE	40.00	18.08	21.92	07-00	88266
0003939100	04-1999	5100	3136	13	021	TYPING TABLE	40.00	18.08	21.92	07-00	88266
0003941600	04-1999	5100	3136	13	021	5 DRAWER LRT FILE	90.00	35.57	54.43	08-00	88266
0003941700	04-1999	5100	3136	13	021	5 DRAWER LRT FILE	90.00	35.57	54.43	08-00	88266
0003941800	04-1999	5100	3136	13	021	5 DRAWER LRT FILE	90.00	35.57	54.43	08-00	88266
0003960200	04-1999	5100	3136	13	021	CABINET/SINGLE	230.00	90.92	139.08	08-00	88266
UN00042801	04-1999	5100	3136	13	021	MISC FURNITURE	1,400.00	632.54	767.46	07-00	88266
UN00042802	04-1999	5100	3136	13	021	75 WHEEL CLOCKS 75 SIGNS	1,400.00	632.54	767.46	07-00	88266
UN00042808	04-1999	5100	3136	13	021	ASSEMBLE 16 DESKS & 6 WORKSTATION	260.00	117.46	142.54	07-00	88266
UN00042810	04-1999	5100	3136	13	021	144 STACK CHAIRS & CABINET	2,800.00	1,265.07	1,534.93	07-00	88266

■IITURE AND FIXTURES							37,520.00	18,814.22	18,705.78

0005097800	01-2001	7100	3136	13	021	CROWN WALKIE/RIDER PALLET TRUCK	7,747.12	1,097.51	6,649.61	10-00	00047	6A184029	LIFT STAK STOR
0005097900	01-2001	7100	3136	13	021	CROWN WALKIE/RIDER PALLET TRUCK	7,747.12	1,097.51	6,649.61	10-00	00047	6A184030	LIFT STAK STOR
0005098000	01-2001	7100	3136	13	021	CROWN WALKIE/RIDER PALLET TRUCK	7,747.13	1,097.51	6,649.62	10-00	00047	6A184021	LIFT STAK STOR
0005098100	01-2001	7100	3136	13	021	CROWN WALKIE/RIDER PALLET TRUCK	7,747.13	1,097.51	6,649.62	10-00	00047	6A184022	LIFT STAK STOR
0005098200	01-2001	7100	3136	13	021	CROWN WALKIEJRIDER PALLET TRUCK	7,747.13	1,097.51	6,649.62	10-00	00047	6A184023	LIFT STAK STOR
0005098300	01-2001	7100	3136	13	021	CROWN WALKIE/RIDER PALLET TRUCK	7,747.13	1,097.51	6,649.62	10-00	00047	6A184024	LIFT STAK STOR
0005098400	01-2001	7100	3136	13	021	CROWN WALKIE/RIDER PALLET TRUCK	7,747.13	1,097.51	6,649.62	10-00	00047	6A184025	LIFT STAK STOR
0005098500	01-2001	7100	3136	13	021	CROWN WALKIE/RIDER PALLET TRUCK	7,747.13	1,097.51	6,649.62	10-00	00047	6A184026	LIFT STAK STOR
0005098600	01-2001	7100	3136	13	021	CROWN WALKIE/RIDER PALLET TRUCK	7,747.13	1,097.51	6,649.62	10-00	00047	6A184027	LIFT STAK STOR
0005098700	01-2001	7100	3136	13	021	CROWN WALKIE/RIDER PALLET TRUCK	7,747.13	1,097.51	6,649.62	10-00	00047	6A184028	LIFT STAK STOR
0005098800	01-2001	7100	3136	13	021	EZGO XI-640 200	4,274.65	605.58	3,669.07	10-00	00047		PUGLEASA
0005098900	01-2001	7100	3136	13	021	EZGO XI-640 2000	4,274.65	605.58	3,669.07	10-00	00047		PUGLEASA
0005099000	01-2001	7100	3136	13	021	EZGO XI-640 2000	4,274.65	605.58	3,669.07	10-00	00047		PUGLEASA
0005099100	01-2001	7100	3136	13	021	EZGO XI-640 2000	4,274.65	605.58	3,669.07	10-00	00047		PUGLEASA
0005099200	01-2001	7100	3136	13	021	EZGO XI-640 2000	4,274.65	605.58	3,669.07	10-00	00047		PUGLEASA
0005099300	01-2001	7100	3136	13	021	EZGO XI-640 2000	4,274.66	605.58	3,669.08	10-00	00047		PUGLEASA
0005099400	01-2001	7100	3136	13	021	EZGO XI-640 2000	4,274.66	605.58	3,669.08	10-00	00047		PUGLEASA
0005099500	01-2001	7100	3136	13	021	EZGO XI-640 2000	4,274.66	605.58	3,669.08	10-00	00047		PUGLEASA
0005099600	01-2001	7100	3136	13	021	EZGO XI-640 2000	4,274.66	605.58	3,669.08	10-00	00047		PUGLEASA
0005099700	01-2001	7100	3136	13	021	EZGO XI-640 2000	4,274.66	605.58	3,669.08	10-00	00047		PUGLEASA
UN01201200	01-2001	7100	3136	13	021	LIFT TRUCK BATTERIES	158,853.55	22,504.25	136,349.30	10-00	00047		GNB BATTERY
0005100300	01-2001	7100	4051	13	021	EZGO STOCK CHASER	4,259.65	603.45	3,656.20	10-00	00062	24598	PUGLEASA
0005100400	01-2001	7100	4051	13	021	EZGO STOCK CHASER	4,259.65	603.45	3,656.20	10-00	00062	24599	PUGLEASA
0005100500	01-2001	7100	4051	13	021	EZGO STOCK CHASER	4,259.65	603.45	3,656.20	10-00	00062	24603	PUGLEASA
0005100600	01-2001	7100	4051	13	021	EZGO STOCK CHASER	4,259.65	603.45	3,656.20	10-00	00062	24604	PUGLEASA
0005100700	01-2001	7100	4051	13	021	EZGO STOCK CHASER	4,259.65	603.45	3,656.20	10-00	00062	24607	PUGLEASA
0005100800	01-2001	7100	4051	13	021	EZGO STOCK CHASER	4,259.65	603.45	3,656.20	10-00	00062	24608	PUGLEASA
0005100900	01-2001	7100	4051	13	021	EZGO STOCK CHASER	4,259.65	603.45	3,656.20	10-00	00062	24609	PUGLEASA
0005101000	01-2001	7100	4051	13	021	EZGO STOCK CHASER	4,259.66	603.45	3,656,21	10-00	00062	24595	PUGLEASA
0005101100	01-2001	7100	4051	13	021	EZGO STOCK CHASER	4,259.66	603.45	3,656.21	10-00	00062	24596	PUGLEASA
0005101200	01-2001	7100	4051	13	021	EZGO STOCK CHASER	4,259.66	603.45	3,656.21	10-00	00062	24597	PUGLEASA
0005101300	01-2001	7100	4051	13	021	EZGO STOCK CHASER	4,259.66	603.45	3,656.21	10-00	00062	24600	PUGLEASA
0005101400	01-2001	7100	4051	13	021	EZGO STOCK CHASER	4,259.66	603.45	3,656.21	10-00	00062	24601	PUGLEASA
0005101500	01-2001	7100	4051	13	021	EZGO STOCK CHASER	4,259.66	603.45	3,656.21	10-00	00062	24602	PUGLEASA
0005101600	01-2001	7100	4051	13	021	EZGO STOCK CHASER	4,259.66	603.45	3,656.21	10-00	00062	24605	PUGLEASA
0005101700	01-2001	7100	4051	13	021	EZGO STOCK CHASER	4,259.66	603.45	3,656.21	10-00	00062	24606	PUGLEASA
UN01201500	01-2001	7100	4051	13	021	PICK CARTS 75	61,424.51	8,701.81	52,722.70	10-00	00062		ANDERSON METAL

ERIAL HANDLING EQUIPMENT							404,390.72	57,288.71	347,102.01

DING 22

0003887200	04-1999	5000	3038	13	022	TELEPHONE TESTER	170.00	76.80	93.20	07-00	88266
0003803500	04-1999	5000	3136	13	022	SHREDDER BALER	15,800.00	7,138.62	8,661.38	07-00	88266
0003803501	04-1999	5000	3136	13	022	SHREDDER/BAILER	31,000.00	14,006.16	16,993.84	07-00	88266
0003803503	04-1999	5000	3136	13	022	INSTALL WIRE POSTS & FLOOR	170.00	76.80	93.20	07-00	88266
Lease Schedule 1 West Campus

5ERHUT CORP FIXED ASSETS excluding Real Property 05-02 - ST CLOUD

RP ITEM NUMBER	BK BEG	ASSET	COSTCE	LOC	BLDG	ASSET DESCRIPTION	BOOK COST	ACCM DEPR	NET BOOK	LIFE	CER #	SERIAL NO	VENDOR NAME
0003803504	04-1999	5000	3136	13	022	SHREDDER BALER	3,400.00	1,536.16	1,863.84	07-00	88266
0003803505	04-1999	5000	3136	13	022	SHORTEN MAINLINE & BELT	170.00	76.80	93.20	07-00	88266
0003803506	04-1999	5000	3136	13	022	WIRE SHREDDER/BALER	630.00	249.03	380.97	08-00	88266
0003899408	04-1999	5000	3136	13	022	TELEPHONE	2,000.00	903.62	1,096.38	07-00	88266
0004545800	04-1999	5000	3136	13	022	QUINCY SCREW AIR COMPRESSOR UNIT	4,700.00	1,488.33	3,211.67	10-00		93Y36358
UN00902300	04-1999	5000	3136	13	022	(9) 6” CHECK VALVES IN SPRINKLER RISERS	3,100.00	981.67	2,118.33	10-00	MISC		ALL STATE FIRE PROT
UN00903800	04-1999	5000	3136	13	022	MISTER SYSTEM	460.00	145.67	314.33	10-00	MISC		RECOVERY SYSTEMS
0003871400	04-1999	5000	3250	13	022	FE LOW PROFILE STRETCH WRAPPER	5,700.00	2,575.32	3,124.68	07.00	89193
0003966800	04-1999	5000	3250	13	022	BETTER PAK 555 TAYPER	450.00	177.88	272.12	08-00
UN00016000	04-1999	5000	3250	13	022	6 TAPERS	820.00	370.49	449.51	07-00
UN00016100	04-1999	5000	3250	13	022	2 TAPERS	260.00	117.46	142.54	07-00
0003416500	04-1999	5000	4051	13	022	ELECTRIC TAPE MACHINE	360.00	162.65	197.35	07-00
0003505500	04-1999	5000	4051	13	022	8” LABEL GUMMER	360.00	162.65	197.35	07-00
0003523000	04-1999	5000	4051	13	022	8” LABEL GUMMER	360.00	162.65	197.35	07-00
0003566100	04-1999	5000	4051	13	022	8’ LABEL GUMMER 488-8/193-BVC	360.00	162.65	197.35	07-00
0003576300	04-1999	5000	4051	13	022	TYPE 3 RANDOM TAPER	4,200.00	1,897.61	2,302.39	07-00	87338
0003578800	04-1999	5000	4051	13	022	8” LABEL GUMMER D6688-8/201-BCV	360.00	162.65	197.35	07-00
0003599100	04-1999	5000	4051	13	022	8” CAPTAIN B LABEL GUMMER	320.00	144.57	175.43	07-00	88198
0003599200	04-1999	5000	4051	13	022	8” CAPTAIN B LABEL GUMMER	320.00	144.57	175.43	07-00	88198
0003599300	04-1999	5000	4051	13	022	8” CAPTAIN B LABEL GUMMER	320.00	144.57	175.43	07-00	88198
0003599400	04-1999	5000	4051	13	022	8” CAPTAIN B LABEL GUMMER	320.00	144.57	175.43	07-00	88198
0003599500	04-1999	5000	4051	13	022	8” CAPTAIN B LABEL GUMMER	320.00	144.57	175.43	07-00	88198
0003599600	04-1999	5000	4051	13	022	8” CAPTAIN B LABEL GUMMER	320.00	144.57	175.43	07-00	88198
0003599700	04-1999	5000	4051	13	022	8” CAPTAIN B LABEL GUMMER	320.00	144.57	175.43	07-00	88198
0003599800	04-1999	5000	4051	13	022	8” CAPTAIN B LABEL GUMMER	320.00	144.57	175.43	07-00	88198
0003599900	04-1999	5000	4051	13	022	8” CAPTAIN B LABEL GUMMER	320.00	144.57	175.43	07-00	88198
0003600000	04-1999	5000	4051	13	022	8” CAPTAIN B LABEL GUMMER	320.00	144.57	175.43	07-00	88198
0003600100	04-1999	5000	4051	13	022	8” CAPTAIN B LABEL GUMMER	320.00	144.57	175.43	07-00	88198
0003600200	04-1999	5000	4051	13	022	8” CAPTAIN B LABEL GUMMER	320.00	144.57	175.43	07-00	88198
0003600300	04-1999	5000	4051	13	022	8’ CAPTAIN B LABEL GUMMER	320.00	144.57	175.43	07-00	88198
0003600400	04-1999	5000	4051	13	022	8’ CAPTAIN B LABEL GUMMER	320.00	144.57	175.43	07-00	88198
0003600500	04-1999	5000	4051	13	022	8” CAPTAIN B LABEL GUMMER	320.00	144.57	175.43	07-00	88198
0003600600	04-1999	5000	4051	13	022	8” CAPTAIN B LABEL GUMMER	320.00	144.57	175.43	07-00	88198
0003600700	04-1999	5000	4051	13	022	8’ CAPTAIN B LABEL GUMMER	320.00	144.57	175.43	07-00	88198
0003600800	04-1999	5000	4051	13	022	8” CAPTAIN B LABEL GUMMER	320.00	144.57	175.43	07-00	88198
0003600900	04-1999	5000	4051	13	022	8” CAPTAIN B LABEL GUMMER	320.00	144.57	175.43	07-00	88198
0003601000	04-1999	5000	4051	13	022	8” CAPTAIN B LABEL GUMMER	320.00	144.57	175.43	07-00	88198
0003601100	04-1999	5000	4051	13	022	8” CAPTAIN B LABEL GUMMER	320.00	144.57	175.43	07-00	88198
0003601200	04-1999	5000	4051	13	022	8” CAPTAIN B LABEL GUMMER	320.00	144.57	175.43	07-00	88198
0003601300	04-1999	5000	4051	13	022	8” CAPTAIN B LABEL GUMMER	320.00	144.57	175.43	07-00	88198
0003601400	04-1999	5000	4051	13	022	8” CAPTAIN B LABEL GUMMER	320.00	144.57	175.43	07-00	88198
0003601500	04-1999	5000	4051	13	022	8” CAPTAIN B LABEL GUMMER	320.00	144.57	175.43	07-00	88198
0003601600	04-1999	5000	4051	13	022	8” CAPTAIN B LABEL GUMMER	320.00	144.57	175.43	07-00	88198
0003601700	04-1999	5000	4051	13	022	8” CAPTAIN B LABEL GUMMER	320.00	144.57	175.43	07-00	88198
0003601800	04-1999	5000	4051	13	022	8” CAPTAIN B LABEL GUMMER	320.00	144.57	175.43	07-00	88198
0003601900	04-1999	5000	4051	13	022	8” CAPTAIN B LABEL GUMMER	320.00	144.57	175.43	07-00	88198
0003602000	04-1999	5000	4051	13	022	8” CAPTAIN B LABEL GUMMER	320.00	144.57	175.43	07-00	88198
0003607500	04-1999	5000	4051	13	022	8” CAPTAIN B LABEL GUMMER	360.00	162.65	197.35	07-00
0003637200	04-1999	5000	4051	13	022	WEIGH TRONIX POSTAGE SCALE	1,200.00	542.18	657.82	07-00	88255	5778
0003637300	04-1999	5000	4051	13	022	WEIGH TRONIX POSTAGE SCALE	1,200.00	542.18	657.82	07-DO	88255	5782
0003637400	04-1999	5000	4051	13	022	WEIGH TRONIX POSTAGE SCALE	1,200.00	542.18	657.82	07-00	88255
0003663000	04-1999	5000	4051	13	022	STRAPPING MACHINE	1,600.00	722.90	877.10	07-00	88241	15849
0003663200	04-1999	5000	4051	13	022	STRAPPING MACHINE	4,600.00	2,078.34	2,521.66	07-00	88241
0003663300	04-1999	5000	4051	13	022	STRAPPING MACHINE	4,600.00	2,078.34	2,521.66	07-00	88241	15849
0003677800	04-1999	5000	4051	13	022	PALLET TRUCK	220.00	99.40	120.60	07-00		37488
0003677900	04-1999	5000	4051	13	022	PALLET TRUCK	220.00	99.40	120.60	07-00		37492
0003725500	04-1999	5000	4051	13	022	METAL CART	260.00	117.46	142.54	07-00
0003725600	04-1999	5000	4051	13	022	METAL PULL CART	260.00	117.46	142.54	07-00
0003739200	04-1999	5000	4051	13	022	6” POTDEVIN LABEL PASTER	220.00	99.40	120.60	07-00	88266
0003739300	04-1999	5000	4051	13	022	6” POTDEVIN LABEL PASTER	220.00	99.40	120.60	07-00	88266
0003739400	04-1999	5000	4051	13	022	6” POTDEVIN LABEL PASTER	220.00	99.40	120.60	07-00	88266
0003739500	04-1999	5000	4051	13	022	6” POTDEVIN LABEL PASTER	220.00	99.40	120.60	07-00	88266
Lease Schedule 1 West Campus

3ERHUT CORP FIXED ASSETS excluding Real Property 05-02 — ST CLOUD

IP ITEM NUMBER	BK BEG	ASSET	COSTCE	LOC	BLDG	ASSET DESCRIPTION	BOOK COST	ACCM DEPR	NET BOOK	LIFE	CER #	SERIAL NO	VENDOR NAME
0003739600	04-1999	5000	4051	13	022	6” POTDEVIN LABEL PASTER	220.00	99.40	120.60	07-00	88266
0003739700	04-1999	5000	4051	13	022	6” POTDEVIN LABEL PASTER	220.00	99.40	120.60	07-00	88266
0003739800	04-1999	5000	4051	13	022	6” POTDEVIN LABEL PASTER	220.00	99.40	120.60	07-00	88266
0003739900	04-1999	5000	4051	13	022	6” POTDEVIN LABEL PASTER	220.00	99.40	120.60	07-00	88266
0003740000	04-1999	5000	4051	13	022	6” POTDEVIN LABEL PASTER	220.00	99.40	120.60	07-00	88266
0003740100	04-1999	5000	4051	13	022	6’ POTDEVIN LABEL PASTER	220.00	99.40	120.60	07-00	88266
0003740200	04-1999	5000	4051	13	022	6” POTDEVIN LABEL PASTER	220.00	99.40	120.60	07-00	88266
0003740300	04-1999	5000	4051	13	022	6” POTDEVIN LABEL PASTER	220.00	99.40	120.60	07-00	88266
0003740400	04-1999	5000	4051	13	022	6” POTDEVIN LABEL PASTER	220.00	99.40	120.60	07-00	88266
0003740500	04-1999	5000	4051	13	022	6’ POTDEVIN LABEL PASTER	220.00	99.40	120.60	07-00	88266
0003740600	04-1999	5000	4051	13	022	6” POTDEVIN LABEL PASTER	220.00	99.40	120.60	07-00	88266
0003740700	04-1999	5000	4051	13	022	6” POTDEVIN LABEL PASTER	220.00	99.40	120.60	07-00	88266
0003740800	04-1999	5000	4051	13	022	6” POTDEVIN LABEL PASTER	220.00	99.40	120.60	07-00	88266
0003740900	04-1999	5000	4051	13	022	6” POTDEVIN LABEL PASTER	220.00	99.40	120.60	07-00	88266
0003741000	04-1999	5000	4051	13	022	6” POTDEVIN LABEL PASTER	220.00	99.40	120.60	07-00	88266
0003741100	04-1999	5000	4051	13	022	6” POTDEVIN LABEL PASTER	220.00	99.40	120.60	07-00	88266
0003741200	04-1999	5000	4051	13	022	6” POTDEVIN LABEL PASTER	220.00	99.40	120.60	07-00	88266
0003741300	04-1999	5000	4051	13	022	6” POTDEVIN LABEL PASTER	220.00	99.40	120.60	07-00	88266
0003741400	04-1999	5000	4051	13	022	6” POTDEVIN LABEL PASTER	220.00	99.40	120.60	07-00	88266
0003741500	04-1999	5000	4051	13	022	6’ POTDEVIN LABEL PASTER	220.00	99.40	120.60	07-00	88266
0003741600	04-1999	5000	4051	13	022	6” POTDEVIN LABEL PASTER	220.00	99.40	120.60	07-00	88266
0003741700	04-1999	5000	4051	13	022	6” POTDEVIN LABEL PASTER	220.00	99.40	120.60	07-00	88266
0003741800	04-1999	5000	4051	13	022	6” POTDEVIN LABEL PASTER	220.00	99.40	120.60	07-00	88266
0003741900	04-1999	5000	4051	13	022	6” POTDEVIN LABEL PASTER	220.00	99.40	120.60	07-00	88266
0003742000	04-1999	5000	4051	13	022	6” POTDEVIN LABEL PASTER	220.00	99.40	120.60	07-00	88266
0003742100	04-1999	5000	4051	13	022	6” POTDEVIN LABEL PASTER	220.00	99.40	120.60	07-00	88266
0003742200	04-1999	5000	4051	13	022	6” POTDEVIN LABEL PASTER	220.00	99.40	120.60	07-00	88266
0003742300	04-1999	5000	4051	13	022	6” POTDEVIN LABEL PASTER	220.00	99.40	120.60	07-00	88266
0003742400	04-1999	5000	4051	13	022	6” POTDEVIN LABEL PASTER	220.00	99.40	120.60	07-00	88266
0003742500	04-1999	5000	4051	13	022	6” POTDEVIN LABEL PASTER	220.00	99.40	120.60	07-00	88266
0003742600	04-1999	5000	4051	13	022	6’ POTDEVIN LABEL PASTER	220.00	99.40	120.60	07-00	88266
0003742700	04-1999	5000	4051	13	022	6” POTDEVIN LABEL PASTER	220.00	99.40	120.60	07-00	88266
0003742800	04-1999	5000	4051	13	022	6” POTDEVIN LABEL PASTER	220.00	99.40	120.60	07-00	88266
0003742900	04-1999	5000	4051	13	022	6” POTDEVIN LABEL PASTER	220.00	99.40	120.60	07-00	88266
0003743000	04-1999	5000	4051	13	022	6” POTDEVIN LABEL PASTER	220.00	99.40	120.60	07-00	88266
0003743100	04-1999	5000	4051	13	022	6” POTDEVIN LABEL PASTER	220.00	99.40	120.60	07-00	88266
0003781900	04-1999	5000	4051	13	022	FLAT BED TRAILER	260.00	117.46	142.54	07-00		240-4513
0003782400	04-1999	5000	4051	13	022	5 SHELF CART	260.00	117.46	142.54	07-00
0003790900	04-1999	5000	4051	13	022	TENNANT 240 SWEEPER	9,300.00	4,201.85	5,098.15	07-00	88266
0003791100	04-1999	5000	4051	13	022	OVAL STRAPPER	4,100.00	1,852.42	2,247.58	07-00	88266
0003791200	04-1999	5000	4051	13	022	OVAL STRAPPER	4,100.00	1,852.42	2,247.58	07-00	88266
0003791300	04-1999	5000	4051	13	022	OVAL STRAPPER	4,100.00	1,852.42	2,247.58	07-00	88266
0003791400	04-1999	5000	4051	13	022	OVAL STRAPPER	4,100.00	1,852.42	2,247.58	07-00	88266
0003791500	04-1999	5000	4051	13	022	OVAL STRAPPER	4,100.00	1,852.42	2,247.58	07-00	88266
0003791600	04-1999	5000	4051	13	022	OVAL STRAPPER	4,100.00	1,852.42	2,247.58	07-00	88266
0003791700	04-1999	5000	4051	13	022	OVAL STRAPPER	4,100.00	1,852.42	2,247.58	07-00	88266
0003791800	04-1999	5000	4051	13	022	OVAL STRAPPER	4,100.00	1,852.42	2,247.58	07-00	88266
0003791900	04-1999	5000	4051	13	022	OVAL STRAPPER	4,100.00	1,852.42	2,247.58	07-00	88266
0003792000	04-1999	5000	4051	13	022	OVAL STRAPPER	4,100.00	1,852.42	2,247.58	07-00	88266
0003861900	04-1999	5000	4051	13	022	TRAILER	260.00	117.46	142.54	07-00	88266
0003862000	04-1999	5000	4051	13	022	TRAILER	260.00	117.46	142.54	07-00	88266
0003862100	04-1999	5000	4051	13	022	TRAILER	260.00	117.46	142.54	07-00	88266
0003862200	04-1999	5000	4051	13	022	TRAILER	260.00	117.46	142.54	07-00	88266
0003862300	04-1999	5000	4051	13	022	TRAILER	260.00	117.46	142.54	07-00	88266
0003862400	04-1999	5000	4051	13	022	TRAILER	260.00	117.46	142.54	07-00	88266
0003862500	04-1999	5000	4051	13	022	TRAILER	260.00	117.46	142.54	07-00	88266
0003862600	04-1999	5000	4051	13	022	TRAILER	260.00	117.46	142.54	07-00	88266
0003862700	04-1999	5000	4051	13	022	TRAILER	260.00	117.46	142.54	07-00	88266
0003862800	04-1999	5000	4051	13	022	TRAILER	260.00	117.46	142.54	07-00	88266
0003862900	04-1999	5000	4051	13	022	TRAILER	260.00	117.46	142.54	07-00	88266
0003863000	04-1999	5000	4051	13	022	TRAILER	260.00	117.46	142.54	07-00	88266
0003863100	04-1999	5000	4051	13	022	TRAILER	260.00	117.46	142.54	07-00	88266
     Lease Schedule 1 West Campus

3ERHUT CORP FIXED ASSETS excluding Real Property 05-02 — ST CLOUD

tP ITEM NUMBER	BK BEG	ASSET	COSTCE	LOC	BLDG	ASSET DESCRIPTION	BOOK COST	ACCM DEPR	NET BOOK	LIFE	CER #	SERIAL NO	VENDOR NAME
0003863200	04-1999	5000	4051	13	022	TRAILER	260.00	117.46	142.54	07-00	88266
0003863300	04-1999	5000	4051	13	022	TRAILER	260.00	117.46	142.54	07-00	88266
0003867900	04-1999	5000	4051	13	022	ROLLAWAYCCONVEYORSSYSTEM	2,300.00	1,039.16	1,260.84	07-00	88266
0003899700	04-1999	5000	4051	13	022	SHIPPING SYSTEM	1,550,000.00	700,308.15	849,691.85	07-00	88266
0003899701	04-1999	5000	4051	13	022	DUTY CHARGES	40.00	18.08	21.92	07-00	88266
0003899702	04-1999	5000	4051	13	022	INSTALLATION/HARDWARE	97,000.00	38,343.41	58,656.59	08-00	88266
0003899703	02-2001	5000	4051	13	022	CONVEYOR SAWTOOTH MERGE SHIPPING REPLACEMENT	85,346.88	11,379.58	73,967.30	10-00	00046		RAPISTAN
0003899704	02-2001	5000	4051	13	022	CONVEYOR BELT RECIRCULATION SHIPPING REPLACE	58,912.35	7,854.98	51,057.37	10-00	00046		RAPISTAN
0003962900	04-1999	5000	4051	13	022	HARRINGTON 2 TON CRANE	10,400.00	4,111.04	6,288.96	08-00	88266
0003983100	04-1999	5000	4051	13	022	WTRNX 24 X 24 SCALE	230.00	90.92	139.08	08-00
0003983200	04-1999	5000	4051	13	022	WTRNX 30 X 30 SCALE	230.00	90.92	139.08	08-00
0004003900	04-1999	5000	4051	13	022	SINGLE LEVEL CART	180.00	71.16	108.84	08-00	90112
0004004000	04-1999	5000	4051	13	022	SINGLE LEVEL CART	180.00	71.16	108.84	08-00	90112
0004004100	04-1999	5000	4051	13	022	SINGLE LEVEL CART	180.00	71.16	108.84	08-00	90112
0004004200	04-1999	5000	4051	13	022	SINGLE LEVEL CART	180.00	71.16	108.84	08-00	90112
0004004300	04-1999	5000	4051	13	022	SINGLE LEVEL CART	180.00	71.16	108.84	08-00	90112
0004004400	04-1999	5000	4051	13	022	SINGLE LEVEL CART	180.00	71.16	108.84	08-00	90112
0004004500	04-1999	5000	4051	13	022	SINGLE LEVEL CART	180.00	71.16	108.84	08-00	90112
0004004600	04-1999	5000	4051	13	022	SINGLE LEVEL CART	180.00	71.16	108.84	08-00	90112
0004004700	04-1999	5000	4051	13	022	SINGLE LEVEL CART	180.00	71.16	108.84	08-00	90112
0004004800	04-1999	5000	4051	13	022	SINGLE LEVEL CART	180.00	71.16	108.84	08-00	90112
0004040000	04-1999	5000	4051	13	022	2 TIER CART	230.00	90.92	139.08	08-00	90112
0004040200	04-1999	5000	4051	13	022	2 TIER CART	230.00	90.92	139.08	08-00	90112
0004040300	04-1999	5000	4051	13	022	2 TIER CART	230.00	90.92	139.08	08-00	90112
0004040400	04-1999	5000	4051	13	022	2 TIER CART	230.00	90.92	139.08	08-00	90112
0004040500	04-1999	5000	4051	13	022	2 TIER CART	230.00	90.92	139.08	08-00	90112
0004040600	04-1999	5000	4051	13	022	2 TIER CART	230.00	90.92	139.08	08-00	90112
0004040700	04-1999	5000	4051	13	022	2 TIER CART	230.00	90.92	139.08	08-00	90112
0004040800	04-1999	5000	4051	13	022	2 TIER CART	230.00	90.92	139.08	08-00	90112
0004040900	04-1999	5000	4051	13	022	2 TIER CART	230.00	90.92	139.08	08-00	90112
0004041000	04-1999	5000	4051	13	022	2 TIER CART	230.00	90.92	139.08	08-00	90112
0004041100	04-1999	5000	4051	13	022	2 TIER CART	230.00	90.92	139.08	08-00	90112
0004041200	04-1999	5000	4051	13	022	2 TIER CART	230.00	90.92	139.08	08-00	90112
0004041300	04-1999	5000	4051	13	022	2 TIER CART	230.00	90.92	139.08	08-00	90112
0004041400	04-1999	5000	4051	13	022	2 TIER CART	230.00	90.92	139.08	08-00	90112
0004041500	04-1999	5000	4051	13	022	2 TIER CART	230.00	90.92	139.08	08-00	90112
0004041600	04-1999	5000	4051	13	022	2 TIER CART	230.00	90.92	139.08	08-00	90112
0004041700	04-1999	5000	4051	13	022	2 TIER CART	230.00	90.92	139.08	08-00	90112
0004041800	04-1999	5000	4051	13	022	2 TIER CART	230.00	90.92	139.08	08-00	90112
0004041900	04-1999	5000	4051	13	022	2 TIER CART	230.00	90.92	139.08	08-00	90112
0004042000	04-1999	5000	4051	13	022	2 TIER CART	230.00	90.92	139.08	08-00	90112
0004042100	04-1999	5000	4051	13	022	2 TIER CART	230.00	90.92	139.08	08-00	90112
0004042200	04-1999	5000	4051	13	022	2 TIER CART	230.00	90.92	139.08	08-00	90112
0004042300	04-1999	5000	4051	13	022	2 TIER CART	230.00	90.92	139.08	08-00	90112
0004042400	04-1999	5000	4051	13	022	2 TIER CART	230.00	90.92	139.08	08-00	90112
0004077600	04-1999	5000	4051	13	022	COIL SCREW NAILING MACHINE	320.00	126.50	193.50	08-00
0004093400	04-1999	5000	4051	13	022	TOLEDO 9475 BELT CONVEYOR & SCALE	4,700.00	1,857.88	2,842.12	08-00	90119	6059106-6UR
0004093401	04-1999	5000	4051	13	022	INSTALLATION	340.00	134.40	205.60	08-00	90119
0004095000	04-1999	5000	4051	13	022	2 TIER CART	320.00	126.50	193.50	08-00	90112
0004095100	04-1999	5000	4051	13	022	2 TIER CART	320.00	126.50	193.50	08-00	90112
0004095200	04-1999	5000	4051	13	022	2 TIER CART	320.00	126.50	193.50	08-00	90112
0004095300	04-1999	5000	4051	13	022	2 TIER CART	320.00	126.50	193.50	08-00	90112
0004095400	04-1999	5000	4051	13	022	2 TIER CART	320.00	126.50	193.50	08-00	90112
0004095500	04-1999	5000	4051	13	022	2 TIER CART	320.00	126.50	193.50	08-00	90112
0004095600	04-1999	5000	4051	13	022	2 TIER CART	320.00	126.50	193.50	08-00	90112
0004095700	04-1999	5000	4051	13	022	2 TIER CART	320.00	126.50	193.50	08-00	90112
0004095800	04-1999	5000	.4051	13	022	2 TIER CART	320.00	126.50	193.50	08-00	90112
0004095900	04-1999	5000	4051	13	022	2 TIER CART	320.00	126.50	193.50	08-00	90112
0004096000	04-1999	5000	4051	13	022	2 TIER CART	320.00	126.50	193.50	08-00	90112
0004096100	04-1999	5000	4051	13	022	2 TIER CART	320.00	126.50	193.50	08-00	90112
0004096200	04-1999	5000	4051	13	022	2 TIER CART	320.00	126.50	193.50	08-00	90112
0004096300	04-1999	5000	4051	13	022	2 TIER CART	320.00	126.50	193.50	08-00	90112
Lease Schedule 1 West Campus

ERHUT CORP FIXED ASSETS excluding Real Property 5-02 — ST CLOUD

ITEM NUMBER	BK BEG	ASSET	COSTCE	LOC	BLDG	ASSET DESCRIPTION	BOOK COST	ACCM DEPR	NET BOOK	LIFE	CER #	SERIAL NO	VENDOR NAME
0004096400	04-1999	5000	4051	13	022	2 TIER CART	320.00	126.50	193.50	08-00	90112
0004096500	04-1999	5000	4051	13	022	2 TIER CART	320.00	126.50	193.50	08-00	90112
0004096600	04-1999	5000	4051	13	022	2 TIER CART	320.00	126.50	193.50	08-00	90112
0004096700	04-1999	5000	4051	13	022	2 TIER CART	320.00	126.50	193.50	08-00	90112
0004096800	04-1999	5000	4051	13	022	2 TIER CART	320.00	126.50	193.50	08-00	90112
0004096900	04-1999	5000	4051	13	022	2 TIER CART	320.00	126.50	193.50	08-00	90112
0004097000	04-1999	5000	4051	13	022	2 TIER CART	320.00	126.50	193.50	08-00	90112
0004097100	04-1999	5000	4051	13	022	2 TIER CART	320.00	126.50	193.50	08-00	90112
0004097200	04-1999	5000	4051	13	022	2 TIER CART	320.00	126.50	193.50	08-00	90112
0004097300	04-1999	5000	4051	13	022	2 TIER CART	320.00	126.50	193.50	08-00	90112
0004097400	04-1999	5000	4051	13	022	2 TIER CART	320.00	126.50	193.50	08-00	90112
0004097500	04-1999	5000	4051	13	022	2 TIER CART	230.00	90.92	139.08	08-00	90112
0004097600	04-1999	5000	4051	13	022	2 TIER CART	230.00	90.92	139.08	08-00	90112
0004097700	04-1999	5000	4051	13	022	2 TIER CART	230.00	90.92	139.08	08-00	90112
0004097800	04-1999	5000	4051	13	022	2 TIER CART	230.00	90.92	139.08	08-00	90112
0004097900	04-1999	5000	4051	13	022	2 TIER CART	230.00	90.92	139.08	08-00	90112
0004098000	04-1999	5000	4051	13	022	2 TIER CART	230.00	90.92	139.08	08-00	90112
0004098100	04-1999	5000	4051	13	022	2 TIER CART	230.00	90.92	139.08	08-00	90112
0004098200	04-1999	5000	4051	13	022	2 TIER CART	230.00	90.92	139.08	08-00	90112
0004098300	04-1999	5000	4051	13	022	2 TIER CART	230.00	90.92	139.08	08-00	90112
0004098400	04-1999	5000	4051	13	022	2 TIER CART	230.00	90.92	139.08	08-00	90112
0004098500	04-1999	5000	4051	13	022	2 TIER CART	230.00	90.92	139.08	08-00	90112
0004098600	04-1999	5000	4051	13	022	2 TIER CART	230.00	90.92	139.08	08-00	90112
0004098700	04-1999	5000	4051	13	022	2 TIER CART	230.00	90.92	139.08	08-00	90112
0004098800	04-1999	5000	4051	13	022	2 TIER CART	230.00	90.92	139.08	08-00	90112
0004098900	04-1999	5000	4051	13	022	2 TIER CART	230.00	90.92	139.08	08-00	90112
0004099000	04-1999	5000	4051	13	022	2 TIER CART	230.00	90.92	139.08	08-00	90112
0004099100	04-1999	5000	4051	13	022	2 TIER CART	230.00	90.92	139.08	08-00	90112
0004099200	04-1999	5000	4051	13	022	2 TIER CART	230.00	90.92	139.08	08-00	90112
0004099300	04-1999	5000	4051	13	022	2 TIER CART	230.00	90.92	139.08	08-00	90112
0004099400	04-1999	5000	4051	13	022	2 TIER CART	230.00	90.92	139.08	08-00	90112
0004099500	04-1999	5000	4051	13	022	2 TIER CART	230.00	90.92	139.08	08-00	90112
0004099600	04-1999	5000	4051	13	022	2 TIER CART	230.00	90.92	139.08	08-00	90112
0004099700	04-1999	5000	4051	13	022	2 TIER CART	230.00	90.92	139.08	08-00	90112
0004099800	04-1999	5000	4051	13	022	2 TIER CART	230.00	90.92	139.08	08-00	90112
0004099900	04-1999	5000	4051	13	022	2 TIER CART	230.00	90.92	139.08	08-00	90112
0004100000	04-1999	5000	4051	13	022	2 TIER CART	230.00	90.92	139.08	08-00	90112
0004100100	04-1999	5000	4051	13	022	2 TIER CART	230.00	90.92	139.08	08-00	90112
0004100200	04-1999	5000	4051	13	022	2 TIER CART	230.00	90.92	139.08	08-00	90112
0004100300	04-1999	5000	4051	13	022	2 TIER CART	230.00	90.92	139.08	08-00	90112
0004100400	04-1999	5000	4051	13	022	2 TIER CART	230.00	90.92	139.08	08-00	90112
0004100500	04-1999	5000	4051	13	022	2 TIER CART	230.00	90.92	139.08	08-00	90112
0004100600	04-1999	5000	4051	13	022	2 TIER CART	230.00	90.92	139.08	08-00	90112
0004100700	04-1999	5000	4051	13	022	2 TIER CART	230.00	90.92	139.08	08-00	90112
0004100800	04-1999	5000	4051	13	022	2 TIER CART	230.00	90.92	139.08	08-00	90112
0004100900	04-1999	5000	4051	13	022	2 TIER CART	230.00	90.92	139.08	08-00	90112
0004101000	04-1999	5000	4051	13	022	2 TIER CART	230.00	90.92	139.08	08-00	90112
0004101100	04-1999	5000	4051	13	022	2 TIER CART	230.00	90.92	139.08	08-00	90112
0004101200	04-1999	5000	4051	13	022	2 TIER CART	230.00	90.92	139.08	08-00	90112
0004101300	04-1999	5000	4051	13	022	2 TIER CART	230.00	90.92	139.08	08-00	90112
0004101400	04-1999	5000	4051	13	022	2 TIER CART	230.00	90.92	139.08	08-00	90112
0004101500	04-1999	5000	4051	13	022	2 TIER CART W/ PANEL	320.00	126.50	193.50	08-00	90112
0004101600	04-1999	5000	4051	13	022	2 TIER CART W/ PANEL	320.00	126.50	193.50	08-00	90112
0004101700	04-1999	5000	4051	13	022	2 TIER CART W/ PANEL	320.00	126.50	193.50	08-00	90112
0004101800	04-1999	5000	4051	13	022	2 TIER CART W/ PANEL	320.00	126.50	193.50	08-00	90112
0004101900	04-1999	5000	4051	13	022	2 TIER CART W/ PANEL	320.00	126.50	193.50	08-00	90112
0004102000	04-1999	5000	4051	13	022	2 TIER CART W/ PANEL	320.00	126.50	193.50	08-00	90112
0004102100	04-1999	5000	4051	13	022	2 TIER CART W/ PANEL	320.00	126.50	193.50	08-00	90112
0004102200	04-1999	5000	4051	13	022	2 TIER CART W/ PANEL	320.00	126.50	193.50	08-00	90112
0004102300	04-1999	5000	4051	13	022	2 TIER CART W/ PANEL	320.00	126.50	193.50	08-00	90112
0004102400	04-1999	5000	4051	13	022	2 TIER CART W/ PANEL	320.00	126.50	193.50	08-00	90112
0004102500	04-1999	5000	4051	13	022	2 TIER CART W/ PANEL	320.00	126.50	193.50	08-00	90112
Lease Schedule 1 West Campus

ERHUT CORP FIXED ASSETS excluding Real Property 5-02 — ST CLOUD

LP ITEM NUMBER	BK BEG	ASSET	COSTCE	LOC	BLDG	ASSET DESCRIPTION	BOOK COST	ACCM DEPR	NET BOOK	LIFE	CER #	SERIAL NO	VENDOR NAME
0004102600	04-1999	5000	4051	13	022	2 TIER CART W/ PANEL	320.00	126.50	193.50	08-00	90112
0004102700	04-1999	5000	4051	13	022	2 TIER CART W/ PANEL	320.00	126.50	193.50	08-00	90112
0004102800	04-1999	5000	4051	13	022	2 TIER.CART W/ PANEL	320.00	126.50	193,50	08-00	90112
0004102900	04-1999	5000	4051	13	022	2 TIER CART W/ PANEL	320.00	126.50	193.50	08-00	90112
0004103000	04-1999	5000	4051	13	022	2 TIER CART W/ PANEL	320.00	126.50	193.50	08-00	90112
0004103100	04-1999	5000	4051	13	022	2 TIER CART W/ PANEL	320.00	126.50	193.50	08-00	90112
0004103200	04-1999	5000	4051	13	022	2 TIER CART W/ PANEL	320.00	126.50	193.50	08-00	90112
0004103300	04-1999	5000	4051	13	022	2 TIER CART W/ PANEL	320.00	126.50	193.50	08-00	90112
0004103400	04-1999	5000	4051	13	022	2 TIER CART W/ PANEL	320.00	126.50	193.50	08-00	90112
0004103500	04-1999	5000	4051	13	022	2 TIER CART W/ PANEL	320.00	126.50	193.50	08-00	90112
0004103600	04-1999	5000	4051	13	022	2 TIER CART W/ PANEL	320.00	126.50	193.50	08-00	90112
0004103700	04-1999	5000	4051	13	022	2 TIER CART W/ PANEL	320.00	126.50	193.50	08-00	90112
0004103800	04-1999	5000	4051	13	022	2 TIER CART W/ PANEL	320.00	126.50	193.50	08-00	90112
0004103900	04-1999	5000	4051	13	022	2 TIER CART W/ PANEL	320.00	126.50	193.50	08-00	90112
0004104000	04-1999	5000	4051	13	022	2 TIER CART W/ PANEL	320.00	126.50	193.50	08-00	90112
0004104100	04-1999	5000	4051	13	022	2 TIER CART W/ PANEL	320.00	126.50	193.50	08-00	90112
0004104200	04-1999	5000	4051	13	022	2 TIER CART W/ PANEL	320.00	126.50	193.50	08-00	90112
0004104300	04-1999	5000	4051	13	022	2 TIER CART W/ PANEL	320.00	126.50	193.50	08-00	90112
0004166200	04-1999	5000	4051	13	022	RIVET SQUEEZER	860.00	339.96	520.04	08-00	90281
0004166300	04-1999	5000	4051	13	022	RIVET SQUEEZER	860.00	339.96	520.04	08-00	90281
0004214300	04-1999	5000	4051	13	022	ELECTRIC TAPE MACHINE	340.00	134.40	205.60	08-00		95526
0004236100	04-1999	5000	4051	13	022	MERLIN EXPRESS LETTERING SYSTEM	590.00	233.23	356.77	08-00
0004317800	04-1999	5000	4051	13	022	SCALE INDICATOR WI-120	740.00	292.51	447.49	08-00	91227	5338
0004317900	04-1999	5000	4051	13	022	SCALE INDICATOR WI-120	740.00	292.51	447.49	08-00	91227	5339
0004384500	04-1999	5000	4051	13	022	BELT CONVEYOR SCALE MODEL 9475	7,000.00	2,459.40	4,540.60	09-00	91265	6071077-6ZS
0005075800	12-1999	5000	4051	13	022	LOOSEFILL BULK SYSTEM	105,292.68	26,323.17	78,969.51	10-00	99036		AMERICAN EXCELSIOR
0005075801	09-2000	5000	4051	13	022	LOOSEFILL BULK SYSTEM	2,912.93	509.76	2,403.17	10-00	99036		XENETECH
0005093700	09-2000	5000	4051	13	022	ROLLFORM/RACKING EQUIPMENT	64,584.20	11,302.24	53,281.96	10-00	99036		INTERLAKE MATERIAL
UN00032700	04-1999	5000	4051	13	022	3000 ALERO TUB	10,000.00	4,518.12	5,481.88	07-00	89091
UN00046900	04-1999	5000	4051	13	022	PREMIUM PICK SYSTEM	77,000.00	34,789.50	42,210.50	07-00	89092
UN00046901	04-1999	5000	4051	13	022	MATERIAL & INSTALLATION	65,000.00	29,367.77	35,632.23	07-00	89092
UN00046902	04-1999	5000	4051	13	022	POWER FOR LIGHT SYSTEM	770.00	347.89	422.11	07-00	89092
UN00046903	04-1999	5000	4051	13	022	INSTALLATION HARDWARE/SOFTWARE	3,200.00	1,264.94	1,935.06	08-00	89092
UN00803500	04-1999	5000	4051	13	022	LS-7000 GUNS	7,800.00	3,083.28	4,716.72	08-00	90115
UN00871500	04-1999	5000	4051	13	022	RELAYOUT NON-CONVEY SYSTEM	42,000.00	14,756.41	27,243.59	09-00	91227
UN00881000	04-1999	5000	4051	13	022	UPGRADE/EXPAND PREMIUM PICK TO LIGHT SYSTEMS	156,000.00	54,888.89	101,111.11	09-00	91146
UN00881001	04-1999	5000	4051	13	022	PICK TO LIGHT ADD’L BILLING	19,800.00	6,270.00	13,530.00	10-00	91146
UN00933600	04-1999	5000	4051	13	022	SCAN STAR SYSTEM	64,000.00	20,266.67	43,733.33	10-00	93115
UN00933601	04-1999	5000	4051	13	022	WIRING FOR MAPLE BOARDS	4,900.00	1,551.67	3,348.33	10-00	93115
UN00940900	04-1999	5000	4051	13	022	STARBURST (4)	14,600.00	4,623.33	9,976.67	10-00	93232
UN01071800	04-1999	5000	4051	13	022	POWERFLEX EXPANDABLE FREIGHT CONVEYOR	21,000.00	5,115.38	15,884.62	13-00	96087		MATERIAL HANDLING
UN01071900	04-1999	5000	4051	13	022	POWERFLEX EXPANDABLE FREIGHT CONVEYOR	21,000.00	5,115.38	15,884.62	13-00	96087		MATERIAL HANDLING
UN01072000	04-1999	5000	4051	13	022	SORTATION ACCUMULATION CONVEYORS	38,000.00	9,256.41	28,743.59	13-00	96088		RAPISTAN DEMAG
UN01105700	04-1999	5000	4051	13	022	BUILDING 22 CONVEYOR	46,000.00	11,205.13	34,794.87	13-00	96095		RAPISTAN DEMAG
UN01105701	04-1999	5000	4051	13	022	INSTALLATION FOR B-22 CONVEYOR	92,000.00	22,410.26	69,589.74	13-00	96095		FINGERHUT LABOR
UN01105702	04-1999	5000	4051	13	022	FREIGHT FOR B-22 CONVEYOR EQUIPMENT	250.00	60.90	189.10	13-00	96095		HYMAN FREIGHTWAYS
UN01105703	04-1999	5000	4051	13	022	LYNXOS SOFTWARE FOR CONVEYOR	9,000.00	2,192.31	6,807.69	13-00	96095		NUMINA SYSTEMS
UN01116800	04-1999	5000	4051	13	022	CONVEYOR NOISE REDUCTION SYSTEM - 822	64,000.00	15,589.74	48,410.26	13-00	97020		RAPISTAN & MWOS
UN01129700	04-1999	5000	4051	13	022	MODEL 9480 EXPRESSWEIGH SYSTEM	12,300.00	2,996.15	9,303.85	13-00	97055	1200881	MATERIAL HANDLNG GRP
UN01139700	04-1999	5000	4051	13	022	INSTALL NEW SCALE ON LINE “0”	1,100.00	267.95	832.05	13-00	97055		MWO 58967
UN01190600	12-1999	5000	4051	13	022	14 WORKSTATIONS	22,014.12	5,503.53	16,510.59	10-00	99036		ANDERSON METAL FAB
UN01190700	12-1999	5000	4051	13	022	6 PICKING CARTS 2-LEVEL	4,671.91	1,167.98	3,503.93	10-00	99036		ANDERSON METAL FAB

HINERY AND EQUIPMENT							2,987,615.07	1,150,323.36	1,837,291.71

0003499900	04-1999	5000	7195	13	022	IBM EXT 5.25 DISKETTE DRIVE	180.00	71.16	108.84	08-00	88266
0003500000	04-1999	5000	7195	13	022	IBM EXT 5.25 DISKETTE DRIVE	180.00	71.16	108.84	08-00	88266
IS03073000	04-1999	5001	4051	13	022	1-HP LASERJET 8000DN PRINTER(FHT#50682)	3,541.00	2,242.63	1,298.37	05-00	PC112	USBB060536	COMARK CORP SALES
UN01104900	04-1999	5001	4051	13	022	5 DATAMAX PRODIGY PRINTHEADS	1,108.00	1,108.00	0.00	03-00	95074		ABRAHAM TECHNICAL
UN01105000	04-1999	5001	4051	13	022	GRAPHIC CARD FOR PRINTRONIX 9012	753.00	753.00	0.00	03-00	95074		PEAK TECHNOLOGIES
UN01105102	04-1999	5001	4051	13	022	OUTLETS FOR DEC TERMINALS — B22	55.00	55.00	0.00	03-00	95074		FINGERHUT LABOR
UN01111000	04-1999	5001	4051	13	022	5 DATAMAX PRODIGY PRINTHEADS	1,038.00	1,038.00	0.00	03-00	95074		ABRAHAM TECH SERV
Lease Schedule 1 West Campus

ERHUT CORP FIXED ASSETS excluding Real Property 5-02 — ST CLOUD

P ITEM NUMBER	BK BEG	ASSET	COSTCE	LOC	BLDG	ASSET DESCRIPTION	BOOK COST	ACCM DEPR	NET BOOK	LIFE	CER #	SERIAL NO	VENDOR NAME
UN01111100	04-1999	5001	4051	13	022	5 DATAMAX PRODIGY PRINTHEADS	1,108.00	1,108.00	0.00	03-00	95074		ABRAHAM TECH SERV
UN01170700	04-1999	5001	4051	13	022	XLT200 SCANNER	14,229.00	11,264.63	2,964.37	04-00	97076		ACCUSORT SYSTEMS INC
UN01170800	04-1999	5001	4051	13	022	XLT200 SCANNER	14,229.00	11,264.63	2,964.37	04-00	97076		ACCUSORT SYSTEMS INC
IPUTER EQUIPMENT							36,421.00	28,976.21	7,444.79
0003811500	04-1999	5100	3038	13	022	78” STORAGE CABINET	90.00	40.66	49.34	07-00	88266
0003811700	04-1999	5100	3038	13	022	78” STORAGE CABINET	90.00	40.66	49.34	07-00	88266
0003811900	04-1999	5100	3038	13	022	78” STORAGE CABINET	90.00	40.66	49.34	07-00	88266
0003743200	04-1999	5100	3136	13	022	CONFERENCE ROOM TABLE	130.00	58.74	71.26	07-00	88266
0003743300	04-1999	5100	3136	13	022	CONFERENCE ROOM TABLE	130.00	58.74	71.26	07-00	88266
0003743400	04-1999	5100	3136	13	022	CONFERENCE TABLE	130.00	58.74	71.26	07-00	88266
0003743500	04-1999	5100	3136	13	022	CONFERENCE TABLE	130.00	58.74	71.26	07-00	88266
0003743600	04-1999	5100	3136	13	022	CONFERENCE ROOM CHAIR	40.00	18.08	21.92	07-00	88266
0003743700	04-1999	5100	3136	13	022	CONFERENCE ROOM CHAIR	40.00	18.08	21.92	07-00	88266
0003743800	04-1999	5100	3136	13	022	CONFERENCE ROOM CHAIR	40.00	18.08	21.92	07-00	88266
0003743900	04-1999	5100	3136	13	022	CONFERENCE ROOM CHAIR	40.00	18.08	21.92	07-00	88266
0003744000	04-1999	5100	3136	13	022	CONFERENCE ROOM CHAIR	40.00	18.08	21.92	07-00	88266
0003744100	04-1999	5100	3136	13	022	CONFERENCE ROOM CHAIR	40.00	18.08	21.92	07-00	88266
0003744200	04-1999	5100	3136	13	022	CONFERENCE ROOM CHAIR	40.00	18.08	21.92	07-00	88266
0003744300	04-1999	5100	3136	13	022	CONFERENCE ROOM CHAIR	40.00	18.08	21.92	07-00	88266
0003744500	04-1999	5100	3136	13	022	CONFERENCE ROOM CHAIR	40.00	18.08	21.92	07-00	88266
0003744600	04-1999	5100	3136	13	022	CONFERENCE ROOM CHAIR	40.00	18.08	21.92	07-00	88266
0003744700	04-1999	5100	3136	13	022	CONFERENCE ROOM CHAIR	40.00	18.08	21.92	07-00	88266
0003744800	04-1999	5100	3136	13	022	CONFERENCE ROOM CHAIR	40.00	18.08	21.92	07-00	88266
0003744900	04-1999	5100	3136	13	022	CONFERENCE ROOM CHAIR	40.00	18.08	21.92	07-00	88266
0003745000	04-1999	5100	3136	13	022	CONFERENCE ROOM CHAIR	40.00	18.08	21.92	07-00	88266
0003745200	04-1999	5100	3136	13	022	CONFERENCE ROOM CHAIR	40.00	18.08	21.92	07-00	88266
0003745300	04-1999	5100	3136	13	022	CONFERENCE ROOM CHAIR	40.00	18.08	21.92	07-00	88266
0003745400	04-1999	5100	3136	13	022	CONFERENCE ROOM CHAIR	40.00	18.08	21.92	07-00	88266
0003745500	04-1999	5100	3136	13	022	CONFERENCE ROOM CHAIR	40.00	18.08	21.92	07.00	88266
0003745600	04-1999	5100	3136	13	022	CONFERENCE ROOM CHAIR	40.00	18.08	21.92	07-00	88266
0003745700	04-1999	5100	3136	13	022	CONFERENCE ROOM CHAIR	40.00	18.08	21.92	07-00	88266
0003745800	04-1999	5100	3136	13	022	CONFERENCE ROOM CHAIR	40.00	18.08	21.92	07-00	88266
0003745900	04-1999	5100	3136	13	022	CONFERENCE ROOM CHAIR	40.00	18.08	21.92	07-00	88266
0003746000	04-1999	5100	3136	13	022	CONFERENCE ROOM CHAIR	40.00	18.08	21.92	07-00	88266
0003746100	04-1999	5100	3136	13	022	CONFERENCE ROOM CHAIR	40.00	18.08	21.92	07-00	88266
0003746200	04-1999	5100	3136	13	022	CONFERENCE ROOM CHAIR	40.00	18.08	21.92	07-00	88266
0003746300	04-1999	5100	3136	13	022	CONFERENCE ROOM CHAIR	40.00	18.08	21.92	07-00	88266
0003746400	04-1999	5100	3136	13	022	CONFERENCE ROOM CHAIR	40.00	18.08	21.92	07-00	88266
0003746500	04-1999	5100	3136	13	022	CONFERENCE ROOM CHAIR	40.00	18.08	21.92	07-00	88266
0003746600	04-1999	5100	3136	13	022	CONFERENCE ROOM CHAIR	40.00	18.08	21.92	07-00	88266
0003746800	04-1999	5100	3136	13	022	CONFERENCE ROOM CHAIR	40.00	18.08	21.92	07-00	88266
0003746900	04-1999	5100	3136	13	022	CONFERENCE ROOM CHAIR	40.00	18.08	21.92	07-00	88266
0003747000	04-1999	5100	3136	13	022	CONFERENCE ROOM CHAIR	40.00	18.08	21.92	07-00	88266
0003747100	04-1999	5100	3136	13	022	CONFERENCE ROOM CHAIR	40.00	18.08	21.92	07-00	88266
0003747200	04-1999	5100	3136	13	022	CONFERENCE ROOM CHAIR	40.00	18.08	21.92	07-00	88266
0003747300	04-1999	5100	3136	13	022	CONFERENCE ROOM CHAIR	40.00	18.08	21.92	07-00	88266
0003747400	04-1999	5100	3136	13	022	CONFERENCE ROOM CHAIR	40.00	18.08	21.92	07-00	88266
0003747500	04-1999	5100	3136	13	022	CONFERENCE ROOM CHAIR	40.00	18.08	21.92	07-00	88266
0003747600	04-1999	5100	3136	13	022	CONFERENCE ROOM CHAIR	40.00	18.08	21.92	07-00	88266
0003747700	04-1999	5100	3136	13	022	CONFERENCE ROOM CHAIR	40.00	18.08	21.92	07-00	88266
0003747800	04-1999	5100	3136	13	022	CONFERENCE ROOM CHAIR	40.00	18.08	21.92	07-00	88266
0003748000	04-1999	5100	3136	13	022	CONFERENCE ROOM CHAIR	40.00	18.08	21.92	07-00	88266
0003748100	04-1999	5100	3136	13	022	CONFERENCE ROOM CHAIR	40.00	18.08	21.92	07-00	88266
0003748200	04-1999	5100	3136	13	022	CONFERENCE ROOM CHAIR	40.00	18.08	21.92	07-00	88266
0003748400	04-1999	5100	3136	13	022	CONFERENCE ROOM CHAIR	40.00	18.08	21.92	07-00	88266
0003748500	04-1999	5100	3136	13	022	CONFERENCE ROOM CHAIR	40.00	18.08	21.92	07-00	88266
0003748600	04-1999	5100	3136	13	022	30’ DESK	90.00	40.66	49.34	07-00	88266
0003748700	04-1999	5100	3136	13	022	30’ DESK	90.00	40.66	49.34	07-00	88266
0003748800	04-1999	5100	3136	13	022	30’ DESK	90.00	40.66	49.34	07-00	88266
0003748900	04-1999	5100	3136	13	022	30’ DESK	90.00	40.66	49.34	07-00	88266
Lease Schedule 1 West Campus

ERHUT CORP FIXED ASSETS excluding Real Property 3-02 — ST CLOUD

IP ITEM NUMBER	BK BEG	ASSET	COSTCE	LOC	BLDG	ASSET DESCRIPTION	BOOK COST	ACCM DEPR	NET BOOK	LIFE	CER #	SERIAL NO	VENDOR NAME
0003749100	04-1999	5100	3136	13	022	30’ DESK	90.00	40.66	49.34	07-00	88266
0003749200	04-1999	5100	3136	13	022	30’ DESK	90.00	40.66	49.34	07-00	88266
0003749300	04-1999	5100	3136	13	022	30’ DESK	90.00	40.66	49.34	07-00	88266
0003749400	04-1999	5100	3136	13	022	30’ DESK	90.00	40.66	49.34	07-00	88266
0003749500	04-1999	5100	3136	13	022	30’ DESK	90.00	40.66	49.34	07-00	88266
0003749600	04-1999	5100	3136	13	022	30’ DESK	90.00	40.66	49.34	07-00	88266
0003749700	04-1999	5100	3136	13	022	30’ DESK	90.00	40.66	49.34	07-00	88266
0003749800	04-1999	5100	3136	13	022	30’ DESK	90.00	40.66	49.34	07-00	88266
0003749900	04-1999	5100	3136	13	022	30’ DESK	90.00	40.66	49.34	07-00	88266
0003750000	04-1999	5100	3136	13	022	30’ DESK	90.00	40.66	49.34	07-00	88266
0003750100	04-1999	5100	3136	13	022	30’ DESK	90.00	40.66	49.34	07-00	88266
0003750200	04-1999	5100	3136	13	022	30’ DESK	90.00	40.66	49.34	07-00	88266
0003750300	04-1999	5100	3136	13	022	30’ DESK	90.00	40.66	49.34	07-00	88266
0003750400	04-1999	5100	3136	13	022	30’ DESK	90.00	40.66	49.34	07-00	88266
0003750500	04-1999	5100	3136	13	022	DESK W/RIGHTWING	130.00	58.74	71.26	07-00	88266
0003750600	04-1999	5100	3136	13	022	DESK W/RIGHTWING	130.00	58.74	71.26	07-00	88266
0003750700	04-1999	5100	3136	13	022	DESK W/RIGHTWING	130.00	58.74	71.26	07-00	88266
0003750900	04-1999	5100	3136	13	022	DESK W/ LEFT WING	130.00	58.74	71.26	07-00	88266
0003751000	04-1999	5100	3136	13	022	DESK W/ LEFT WING	130.00	58.74	71.26	07-00	88266
0003751100	04-1999	5100	3136	13	022	30” MODULAR DESK	90.00	40.66	49.34	07-00	88266
0003751200	04-1999	5100	3136	13	022	30” MODULAR DESK	90.00	40.66	49.34	07-00	88266
0003751300	04-1999	5100	3136	13	022	30” MODULAR DESK	90.00	40.66	49.34	07-00	88266
0003751400	04-1999	5100	3136	13	022	30” MODULAR DESK	90.00	40.66	49.34	07-00	88266
0003751500	04-1999	5100	3136	13	022	30” MODULAR DESK	90.00	40.66	49.34	07-00	88266
0003751600	04-1999	5100	3136	13	022	30” MODULAR DESK	90.00	40.66	49.34	07-00	88266
0003751700	04-1999	5100	3136	13	022	30” MODULAR DESK	90.00	40.66	49.34	07-00	88266
0003751800	04-1999	5100	3136	13	022	MODULAR DESK W/RIGHTWING	90.00	40.66	49.34	07-00	88266
0003751900	04-1999	5100	3136	13	022	MODULAR DESK W/ RIGHT WING	90.00	40.66	49.34	07-00	88266
0003752000	04-1999	5100	3136	13	022	MODULAR DESK W/ RIGHT WING	90.00	40.66	49.34	07-00	88266
0003755900	04-1999	5100	3136	13	022	2TDRAWER FILER	40.00	18.08	21.92	07-00	88266
0003756000	04-1999	5100	3136	13	022	2 DRAWER FILE	40.00	18.08	21.92	07-00	88266
0003756100	04-1999	5100	3136	13	022	2 DRAWER FILE	40.00	18.08	21.92	07-00	88266
0003756200	04-1999	5100	3136	13	022	2 DRAWER FILE	40.00	18.08	21.92	07-00	88266
0003756300	04-1999	5100	3136	13	022	2 DRAWER FILE	40.00	18.08	21.92	07-00	88266
0003756400	04-1999	5100	3136	13	022	2 DRAWER FILE	40.00	18.08	21.92	07-00	88266
0003756500	04-1999	5100	3136	13	022	2 DRAWER FILE	40.00	18.08	21.92	07-00	88266
0003756600	04-1999	5100	3136	13	022	2 DRAWER FILE	40.00	18.08	21.92	07-00	88266
0003756700	04-1999	5100	3136	13	022	2 DRAWER FILE	40.00	18.08	21.92	07-00	88266
0003756800	04-1999	5100	3136	13	022	2 DRAWER FILE	40.00	18.08	21.92	07-00	88266
0003756900	04-1999	5100	3136	13	022	2 DRAWER FILE	40.00	18.08	21.92	07-00	88266
0003757000	04-1999	5100	3136	13	022	2 DRAWER FILE	40.00	18.08	21.92	07-00	88266
0003757100	04-1999	5100	3136	13	022	2 DRAWER FILE	40.00	18.08	21.92	07-00	88266
0003757200	04-1999	5100	3136	13	022	2 DRAWER FILE	40.00	18.08	21.92	07-00	88266
0003758300	04-1999	5100	3136	13	022	4 DRAWER FILE	90.00	40.66	49.34	07-00	88266
0003758400	04-1999	5100	3136	13	022	4 DRAWER FILE	90.00	40.66	49.34	07-00	88266
0003758500	04-1999	5100	3136	13	022	4 DRAWER FILE	90.00	40.66	49.34	07-00	88266
0003758600	04-1999	5100	3136	13	022	4 DRAWER FILE	90.00	40.66	49.34	07-00	88266
0003758700	04-1999	5100	3136	13	022	4 DRAWER FILE	90.00	40.66	49.34	07-00	88266
0003758800	04-1999	5100	3136	13	022	4 DRAWER FILE	90.00	40.66	49.34	07-00	88266
0003758900	04-1999	5100	3136	13	022	4 DRAWER FILE	90.00	40.66	49.34	07-00	88266
0003759000	04-1999	5100	3136	13	022	4 DRAWER FILE	90.00	40.66	49.34	07-00	88266
0003759100	04-1999	5100	3136	13	022	4 DRAWER FILE	90.00	40.66	49.34	07-00	88266
0003759200	04-1999	5100	3136	13	022	4 DRAWER FILE	90.00	40.66	49.34	07-00	88266
0003759300	04-1999	5100	3136	13	022	4 DRAWER FILE	90.00	40.66	49.34	07-00	88266
0003759400	04-1999	5100	3136	13	022	4 DRAWER FILE	90.00	40.66	49.34	07-00	88266
0003759500	04-1999	5100	3136	13	022	4 DRAWER FILE	90.00	40.66	49.34	07-00	88266
0003759600	04-1999	5100	3136	13	022	4 DRAWER FILE	90.00	40.66	49,34	07-00	88266
0003759700	04-1999	5100	3136	13	022	4 DRAWER FILE	90.00	40.66	49.34	07-00	88266
0003759800	04-1999	5100	3136	13	022	4 DRAWER FILE	90.00	40.66	49.34	07-00	88266
0003759900	04-1999	5100	3136	13	022	4 DRAWER FILE	90.00	40.66	49.34	07-00	88266
0003760000	04-1999	5100	3136	13	022	4 DRAWER FILE	90.00	40.66	49.34	07-00	88266
0003760100	04-1999	5100	3136	13	022	4 DRAWER FILE	90.00	40.66	49.34	07-00	88266
Lease Schedule 1 West Campus

ERHUT CORP FIXED ASSETS excluding Real Property 3-02 — ST CLOUD

IP ITEM NUMBER	BK BEG	ASSET	COSTCE	LOC	BLDG	ASSET DESCRIPTION	BOOK COST	ACCM DEPR	NET BOOK	LIFE	CER #	SERIAL NO	VENDOR NAME
0003760200	04-1999	5100	3136	13	022	4 DRAWER FILE	90.00	40.66	49.34	07-00	88266
0003760300	04-1999	5100	3136	13	022	4 DRAWER FILE	90.00	40.66	49.34	07-00	88266
0003760400	04-1999	5100	3136	13	022	4 DRAWER FILE	90.00	40.66	49.34	07-00	88266
0003760500	04-1999	5100	3136	13	022	4 DRAWER FILE	90.00	40.66	49.34	07-00	88266
0003760600	04-1999	5100	3136	13	022	4 DRAWER FILE	90.00	40.66	49.34	07-00	88266
0003760700	04-1999	5100	3136	13	022	4 DRAWER FILE	90.00	40.66	49.34	07-00	88266
0003760800	04-1999	5100	3136	13	022	4 DRAWER FILE	90.00	40.66	49.34	07-00	88266
0003760900	04-1999	5100	3136	13	022	4 DRAWER FILE	90.00	40.66	49.34	07-00	88266
0003761000	04-1999	5100	3136	13	022	4 DRAWER FILE	90.00	40.66	49.34	07-00	88266
0003761100	04-1999	5100	3136	13	022	4 DRAWER FILE	90.00	40.66	49.34	07-00	88266
0003761200	04-1999	5100	3136	13	022	4 DRAWER FILE	90.00	40.66	49.34	07-00	88266
0003761300	04-1999	5100	3136	13	022	4 DRAWER FILE	90.00	40.66	49.34	07-00	88266
0003761400	04-1999	5100	3136	13	022	4 DRAWER FILE	90.00	40.66	49.34	07-00	88266
0003761500	04-1999	5100	3136	13	022	4 DRAWER FILE	90.00	40.66	49.34	07-00	88266
0003761600	04-1999	5100	3136	13	022	4 DRAWER FILE	90.00	40.66	49.34	07-00	88266
0003761700	04-1999	5100	3136	13	022	4 DRAWER FILE	90.00	40.66	49.34	07-00	88266
0003761800	04-1999	5100	3136	13	022	4 DRAWER FILE	90.00	40.66	49.34	07-00	88266
0003761900	04-1999	5100	3136	13	022	4 DRAWER FILE	90.00	40.66	49.34	07-00	88266
0003762000	04-1999	5100	3136	13	022	4 DRAWER FILE	90.00	40.66	49.34	07-00	88266
0003762700	04-1999	5100	3136	13	022	4 DRAWER LATERAL FILE	90.00	40.66	49.34	07-00	88266
0003762800	04-1999	5100	3136	13	022	4 DRAWER LATERAL FILE	90.00	40.66	49.34	07-00	88266
0003762900	04-1999	5100	3136	13	022	4 DRAWER LATERAL FILE	90.00	40.66	49.34	07-00	88266
0003763000	04-1999	5100	3136	13	022	4 DRAWER LATERAL FILE	90.00	40.66	49.34	07-00	88266
0003763100	04-1999	5100	3136	13	022	5 DRAWER FILE	130.00	58.74	71.26	07-00	88266
0003763200	04-1999	5100	3136	13	022	5 DRAWER FILE	130.00	58.74	71.26	07-00	88266
0003763300	04-1999	5100	3136	13	022	5 DRAWER FILE	130.00	58.74	71.26	07-00	88266
0003763600	04-1999	5100	3136	13	022	3 DRAWER PRINT FILE	40.00	18.08	21.92	07-00	88266
0003763700	04-1999	5100	3136	13	022	5 DRAWER PRINT FILE	40.00	18.08	21.92	07-00	88266
0003763800	04-1999	5100	3136	13	022	5 DRAWER PRINT FILE	40.00	18.08	21.92	07-00	88266
0003763900	04-1999	5100	3136	13	022	5 DRAWER PRINT FILE	40.00	18.08	21.92	07-00	88266
0003764000	04-1999	5100	3136	13	022	5 DRAWER PRINT FILE	40.00	18.08	21.92	07-00	88266
0003764100	04-1999	5100	3136	13	022	5 DRAWER PRINT FILE	40.00	18.08	21.92	07-00	88266
0003764200	04-1999	5100	3136	13	022	3 SHELF BOOKCASE	40.00	18.08	21.92	07-00	88266
0003764300	04-1999	5100	3136	13	022	3 SHELF BOOKCASE	40.00	18.08	21.92	07-00	88266
0003764400	04-1999	5100	3136	13	022	3 SHELF BOOKCASE	40.00	18.08	21.92	07-00	88266
0003764500	04-1999	5100	3136	13	022	3 SHELF BOOKCASE	40.00	18.08	21.92	07-00	88266
0003764600	04-1999	5100	3136	13	022	4 SHELF BOOKCASE	40.00	18.08	21.92	07-00	88266
0003764800	04-1999	5100	3136	13	022	SLIDE PROJECTOR	130.00	58.74	71.26	07-00	88266
0003764900	04-1999	5100	3136	13	022	SLIDE VIEWER	40.00	18.08	21.92	07-00	88266
0003765000	04-1999	5100	3136	13	022	STORAGE CABINET	40.00	18.08	21.92	07-00	88266
0003765100	04-1999	5100	3136	13	022	STORAGE CABINET	40.00	18.08	21.92	07-00	88266
0003765200	04-1999	5100	3136	13	022	DRAFTING TABLE & MACHINE	90.00	40.66	49.34	07-00	88266
0003765300	04-1999	5100	3136	13	022	DRAFTING TABLE & MACHINE	90.00	40.66	49.34	07-00	88266
0003765400	04-1999	5100	3136	13	022	DRAFTING TABLE & MACHINE	90.00	40.66	49.34	07-00	88266
0003765500	04-1999	5100	3136	13	022	CABINET & SHELVING	40.00	18.08	21.92	07-00	88266
0003771100	04-1999	5100	3136	13	022	2 DRAWER CABINET	40.00	18.08	21.92	07-00	88266
0003771200	04-1999	5100	3136	13	022	2 DRAWER CABINET	40.00	18.08	21.92	07-00	88266
0003771300	04-1999	5100	3136	13	022	ENGINEERING 3 DRAWER PRINT FILE	40.00	18.08	21.92	07-00	88266
0003773500	04-1999	5100	3136	13	022	2 DRAWER FILE	40.00	18.08	21.92	07-00	88266
0003773600	04-1999	5100	3136	13	022	2 DRAWER FILE	40.00	18.08	21.92	07-00	88266
0003773700	04-1999	5100	3136	13	022	4 DRAWER FILE	90.00	40.66	49.34	07-00	88266
0003777700	04-1999	5100	3136	13	022	5 DRAWER FILE	130.00	58.74	71.26	07-00	88266
0003778700	04-1999	5100	3136	13	022	2 DOOR CABINET	40.00	18.08	21.92	07-00	88266
0003778800	04-1999	5100	3136	13	022	2 DOOR CABINET	40.00	18.08	21.92	07-00	88266
0003778900	04-1999	5100	3136	13	022	2 DOOR CABINET	40.00	18.08	21.92	07-00	88266
0003792300	04-1999	5100	3136	13	022	STORAGE CABINET	40.00	18.08	21.92	07-00	88266
0003792400	04-1999	5100	3136	13	022	STORAGE CABINET	40.00	18.08	21.92	07-00	88266
0003792500	04-1999	5100	3136	13	022	STORAGE CABINET	40.00	18.08	21.92	07-00	88266
0003792600	04-1999	5100	3136	13	022	STORAGE CABINET	40.00	18.08	21.92	07-00	88266
0003792700	04-1999	5100	3136	13	022	30 DRAWER ORGANIZER	90.00	40.66	49.34	07-00	88266
0003792800	04-1999	5100	3136	13	022	CONSOLE CHAIR	40.00	18.08	21.92	07-00	88266
0003792900	04-1999	5100	3136	13	022	CABINET	90.00	40.66	49.34	07-00	88266
Lease Schedule 1 West Campus

ERHUT CORP FIXED ASSETS excluding Real Property 5-02 — ST CLOUD

ITEM NUMBER	BK BEG	ASSET	COSTCE	LOC	BLDG	ASSET DESCRIPTION	BOOK COST	ACCM DEPR	NET BOOK	LIFE	CER #	SERIAL NO	VENDOR NAME
0003895500	04-1999	5100	3136	13	022	STORAGE MOD W/LOCK	40.00	18.08	21.92	07-00	88266
0003930900	04-1999	5100	3136	13	022	CHAIR	40.00	18.08	21.92	07-00	88266
0003931000	04-1999	5100	3136	13	022	CHAIR	40.00	18.08	21.92	07-00	88266
0003931100	04-1999	5100	3136	13	022	CHAIR	40.00	18.08	21.92	07-00	88266
0003931200	04-1999	5100	3136	13	022	CHAIR	40.00	18.08	21.92	07-00	88266
0003931300	04-1999	5100	3136	13	022	CHAIR	40.00	18.08	21.92	07-00	88266
0003931400	04-1999	5100	3136	13	022	CHAIR	40.00	18.08	21.92	07-00	88266
0003931500	04-1999	5100	3136	13	022	CHAIR	40.00	18.08	21.92	07-00	88266
0003931600	04-1999	5100	3136	13	022	CHAIR	40.00	18.08	21.92	07-00	88266
0003931700	04-1999	5100	3136	13	022	CHAIR	40.00	18.08	21.92	07-00	88266
0003931800	04-1999	5100	3136	13	022	CHAIR	40.00	18.08	21.92	07-00	88266
0003931900	04-1999	5100	3136	13	022	CHAIR	40.00	18.08	21.92	07-00	88266
0003932000	04-1999	5100	3136	13	022	CHAIR	40.00	18.08	21.92	07-00	88266
0003932100	04-1999	5100	3136	13	022	CHAIR	40.00	18.08	21.92	07-00	88266
0003932200	04-1999	5100	3136	13	022	CHAIR	40.00	18.08	21.92	07-00	88266
0003932300	04-1999	5100	3136	13	022	CHAIR	40.00	18.08	21.92	07-00	88266
0003932400	04-1999	5100	3136	13	022	CHAIR	40.00	18.08	21.92	07-00	88266
0003932500	04-1999	5100	3136	13	022	CHAIR	40.00	18.08	21.92	07-00	88266
0003932600	04-1999	5100	3136	13	022	CHAIR	40.00	18.08	21.92	07-00	88266
0003932700	04-1999	5100	3136	13	022	CHAIR	40.00	18.08	21.92	07-00	88266
0003932800	04-1999	5100	3136	13	022	CHAIR	40.00	18.08	21.92	07-00	88266
0003932900	04-1999	5100	3136	13	022	CHAIR	40.00	18.08	21.92	07-00	88266
0003933000	04-1999	5100	3136	13	022	CHAIR	40.00	18.08	21.92	07-00	88266
0003933100	04-1999	5100	3136	13	022	CHAIR	40.00	18.08	21.92	07-00	88266
0003933200	04-1999	5100	3136	13	022	CHAIR	40.00	18.08	21.92	07-00	88266
0003933300	04-1999	5100	3136	13	022	CHAIR	40.00	18.08	21.92	07-00	88266
0003933400	04-1999	5100	3136	13	022	CHAIR	40.00	18.08	21.92	07-00	88266
0003933500	04-1999	5100	3136	13	022	CHAIR	40.00	18.08	21.92	07-00	88266
0003933600	04-1999	5100	3136	13	022	CHAIR	40.00	18.08	21.92	07-00	88266
0003933700	04-1999	5100	3136	13	022	CHAIR	40.00	18.08	21.92	07-00	88266
0003933800	04-1999	5100	3136	13	022	CHAIR	40.00	18.08	21.92	07-00	88266
0003933900	04-1999	5100	3136	13	022	CHAIR	40.00	18.08	21.92	07-00	88266
0003934000	04-1999	5100	3136	13	022	CHAIR	40.00	18.08	21.92	07-00	88266
0003934100	04-1999	5100	3136	13	022	CHAIR	40.00	18.08	21.92	07-00	88266
0003934200	04-1999	5100	3136	13	022	CHAIR	40.00	18.08	21.92	07-00	88266
0003934300	04-1999	5100	3136	13	022	CHAIR	40.00	18.08	21.92	07-00	88266
0003934400	04-1999	5100	3136	13	022	CHAIR	40.00	18.08	21.92	07-00	88266
0003934500	04-1999	5100	3136	13	022	CHAIR	40.00	18.08	21.92	07.00	88266
0003934600	04-1999	5100	3136	13	022	CHAIR	40.00	18.08	21.92	07-00	88266
0003934700	04-1999	5100	3136	13	022	CHAIR	40.00	18.08	21.92	07-00	88266
0003934800	04-1999	5100	3136	13	022	CHAIR	40.00	18.08	21.92	07-00	88266
0003934900	04-1999	5100	3136	13	022	CHAIR	40.00	18.08	21.92	07-00	88266
0003935000	04-1999	5100	3136	13	022	CHAIR	40.00	18.08	21.92	07-00	88266
0003935100	04-1999	5100	3136	13	022	CHAIR	40.00	18.08	21.92	07-00	88266
0003935200	04-1999	5100	3136	13	022	CHAIR	40.00	18.08	21.92	07-00	88266
'0003935300	04-1999	5100	3136	13	022	CHAIR	40.00	18.08	21.92	07-00	88266
0003935400	04-1999	5100	3136	13	022	CHAIR	40.00	18.08	21.92	07-00	88266
0003935500	04-1999	5100	3136	13	022	CHAIR	40.00	18.08	21.92	07-00	88266
0003935700	04-1999	5100	3136	13	022	CHAIR	40.00	18.08	21.92	07-00	88266
0003935800	04-1999	5100	3136	13	022	5 DRAWER LTR FILE	90.00	40.66	49.34	07-00	88266
0003935900	04-1999	5100	3136	13	022	5 DRAWER LTR FILE	90.00	40.66	49.34	07-00	88266
0003936000	04-1999	5100	3136	13	022	5 DRAWER LTR FILE	90.00	40.66	49.34	07-00	88266
UN00042800	04-1999	5100	3136	13	022	MOVE FURNITURE FROM BBC	130.00	58.74	71.26	07-00	88266
UN00042803	04-1999	5100	3136	13	022	MOVE FURNITURE FROM BBC	650.00	293.67	356.33	07-00	88266
UN00042804	04-1999	5100	3136	13	022	MOVE FURNITURE	300.00	135.54	164.46	07-00	88266
UN00042809	04-1999	5100	3136	13	022	BULLETIN & CHALK BOARDS	430.00	194.28	235.72	07-00	88266
UN00042811	04-1999	5100	3136	13	022	MOVE FURNITURE	220.00	99.40	120.60	07-00	88266
UN00049600	04-1999	5100	3136	13	022	SIGN	4,400.00	1,987.97	2,412.03	07-00	88266
0003413801	04-1999	5100	4051	13	022	COPIER CABINET	160.00	72.29	87.71	07-00	87-28
0003812100	04-1999	5100	4051	13	022	12 X 16 PORTABLE OFFICE	3,100.00	1,400.62	1,699.38	07-00	88266
0003812101	04-1999	5100	4051	13	022	INSTALLATION	470.00	212.34	257.66	07-00	88266
0003812102	04-1999	5100	4051	13	022	WIRE OFFICE	220.00	99.40	120.60	07-00	88266
Lease Schedule 1 West Campus

ERHUT CORP FIXED ASSETS excluding Real Property 5-02 — ST CLOUD

, ITEM NUMBER	BK BEG	ASSET	COSTCE	LOC	BLDG	ASSET DESCRIPTION	BOOK COST	ACCM DEPR	NET BOOK	LIFE	CER #	SERIAL NO	VENDOR NAME
0003812200	04-1999	5100	4051	13	022	12 X 24 PORTABLE OFFICE	4,300.00	1,942.79	2,357.21	07-00	88266
0003812201	04-1999	5100	4051	13	022	INSTALLATION	470.00	212.34	257.66	07-00	88266
0003812202	04-1999	5100	4051	13	022	WIRE OFFICE	220.00	99.40	120.60	07-00	88266
0003864200	04-1999	5100	4051	13	022	PACK STATION WORK TABLE	390.00	176.20	213.80	07-00	88266
0003864300	04-1999	5100	4051	13	022	PACK STATION WORK TABLE	390.00	176.20	213.80	07-00	88266
0003864400	04-1999	5100	4051	13	022	PACK STATION WORK TABLE	390.00	176.20	213.80	07-00	88266
0003864500	04-1999	5100	4051	13	022	PACK STATION WORK TABLE	390.00	176.20	213.80	07-00	88266
0003864600	04-1999	5100	4051	13	022	PACK STATION WORK TABLE	390.00	176.20	213.80	07-00	88266
0003864700	04-1999	5100	4051	13	022	PACK STATION WORK TABLE	390.00	176.20	213.80	07-00	88266
0003864800	04-1999	5100	4051	13	022	PACK STATION WORK TABLE	390.00	176.20	213.80	07-00	88266
0003864900	04-1999	5100	4051	13	022	PACK STATION WORK TABLE	390.00	176.20	213.80	07-00	88266
0003865000	04-1999	5100	4051	13	022	PACK STATION WORK TABLE	390.00	176.20	213.80	07-00	88266
0003865100	04-1999	5100	4051	13	022	10X3X8 METAL CARDBOARD RACK	770.00	347.89	422.11	07-00	88266
0003865200	04-1999	5100	4051	13	022	10X3X8 METAL CARDBOARD RACK	770.00	347.89	422.11	07-00	88266
0003865300	04-1999	5100	4051	13	022	10X3X8 METAL CARDBOARD RACK	770.00	347.89	422.11	07-00	88266
0003865400	04-1999	5100	4051	13	022	10X3X8 METAL CARDBOARD RACK	770.00	347.89	422.11	07-00	88266
0003865500	04-1999	5100	4051	13	022	10X3X8 METAL CARDBOARD RACK	770.00	347.89	422.11	07-00	88266
0003865600	04-1999	5100	4051	13	022	10X3X8 METAL CARDBOARD RACK	770.00	347.89	422.11	07-00	88266
0003865700	04-1999	5100	4051	13	022	10X3X8 METAL CARDBOARD RACK	770.00	347.89	422.11	07-00	88266
0003865800	04-1999	5100	4051	13	022	10X3X8 METAL CARDBOARD RACK	770.00	347.89	422.11	07-00	88266
0003865900	04-1999	5100	4051	13	022	10X3X8 METAL CARDBOARD RACK	770.00	347.89	422.11	07-00	88266
0003866000	04-1999	5100	4051	13	022	10X3X8 METAL CARDBOARD RACK	770.00	347.89	422.11	07-00	88266
0003866100	04-1999	5100	4051	13	022	10X3X8 METAL CARDBOARD RACK	770.00	347.89	422.11	07-00	88266
0003866200	04-1999	5100	4051	13	022	10X3X8 METAL CARDBOARD RACK	770.00	347.89	422.11	07-00	88266
0003866300	04-1999	5100	4051	13	022	10X3X8 METAL CARDBOARD RACK	770.00	347.89	422.11	07-00	88266
0003866400	04-1999	5100	4051	13	022	10X3X8 METAL CARDBOARD RACK	770.00	347.89	422.11	07-00	88266
0003866500	04-1999	5100	4051	13	022	10X3X8 METAL CARDBOARD RACK	770.00	347.89	422.11	07-00	88266
0003866600	04-1999	5100	4051	13	022	10X3X8 METAL CARDBOARD RACK	770.00	347.89	422.11	07-00	88266
0003866700	04-1999	5100	4051	13	022	10X3X8 METAL CARDBOARD RACK	770.00	347.89	422.11	07-00	68266
0003866800	04-1999	5100	4051	13	022	10X3X8 METAL CARDBOARD RACK	770.00	347.89	422.11	07-00	88266
0003867000	04-1999	5100	4051	13	022	10X2X8 METAL CARDBOARD RACK	220.00	99.40	120.60	07-00	88266
0003867100	04-1999	5100	4051	13	022	10X2X8 METAL CARDBOARD RACK	220.00	99.40	120.60	07-00	88266
0003867200	04-1999	5100	4051	13	022	10X2X8 METAL CARDBOARD RACK	220.00	99.40	120.60	07-00	88266
0003867300	04-1999	5100	4051	13	022	10X2X8 METAL CARDBOARD RACK	220.00	99.40	120.60	07-00	88266
0003867400	04-1999	5100	4051	13	022	10X2X8 METAL CARDBOARD RACK	220.00	99.40	120.60	07-00	88266
0003867500	04-1999	5100	4051	13	022	10X2X8 METAL CARDBOARD RACK	220.00	99.40	120.60	07-00	88266
0003867600	04-1999	5100	4051	13	022	10X2X8 METAL CARDBOARD RACK	220.00	99.40	120.60	07-00	88266
0003867700	04-1999	5100	4051	13	022	10X2X8 METAL CARDBOARD RACK	220.00	99.40	120.60	07-00	88266
0003867800	04-1999	5100	4051	13	022	10X2X8 METAL CARDBOARD RACK	220.00	99.40	120.60	07-00	88266
0003936200	04-1999	5100	4051	13	022	STORAGE UNIT W/BINS	40.00	18.08	21.92	07-00	88266
0003936600	04-1999	5100	4051	13	022	STORAGE UNIT W/BINS	40.00	18.08	21.92	07-00	88266
0003936700	04-1999	5100	4051	13	022	STORAGE UNIT W/BINS	40.00	18.08	21.92	07-00	88266
0003937000	04-1999	5100	4051	13	022	STORAGE UNIT W/BINS	40.00	18.08	21.92	07-00	88266
0003937100	04-1999	5100	4051	13	022	STORAGE UNIT W/BINS	40.00	18.08	21.92	07-00	88266
0003937200	04-1999	5100	4051	13	022	STORAGE UNIT W/BINS	40.00	18.08	21.92	07-00	88266
0003937300	04-1999	5100	4051	13	022	STORAGE UNIT W/BINS	40.00	18.08	21.92	07-00	88266
0003937400	04-1999	5100	4051	13	022	STORAGE UNIT W/BINS	40.00	18.08	21.92	07-00	88266
0003939500	04-1999	5100	4051	13	022	SWIVEL TILT CHAIR	390.00	176.20	213.80	07-00
0003982900	04-1999	5100	4051	13	022	MESSAGE CENTER/GLASS	140.00	55.35	84.65	08-00
0003983000	04-1999	5100	4051	13	022	MESSAGE CENTER/GLASS	140.00	55.35	84.65	08-00
0003983700	04-1999	5100	4051	13	022	CREDENZA 62 X 20	180.00	71.16	108.84	08-00
0003983800	04-1999	5100	4051	13	022	3 SHELF BOOKCASE	90.00	35.57	54.43	08-00
0004007600	04-1999	5100	4051	13	022	CORNER STATION	230.00	90.92	139.08	08-00	89092
0004007700	04-1999	5100	4051	13	022	TABLE 30X60X29	180.00	71.16	108.84	08-00	89092
0004007800	04-1999	5100	4051	13	022	TABLE 30X72X29	180.00	71.16	108.84	08-00	89092
0004007900	04-1999	5100	4051	13	022	3 DRAWER PEDESTAL	140.00	55.35	84.65	08-00	89092
0004008000	04-1999	5100	4051	13	022	3 DRAWER PEDESTAL	140.00	55.35	84.65	08-00	89092
0004008100	04-1999	5100	4051	13	022	3 DRAWER PEDESTAL	140.00	55.35	84.65	08-00	89092
0004008200	04-1999	5100	4051	13	022	CARREL 47”	90.00	35.57	54.43	08-00	89092
0004008300	04-1999	5100	4051	13	022	SMALL TABLE	50.00	19.77	30.23	08-00	89092
0004008400	04-1999	5100	4051	13	022	SMALL TABLE	50.00	19.77	30.23	08-00	89092
0004008500	04-1999	5100	4051	13	022	SMALL TABLE	50.00	19.77	30.23	08-00	89092
Lease Schedule 1 West Campus

ERHUT CORP FIXED ASSETS excluding Real Property 05-02 — ST CLOUD

ITEM NUMBER	BK BEG	ASSET	COSTCE	LOC	BLDG	ASSET DESCRIPTION	BOOK COST	ACCM DEPR	NET BOOK	LIFE	CER #	SERIAL NO	VENDOR NAME
0004008600	04-1999	5100	4051	13	022	LONG TABLE	50.00	19.77	30.23	08-00	89092
0004008700	04-1999	5100	4051	13	022	LONG TABLE	50.00	19.77	30.23	08-00	89092
0004008800	04-1999	5100	4051	13	022	LONG TABLE	50.00	19.77	30.23	08-00	89092
0004008900	04-1999	5100	4051	13	022	LONG TABLE	50.00	19.77	30.23	08-00	89092
0004009000	04-1999	5100	4051	13	022	LONG TABLE	50.00	19.77	30.23	08-00	89092
0004009100	04-1999	5100	4051	13	022	SALT BINS	320.00	126.50	193.50	08-00	89092
0004009200	04-1999	5100	4051	13	022	SALT BINS	320.00	126.50	193.50	08-00	89092
0004009300	04-1999	5100	4051	13	022	SALT BINS	320.00	126.50	193.50	08-00	89092
0004009400	04-1999	5100	4051	13	022	SALT BINS	320.00	126.50	193.50	08-00	89092
0004009500	04-1999	5100	4051	13	022	SALT BINS	320.00	126.50	193.50	08-00	89092
0004009600	04-1999	5100	4051	13	022	SALT BINS	320.00	126.50	193.50	08-00	89092
0004009700	04-1999	5100	4051	13	022	SALT BINS	320.00	126.50	193.50	08-00	89092
0004009800	04-1999	5100	4051	13	022	CARDBOARD BINS	90.00	35.57	54.43	08-00	89092
0004009900	04-1999	5100	4051	13	022	CARDBOARD BINS	90.00	35.57	54.43	08-00	89092
0004010000	04-1999	5100	4051	13	022	CARDBOARD BINS	90.00	35.57	54.43	08-00	89092
0004010100	04-1999	5100	4051	13	022	CARDBOARD BINS	90.00	35.57	54.43	08-00	89092
0004010200	04-1999	5100	4051	13	022	CARDBOARD BINS	90.00	35.57	54.43	08-00	89092
0004010300	04-1999	5100	4051	13	022	CARDBOARD BINS	90.00	35.57	54.43	08-00	89092
0004010400	04-1999	5100	4051	13	022	CARDBOARD BINS	90.00	35.57	54.43	08-00	89092
0004010500	04-1999	5100	4051	13	022	CARDBOARD BINS	90.00	35.57	54.43	08-00	89092
0004010600	04-1999	5100	4051	13	022	CARDBOARD BINS	90.00	35.57	54.43	08-00	89092
0004010700	04-1999	5100	4051	13	022	CARDBOARD BINS	90.00	35.57	54.43	08-00	89092
0004010800	04-1999	5100	4051	13	022	CARDBOARD BINS	90.00	35.57	54.43	08-00	89092
0004010900	04-1999	5100	4051	13	022	OUTAGE BINS	140.00	55.35	84.65	08-00	89092
0004011000	04-1999	5100	4051	13	022	OUTAGE BINS	140.00	55.35	84.65	08-00	89092
0004011100	04-1999	5100	4051	13	022	OUTAGE BINS	140.00	55.35	84.65	08-00	89092
0004011200	04-1999	5100	4051	13	022	OUTAGE BINS	140.00	55.35	84.65	08-00	89092
0004011300	04-1999	5100	4051	13	022	OUTAGE BINS	140.00	55.35	84.65	08-00	89092
0004011400	04-1999	5100	4051	13	022	OUTAGE BINS	140.00	55.35	84.65	08-00	89092
0004011500	04-1999	5100	4051	13	022	OUTAGE BINS	140.00	55.35	84.65	08-00	89092
0004011600	04-1999	5100	4051	13	022	OUTAGE BINS	140.00	55.35	84.65	08-00	89092
0004011700	04-1999	5100	4051	13	022	OUTAGE BINS	140.00	55.35	84.65	08-00	89092
0004011800	04-1999	5100	4051	13	022	OUTAGE BINS	140.00	55.35	84.65	08-00	89092
0004011900	04-1999	5100	4051	13	022	OUTAGE BINS	140.00	55.35	84.65	08-00	89092
0004012000	04-1999	5100	4051	13	022	OUTAGE BINS	140.00	55.35	84.65	08-00	89092
0004012100	04-1999	5100	4051	13	022	MED TABLE	50.00	19.77	30.23	08-00	89092
0004012200	04-1999	5100	4051	13	022	MED TABLE	50.00	19.77	30.23	08-00	89092
0004012300	04-1999	5100	4051	13	022	MED TABLE	50.00	19.77	30.23	08-00	89092
0004012400	04-1999	5100	4051	13	022	MED TABLE	50.00	19.77	30.23	08-00	89092
0004012500	04-1999	5100	4051	13	022	MED TABLE	50.00	19.77	30.23	08-00	89092
0004012600	04-1999	5100	4051	13	022	MED TABLE	50.00	19.77	30.23	08-00	89092
0004012700	04-1999	5100	4051	13	022	MED TABLE	50.00	19.77	30.23	08-00	89092
0004012800	04-1999	5100	4051	13	022	CARDBOARD RACK	140.00	55.35	84.65	08-00	89092
0004012900	04-1999	5100	4051	13	022	CARDBOARD RACK	140.00	55.35	84.65	08-00	89092
0004013000	04-1999	5100	4051	13	022	CARDBOARD RACK	140.00	55.35	84.65	08-00	89092
0004013100	04-1999	5100	4051	13	022	CARDBOARD RACK	140.00	55.35	84.65	08-00	89092
0004013200	04-1999	5100	4051	13	022	CARDBOARD RACK	140.00	55.35	84.65	08-00	89092
0004169100	04-1999	5100	4051	13	022	PACKING STATION	180.00	71.16	108.84	08-00	89092
0004169200	04-1999	5100	4051	13	022	PACKING STATION	180.00	71.16	108.84	08-00	89092
0004169300	04-1999	5100	4051	13	022	PACKING STATION	180.00	71.16	108.84	08-00	89092
0004169400	04-1999	5100	4051	13	022	PACKING STATION	180.00	71.16	108.84	08-00	89092
0004169500	04-1999	5100	4051	13	022	PACKING STATION	180.00	71.16	108.84	08-00	89092
0004169600	04-1999	5100	4051	13	022	PACKING STATION	180.00	71.16	108.84	08-00	89092
0004169700	04-1999	5100	4051	13	022	PACKING STATION	180.00	71.16	108.84	08-00	89092
0004169800	04-1999	5100	4051	13	022	PACKING STATION	180.00	71.16	108.84	08.00	89092
0004169900	04-1999	5100	4051	13	022	PACKING STATION	180.00	71.16	108.84	08-00	89092
0004170000	04-1999	5100	4051	13	022	PACKING STATION	180.00	71.16	108.84	08-00	89092
0004235800	04-1999	5100	4051	13	022	HON DESK 30X60 MED OAK	150.00	59.30	90.70	08-00
0004305700	04-1999	5100	4051	13	022	CHAIR CLERICAL NO ARM	150.00	59.30	90.70	08-00
0003948900	04-1999	5100	7038	13	022	RECOVERY LOUNGE	180.00	71.16	108.84	08-00	88266
0003949000	04-1999	5100	7038	13	022	RECOVERY LOUNGE	180.00	71.16	108.84	08-00	88266
0003949100	04-1999	5100	7038	13	022	FERNO PORTABLE CABINET	90.00	35.57	54.43	08-00	88266
Lease Schedule 1 West Campus

ITEM NUMBER	BK BEG	ASSET	COSTCE	LOC	BLDG	ASSET DESCRIPTION	BOOK COST	ACCM DEPR	NET BOOK	LIFE	CER #	SERIAL NO	VENDOR NAME
0003949200	04-1999	5100	7038	13	022	FERNO PORTABLE CABINET	90.00	35.57	54.43	08-00	88266
0003949300	04-1999	5100	7038	13	022	FERNO PORTABLE CABINET	90.00	35.57	54.43	08-00	88266
0003949400	04-1999	5100	7038	13	022	PORTABLE RESUSCITATOR	270.00	106.73	163.27	08-00	88266
UN00053500	04-1999	5100	7038	13	022	FIRST AID SUPPLIES	950.00	375.54	574.46	08-00	88266

ITURE AND FIXTURES							61,730.00	27,215.46	34,514.54

0003887900	04-1999	5101	3136	13	022	SAVIN 7712 COPIER	220.00	99.40	120.60	07-00	88266	V3525
0003888000	04-1999	5101	3136	13	022	SAVIN 4880 COPIER	90.00	40.66	49.34	07-00	88266	7040020
0003888100	04-1999	5101	3136	13	022	SAVIN 4880 COPIER	90.00	40.66	49.34	07-00	88266	7040009
0003888200	04-1999	5101	3136	13	022	SAVIN 4880 COPIER	90.00	40.66	49.34	07-00	88266	7040015
0003888300	04-1999	5101	3136	13	022	SAVIN 7310 COPIER	90.00	40.66	49.34	07-00	88266	7035004
0003888400	04-1999	5101	3136	13	022	SAVIN 7310 COPIER	90.00	40.66	49.34	07-00	88266	7035002
0003888500	04-1999	5101	3136	13	022	SAVIN 7310 COPIER	90.00	40.66	49.34	07-00	88266	7035004
0003888600	04-1999	5101	3136	13	022	SAVIN 7310 COPIER	90.00	40.66	49.34	07-00	88266	7035006
0004176301	04-1999	5101	3136	13	022	CANON FAX 225	720.00	284.61	435.39	08-00	88266
UN00049800	04-1999	5101	3136	13	022	100 AMEREX EXTINGUISHER	2,100.00	948.80	1,151.20	07.00	88266
0004177800	04-1999	5101	4020	13	022	PRINTER PRINTRONIX W/ INTERFACE	5,100.00	2,015.99	3,084.01	08-00	90114	905025
0004177801	04-1999	5101	4020	13	022	INSTALLATION	150.00	59.30	90.70	08-00	90114
0004177900	04-1999	5101	4051	13	022	1200 LPM PRINTER W/ INTERFACE	7,600.00	3,004.23	4,595.77	08-00	90114
0004177901	04-1999	5101	4051	13	022	INSTALLATION	200.00	79.05	120.95	08-00	90114
0003976900	04-1999	5101	7037	13	022	IKEGAMI 1/2” CCD CAMERA	2,700.00	1,067.29	1,632.71	08-00	88266
0003977000	04-1999	5101	7037	13	022	IKEGAMI 1/2” CCD CAMERA	2,700.00	1,067.29	1,632.71	08-00	88266
0003977100	04-1999	5101	7037	13	022	IKEGAMI 1/2” CCD CAMERA	2,700.00	1,067.29	1,632.71	08-00	88266
0003977200	04-1999	5101	7037	13	022	IKEGAMI 1/2” CCD CAMERA	2,700.00	1,067.29	1,632.71	08-00	88266
0003977300	04-1999	5101	7037	13	022	IKEGAMI 1/2’ CCD CAMERA	2,700.00	1,067.29	1,632.71	08-00	88266
0005075900	12-1999	5200	4051	13	022	PRINTER SPX-360	4,317.70	3,598.08	719.62	03-00	99036		AVERY DENNISON

EQUIPMENT							34,537.70	15,710.53	18,827.17

0004282200	04-1999	7100	4051	13	022	CROWN DOUBLE REACH	5,600.00	5,600.00	0.00	01-00	91214
0004537100	04-1999	7100	4051	13	022	CROWN LIFT TRUCK	3,800.00	3,800.00	0.00	02-00	93043	1Al25048
0004537400	04-1999	7100	4051	13	022	CROWN LIFT TRUCK	3,800.00	3,800.00	0.00	02-00	93043	1Al25788
0004537500	04-1999	7100	4051	13	022	CROWN LIFT TRUCK	3,800.00	3,800.00	0.00	02-00	93043	1Al25730
0004537600	04-1999	7100	4051	13	022	CROWN LIFT TRUCK	3,800.00	3,800.00	0.00	02-00	93043	1Al25578
0004537900	04-1999	7100	4051	13	022	CROWN LIFT TRUCK	3,800.00	3,800.00	0.00	02-00	93043	1Al25881
0004538000	04-1999	7100	4051	13	022	CROWN LIFT TRUCK	3,800.00	3,800.00	0.00	02-00	93043	1Al25914
0004538100	04-1999	7100	4051	13	022	CROWN LIFT TRUCK	3,800.00	3,800.00	0.00	02-00	93043	1Al25920
0004538200	04-1999	7100	4051	13	022	CROWN LIFT TRUCK	3,800.00	3,800.00	0.00	02-00	93043	1Al26005
0004538300	04-1999	7100	4051	13	022	CROWN LIFT TRUCK	3,800.00	3,800.00	0.00	02-00	93043	1Al26003
0004538400	04-1999	7100	4051	13	022	CROWN LIFT TRUCK	3,800.00	3,800.00	0.00	02-00	93043	1Al26007
0005093800	09-2000	7100	4051	13	022	EZGO STOCK CHASER	4,139.66	724.44	3,415.22	10-00	99036	X1640	PUGLEASA
0005093900	09-2000	7100	4051	13	022	EZGO STOCK CHASER	4,139.66	724.44	3,415.22	10-00	99036	X1640	PUGLEASA
0005094000	09-2000	7100	4051	13	022	EZGO STOCK CHASER	4,139.66	724.44	3,415.22	10-00	99036	X1640	PUGLEASA
0005094100	09-2000	7100	4051	13	022	EZGO STOCK CHASER	4,139.65	724.44	3,415.21	10-00	99036	X1640	PUGLEASA
0005094200	09-2000	7100	4051	13	022	EZGO STOCK CHASER	4,139.65	724.44	3,415.21	10-00	99036	X1640	PUGLEASA
0005094300	09-2000	7100	4051	13	022	EZGO STOCK CHASER	4,139.65	724.44	3,415.21	10-00	99036	X1640	PUGLEASA

ERIAL HANDLING EQUIPMENT							68,437.93	47,946.64	20,491.29

DING 23

0003827500	04-1999	5000	3038	13	023	PORTABLE TOP LOADING ELECTRONIC	390.00	176.20	213.80	07-00	88266
0003864100	04-1999	5000	3038	13	023	CM5 CROCKMETER 120V	430.00	194.28	235.72	07-00	88266
0003868100	04-1999	5000	3038	13	023	GRAY SCALE FOR COLOR	40.00	18.08	21.92	07-00	88266
0003868200	04-1999	5000	3038	13	023	GRAY SCALE FOR STAINING	40.00	18.08	21.92	07-00	88266
0003868300	04-1999	5000	3038	13	023	IMPACT PENETRATION TESTER	260.00	117.46	142.54	07-00	88266
0003676200	04-1999	5000	3136	13	023	ORDER PICKER W/BATTERY	2,800.00	1,265.07	1,534.93	07-00	88266	H3371-6
0003676300	04-1999	5000	3136	13	023	ORDER PICKER	2,300.00	1,039.16	1,260.84	07-00	88266	H3371-5
0003780000	04-1999	5000	3136	13	023	GOODALL 450 AMP	1,200.00	542.18	657.82	07-00	88266
0003790100	04-1999	5000	3136	13	023	B 8. D SAW	390.00	176.20	213.80	07-00	88266
0003803700	04-1999	5000	3136	13	023	METAL MASTER II WELDING SET	170.00	76.80	93.20	07-00	88266
Lease Schedule 1 West Campus

iRHL/T CORP FIXED ASSETS excluding Real Property 05-02 — ST CLOUD

’ ITEM NUMBER	BK BEG	ASSET	COSTCE	LOC	BLDG	ASSET DESCRIPTION	BOOK COST	ACCM DEPR	NET BOOK	LIFE	CER #	SERIAL NO	VENDOR NAME
0003803800	04-1999	5000	3136	13	023	MILLER 048290 WIRE WELDER	950.00	429.22	520.78	07-00	88266	JK636119
0003812400	04-1999	5000	3136	13	023	8 DRAWER TOOL BOX	260.00	117.46	142.54	07-00	88266
0003812500	04-1999	5000	3136	13	023	8 DRAWER TOOL BOX	260.00	117.46	142.54	07-00	88266
0003812600	04-1999	5000	3136	13	023	12 DRAWER TOOL BOX	220.00	99.40	120.60	07-00	88266
0003812700	04-1999	5000	3136	13	023	12 DRAWER TOOL BOX	220.00	99.40	120.60	07-00	88266
0003812800	04-1999	5000	3136	13	023	F390 QUINCY AIR COMPRESSOR	2,700.00	1,219.89	1,480.11	07-00	88266
0003863500	04-1999	5000	3136	13	023	KALAMAZOO BANDSAW	1,200.00	542.18	657.82	07-00	88266
0003863600	04-1999	5000	3136	13	023	SP 100 LINCOLN WELDER	300.00	135.54	164.46	07-00	88266	9284AC701729
0003883000	04-1999	5000	3136	13	023	855 JOHN DEERE MOWER	4,600.00	2,078.34	2,521.66	07-00	88266
0003883001	04-1999	5000	3136	13	023	JD 59” SNOW BLOWER	1,600.00	722.90	877.10	07-00	88266
0003883002	04-1999	5000	3136	13	023	JD 72” MID MT MOWER	1,100.00	497.00	603.00	07-00	88266
0003883003	04-1999	5000	3136	13	023	UNITED 60” BOX BLADE	220.00	99.40	120.60	07-00	88266
0003883004	04-1999	5000	3136	13	023	COZY CAB W/HEATER	1,400.00	632.54	767.46	07-00	88266
0003899508	04-1999	5000	3136	13	023	TELEPHONE	900.00	406.63	493.37	07-00	88266
0003930600	04-1999	5000	3136	13	023	BANDSAW	430.00	194.28	235.72	07-00	88266
0003930700	04-1999	5000	3136	13	023	TILTING ARBORSAW	650.00	293.67	356.33	07-00	88266
0003930800	04-1999	5000	3136	13	023	3/4 HP GRINDER	130.00	58.74	71.26	07-00	88266
0003936100	04-1999	5000	3136	13	023	DRILL PRESS	900.00	406.63	493.37	07-00	88266
0003936300	04-1999	5000	3136	13	023	QUINCY AIR COMPRESSOR	1,900.00	858.44	1,041.56	07-00	88266	20682
0003939200	04-1999	5000	3136	13	023	MIGHTY WASHER	600.00	271.08	328.92	07-00	88266
0004630900	04-1999	5000	3136	13	023	THORK-LIFT ELECTRIC	1,700.00	538.33	1,161.67	10-00		324081
UN01033900	04-1999	5000	3136	13	023	HEAVY DUTY NYLON MESH	6,300.00	1,662.50	4,637.50	12-00			CARDINAL MATERIALS
UN00871600	04-1999	5000	3250	13	023	RECONDITION CARTON MAKING MACHINE 2	20,000.00	7,026.87	12,973.13	09-00	91232
0001247401	04-1999	5000	4051	13	023	CRANE PARTS	1,500.00	677.72	822.28	07-00	88228
0003326500	04-1999	5000	4051	13	023	STRETCH WRAP MACHINE	680.00	307.23	372.77	07-00	86-36
0003400900	04-1999	5000	4051	13	023	BANDSAW	1,100.00	497.00	603.00	07-00	87-03
0003677600	04-1999	5000	4051	13	023	PALLET TRUCK	220.00	99.40	120.60	07-00		38485
0003677700	04-1999	5000	4051	13	023	PALLET TRUCK	220.00	99.40	120.60	07-00		37495
0003783300	04-1999	5000	4051	13	023	6 “ LABEL PASTING MACHINE	220.00	99.40	120.60	07-00
0003783400	04-1999	5000	4051	13	023	6 “ LABEL PASTING MACHINE	220.00	99.40	120.60	07-00
0003790700	04-1999	5000	4051	13	023	TENNANT 530 SCRUBBER	12,500.00	5,647.65	6,852.35	07-00	88266	530-4764
0003815000	04-1999	5000	4051	13	023	WIRE CART	430.00	194.28	235.72	07-00
0003859600	04-1999	5000	4051	13	023	TRAILER	300.00	135.54	164.46	07-00	88266
0003859700	04-1999	5000	4051	13	023	TRAILER	300.00	135.54	164.46	07-00	88266
0003859800	04-1999	5000	4051	13	023	TRAILER	300.00	135.54	164.46	07-00	88266
0003859900	04-1999	5000	4051	13	023	TRAILER	300.00	135.54	164.46	07-00	88266
0003860000	04-1999	5000	4051	13	023	TRAILER	300.00	135.54	164.46	07-00	88266
0003860100	04-1999	5000	4051	13	023	TRAILER	300.00	135.54	164.46	07-00	88266
0003860200	04-1999	5000	4051	13	023	TRAILER	300.00	135.54	164.46	07-00	88266
0003860300	04-1999	5000	4051	13	023	TRAILER	300.00	135.54	164.46	07-00	88266
0003860400	04-1999	5000	4051	13	023	TRAILER	300.00	135.54	164.46	07-00	88266
0003860500	04-1999	5000	4051	13	023	TRAILER	300.00	135.54	164.46	07-00	88266
0003860600	04-1999	5000	4051	13	023	TRAILER	300.00	135.54	164.46	07-00	88266
0003860700	04-1999	5000	4051	13	023	TRAILER	300.00	135.54	164.46	07-00	88266
0003860800	04-1999	5000	4051	13	023	TRAILER	300.00	135.54	164.46	07-00	88266
0003860900	04-1999	5000	4051	13	023	TRAILER	300.00	135.54	164.46	07-00	88266
0003861000	04-1999	5000	4051	13	023	TRAILER	300.00	135.54	164.46	07-00	88266
0003861100	04-1999	5000	4051	13	023	TRAILER	300.00	135.54	164.46	07-00	88266
0003861200	04-1999	5000	4051	13	023	TRAILER	300.00	135.54	164.46	07-00	88266
0003861300	04-1999	5000	4051	13	023	TRAILER	300.00	135.54	164.46	07-00	88266
0003861400	04-1999	5000	4051	13	023	TRAILER	300.00	135.54	164.46	07-00	88266
0003861500	04-1999	5000	4051	13	023	TRAILER	300.00	135.54	164.46	07-00	88266
0003861600	04-1999	5000	4051	13	023	TRAILER	260.00	117.46	142.54	07-00	88266
0003861700	04-1999	5000	4051	13	023	TRAILER	260.00	117.46	142.54	07-00	88266
0003861800	04-1999	5000	4051	13	023	TRAILER	260.00	117.46	142.54	07-00	88266
0003866900	04-1999	5000	4051	13	023	FORKLIFT RAMP	340.00	153.61	186.39	07-00	88266
0003868500	04-1999	5000	4051	13	023	SACKETT LIFTING BEAM	170.00	76.80	93.20	07-00	88266
0003882700	04-1999	5000	4051	13	023	38X54X18 WALK IN COOLER	24,000.00	10,843.48	13,156.52	07-00	89159
0003890100	04-1999	5000	4051	13	023	MODEL III LIFTING BEAM	220.00	99.40	120.60	07-00	88266	89158
0003961100	04-1999	5000	4051	13	023	THURMAN 2500-5K PLATFORM SCALE	1,600.00	632.47	967.53	08-00	88266	17289
0003961800	04-1999	5000	4051	13	023	BATTERY STAND	50.00	19.77	30.23	08-00	88266
0003961900	04-1999	5000	4051	13	023	BATTERY STAND	50.00	19.77	30.23	08-00	88266
Lease Schedule 1 West Campus

ITEM NUMBER	BK BEG	ASSET	COSTCE	LOC	BLDG	ASSET DESCRIPTION	BOOK COST	ACCM DEPR	NET BOOK	LIFE	CER #	SERIAL NO	VENDOR NAME
0003962000	04-1999	5000	4051	13	023	BATTERY STAND	50.00	19.77	30.23	08-00	88266
0003962100	04-1999	5000	4051	13	023	BATTERY STAND	50.00	19.77	30.23	08-00	88266
0003962200	04-1999	5000	4051	13	023	BATTERY STAND	50.00	19.77	30.23	08-00	88266
0003962300	04-1999	5000	4051	13	023	BATTERY STAND	50.00	19.77	30.23	08-00	88266
0003962400	04-1999	5000	4051	13	023	BATTERY STAND	50.00	19.77	30.23	08-00	88266
0003962500	04-1999	5000	4051	13	023	BATTERY STAND	50.00	19.77	30.23	08-00	88266
0003962600	04-1999	5000	4051	13	023	BATTERY STAND	50.00	19.77	30.23	08-00	88266
0003962700	04-1999	5000	4051	13	023	BATTERY STAND	50.00	19.77	30.23	08-00	88266
0003967100	04-1999	5000	4051	13	023	2 LEVEL CART	320.00	126.50	193.50	08-00
0003967200	04-1999	5000	4051	13	023	BRIDGE BEAM 17'	320.00	126.50	193.50	08-00
UN00000904	04-1999	5000	4051	13	023	RACKING	24,000.00	10,843.48	13,156.52	07-00	88063
UN00012600	04-1999	5000	4051	13	023	199 RACKING FRAMES	4,700.00	2,123.52	2,576.48	07-00	88288
UN00012601	04-1999	5000	4051	13	023	78PR LOAD BEAMS	2,800.00	1,265.07	1,534.93	07-00	88288
UN00015400	04-1999	5000	4051	13	023	200 FRAMES	11,900.00	5,376.57	6,523.43	07-00	88266
UN00015401	04-1999	5000	4051	13	023	FREIGHT	90.00	40.66	49.34	07-00	88266
UN00015404	04-1999	5000	4051	13	023	RACK SLATS	1,700.00	672.00	1,028.00	08-00	88266
UN00015500	04-1999	5000	4051	13	023	800 PR BEAMS	14,900.00	6,731.99	8,168.01	07-00	88266
UN00015501	04-1999	5000	4051	13	023	FREIGHT	90.00	40.66	49.34	07-00	88266
UN00015600	04-1999	5000	4051	13	023	200 BACK CONNECTORS	390.00	176.20	213.80	07-00	88266
UN00015601	04-1999	5000	4051	13	023	FREIGHT	90.00	40.66	49.34	07-00	88266
UN00022801	04-1999	5000	4051	13	023	13 BATTERIES	19,700.00	8,900.69	10,799.31	07-00	88266
UN00025701	04-1999	5000	4051	13	023	RACKING	81,000.00	36,596.75	44,403.25	07-00	88266
UN00027900	04-1999	5000	4051	13	023	RACKING	38,000.00	17,168.84	20,831.16	07-00	89093
UN00027901	04-1999	5000	4051	13	023	FREIGHT	4,100.00	1,852.42	2,247.58	07-00	89093
UN00027902	04-1999	5000	4051	13	023	RACKING	52,000.00	23,494.20	28,505.80	07-00	89093
UN00027903	04-1999	5000	4051	13	023	FREIGHT	600.00	271.08	328.92	07-00	89093
UN00027904	04-1999	5000	4051	13	023	RACKING & INSTALLATION	12,800.00	5,783.19	7,016.81	07-00	89093
UN00028000	04-1999	5000	4051	13	023	RACKING	26,000.00	11,747.11	14,252.89	07-00	89093
UN00028001	04-1999	5000	4051	13	023	FREIGHT	5,900.00	2,665.68	3,234.32	07-00	89093
UN00028004	04-1999	5000	4051	13	023	INSTALL RACKING	13,400.00	6,054.28	7,345.72	07-00	89093
UN00028005	04-1999	5000	4051	13	023	FREIGHT	600.00	271.08	328.92	07-00	89093
UN00028006	04-1999	5000	4051	13	023	INSTALL RACKING	9,800.00	4,427.75	5,372.25	07-00	89093
UN00028007	04-1999	5000	4051	13	023	RACKING	35,000.00	15,813.42	19,186.58	07-00	89093
UN00028008	04-1999	5000	4051	13	023	RACKING	95,000.00	42,922.11	52,077.89	07-00	89093
UN00028009	04-1999	5000	4051	13	023	FREIGHT	600.00	271.08	328.92	07-00	89093
UN00028010	04-1999	5000	4051	13	023	INSTALLATION	10,800.00	4,879.56	5,920.44	07-00	89093
UN00028011	04-1999	5000	4051	13	023	FREIGHT	600.00	271.08	328.92	07-00	89093
UN00028012	04-1999	5000	4051	13	023	RACKING	14,600.00	6,596.45	8,003.55	07-00	89093
UN00028013	04-1999	5000	4051	13	023	FREIGHT	590.00	233.23	356.77	08-00	89093
UN00028014	04-1999	5000	4051	13	023	FREIGHT	1,900.00	751.05	1,148.95	08-00	89093
UN00028100	04-1999	5000	4051	13	023	FREIGHT FOR RACKING	6,800.00	3,072.33	3,727.67	07-00	89093
UN00028101	04-1999	5000	4051	13	023	RACKING & FREIGHT	168,000.00	75,904.37	92,095.63	07-00	89093
UN00028102	04-1999	5000	4051	13	023	FREIGHT	600.00	271.08	328.92	07-00	89093
UN00028700	04-1999	5000	4051	13	023	88 TWO SIDED AISLE SIGNS	560.00	253.01	306.99	07-00	89044
UN00028701	04-1999	5000	4051	13	023	81 AISLE SIGNS	520.00	234.94	285.06	07-00	89044
UN00029800	04-1999	5000	4051	13	023	SUPPLIES & LABOR	90.00	40.66	49.34	07-00	88226
UN00030700	04-1999	5000	4051	13	023	BATTERY	1,500.00	677.72	822.28	07-00	89130	9H14059
UN00030800	04-1999	5000	4051	13	023	BATTERY	1,500.00	677.72	822.28	07-00	89130	9H14060
UN00030900	04-1999	5000	4051	13	023	BATTERY	1,500.00	677.72	822.28	07-00	89130	9H14061
UN00031000	04-1999	5000	4051	13	023	BATTERY	1,500.00	677.72	822.28	07-00	89130	9H14062
UN00031100	04-1999	5000	4051	13	023	BATTERY	1,500.00	677.72	822.28	07-00	89130	9H14063
UN00031500	04-1999	5000	4051	13	023	BATTERY	1,500.00	677.72	822.28	07-00	89130	9H14067
UN00031600	04-1999	5000	4051	13	023	BATTERY	1,500.00	677.72	822.28	07-00	89130	9H14068
UN00031800	04-1999	5000	4051	13	023	BATTERY	1,500.00	677.72	822.28	07-00	89130	9H14070
UN00032701	04-1999	5000	4051	13	023	INSTALL RACKING	5,000.00	2,259.06	2,740.94	07-00	89091
UN00032709	04-1999	5000	4051	13	023	LOAD BARS	9,900.00	3,913.41	5,986.59	08-00	89091
UN00814100	04-1999	5000	4051	13	023	AUTOMATED PICK & SORT SYSTEM	79,000.00	31,228.14	47,771.86	08-00	89092
UN01028200	04-1999	5000	4051	13	023	MACHINERY & EQUIPMENT	1,800.00	475.00	1,325.00	12-00	MISC		H M CRAGG
UN00946302	04-1999	5000	7195	13	023	5 DECK SCALES W/INDICATORS	7,200.00	2,280.00	4,920.00	10-00	93079

NERY AND EQUIPMENT							883,020.00	388,808.15	494,211.85
Lease Schedule 1 West Campus

ERHUT CORP FIXED ASSETS excluding Real Property 05-02 — ST CLOUD

ITEM NUMBER	BK BEG	ASSET	COSTCE	LOC	BLDG	ASSET DESCRIPTION	BOOK COST	ACCM DEPR	NET BOOK	LIFE	CER #	SERIAL NO	VENDOR NAME
0004956500	04-1999	5001	4051	13	023	DISPLAY TERMINALS	150.00	150.00	0.00	03-00	95074	TA502H008	AVNET COMPUTERS
0004956600	04-1999	5001	4051	13	023	DISPLAY TERMINAL	150.00	150.00	0.00	03-00	95074	TA502H0017	AVNET COMPUTERS
0004956700	04-1999	5001	4051	13	023	DISPLAY TERMINALS	150.00	150.00	0.00	03-00	95074	TA502H0018	AVNET COMPUTERS
0004956800	04-1999	5001	4051	13	023	DISPLAY TERMINAL	150.00	150.00	0.00	03-00	95074	TA502H0022	AVNET COMPUTERS
0004957100	04-1999	5001	4051	13	023	DEC PRINTER	492.00	492.00	0.00	03-00	95074	B 54282310	AVNET COMPUTERS
0004957200	04-1999	5001	4051	13	023	DEC PRINTER	492.00	492.00	0.00	03-00	95074	B 54382412	AVNET COMPUTERS
0004957300	04-1999	5001	4051	13	023	DISPLAY TERMINAL	150.00	150.00	0.00	03-00	95074	TA502H0024	AVNET COMPUTERS
0004957400	04-1999	5001	4051	13	023	DISPLAY TERMINAL	150.00	150.00	0.00	03-00	95074	TA502H0027	AVNET COMPUTERS
0004957500	04-1999	5001	4051	13	023	DISPLAY TERMINAL	150.00	150.00	0.00	03-00	95074	TA502H0029	AVNET COMPUTERS
0004957600	04-1999	5001	4051	13	023	DISPLAY TERMINAL	150.00	150.00	0.00	03-00	95074	TA502H0031	AVNET COMPUTERS
0004957700	04-1999	5001	4051	13	023	DISPLAY TERMINAL	150.00	150.00	0.00	03-00	95074	TA502H0032	AVNET COMPUTERS
0004957800	04-1999	5001	4051	13	023	DISPLAY TERMINAL	150.00	150.00	0.00	03-00	95074	TA502H0034	AVNET COMPUTERS
0004957900	04-1999	5001	4051	13	023	DISPLAY TERMINAL	150.00	150.00	0.00	03-00	95074	TA502H0036	AVNET COMPUTERS
0004958000	04-1999	5001	4051	13	023	DISPLAY TERMINAL	150.00	150.00	0.00	03-00	95074	TA502H0043	AVNET COMPUTERS
0004958100	04-1999	5001	4051	13	023	DISPLAY TERMINAL	150.00	150.00	0.00	03-00	95074	TA502H0044	AVNET COMPUTERS
0005120900	01-2002	5001	4051	13	023	PS-140 SORTATION CONVEYOR CONTROL SYSTEM UPGRA(	182,807.01	15,233.92	167,573.09	05-00	01021		NUMINA SYSTEMS
UN01026800	04-1999	5001	4051	13	023	KEYBOARDS (13)	375.00	375.00	0.00	03-00	95074		AVNET COMPUTERS
UN01032800	04-1999	5001	7037	13	023	PROG BILL CAMERAS	3,998.00	3,998.00	0.00	03-00	96038		BARNARD COMMUNIC.
UN01032900	04-1999	5001	7037	13	023	PROGRESS BILLING	3,360.00	3,360.00	0.00	03-00	96038		BARNARD COMMUNIC.
UN01033000	04-1999	5001	7037	13	023	PROGRESS BILLING	1,602.00	1,602.00	0.00	03-00	96038		BARNARD COMMUNIC.

UTER EQUIPMENT							195,076.01	27,502.92	167,573.09

0003898200	04-1999	5100	3038	13	023	INSPECTION TABLE	90.00	40.66	49.34	07-00	88266
0003898300	04-1999	5100	3038	13	023	INSPECTION TABLE	90.00	40.66	49.34	07-00	88266
0003898400	04-1999	5100	3038	13	023	INSPECTION TABLE	90.00	40.66	49.34	07-00	88266
0003898500	04-1999	5100	3038	13	023	INSPECTION TABLE	90.00	40.66	49.34	07-00	88266
0003898600	04-1999	5100	3038	13	023	INSPECTION TABLE W/POWER STRIP	130.00	58.74	71.26	07-00	88266
0003898700	04-1999	5100	3038	13	023	INSPECTION TABLE W/POWER STRIP	130.00	58.74	71.26	07-00	88266
0003898800	04-1999	5100	3038	13	023	INSPECTION TABLE W/POWER STRIP	130.00	58.74	71.26	07-00	88266
0003898900	04-1999	5100	3038	13	023	INSPECTION TABLE W/POWER STRIP	130.00	58.74	71.26	07-00	88266
0003899000	04-1999	5100	3038	13	023	INSPECTION TABLE W/POWER STRIP	130.00	58.74	71.26	07-00	88266
0003899100	04-1999	5100	3038	13	023	INSPECTION TABLE W/POWER STRIP	130.00	58.74	71.26	07-00	88266
0003899200	04-1999	5100	3038	13	023	INSPECTION TABLE W/POWER STRIP	130.00	58.74	71.26	07-00	88266
0003941900	04-1999	5100	3038	13	023	36 X 72 WORKSHOP TABLE	140.00	55.35	84.65	08-00	88266
UN00042807	04-1999	5100	3038	13	023	13 BENCHES	390.00	176.20	213.80	07-00	88266
0003885600	04-1999	5100	3136	13	023	LOW BACK CHAIR	130.00	58.74	71.26	07-00	88266
0003885700	04-1999	5100	3136	13	023	LOW BACK CHAIR	130.00	58.74	71.26	07-00	88266
0003885800	04-1999	5100	3136	13	023	LOW BACK CHAIR	130.00	58.74	71.26	07-00	88266
0003886000	04-1999	5100	3136	13	023	LOW BACK CHAIR	130.00	58.74	71.26	07-00	88266
0003886100	04-1999	5100	3136	13	023	LOW BACK CHAIR	130.00	58.74	71.26	07-00	88266
0003890400	04-1999	5100	3136	13	023	30 X 72 WALNUT TABLE	40.00	18.08	21.92	07-00	88266
0003890500	04-1999	5100	3136	13	023	30 X 72 WALNUT TABLE	40.00	18.08	21.92	07-00	88266
0003890600	04-1999	5100	3136	13	023	30 X 72 WALNUT TABLE	40.00	18.08	21.92	07-00	88266
0003890700	04-1999	5100	3136	13	023	30 X 72 WALNUT TABLE	40.00	18.08	21.92	07-00	88266
0003890800	04-1999	5100	3136	13	023	30 X 72 WALNUT TABLE	40.00	18.08	21.92	07-00	88266
0003890900	04-1999	5100	3136	13	023	30 X 72 WALNUT TABLE	40.00	18.08	21.92	07-00	88266
0003891000	04-1999	5100	3136	13	023	30 X 72 WALNUT TABLE	40.00	18.08	21.92	07-00	88266
0003891100	04-1999	5100	3136	13	023	30 X 72 WALNUT TABLE	40.00	18.08	21.92	07-00	88266
0003891200	04-1999	5100	3136	13	023	30 X 72 WALNUT TABLE	40.00	18.08	21.92	07-00	88266
0003891300	04-1999	5100	3136	13	023	30 X 72 WALNUT TABLE	40.00	18.08	21.92	07-00	88266
0003891400	04-1999	5100	3136	13	023	30 X 72 WALNUT TABLE	40.00	18.08	21.92	07-00	88266
0003891500	04-1999	5100	3136	13	023	30 X 72 WALNUT TABLE	40.00	18.08	21.92	07-00	88266
0003891600	04-1999	5100	3136	13	023	30 X 72 WALNUT TABLE	40.00	18.08	21.92	07-00	88266
0003891700	04-1999	5100	3136	13	023	30 X 72 WALNUT TABLE	40.00	18.08	21.92	07-00	88266
0003891800	04-1999	5100	3136	13	023	30 X 72 WALNUT TABLE	40.00	18.08	21.92	07-00	88266
0003891900	04-1999	5100	3136	13	023	30 X 72 WALNUT TABLE	40.00	18.08	21.92	07-00	88266
0003892000	04-1999	5100	3136	13	023	30 X 72 WALNUT TABLE	40.00	18.08	21.92	07-00	88266
0003892100	04-1999	5100	3136	13	023	30 X 72 WALNUT TABLE	40.00	18.08	21.92	07-00	88266
0003892200	04-1999	5100	3136	13	023	30 X 72 WALNUT TABLE	40.00	18.08	21.92	07-00	88266
0003892300	04-1999	5100	3136	13	023	30 X 72 WALNUT TABLE	40.00	18.08	21.92	07-00	88266
0003892400	04-1999	5100	3136	13	023	30 X 72 WALNUT TABLE	40.00	18.08	21.92	07-00	88266
Lease Schedule 1 West Campus

ERHUT CORP FIXED ASSETS excluding Real Property 05-02 — ST CLOUD

ITEM NUMBER	BK BEG	ASSET	COSTCE	LOC	BLDG	ASSET DESCRIPTION	BOOK COST	ACCM DEPR	NET BOOK	LIFE	CER #	SERIAL NO	VENDOR NAME
0003892500	04-1999	5100	3136	13	023	30 X 72 WALNUT TABLE	40.00	18.08	21.92	07-00	88266
0003892600	04-1999	5100	3136	13	023	30 X 72 WALNUT TABLE	40.00	18.08	21.92	07-00	88266
0003892700	04-1999	5100	3136	13	023	30 X 72 WALNUT TABLE	40.00	18.08	21.92	07-00	88266
0003892800	04-1999	5100	3136	13	023	COMPUTER WORKSTATION	90.00	40.66	49.34	07-00	88266
0003892900	04-1999	5100	3136	13	023	COMPUTER WORKSTATION	90.00	40.66	49.34	07-00	88266
0003893000	04-1999	5100	3136	13	023	COMPUTER WORKSTATION	90.00	40.66	49.34	07-00	88266
0003893100	04-1999	5100	3136	13	023	COMPUTER WORKSTATION	90.00	40.66	49.34	07-00	88266
0003893200	04-1999	5100	3136	13	023	COMPUTER WORKSTATION	90.00	40.66	49.34	07-00	88266
0003893300	04-1999	5100	3136	13	023	COMPUTER WORKSTATION	90.00	40.66	49.34	07-00	88266
0003893400	04-1999	5100	3136	13	023	COMPUTER WORKSTATION	90.00	40.66	49.34	07-00	88266
0003893500	04-1999	5100	3136	13	023	COMPUTER WORKSTATION	90.00	40.66	49.34	07-00	88266
0003893600	04-1999	5100	3136	13	023	COMPUTER WORKSTATION	90.00	40.66	49.34	07-00	88266
0003893700	04-1999	5100	3136	13	023	COMPUTER WORKSTATION	90.00	40.66	49.34	07-00	88266
0003893800	04-1999	5100	3136	13	023	COMPUTER WORKSTATION	90.00	40.66	49.34	07-00	88266
0003893900	04-1999	5100	3136	13	023	COMPUTER WORKSTATION	90.00	40.66	49.34	07-00	88266
0003894000	04-1999	5100	3136	13	023	COMPUTER WORKSTATION	90.00	40.66	49.34	07-00	88266
0003894100	04-1999	5100	3136	13	023	COMPUTER WORKSTATION	90.00	40.66	49.34	07-00	88266
0003894200	04-1999	5100	3136	13	023	STORAGE MOD W/LOCK	40.00	18.08	21.92	07-00	88266
0003894300	04-1999	5100	3136	13	023	STORAGE MOD W/LOCK	40.00	18.08	21.92	07-00	88266
0003894400	04-1999	5100	3136	13	023	STORAGE MOD W/LOCK	40.00	18.08	21.92	07-00	88266
0003894500	04-1999	5100	3136	13	023	STORAGE MOD W/LOCK	40.00	18.08	21.92	07-00	88266
0003894600	04-1999	5100	3136	13	023	STORAGE MOD W/LOCK	40.00	18.08	21.92	07-00	88266
0003894700	04-1999	5100	3136	13	023	STORAGE MOD W/LOCK	40.00	18.08	21.92	07-00	88266
0003894800	04-1999	5100	3136	13	023	STORAGE MOD W/LOCK	40.00	18.08	21.92	07-00	88266
0003894900	04-1999	5100	3136	13	023	STORAGE MOD W/LOCK	40.00	18.08	21.92	07-00	88266
0003895000	04-1999	5100	3136	13	023	STORAGE MOD W/LOCK	40.00	18.08	21.92	07-00	88266
0003895100	04-1999	5100	3136	13	023	STORAGE MOD W/LOCK	40.00	18.08	21.92	07-00	88266
0003895200	04-1999	5100	3136	13	023	STORAGE MOD W/LOCK	40.00	18.08	21.92	07-00	88266
0003895300	04-1999	5100	3136	13	023	STORAGE MOD W/LOCK	40.00	18.08	21.92	07-00	88266
0003895400	04-1999	5100	3136	13	023	STORAGE MOD W/LOCK	40.00	18.08	21.92	07-00	88266
0003960300	04-1999	5100	3136	13	023	CABINET/SINGLE	230.00	90.92	139.08	08-00	88266
UN00042805	04-1999	5100	3136	13	023	MISC EQUIPMENT	90.00	40.66	49.34	07-00	88266
UN00042806	04-1999	5100	3136	13	023	SIGNS FOR OFFICES	40.00	18.08	21.92	07-00	88266
UN00042812	04-1999	5100	3136	13	023	ASSEMBLE 10 TYPING TABLES	50.00	19.77	30.23	08-00	88266
UN00042813	04-1999	5100	3136	13	023	TOWEL CABINET, 110 NAPKIN HOLDER	590.00	233.23	356.77	08-00	88266
UN00042814	04-1999	5100	3136	13	023	425 STACK CHAIRS SAMSONITE	7,100.00	2,806.58	4,293.42	08-00	88266
UN00042815	04-1999	5100	3136	13	023	16 CONTAINERS/50 ASHTRAYS	410.00	162.08	247.92	08-00	88266
0003643800	04-1999	5100	4051	13	023	CABINET	130.00	58.74	71.26	07-00
0003643900	04-1999	5100	4051	13	023	CABINET	130.00	58.74	71.26	07-00
0003688500	04-1999	5100	4051	13	023	LOCKERS	470.00	212.34	257.66	07-00
0003717200	04-1999	5100	4051	13	023	VERTICAL FILE	130.00	58.74	71.26	07-00
0003725800	04-1999	5100	4051	13	023	6” LABEL PASTING MACHINE	470.00	212.34	257.66	07-00
0003757900	04-1999	5100	4051	13	023	2 DRAWER FILE	40.00	18.08	21.92	07-00	89090
0003758000	04-1999	5100	4051	13	023	2 DRAWER FILE	40.00	18.08	21.92	07-00	89090
0003758100	04-1999	5100	4051	13	023	2 DRAWER FILE	40.00	18.08	21.92	07-00	89090
0003758200	04-1999	5100	4051	13	023	2 DRAWER FILE	40.00	18.08	21.92	07-00	89090
0003762300	04-1999	5100	4051	13	023	4 DRAWER FILE	90.00	40.66	49.34	07-00	89090
0003762400	04-1999	5100	4051	13	023	4 DRAWER FILE	90.00	40.66	49.34	07-00	89090
0003762500	04-1999	5100	4051	13	023	4 DRAWER FILE	90.00	40.66	49.34	07-00	89090
0003762600	04-1999	5100	4051	13	023	4 DRAWER FILE	90.00	40.66	49.34	07-00	89090
0003765600	04-1999	5100	4051	13	023	DESK	90.00	40.66	49.34	07-00	89090
0003765700	04-1999	5100	4051	13	023	DESK	90.00	40.66	49.34	07-00	89090
0003765800	04-1999	5100	4051	13	023	DESK	90.00	40.66	49.34	07-00	89090
0003765900	04-1999	5100	4051	13	023	DESK	90.00	40.66	49.34	07-00	89090
0003766400	04-1999	5100	4051	13	023	TABLE	40.00	18.08	21.92	07-00	89090
0003766700	04-1999	5100	4051	13	023	SWIVEL CHAIR	40.00	18.08	21.92	07-00	89090
0003766800	04-1999	5100	4051	13	023	SAVIN 780 COPIER	260.00	117.46	142.54	07-00	89090
0003780500	04-1999	5100	4051	13	023	ARM CHAIR	260.00	117.46	142.54	07-00
0003793200	04-1999	5100	4051	13	023	CHAIR W/OAK ARMS	260.00	117.46	142.54	07-00
0003850100	04-1999	5100	4051	13	023	WORKTABLES	90.00	40.66	49.34	07-00	88266
0003850200	04-1999	5100	4051	13	023	WORKTABLES	90.00	40.66	49.34	07-00	88266
0003850300	04-1999	5100	4051	13	023	WORKTABLES	90.00	40.66	49.34	07-00	88266
Lease Schedule 1 West Campus

ERHUT CORP FIXED ASSETS excluding Real Property 05-02 - ST CLOUD

ITEM NUMBER	BK BEG	ASSET	COSTCE	LOC	BLDG	ASSET DESCRIPTION	BOOK COST	ACCM DEPR	NET BOOK	LIFE	CER #	SERIAL NO	VENDOR NAME
0003850400	04-1999	5100	4051	13	023	WORKTABLES	90.00	40.66	49.34	07-00	88266
0003850500	04-1999	5100	4051	13	023	WORKTABLES	90.00	40.66	49.34	07-00	88266
0003850600	04-1999	5100	4051	13	023	WORKTABLES	90.00	40.66	49.34	07-00	88266
0003850700	04-1999	5100	4051	13	023	WORKTABLES	90.00	40.66	49.34	07-00	88266
0003850800	04-1999	5100	4051	13	023	WORKTABLES	90.00	40.66	49.34	07-00	88266
0003850900	04-1999	5100	4051	13	023	WORKTABLES	90.00	40.66	49.34	07-00	88266
0003851000	04-1999	5100	4051	13	023	WORKTABLES	90.00	40.66	49.34	07-00	88266
0003851100	04-1999	5100	4051	13	023	WORKTABLES	90.00	40.66	49.34	07-00	88266
0003851200	04-1999	5100	4051	13	023	WORKTABLES	90.00	40.66	49.34	07-00	88266
0003851300	04-1999	5100	4051	13	023	WORKTABLES	90.00	40.66	49.34	07-00	88266
0003851400	04-1999	5100	4051	13	023	WORKTABLES	90.00	40.66	49.34	07-00	88266
0003851500	04-1999	5100	4051	13	023	WORKTABLES	90.00	40.66	49.34	07-00	88266
0003851600	04-1999	5100	4051	13	023	WORKTABLES	90.00	40.66	49.34	07-00	88266
0003851700	04-1999	5100	4051	13	023	WORKTABLES	90.00	40.66	49.34	07-00	88266
0003851800	04-1999	5100	4051	13	023	WORKTABLES	90.00	40.66	49.34	07-00	88266
0003851900	04-1999	5100	4051	13	023	WORKTABLES	90.00	40.66	49.34	07-00	88266
0003852000	04-1999	5100	4051	13	023	WORKTABLES	90.00	40.66	49.34	07-00	88266
0003852100	04-1999	5100	4051	13	023	WORKTABLES	90.00	40.66	49.34	07-00	88266
0003852200	04-1999	5100	4051	13	023	WORKTABLES	90.00	40.66	49.34	07-00	88266
0003852300	04-1999	5100	4051	13	023	WORKTABLES	90.00	40.66	49.34	07-00	88266
0003852400	04-1999	5100	4051	13	023	WORKTABLES	90.00	40.66	49.34	07-00	88266
0003852500	04-1999	5100	4051	13	023	WORKTABLES	90.00	40.66	49.34	07-00	88266
0003852600	04-1999	5100	4051	13	023	WORKTABLES	90.00	40.66	49.34	07-00	88266
0003852700	04-1999	5100	4051	13	023	WORKTABLES	90.00	40.66	49.34	07-00	88266
0003852800	04-1999	5100	4051	13	023	WORKTABLES	90.00	40.66	49.34	07-00	88266
0003852900	04-1999	5100	4051	13	023	WORKTABLES	90.00	40.66	49.34	07-00	88266
0003853000	04-1999	5100	4051	13	023	WORKTABLES	90.00	40.66	49.34	07-00	88266
0003853100	04-1999	5100	4051	13	023	WORKTABLES	90.00	40.66	49.34	07-00	88266
0003853200	04-1999	5100	4051	13	023	WORKTABLES	90.00	40.66	49.34	07-00	88266
0003853300	04-1999	5100	4051	13	023	WORKTABLES	90.00	40.66	49.34	07-00	88266
0003853400	04-1999	5100	4051	13	023	WORKTABLES	90.00	40.66	49.34	07-00	88266
0003853500	04-1999	5100	4051	13	023	WORKTABLES	90.00	40.66	49.34	07-00	88266
0003853600	04-1999	5100	4051	13	023	WORKTABLES	90.00	40.66	49.34	07-00	88266
0003853700	04-1999	5100	4051	13	023	WORKTABLES	90.00	40.66	49.34	07-00	88266
0003853800	04-1999	5100	4051	13	023	WORKTABLES	90.00	40.66	49.34	07-00	88266
0003853900	04-1999	5100	4051	13	023	WORKTABLES	90.00	40.66	49.34	07-00	88266
0003854000	04-1999	5100	4051	13	023	WORKTABLES	90.00	40.66	49.34	07-00	88266
0003854100	04-1999	5100	4051	13	023	WORKTABLES	90.00	40.66	49.34	07-00	88266
0003854200	04-1999	5100	4051	13	023	WORKTABLES	90.00	40.66	49.34	07-00	88266
0003854300	04-1999	5100	4051	13	023	WORKTABLES	90.00	40.66	49.34	07-00	88266
0003854400	04-1999	5100	4051	13	023	WORKTABLES	90.00	40.66	49.34	07-00	88266
0003854500	04-1999	5100	4051	13	023	WORKTABLES	90.00	40.66	49.34	07-00	88266
0003854600	04-1999	5100	4051	13	023	WORKTABLES	90.00	40.66	49.34	07-00	88266
0003854700	04-1999	5100	4051	13	023	WORKTABLES	90.00	40.66	49.34	07-00	88266
0003854800	04-1999	5100	4051	13	023	WORKTABLES	90.00	40.66	49.34	07-00	88266
0003854900	04-1999	5100	4051	13	023	WORKTABLES	90.00	40.66	49.34	07-00	88266
0003855000	04-1999	5100	4051	13	023	WORK TABLE	90.00	40.66	49.34	07-00	88266
0003855100	04-1999	5100	4051	13	023	WORK TABLE	90.00	40.66	49.34	07-00	88266
0003855200	04-1999	5100	4051	13	023	WORK TABLE	90.00	40.66	49.34	07-00	88266
0003855300	04-1999	5100	4051	13	023	WORK TABLE	90.00	40.66	49.34	07-00	88266
0003855400	04-1999	5100	4051	13	023	WORK TABLE	90.00	40.66	49.34	07-00	88266
0003855500	04-1999	5100	4051	13	023	WORK TABLE	90.00	40.66	49.34	07-00	88266
0003855600	04-1999	5100	4051	13	023	WORK TABLE	90.00	40.66	49.34	07-00	88266
0003855700	04-1999	5100	4051	13	023	WORK TABLE	90.00	40.66	49.34	07-00	88266
0003855800	04-1999	5100	4051	13	023	WORK TABLE	90.00	40.66	49.34	07-00	88266
0003855900	04-1999	5100	4051	13	023	WORK TABLE	90.00	40.66	49.34	07-00	88266
0003856000	04-1999	5100	4051	13	023	WORK TABLE	90.00	40.66	49.34	07-00	88266
0003856100	04-1999	5100	4051	13	023	WORK TABLE	90.00	40.66	49.34	07-00	88266
0003856200	04-1999	5100	4051	13	023	WORK TABLE	90.00	40.66	49.34	07-00	88266
0003856300	04-1999	5100	4051	13	023	WORK TABLE	90.00	40.66	49.34	07-00	88266
0003856400	04-1999	5100	4051	13	023	WORK TABLE	90.00	40.66	49.34	07-00	88266
0003856500	04-1999	5100	4051	13	023	WORK TABLE	90.00	40.66	49.34	07-00	88266
Lease Schedule 1 West Campus

:RHUT CORP FIXED ASSETS excluding Real Property 05-02 - ST CLOUD

ITEM NUMBER	BK BEG	ASSET	COSTCE	LOC	BLDG	ASSET DESCRIPTION	BOOK COST	ACCM DEPR	NET BOOK	LIFE	CER it	SERIAL NO	VENDOR NAME
0003856600	04-1999	5100	4051	13	023	WORK TABLE	90.00	40.66	49.34	07-00	88266
0003856700	04-1999	5100	4051	13	023	WORK TABLE	90.00	40.66	49.34	07-00	88266
0003856800	04-1999	5100	4051	13	023	WORK TABLE	90.00	40.66	49.34	07-00	88266
0003856900	04-1999	5100	4051	13	023	WORK TABLE	90.00	40.66	49:34	07-00	88266
0003857000	04-1999	5100	4051	13	023	WORK TABLE	90.00	40.66	49.34	07-00	88266
0003857100	04-1999	5100	4051	13	023	WORK TABLE	90.00	40.66	49.34	07-00	88266
0003857200	04-1999	5100	4051	13	023	WORK TABLE	90.00	40.66	49.34	07-00	88266
0003857300	04-1999	5100	4051	13	023	WORK TABLE	90.00	40.66	49.34	07-00	88266
0003857400	04-1999	5100	4051	13	023	WORK TABLE	90.00	40.66	49.34	07-00	88266
0003857500	04-1999	5100	4051	13	023	WORK TABLE	90.00	40.66	49.34	07-00	88266
0003857600	04-1999	5100	4051	13	023	WORK TABLE	90.00	40.66	49.34	07-00	88266
0003857700	04-1999	5100	4051	13	023	WORK TABLE	90.00	40.66	49.34	07-00	88266
0003857800	04-1999	5100	4051	13	023	WORK TABLE	90.00	40.66	49.34	07-00	88266
0003857900	04-1999	5100	4051	13	023	WORK TABLE	90.00	40.66	49.34	07-00	88266
0003858000	04-1999	5100	4051	13	023	WORK TABLE	90.00	40.66	49.34	07-00	88266
0003858100	04-1999	5100	4051	13	023	WORK TABLE	90.00	40.66	49.34	07-00	88266
0003858200	04-1999	5100	4051	13	023	WORK TABLE	90.00	40.66	49.34	07-00	88266
0003858300	04-1999	5100	4051	13	023	WORK TABLE	90.00	40.66	49.34	07-00	88266
0003858400	04-1999	5100	4051	13	023	WORK TABLE	90.00	40.66	49.34	07-00	88266
0003858500	04-1999	5100	4051	13	023	WORK TABLE	90.00	40.66	49.34	07-00	88266
0003858600	04-1999	5100	4051	13	023	WORK TABLE	90.00	40.66	49.34	07-00	88266
0003858700	04-1999	5100	4051	13	023	WORK TABLE	90.00	40.66	49.34	07-00	88266
0003858800	04-1999	5100	4051	13	023	WORK TABLE	90.00	40.66	49.34	07-00	88266
0003858900	04-1999	5100	4051	13	023	WORK TABLE	90.00	40.66	49.34	07-00	88266
0003859000	04-1999	5100	4051	13	023	WORK TABLE	90.00	40.66	49.34	07-00	88266
0003859100	04-1999	5100	4051	13	023	WORK TABLE	90.00	40.66	49.34	07-00	88266
0003859200	04-1999	5100	4051	13	023	WORK TABLE	90.00	40.66	49.34	07-00	88266
0003859300	04-1999	5100	4051	13	023	WORK TABLE	90.00	40.66	49.34	07-00	88266
0003859400	04-1999	5100	4051	13	023	WORK TABLE	90.00	40.66	49.34	07-00	88266
0003859500	04-1999	5100	4051	13	023	WORK TABLE	90.00	40.66	49.34	07-00	88266
0003925900	04-1999	5100	4051	13	023	BATTERY ROLLER STAND	430.00	194.28	235.72	07-00	88266
0003926000	04-1999	5100	4051	13	023	BATTERY ROLLER STAND	430.00	194.28	235.72	07-00	88266
0003926100	04-1999	5100	4051	13	023	BATTERY ROLLER STAND	430.00	194.28	235.72	07-00	88266
0003926200	04-1999	5100	4051	13	023	BATTERY ROLLER STAND	430.00	194.28	235.72	07-00	88266
0003926300	04-1999	5100	4051	13	023	BATTERY ROLLER STAND	430.00	194.28	235.72	07-00	88266
0003926400	04-1999	5100	4051	13	023	BATTERY ROLLER STAND	430.00	194.28	235.72	07-00	88266
0003926500	04-1999	5100	4051	13	023	BATTERY ROLLER STAND	430.00	194.28	235.72	07-00	88266
0003926600	04-1999	5100	4051	13	023	BATTERY ROLLER STAND	430.00	194.28	235.72	07-00	88266
0003926700	04-1999	5100	4051	13	023	BATTERY ROLLER STAND	430.00	194.28	235.72	07-00	88266
0003926800	04-1999	5100	4051	13	023	BATTERY ROLLER STAND	430.00	194.28	235.72	07-00	88266
0003926900	04-1999	5100	4051	13	023	BATTERY STAND	40.00	18.08	21.92	07-00	88266
0003927000	04-1999	5100	4051	13	023	BATTERY STAND	40.00	18.08	21.92	07-00	88266
0003927100	04-1999	5100	4051	13	023	BATTERY STAND	40.00	18.08	21.92	07-00	88266
0003927200	04-1999	5100	4051	13	023	BATTERY STAND	40.00	18.08	21.92	07-00	88266
0003927300	04-1999	5100	4051	13	023	BATTERY STAND	40.00	18.08	21.92	07-00	88266
0003927400	04-1999	5100	4051	13	023	BATTERY STAND	40.00	18.08	21.92	07-00	88266
0003927500	04-1999	5100	4051	13	023	BATTERY STAND	40.00	18.08	21.92	07-00	88266
0003927600	04-1999	5100	4051	13	023	BATTERY STAND	40.00	18.08	21.92	07-00	88266
0003927700	04-1999	5100	4051	13	023	BATTERY STAND	40.00	18.08	21.92	07-00	88266
0003927800	04-1999	5100	4051	13	023	BATTERY STAND	40.00	18.08	21.92	07-00	88266
0003927900	04-1999	5100	4051	13	023	BATTERY STAND	40.00	18.08	21.92	07-00	88266
0003928000	04-1999	5100	4051	13	023	BATTERY STAND	40.00	18.08	21.92	07-00	88266
0003928100	04-1999	5100	4051	13	023	BATTERY STAND	40.00	18.08	21.92	07-00	88266
0003928200	04-1999	5100	4051	13	023	BATTERY STAND	40.00	18.08	21.92	07-00	88266
0003928300	04-1999	5100	4051	13	023	BATTERY STAND	40.00	18.08	21.92	07-00	88266
0003928400	04-1999	5100	4051	13	023	BATTERY STAND	40.00	18.08	21.92	07-00	88266
0003928500	04-1999	5100	4051	13	023	BATTERY STAND	40.00	18.08	21.92	07-00	88266
0003928600	04-1999	5100	4051	13	023	BATTERY STAND	40.00	18.08	21.92	07-00	88266
0003928700	04-1999	5100	4051	13	023	BATTERY STAND	40.00	18.08	21.92	07-00	88266
0003928800	04-1999	5100	4051	13	023	BATTERY STAND	40.00	18.08	21.92	07-00	88266
0003928900	04-1999	5100	4051	13	023	BATTERY STAND	40.00	18.08	21.92	07-00	88266
0003929000	04-1999	5100	4051	13	023	BATTERY STAND	40.00	18.08	21.92	07-00	88266
Lease Schedule 1 West Campus

RHUT CORP FIXED ASSETS excluding Real Property 05-02 - ST CLOUD

ITEM NUMBER	BK BEG	ASSET	COSTCE	LOC	BLDG	ASSET DESCRIPTION	BOOK COST	ACCM DEPR	NET BOOK	LIFE	CER #	SERIAL NO	VENDOR NAME
0003929100	04-1999	5100	4051	13	023	BATTERY STAND	40.00	18.08	21.92	07-00	88266
0003929200	04-1999	5100	4051	13	023	BATTERY STAND	40.00	18.08	21.92	07-00	88266
0003929300	04-1999	5100	4051	13	023	BATTERY STAND	40.00	18.08	21.92	07-00	88266
0003936800	04-1999	5100	4051	13	023	STORAGE UNIT W/BINS	40.00	18.08	21.92	07-00	88266
0003936900	04-1999	5100	4051	13	023	STORAGE UNIT W/BINS	40.00	18.08	21.92	07-00	88266
0004167200	04-1999	5100	4051	13	023	107.2’X8’ CARDBOARD RACK	270.00	106.73	163.27	08-00	90115
0004167300	04-1999	5100	4051	13	023	10’X2’X8’ CARDBOARD RACK	270.00	106.73	163.27	08-00	90115
0004167400	04-1999	5100	4051	13	023	10’X2’X8’ CARDBOARD RACK	270.00	106.73	163.27	08-00	90115
0004167500	04-1999	5100	4051	13	023	10’X2’X8’ CARDBOARD RACK	270.00	106.73	163.27	08-00	90115
0004167600	04-1999	5100	4051	13	023	10’X2’X8’ CARDBOARD RACK	270.00	106.73	163.27	08-00	90115
0004167700	04-1999	5100	4051	13	023	10’X2’X8’ CARDBOARD RACK	270.00	106.73	163.27	08-00	90115
0004167800	04-1999	5100	4051	13	023	10’X2’X8’ CARDBOARD RACK	270.00	106.73	163.27	08-00	90115
0004167900	04-1999	5100	4051	13	023	10’X2’X8’ CARDBOARD RACK	270.00	106.73	163.27	08-00	90115
0004168000	04-1999	5100	4051	13	023	10’X2’X8’ CARDBOARD RACK	270.00	106.73	163.27	08-00	90115
0004168100	04-1999	5100	4051	13	023	10’)(2%8’ CARDBOARD RACK	270.00	106.73	163.27	08-00	90115
ITURE AND FIXTURES							33,400.00	14,456.59	18,943.41
0003966500	04-1999	5101	3136	13	023	RAPICOM 200	230.00	90.92	139.08	08-00	88266	7030074
0003677400	04-1999	5101	4051	13	023	TYPEWRITER	470.00	212.34	257.66	07-00		0140679
0003677500	04-1999	5101	4051	13	023	TYPEWRITER	300.00	135.54	164.46	07-00		0109071
0003929400	04-1999	5101	4051	13	023	MAXTRAC 25 WAT MOBILE RADIO	300.00	135.54	164.46	07-00	88266	428FPS3890
0003929500	04-1999	5101	4051	13	023	MAXTRAC 25 WAT MOBILE RADIO	300.00	135.54	164.46	07-00	88266	428FPS3891
0003929600	04-1999	5101	4051	13	023	MAXTRAC 25 WAT MOBILE RADIO	300.00	135.54	164.46	07-00	88266	428FPS3892
0003929700	04-1999	5101	4051	13	023	MAXTRAC 25 WAT MOBILE RADIO	300.00	135.54	164.46	07-00	88266	428FPS3893
0003929800	04-1999	5101	4051	13	023	MAXTRAC 25 WAT MOBILE RADIO	300.00	135.54	164.46	07-00	88266	428FP33894
0003929900	04-1999	5101	4051	13	023	MAXTRAC 25 WAT MOBILE RADIO	300.00	135.54	164.46	07-00	88266	428FP33895
0003930000	04-1999	5101	4051	13	023	MAXTRAC 25 WAT MOBILE RADIO	300.00	135.54	164.46	07-00	88266	428FP33896
0003930100	04-1999	5101	4051	13	023	MAXTRAC 25 WAT MOBILE RADIO	300.00	135.54	164.46	07-00	88266	428FP33897
0003930200	04-1999	5101	4051	13	023	MAXTRAC 25 WAT MOBILE RADIO	300.00	135.54	164.46	07-00	88266	428FP33898
0003930300	04-1999	5101	4051	13	023	MAXTRAC 25 WAT MOBILE RADIO	300.00	135.54	164.46	07-00	88266	428FP33899
0003930400	04-1999	5101	4051	13	023	MAXTRAC 25 WAT MOBILE RADIO	300.00	135.54	164.46	07-00	88266	428FP33900
0003930500	04-1999	5101	4051	13	023	MAXTRAC 25 WAT MOBILE RADIO	300.00	135.54	164.46	07-00	88266	428FP33901
0003949700	04-1999	5101	4051	13	023	PORTABLE RADIO W/BELT CLIP	450.00	177.88	272.12	08-00	88266	649APS3172
0003949800	04-1999	5101	4051	13	023	NTN 4633 DESKTOP RADIO	50.00	19.77	30.23	08-00	88266
0003949900	04-1999	5101	4051	13	023	DC TO DC CONVERTER	360.00	142.30	217.70	08-00	88266
0003950000	04-1999	5101	4051	13	023	DC TO DC CONVERTER	360.00	142.30	217.70	08-00	88266
0003950100	04-1999	5101	4051	13	023	DC TO DC CONVERTER	360.00	142.30	217.70	08-00	88266
0003950200	04-1999	5101	4051	13	023	DC TO DC CONVERTER	360.00	142.30	217.70	08-00	88266
0003950300	04-1999	5101	4051	13	023	DC TO DC CONVERTER	360.00	142.30	217.70	08-00	88266
0003950400	04-1999	5101	4051	13	023	DC TO DC CONVERTER	360.00	142.30	217.70	08-00	88266
0003950500	04-1999	5101	4051	13	023	DC TO DC CONVERTER	360.00	142.30	217.70	08-00	88266
0003950600	04-1999	5101	4051	13	023	DC TO DC CONVERTER	360.00	142.30	217.70	08-00	88266
0003950700	04-1999	5101	4051	13	023	DC TO DC CONVERTER	360.00	142.30	217.70	08-00	88266
0003950800	04-1999	5101	4051	13	023	DC TO DC CONVERTER	360.00	142.30	217.70	08-00	88266
0003950900	04-1999	5101	4051	13	023	DC TO DC CONVERTER	360.00	142.30	217.70	08-00	88266
0003951000	04-1999	5101	4051	13	023	DC TO DC CONVERTER	360.00	142.30	217.70	08-00	88266
0003963300	04-1999	5101	4051	13	023	RECORDER/TRANSCRIBER	320.00	126.50	193.50	08-00
0003964900	04-1999	5101	4051	13	023	IBM WHEELWRITER 10 TYPEWRITER	320.00	126.50	193.50	08-00		78901
0003967000	04-1999	5101	4051	13	023	PALLET PATTERN CALCULATOR	270.00	106.73	163.27	08-00		P001603
0004485000	04-1999	5101	7195	13	023	SHARP COPIER	2,400.00	760.00	1,640.00	10-00		2620128X
0004485001	04-1999	5101	7195	13	023	DOCUMENT FEEDER	460.00	145.67	314.33	10-00
ICE EQUIPMENT							13,190.00	5,235.93	7,954.07
0003770400	04-1999	7001	3136	13	023	420 JOHN DEERE TRACTOR	1,700.00	1,700.00	0.00	01-00	88266
0003896200	04-1999	7001	4071	13	023	89 OTTAWA YARD TRACTOR MODEL YT30	7,700.00	7,700.00	0.00	01-00	88266	11VAAl2A2LAO
CKS							9,400.00	9,400.00	0.00
0004543200	04-1999	7100	3038	13	023	YALE LOWLIFT MODEL MPB04ACN24C2748	950.00	950.00	0.00	02-00	553309
0003890000	04-1999	7100	3136	13	023	CUSHMAN 33690 TITAN VEHICLE	720.00	720.00	0.00	01-00	88266	626973
Lease Schedule 1 West Campus

:RHUT CORP FIXED ASSETS excluding Real Property 05-02 - ST CLOUD

ITEM NUMBER	BK BEG	ASSET	COSTCE	LOC	BLDG	ASSET DESCRIPTION	BOOK COST	ACCM DEPR	NET BOOK	LIFE	CER #	SERIAL NO	VENDOR NAME
0004005900	04-1999	7100	3136	13	023	1990 CUSHMAN 37090 VEHICLE	780.00	780.00	0.00	01-00	90064	636418
0005099800	01-2001	7100	3136	13	023	LIFT TRUCK CROWN DOUBLE REACH	29,403.59	4,165.51	25,238.08	10-00	00047	1A235034	LIFT STAK STOR
0005099900	01-2001	7100	3136	13	023	LIFT TRUCK CROWN DOUBLE REACH	29,403.59	4,165.51	25,238.08	10-00	00047	1A235035	LIFT STAK STOR
0005100000	01-2001	7100	3136	13	023	STOCK PICKER CROWN	19,191.15	2,718.75	16,472.40	10-00	00047	1A234626	LIFT STAK STOR
0004285700	04-1999	7100	3250	13	023	EZGO X1640 STOCK PICKER W/ LADDER	760.00	760.00	0.00	01-00	91195
0004325600	04-1999	7100	3250	13	023	FORKLIFT, CLARK ELEC POWERED	3,300.00	3,300.00	0.00	01-00	91264
0003550600	04-1999	7100	4051	13	023	HYSTER FORKLIFT TRUCK #108V06621J	2,300.00	2,300.00	0.00	01-00	87331
0003565400	04-1999	7100	4051	13	023	HYSTER FORKLIFT C108V06800J	2,300.00	2,300.00	0.00	01-00	87331
0003627700	04-1999	7100	4051	13	023	BAKER FORKLIFT	2,100.00	2,100.00	0.00	01-00	88146	56187
0003809000	04-1999	7100	4051	13	023	CROWN 3ORD TT270 REACH TRUCK	3,200.00	3,200.00	0.00	01-00	88266	W88698
0004209300	04-1999	7100	4051	13	023	E-Z GO MODEL XI-640	740.00	740.00	0.00	01-00	91027
0004209400	04-1999	7100	4051	13	023	E-Z GO MODEL XI-640	740.00	740.00	0.00	01-00	91027
0004461200	04-1999	7100	4051	13	023	CLARK FORKLIFT	1,700.00	1,700.00	0.00	02-00	92167	56500319026	CLARKLIFT OF MN
0004461300	04-1999	7100	4051	13	023	CLARK FORKLIFT	1,700.00	1,700.00	0.00	02-00	92167	56500329026	CLARKLIFT OF MN
0004461400	04-1999	7100	4051	13	023	CLARK FORKLIFT	1,700.00	1,700.00	0.00	02-00	92167	56500369026	CLARKLIFT OF MN
0004533500	04-1999	7100	4051	13	023	BATTERY M2602408521B	920.00	920.00	0.00	02-00	93205	GKU1674
0004533600	04-1999	7100	4051	13	023	BATTERY M26024085218	920.00	920.00	0.00	02-00	93205	GKU2091
0004533700	04-1999	7100	4051	13	023	BATTERY M2602408521B	920.00	920.00	0.00	02-00	93205	GKU2092
0004533800	04-1999	7100	4051	13	023	BATTERY M2602408521B	920.00	920.00	0.00	02-00	93205	GKU2094
0004533900	04-1999	7100	4051	13	023	BATTERY M2602408513A	620.00	620.00	0.00	02-00	93205	GKU1333
0004534000	04-1999	7100	4051	13	023	BATTERY M2602408513A	620.00	620.00	0.00	02-00	93205	GKU1334
0004538700	04-1999	7100	4051	13	023	BATTERY M2601812513B	620.00	620.00	0.00	02-00	93205	GLU0827
0004538800	04-1999	7100	4051	13	023	BATTERY M2601812513B	620.00	620.00	0.00	02-00	93205	GLU0828
0004538900	04-1999	7100	4051	13	023	BATTERY M2601812513B	620.00	620.00	0.00	02-00	93205	GLU0829
0004539000	04-1999	7100	4051	13	023	BATTERY M2601812513B	620.00	620.00	0.00	02-00	93205	GLU0830
0004539100	04-1999	7100	4051	13	023	BATTERY M2601812513B	620.00	620.00	0.00	02-00	93205	GLU0831
0004539200	04-1999	7100	4051	13	023	BATTERY M2601812513B	620.00	620.00	0.00	02-00	93205	GLU0832
0004539300	04-1999	7100	4051	13	023	BATTERY M2601812513B	620.00	620.00	0.00	02-00	93205	GLU0833
0004592700	04-1999	7100	4051	13	023	FERRO INDUSTRIAL CHARGER GTC18-750TI	420.00	420.00	0.00	02-00	93125	1E-1641V4331
0004592800	04-1999	7100	4051	13	023	FERRO INDUSTRIAL CHARGER GTC18-750TI	420.00	420.00	0.00	02-00	93125	1E-1641V4331
0004592900	04-1999	7100	4051	13	023	FERRO INDUSTRIAL CHARGER GTC18-750TI	420.00	420.00	0.00	02-00	93125	1E-1641V4331
0004593000	04-1999	7100	4051	13	023	FERRO INDUSTRIAL CHARGER GTC18-750TI	420.00	420.00	0.00	02-00	93125	1E-1641V4331
0004593100	04-1999	7100	4051	13	023	FERRO INDUSTRIAL CHARGER GTC18-750TI	420.00	420.00	0.00	02-00	93125	1E-1641V4331
0004593200	04-1999	7100	4051	13	023	FERRO INDUSTRIAL CHARGER GTC18-750TI	420.00	420.00	0.00	02-00	93125	1E-1641V4331
0004593300	04-1999	7100	4051	13	023	BATTERY M1601208513ASYW	340.00	340.00	0.00	02-00	93125	GHU0797
0004593400	04-1999	7100	4051	13	023	BATTERY M1601208513ASYW	340.00	340.00	0.00	02-00	93125	GHU0798
0004593500	04-1999	7100	4051	13	023	BATTERY M1601208513ASYW	340.00	340.00	0.00	02-00	93125	GHU0799
0004593600	04-1999	7100	4051	13	023	BATTERY M1601208513ASYW	340.00	340.00	0.00	02-00	93125	GHU0800
0004593700	04-1999	7100	4051	13	023	BATTERY M1601208513ASYW	340.00	340.00	0.00	02-00	93125	GHU0801
0004593800	04-1999	7100	4051	13	023	BATTERY M1601208513ASYW	340.00	340.00	0.00	02-00	93125	GHU0802
0004593900	04-1999	7100	4051	13	023	BATTERY M1601208513ASYW	340.00	340.00	0.00	02-00	93125	GHU0803
0004594000	04-1999	7100	4051	13	023	BATTERY M1601208513ASYW	340.00	340.00	0.00	02-00	93125	GHU0804
0004594100	04-1999	7100	4051	13	023	BATTERY M1601208513ASYW	340.00	340.00	0.00	02-00	93125	GHU0805
0004594200	04-1999	7100	4051	13	023	BATTERY M1601208513ASYW	340.00	340.00	0.00	02-00	93125	GHU0806
0004594300	04-1999	7100	4051	13	023	BATTERY M1601208513ASYW	340.00	340.00	0.00	02-00	93125	GHU0807
0004594400	04-1999	7100	4051	13	023	BATTERY M1601208513ASYW	340.00	340.00	0.00	02-00	93125	GHU0808
0004594500	04-1999	7100	4051	13	023	BATTERY M2601812513BSYN	620.00	620.00	0.00	02-00	93125	GHU0785
0004594600	04-1999	7100	4051	13	023	BATTERY M2601812513BSYN	620.00	620.00	0.00	02-00	93125	GHU0786
0004594700	04-1999	7100	4051	13	023	BATTERY M2601812513BSYN	620.00	620.00	0.00	02-00	93125	GHU0787
0004594800	04-1999	7100	4051	13	023	BATTERY M2601812513BSYN	620.00	620.00	0.00	02-00	93125	GHU0788
0004594900	04-1999	7100	4051	13	023	BATTERY M2601812513BSYN	620.00	620.00	0.00	02-00	93125	GHU0789
0004595000	04-1999	7100	4051	13	023	BATTERY M2601812513BSYN	620.00	620.00	0.00	02-00	93125	GHU0790
0004595100	04-1999	7100	4051	13	023	BATTERY M2601812513BSYN	620.00	620.00	0.00	02-00	93125	GHU0791
0004595200	04-1999	7100	4051	13	023	BATTERY M2601812513BSYN	620.00	620.00	0.00	02-00	93125	GHU0792
0004595300	04-1999	7100	4051	13	023	BATTERY M2601812513BSYN	620.00	620.00	0.00	02-00	93125	GHU0793
0004595400	04-1999	7100	4051	13	023	BATTERY M2601812513BSYN	620.00	620.00	0.00	02-00	93125	GHU0794
0004595500	04-1999	7100	4051	13	023	BATTERY M2601812513BSYN	620.00	620.00	0.00	02-00	93125	GHU0795
0004595600	04-1999	7100	4051	13	023	BATTERY M2601812513BSYN	620.00	620.00	0.00	02-00	93125	GHU0796
0004609100	04-1999	7100	4051	13	023	CROWN LIFT TRUCK	7,500.00	7,500.00	0.00	02-00	93125	1A134772
0004609200	04-1999	7100	4051	13	023	CROWN LIFT TRUCK	7,500.00	7,500.00	0.00	02-00	93125	1A134714
0004609300	04-1999	7100	4051	13	023	CROWN LIFT TRUCK	7,500.00	7,500.00	0.00	02-00	93125	1A134713
0004609400	04-1999	7100	4051	13	023	CROWN LIFT TRUCK	7,500.00	7,500.00	0.00	02-00	93125	1A134468
Lease Schedule 1 West Campus

RHUT CORP FIXED ASSETS excluding Real Property 05-02 - ST CLOUD

ITEM NUMBER	BK BEG	ASSET	COSTCE	LOC	BLDG	ASSET DESCRIPTION	BOOK COST	ACCM DEPR	NET BOOK	LIFE	CER #	SERIAL NO	VENDOR NAME
0004609500	04-1999	7100	4051	13	023	CROWN LIFT TRUCK	7,500.00	7,500.00	0.00	02.00	93125	1A134898
0004609600	04-1999	7100	4051	13	023	CROWN LIFT TRUCK	7,500.00	7,500.00	0.00	02-00	93125	1A134901
0004719700	04-1999	7100	4051	13	023	YALE FORKLIFT TRUCK ERCO5ZAN48SE083	7,100.00	7,100.00	0.00	02-00	94044	551632
0004719800	04-1999	7100	4051	13	023	YALE FORKLIFT TRUCK ERCO5ZAN48SE083	7,100.00	7,100.00	0.00	02-00	94044	551629
0004719900	04-1999	7100	4051	13	023	YALE FORKLIFT TRUCK ERCO5ZAN48SE083	7,100.00	7,100.00	0.00	02-00	94044	551630
0004720000	04-1999	7100	4051	13	023	YALE FORKLIFT TRUCK ERCO5ZAN48SE083	7,100.00	7,100.00	0.00	02-00	94044	551631
0004721900	04-1999	7100	4051	13	023	CROWN RIDER/END CONTROL PALLET	2,100.00	2,100.00	0.00	02-00	93232	6Al25535
0004722000	04-1999	7100	4051	13	023	CROWN RIDER/END CONTROL PALLET	2,100.00	2,100.00	0.00	02-00	93232	6Al25537
0004722100	04-1999	7100	4051	13	023	CROWN RIDER/END CONTROL PALLET	2,100.00	2,100.00	0.00	02-00	93232	6Al25541
0004722200	04-1999	7100	4051	13	023	CROWN RIDER/END CONTROL PALLET	2,100.00	2,100.00	0.00	02-00	93232	6Al25511
0004722300	04-1999	7100	4051	13	023	CROWN RIDER/END CONTROL PALLET	2,100.00	2,100.00	0.00	02-00	93232	6Al25509
0004722400	04-1999	7100	4051	13	023	CROWN RIDER/END CONTROL PALLET	2,100.00	2,100.00	0.00	02-00	93232	6Al25534
0004722500	04-1999	7100	4051	13	023	CROWN RIDER/END CONTROL PALLET	2,100.00	2,100.00	0.00	02-00	93232	6Al25508
0004722600	04-1999	7100	4051	13	023	CROWN RIDER/END CONTROL PALLET	2,100.00	2,100.00	0.00	02-00	93232	6Al25510
0004722700	04-1999	7100	4051	13	023	CROWN RIDER/END CONTROL PALLET	2,100.00	2,100.00	0.00	02-00	93232	6Al25539
0004722800	04-1999	7100	4051	13	023	CROWN RIDER/END CONTROL PALLET	2,100.00	2,100.00	0.00	02-00	93232	6Al25540
0004722900	04-1999	7100	4051	13	023	CROWN RIDER/END CONTROL PALLET	2,100.00	2,100.00	0.00	02-00	93232	6Al25538
0004723000	04-1999	7100	4051	13	023	CROWN RIDER/END CONTROL PALLET	2,100.00	2,100.00	0.00	02-00	93232	6Al25536
0004723100	04-1999	7100	4051	13	023	CROWN RIDER/END CONTROL PALLET	2,200.00	2,200.00	0.00	02-00	93232	6Al25501
0004723200	04-1999	7100	4051	13	023	CROWN RIDER/END CONTROL PALLET	2,200.00	2,200.00	0.00	02-00	93232	6Al25505
0004723300	04-1999	7100	4051	13	023	CROWN RIDER/END CONTROL PALLET	2,200.00	2,200.00	0.00	02-00	93232	6Al25507
0004723400	04-1999	7100	4051	13	023	CROWN RIDER/END CONTROL PALLET	2,200.00	2,200.00	0.00	02-00	93232	6Al255467
0004723500	04-1999	7100	4051	13	023	CROWN RIDER/END CONTROL PALLET	2,200.00	2200.00	0.00	02-00	93232	6Al25502
0004723600	04-1999	7100	4051	13	023	CROWN RIDER/END CONTROL PALLET	2,200.00	2,200.00	0.00	02-00	93232	6Al25504
0004723700	04-1999	7100	4051	13	023	CROWN RIDER/END CONTROL PALLET	2,200.00	2,200.00	0.00	02-00	93232	6Al25465
0004723800	04-1999	7100	4051	13	023	CROWN RIDER/END CONTROL PALLET	2,200.00	2,200.00	0.00	02-00	93232	6Al25580
0004723900	04-1999	7100	4051	13	023	CROWN RIDER/END CONTROL PALLET	2,200.00	2,200.00	0.00	02-00	93232	6Al25579
0004724000	04-1999	7100	4051	13	023	CROWN RIDER/END CONTROL PALLET	2,200.00	2,200.00	0.00	02-00	93232	6Al25578
0004724100	04-1999	7100	4051	13	023	CROWN RIDER/END CONTROL PALLET	2,200.00	2,200.00	0.00	02-00	93232	6Al25577
0004724200	04-1999	7100	4051	13	023	CROWN RIDER/END CONTROL PALLET	2,200.00	2,200.00	0.00	02-00	93232	6Al25500
0004724300	04-1999	7100	4051	13	023	CROWN RIDER/END CONTROL PALLET	2,200.00	2,200.00	0.00	02-00	93232	6Al25503
0004724400	04-1999	7100	4051	13	023	CROWN RIDER/END CONTROL PALLET	2,200.00	2,200.00	0.00	02-00	93232	6Al25499
0004724500	04-1999	7100	4051	13	023	CROWN RIDER/END CONTROL PALLET	2,200.00	2,200.00	0.00	02-00	93232	6Al25466
0004724600	04-1999	7100	4051	13	023	CROWN RIDER/END CONTROL PALLET	2,200.00	2,200.00	0.00	02-00	93232	6Al25506
0004735000	04-1999	7100	4051	13	023	CHARGER FER10018600T1	530.00	530.00	0.00	02-00	93232	94F0319FH
0004735100	04-1999	7100	4051	13	023	BATTERY M26024085218	1,000.00	1,000.00	0.00	02-00	93232	KGW0344
0004735300	04-1999	7100	4051	13	023	BATTERY M2602408521B	1,000.00	1,000.00	0.00	02-00	93232	KHW0624
0004735400	04-1999	7100	4051	13	023	BATTERY M2602408521B	1,000.00	1,000.00	0.00	02-00	93232	KHW0629
0004735500	04-1999	7100	4051	13	023	BATTERY M2602408521B	1,000.00	1,000.00	0.00	02-00	93232	KHW0632
0004735600	04-1999	7100	4051	13	023	BATTERY M2602408521B	1,000.00	1,000.00	0.00	02-00	93232	KHWO628
0004735700	04-1999	7100	4051	13	023	BATTERY M26024085218	1,000.00	1,000.00	0.00	02-00	93232	KHWO630
0004735800	04-1999	7100	4051	13	023	BATTERY M2602408521B	1,000.00	1,000.00	0.00	02-00	93232	KHWO631
0004735900	04-1999	7100	4051	13	023	BATTERY M26024085218	1,000.00	1,000.00	0.00	02-00	93232	KJW0079
0004736000	04-1999	7100	4051	13	023	BATTERY M2602408521B	1,000.00	1,000.00	0.00	02-00	93232	GBW0925
0004736100	04-1999	7100	4051	13	023	BATTERY M26024085218	1,000.00	1,000.00	0.00	02-00	93232	KDW0155
0004736200	04-1999	7100	4051	13	023	BATTERY M2602408521B	1,000.00	1,000.00	0.00	02-00	93232	GCW0858
0004736300	04-1999	7100	4051	13	023	BATTERY M16009085135	400.00	400.00	0.00	02-00	93232	GDW0671
0004736400	04-1999	7100	4051	13	023	BATTERY M1600908513E1	400.00	400.00	0.00	02-00	93232	GDW0672
0004736500	04-1999	7100	4051	13	023	BATTERY M1600908513B	400.00	400.00	0.00	02-00	93232	GDW0673
0004736600	04-1999	7100	4051	13	023	BATTERY M1600908513B	400.00	400.00	0.00	02-00	93232	GDW0674
0004749800	04-1999	7100	4051	13	023	BATTERY M2601821213B	660.00	660.00	0.00	02-00	93232	GKW1212
0004749900	04-1999	7100	4051	13	023	BATTERY M2601821213B	660.00	660.00	0.00	02-00	93232	GKW1213
0004750000	04-1999	7100	4051	13	023	BATTERY M2601821213B	660.00	660.00	0.00	02-00	93232	GKW1214
0004750100	04-1999	7100	4051	13	023	BATTERY M2601821213B	660.00	660.00	0.00	02.00	93232	GKW1215
0004750200	04-1999	7100	4051	13	023	BATTERY M2601821213B	660.00	660.00	0.00	02-00	93232	GKW1216
0004750300	04-1999	7100	4051	13	023	BATTERY M2601821213B	660.00	660.00	0.00	02-00	93232	GKW1217
0004750400	04-1999	7100	4051	13	023	BATTERY M2601821213B	660.00	660.00	0.00	02-00	93232	GKW1218
0004750500	04-1999	7100	4051	13	023	BATTERY M2601821213B	660.00	660.00	0.00	02-00	93232	GKW 1219
0004750600	04-1999	7100	4051	13	023	BATTERY M2601821213B	660.00	660.00	0.00	02-00	93232	GKW1220
0004750700	04-1999	7100	4051	13	023	BATTERY M2601821213B	660.00	660.00	0.00	02-00	93232	GKW1221
0004750800	04-1999	7100	4051	13	023	BATTERY M2601821213B	660.00	660.00	0.00	02-00	93232	GKW1222
0004750900	04-1999	7100	4051	13	023	BATTERY M2601821213B	660.00	660.00	0.00	02-00	93232	GKW1223
Lease Schedule 1 West Campus

RHUT CORP FIXED ASSETS excluding Real Property 05-02 - ST CLOUD

ITEM NUMBER	BK BEG	ASSET	COSTCE	LOC	BLDG	ASSET DESCRIPTION	BOOK COST	ACCM DEPR	NET BOOK	LIFE	CER #	SERIAL NO	VENDOR NAME
0004751000	04-1999	7100	4051	13	023	BATTERY M2601212515A	500.00	500.00	0.00	02-00	93232	GKW1770
0004751100	04-1999	7100	4051	13	023	BATTERY M2601212515A	500.00	500.00	0.00	02-00	93232	GKW1771
0004751200	04-1999	7100	4051	13	023	BATTERY M2601212515A	500.00	500.00	0.00	02-00	93232	GKW1772
0004751300	04-1999	7100	4051	13	023	BATTERY M2601212515A	500.00	500.00	0.00	02-00	93232	GKW1680
0004751400	04-1999	7100	4051	13	023	BATTERY M2601212515A	500.00	500.00	0.00	02-00	93232	GKW1681
0004751500	04-1999	7100	4051	13	023	BATTERY M2601212515A	500.00	500.00	0.00	02-00	93232	GKW1682
0004722002	04-1999	7100	7195	13	023	1993 EZ FO PERSONNEL CARRIER (1/2) 47720-01	680.00	680.00	0.00	02-00		A27446	RW GOLF CARS
0004722001	04-1999	7100	7237	13	023	1993 EZ FO PERSONNEL CARRIER (1/2) 47720-02	680.00	680.00	0.00	02-00		A27446	RW GOLF CARS

RIAL HANDLING EQUIPMENT							283,498.33	216,549.77	66,948.56

ING 24

0003899608	04-1999	5000	3136	13	024	TELEPHONE	90.00	40.66	49.34	07-00	88266
0004013400	04-1999	5000	3136	13	024	BICYCLE RACK BR2800	140.00	55.35	84.65	08-00	88266
0004193000	04-1999	5000	3136	13	024	GRINDER 2 1/2 HP	1,200.00	474.35	725.65	08-00	88266
0004993300	04-1999	5000	3136	13	024	NORTEC HUMIDIFIER	7,100.00	1,873.61	5,226.39	12-00	MISC		ENVIRONCON
UN00966200	04-1999	5000	3136	13	024	HDPE INJECTION MOLDED TRAYS	8,200.00	2,596.67	5,603.33	10-00	94035
UN00971000	04-1999	5000	3136	13	024	NOISE CONTROL	130.00	41.17	88.83	10-00
0004094900	04-1999	5000	4051	13	024	2 TIER CART	320.00	126.50	193.50	08-00	90112
0004122700	04-1999	5000	4051	13	024	FOOT OPERATED HEAT SEALER	140.00	55.35	84.65	08-00	90114
0004122800	04-1999	5000	4051	13	024	FOOT OPERATED HEAT SEALER	140.00	55.35	84.65	08-00	90114
0004122900	04-1999	5000	4051	13	024	FOOT OPERATED HEAT SEALER	140.00	55.35	84.65	08-00	90114
0004123000	04-1999	5000	4051	13	024	FOOT OPERATED HEAT SEALER	140.00	55.35	84.65	08-00	90114
0004151100	04-1999	5000	4051	13	024	SINCO RACK GUARD INSTALLED	13,700.00	5,415.51	8,284.49	08-00	89092
0004207100	04-1999	5000	4051	13	024	ULTRA TAPER	290.00	114.63	175.37	08-00	91085	2926
0004207600	04-1999	5000	4051	13	024	ULTRA TAPER	290.00	114.63	175.37	08-00	91085	2931
0004207700	04-1999	5000	4051	13	024	ULTRA TAPER	290.00	114.63	175.37	08-00	91085	2932
0004216000	04-1999	5000	4051	13	024	ULTRA TAPER	290.00	114.63	175.37	08-00	91085	3025
0004216100	04-1999	5000	4051	13	024	ULTRA TAPER	290.00	114.63	175.37	08-00	91085	3026
0004216200	04-1999	5000	4051	13	024	ULTRA TAPER	290.00	114.63	175.37	08-00	91085	3027
0004242800	04-1999	5000	4051	13	024	ULTRA TAPERS	290.00	114.63	175.37	08-00	91085	3218
0004242900	04-1999	5000	4051	13	024	ULTRA TAPERS	290.00	114.63	175.37	08-00	91085	3188
0004243000	04-1999	5000	4051	13	024	ULTRA TAPERS	290.00	114.63	175.37	08-00	91085	3189
0004243100	04-1999	5000	4051	13	024	ULTRA TAPERS	290.00	114.63	175.37	08-00	91085	3190
0004243200	04-1999	5000	4051	13	024	ULTRA TAPERS	290.00	114.63	175.37	08-00	91085	3191
0004272600	04-1999	5000	4051	13	024	6” POTDEVIN LABEL PASTERS	250.00	98.83	151.17	08-00	91187
0004272700	04-1999	5000	4051	13	024	6” POTDEVIN LABEL PASTERS	250.00	98.83	151.17	08-00	91187
0004272800	04-1999	5000	4051	13	024	6” POTDEVIN LABEL PASTERS	250.00	98.83	151.17	08-00	91187
0004272900	04-1999	5000	4051	13	024	6” POTDEVIN LABEL PASTERS	250.00	98.83	151.17	08-00	91187
0004273000	04-1999	5000	4051	13	024	6” POTDEVIN LABEL PASTERS	250.00	98.83	151.17	08-00	91187
0004273100	04-1999	5000	4051	13	024	6” POTDEVIN LABEL PASTERS	250.00	98.83	151.17	08-00	91187
0004273200	04-1999	5000	4051	13	024	6” POTDEVIN LABEL PASTERS	250.00	98.83	151.17	08-00	91187
0004273300	04-1999	5000	4051	13	024	6” POTDEVIN LABEL PASTERS	250.00	98.83	151.17	08-00	91187
0004273400	04-1999	5000	4051	13	024	6” POTDEVIN LABEL PASTERS	250.00	98.83	151.17	08-00	91187
0004273500	04-1999	5000	4051	13	024	6” POTDEVIN LABEL PASTERS	250.00	98.83	151.17	08-00	91187
0004273600	04-1999	5000	4051	13	024	6” POTDEVIN LABEL PASTERS	250.00	98.83	151.17	08-00	91187
0004327100	04-1999	5000	4051	13	024	SCAN HEAD LS8500	640.00	224.86	415.14	09-00	91231	A212081
0004327200	04-1999	5000	4051	13	024	SCAN HEAD LS8500	640.00	224.86	415.14	09.00	91231	A212083
0004327300	04-1999	5000	4051	13	024	SCAN HEAD LS8500	640.00	224.86	415.14	09-00	91231	A212087
0004327400	04-1999	5000	4051	13	024	SCAN HEAD LS8500	640.00	224.86	415.14	09-00	91231	A212099
0004327500	04-1999	5000	4051	13	024	SCAN HEAD LS8500	640.00	224.86	415.14	09-00	91231	A212114
0004327600	04-1999	5000	4051	13	024	SCAN HEAD LS8500	640.00	224.86	415.14	09-00	91231	A212134
0004329000	04-1999	5000	4051	13	024	LS8510 SCAN GUNS	800.00	281.07	518.93	09-00	91231	A243176
0004329100	04-1999	5000	4051	13	024	LS8510 SCAN GUNS	800.00	281.07	518.93	09-00	91231	A243177
0004329200	04-1999	5000	4051	13	024	LS8510 SCAN GUNS	800.00	281.07	518.93	09-00	91231	A243178
0004821900	04-1999	5000	4051	13	024	PACEMAKER UNIBAGGER BAC/SEALER	6,100.00	1,756.06	4,343.94	11-00	MISC		PACEMAKER PACKAGING
UN00077300	04-1999	5000	4051	13	024	100 QUICK HITCH	900.00	355.76	544.24	08-00	90112
UN00794600	04-1999	5000	4051	13	024	UNIVERSAL RACKS	950.00	375.54	574.46	08-00	89092
UN00802600	04-1999	5000	4051	13	024	FANS FOR PACK STATION & SHIPPING	17,800.00	7,036.21	10,763.79	08-00	90087
0004319900	04-1999	5000	7037	13	024	PANLOX LIGHT METER	290.00	114.63	175.37	08-00
0004515000	04-1999	5000	7037	13	024	ID-4 IDENTIFICATION BADGE CAMERA	2,300.00	728.33	1,571.67	10-00		E2038H270L
Lease Schedule 1 West Campus

ERHUT CORP FIXED ASSETS excluding Real Property 05-02 — ST CLOUD

ITEM NUMBER	BK BEG	ASSET	COSTCE	LOC	BLDG	ASSET DESCRIPTION	BOOK COST	ACCM DEPR	NET BOOK	LIFE	CER #	SERIAL NO	VENDOR NAME
IINERY AND EQUIPMENT							71,960.00	25,752.18	46,207.82

UN01036000	04-1999	5001	4050	13	024	COMPUTER TERMINAL STANDS	1,106,00	1,106.00	0.00	03-00	96047		ANDERSON METAL FAB
UN01036100	04-1999	5001	4050	13	024	TERMINALS AND KEYBOARDS	11,079.00	11,079.00	0.00	03-00	96047		AVNET COMPUTER
0004943100	04-1999	5001	4051	13	024	FARGO DATAMAX PRODIGY PLUS PRINTER	768.00	768.00	0.00	02-00	95060		ABRAHAM TECHNICAL
0004943200	04-1999	5001	4051	13	024	FARGO DATAMAX PRODIGY PLUS PRINTER	768.00	768.00	0.00	02-00	95060		ABRAHAM TECHNICAL
0004943300	04-1999	5001	4051	13	024	FARGO DATAMAX PRODIGY PLUS PRINTER	768.00	768.00	0.00	02-00	95060		ABRAHAM TECHNICAL
0004943400	04-1999	5001	4051	13	024	FARGO DATAMAX PRODIGY PLUS PRINTER	768.00	768.00	0.00	02-00	95060		ABRAHAM TECHNICAL
0004943500	04-1999	5001	4051	13	024	FARGO DATAMAX PRODIGY PLUS PRINTER	768.00	768.00	0.00	02-00	95060		ABRAHAM TECHNICAL
0004943600	04-1999	5001	4051	13	024	FARGO DATAMAX PRODIGY PLUS PRINTER	768.00	768.00	0.00	02-00	95060		ABRAHAM TECHNICAL
0004943700	04-1999	5001	4051	13	024	FARGO DATAMAX PRODIGY PLUS PRINTER	768.00	768.00	0.00	02-00	95060		ABRAHAM TECHNICAL
0004943800	04-1999	5001	4051	13	024	FARGO DATAMAX PRODIGY PLUS PRINTER	768.00	768.00	0.00	02-00	95060		ABRAHAM TECHNICAL
0004943900	04-1999	5001	4051	13	024	FARGO DATAMAX PRODIGY PLUS PRINTER	768.00	768.00	0.00	02-00	95060		ABRAHAM TECHNICAL
UN01026400	04-1999	5001	4051	13	024	SYMBOL LL500 WEDGE	196.00	196.00	0.00	03-00	95060		ABRAHAM TECH SERVICE
UN01026500	04-1999	5001	7237	13	024	WEST SIDE TEKLOGIC CABEL REPAIR	212.00	212.00	0.00	03-00	95060		ASI
UN01044900	04-1999	5001	7237	13	024	INSTALLATION AND MAINTENANCE FOR PRINTERS	8,531.00	8,531.00	0.00	03-00	95060		ASI, TEKLOGIX, MWOS
UN01111200	04-1999	5001	7237	13	024	INSTALLED DATA ONLY GABLES	464.00	464.00	0.00	03-00	95074		ALL SYSTEMS INST

3 UTER EQUIPMENT							28,500.00	28,500.00	0.00

0003960400	04-1999	5100	3136	13	024	CABINET/CONFERENCE ROOM	540.00	213.46	326.54	08-00	88266
0003960500	04-1999	5100	3136	13	024	CABINET/EXEC RESTROOM	180.00	71.16	108.84	08-00	88266
0003960600	04-1999	5100	3136	13	024	CORNER POWER POLES	90.00	35.57	54.43	08-00	88266
0003960700	04-1999	5100	3136	13	024	CORNER POWER POLES	90.00	35.57	54.43	08-00	88266
0003961200	04-1999	5100	3136	13	024	CREDENZA W/DOORS	180.00	71.16	108.84	08-00	88266
0003961300	04-1999	5100	3136	13	024	2 DRAWER LATERAL FILE	140.00	55.35	84.65	08-00	88266
0003961400	04-1999	5100	3136	13	024	2 DRAWER LATERAL FILE	140.00	55.35	84.65	08-00	88266
0003961500	04-1999	5100	3136	13	024	2 DRAWER LATERAL FILE	140.00	55.35	84.65	08-00	88266
0003961600	04-1999	5100	3136	13	024	3 SHELF BOOKCASE	90.00	35.57	54.43	08-00	88266
0003961700	04-1999	5100	3136	13	024	VANITY TOP	90.00	35.57	54.43	08-00	88266
0003963000	04.1999	5100	3136	13	024	BEVELED MIRROR 36 X 48	50.00	19.77	30.23	08-00	88266
0003979800	04-1999	5100	3136	13	024	5 DRAWER FILE CABINET	320.00	126.50	193.50	08-00	88266
0003979900	04-1999	5100	3136	13	024	5 DRAWER FILE CABINET	320.00	126.50	193.50	08-00	88266
0003980000	04-1999	5100	3136	13	024	5 DRAWER FILE CABINET	320.00	126.50	193.50	08-00	88266
0003980100	04-1999	5100	3136	13	024	5 DRAWER FILE CABINET	320.00	126.50	193.50	08-00	88266
0003980200	04-1999	5100	3136	13	024	5 DRAWER FILE CABINET	320.00	126.50	193.50	08-00	88266
0003980300	04-1999	5100	3136	13	024	5 DRAWER FILE CABINET	320.00	126.50	193.50	08-00	88266
0003980400	04-1999	5100	3136	13	024	5 DRAWER FILE CABINET	320.00	126.50	193.50	08-00	88266
0003980500	04-1999	5100	3136	13	024	5 DRAWER FILE CABINET	320.00	126.50	193.50	08-00	88266
0003980600	04-1999	5100	3136	13	024	5 DRAWER FILE CABINET	320.00	126.50	193.50	08-00	88266
0003980700	04-1999	5100	3136	13	024	5 DRAWER FILE CABINET	320.00	126.50	193.50	08-00	88266
0003980800	04-1999	5100	3136	13	024	5 DRAWER FILE CABINET	320.00	126.50	193.50	08-00	88266
0003980900	04-1999	5100	3136	13	024	SWIVEL TILT CHAIR	180.00	71.16	108.84	08-00	88266
0003981000	04-1999	5100	3136	13	024	SWIVEL TILT CHAIR	180.00	71.16	108.84	08-00	88266
0003981100	04-1999	5100	3136	13	024	SWIVEL TILT CHAIR	180.00	71.16	108.84	08-00	88266
0003981200	04-1999	5100	3136	13	024	SWIVEL TILT CHAIR	180.00	71.16	108.84	08-00	88266
0003981300	04-1999	5100	3136	13	024	SWIVEL TILT CHAIR	180.00	71.16	108.84	08-00	88266
0003981400	04-1999	5100	3136	13	024	SWIVEL TILT CHAIR	180.00	71.16	108.84	08-00	88266
0003981500	04-1999	5100	3136	13	024	SWIVEL TILT CHAIR	180.00	71.16	108.84	08-00	88266
0003981600	04-1999	5100	3136	13	024	SWIVEL TILT CHAIR	180.00	71.16	108.84	08-00	88266
0003981700	04-1999	5100	3136	13	024	SWIVEL TILT CHAIR	180.00	71.16	108.84	08-00	88266
0003981800	04-1999	5100	3136	13	024	SWIVEL TILT CHAIR	180.00	71.16	108.84	08-00	88266
0003981900	04-1999	5100	3136	13	024	SWIVEL TILT CHAIR	180.00	71.16	108.84	08-00	88266
0003982000	04-1999	5100	3136	13	024	SWIVEL TILT CHAIR	180.00	71.16	108.84	08-00	88266
0003982100	04-1999	5100	3136	13	024	SWIVEL TILT CHAIR	180.00	71.16	108.84	08-00	88266
0003982200	04-1999	5100	3136	13	024	SWIVEL TILT CHAIR	180.00	71.16	108.84	08-00	88266
0003982300	04-1999	5100	3136	13	024	SWIVEL TILT CHAIR	180.00	71.16	108.84	08-00	88266
0003982400	04-1999	5100	3136	13	024	SWIVEL TILT CHAIR	180.00	71.16	108.84	08-00	88266
0003982500	04-1999	5100	3136	13	024	SWIVEL TILT CHAIR	180.00	71.16	108.84	08-00	88266
0003982600	04-1999	5100	3136	13	024	SWIVEL TILT CHAIR	180.00	71.16	108.84	08-00	88266
0003982700	04-1999	5100	3136	13	024	SWIVEL TILT CHAIR	180.00	71.16	108.84	08-00	88266
Lease Schedule 1 West Campus

SHUT CORP FIXED ASSETS excluding Real Property 05.02 — ST CLOUD

ITEM NUMBER	BK BEG	ASSET	COSTCE	LOC	BLDG	ASSET DESCRIPTION	BOOK COST	ACCM DEPR	NET BOOK	LIFE	CER #	SERIAL NO	VENDOR NAME
0003982800	04-1999	5100	3136	13	024	SWIVEL TILT CHAIR	180.00	71.16	108.84	08-00	88266
0003990000	04-1999	5100	3136	13	024	TABLE CART	50.00	19.77	30.23	08-00	88266
0003990100	04-1999	5100	3136	13	024	30 X 72 TABLE	90.00	35.57	54.43	08-00	88266
0003990200	04-1999	5100	3136	13	024	30 X 72 TABLE	90.00	35.57	54.43	08-00	88266
0003990300	04-1999	5100	3136	13	024	30 X 72 TABLE	90.00	35.57	54.43	08-00	88266
0003990400	04-1999	5100	3136	13	024	30 X 72 TABLE	90.00	35.57	54.43	08-00	88266
0003990500	04-1999	5100	3136	13	024	30 X 72 TABLE	90.00	35.57	54.43	08-00	88266
0003990600	04-1999	5100	3136	13	024	30 X 72 TABLE	90.00	35.57	54.43	08-00	88266
0003990700	04-1999	5100	3136	13	024	30 X 72 TABLE	90.00	35.57	54.43	08-00	88266
0003990800	04-1999	5100	3136	13	024	30 X 72 TABLE	90.00	35.57	54.43	08-00	88266
0003990900	04-1999	5100	3136	13	024	30 X 72 TABLE	90.00	35.57	54.43	08-00	88266
0003991000	04-1999	5100	3136	13	024	30 X 72 TABLE	90.00	35.57	54.43	08-00	88266
0003991100	04-1999	5100	3136	13	024	30 X 72 TABLE	90.00	35.57	54.43	08-00	88266
0003991200	04-1999	5100	3136	13	024	30 X 72 TABLE	90.00	35.57	54.43	08-00	88266
0003991300	04-1999	5100	3136	13	024	30 X 72 TABLE	90.00	35.57	54.43	08-00	88266
0003991400	04-1999	5100	3136	13	024	30 X 72 TABLE	90.00	35.57	54.43	08-00	88266
0003991500	04-1999	5100	3136	13	024	30 X 72 TABLE	90.00	35.57	54.43	08-00	88266
0003991600	04-1999	5100	3136	13	024	30 X 72 TABLE	90.00	35.57	54.43	08-00	88266
0003991700	04-1999	5100	3136	13	024	CHAIR CART	50.00	19.77	30.23	08-00	88266
0003991800	04-1999	5100	3136	13	024	8 X 8 DRAPER WALL SCREEN	140.00	55.35	84.65	08-00	88266
0003991900	04-1999	5100	3136	13	024	STORAGE SHELF	50.00	19.77	30.23	08-00	88266
0003992000	04-1999	5100	3136	13	024	STORAGE SHELF	50.00	19.77	30.23	08-00	88266
0003992100	04-1999	5100	3136	13	024	TABLE TOP	90.00	35.57	54.43	08-00	88266
0003993100	04-1999	5100	3136	13	024	KRUEGER DORSAL CHAIR	90.00	35.57	54.43	08-00	88266
0003993200	04-1999	5100	3136	13	024	KRUEGER DORSAL CHAIR	90.00	35.57	54.43	08-00	88266
0003993300	04-1999	5100	3136	13	024	KRUEGER DORSAL CHAIR	90.00	35.57	54.43	08-00	88266
0003993400	04-1999	5100	3136	13	024	KRUEGER DORSAL CHAIR	90.00	35.57	54.43	08-00	88266
0003993500	04-1999	5100	3136	13	024	KRUEGER DORSAL CHAIR	90.00	35.57	54.43	08-00	88266
0003993600	04-1999	5100	3136	13	024	KRUEGER DORSAL CHAIR	90.00	35.57	54.43	08-00	88266
0003993700	04-1999	5100	3136	13	024	KRUEGER DORSAL CHAIR	90.00	35.57	54.43	08-00	88266
0003993800	04-1999	5100	3136	13	024	KRUEGER DORSAL CHAIR	90.00	35.57	54.43	08-00	88266
0003993900	04-1999	5100	3136	13	024	KRUEGER DORSAL CHAIR	90.00	35.57	54.43	08-00	88266
0003994000	04-1999	5100	3136	13	024	KRUEGER DORSAL CHAIR	90.00	35.57	54.43	08-00	88266
0003994100	04-1999	5100	3136	13	024	KRUEGER DORSAL CHAIR	90.00	35.57	54.43	08-00	88266
0003994200	04-1999	5100	3136	13	024	KRUEGER DORSAL CHAIR	90.00	35.57	54.43	08-00	88266
0003994300	04-1999	5100	3136	13	024	KRUEGER DORSAL CHAIR	90.00	35.57	54.43	08-00	88266
0003994400	04-1999	5100	3136	13	024	KRUEGER DORSAL CHAIR	90.00	35.57	54.43	08-00	88266
0003994500	04-1999	5100	3136	13	024	KRUEGER DORSAL CHAIR	90.00	35.57	54.43	08-00	88266
0003994600	04-1999	5100	3136	13	024	KRUEGER DORSAL CHAIR	90.00	35.57	54.43	08-00	88266
0003994700	04-1999	5100	3136	13	024	KRUEGER DORSAL CHAIR	90.00	35.57	54.43	08-00	88266
0003994800	04-1999	5100	3136	13	024	KRUEGER DORSAL CHAIR	90.00	35.57	54.43	08-00	88266
0003994900	04-1999	5100	3136	13	024	KRUEGER DORSAL CHAIR	90.00	35.57	54.43	08-00	88266
0003995000	04-1999	5100	3136	13	024	KRUEGER DORSAL CHAIR	90.00	35.57	54.43	08-00	88266
0003995100	04-1999	5100	3136	13	024	KRUEGER DORSAL CHAIR	90.00	35.57	54.43	08-00	88266
0003995200	04-1999	5100	3136	13	024	KRUEGER DORSAL CHAIR	90.00	35.57	54.43	08-00	88266
0003995300	04-1999	5100	3136	13	024	KRUEGER DORSAL CHAIR	90.00	35.57	54.43	08-00	88266
0003995400	04-1999	5100	3136	13	024	KRUEGER DORSAL CHAIR	90.00	35.57	54.43	08-00	88266
0003995500	04-1999	5100	3136	13	024	KRUEGER DORSAL CHAIR	90.00	35.57	54.43	08-00	88266
0003995600	04-1999	5100	3136	13	024	KRUEGER DORSAL CHAIR	90.00	35.57	54.43	08-00	88266
0003995700	04-1999	5100	3136	13	024	KRUEGER DORSAL CHAIR	90.00	35.57	54.43	08-00	88266
0003995800	04-1999	5100	3136	13	024	KRUEGER DORSAL CHAIR	90.00	35.57	54.43	08-00	88266
0003995900	04-1999	5100	3136	13	024	KRUEGER DORSAL CHAIR	90.00	35.57	54.43	08-00	88266
0003996000	04-1999	5100	3136	13	024	KRUEGER DORSAL CHAIR	90.00	35.57	54.43	08-00	88266
0003996100	04-1999	5100	3136	13	024	KRUEGER DORSAL CHAIR	90.00	35.57	54.43	08-00	88266
0003996200	04-1999	5100	3136	13	024	KRUEGER DORSAL CHAIR	90.00	35.57	54.43	08-00	88266
0003996300	04-1999	5100	3136	13	024	KRUEGER DORSAL CHAIR	90.00	35.57	54.43	08-00	88266
0003996400	04-1999	5100	3136	13	024	KRUEGER DORSAL CHAIR	90.00	35.57	54.43	08-00	88266
0003996500	04-1999	5100	3136	13	024	KRUEGER DORSAL CHAIR	90.00	35.57	54.43	08-00	88266
0003996600	04-1999	5100	3136	13	024	KRUEGER DORSAL CHAIR	90.00	35.57	54.43	08-00	88266
0003996700	04-1999	5100	3136	13	024	KRUEGER DORSAL CHAIR	90.00	35.57	54.43	08-00	88266
0003996800	04-1999	5100	3136	13	024	KRUEGER DORSAL CHAIR	90.00	35.57	54.43	08-00	88266
0003996900	04-1999	5100	3136	13	024	KRUEGER DORSAL CHAIR	90.00	35.57	54.43	08-00	88266
Lease Schedule 23 West Campus

SHUT CORP FIXED ASSETS excluding Real Property 05.02 — ST CLOUD

ITEM NUMBER	BK BEG	ASSET	COSTCE	LOC	BLDG	ASSET DESCRIPTION	BOOK COST	ACCM DEPR	NET BOOK	LIFE	CER #	SERIAL NO	VENDOR NAME
0003997000	04-1999	5100	3136	13	024	KRUEGER DORSAL CHAIR	90.00	35.57	54.43	08-00	88266
0003997100	04-1999	5100	3136	13	024	KRUEGER DORSAL CHAIR	90.00	35.57	54.43	08-00	88266
0003997200	04-1999	5100	3136	13	024	KRUEGER DORSAL CHAIR	90.00	35.57	54.43	08-00	88266
0003997300	04-1999	5100	3136	13	024	KRUEGER DORSAL CHAIR	90.00	35.57	54.43	08-00	88266
0003997400	04-1999	5100	3136	13	024	KRUEGER DORSAL CHAIR	90.00	35.57	54.43	08-00	88266
0003997500	04-1999	5100	3136	13	024	KRUEGER DORSAL CHAIR	90.00	35.57	54.43	08-00	88266
0003997600	04-1999	5100	3136	13	024	KRUEGER DORSAL CHAIR	90.00	35.57	54.43	08-00	88266
0003997700	04-1999	5100	3136	13	024	KRUEGER DORSAL CHAIR	90.00	35.57	54.43	08-00	88266
0003997800	04-1999	5100	3136	13	024	KRUEGER DORSAL CHAIR	90.00	35.57	54.43	08-00	88266
0003997900	04-1999	5100	3136	13	024	KRUEGER DORSAL CHAIR	90.00	35.57	54.43	08-00	88266
0003998000	04-1999	5100	3136	13	024	KRUEGER DORSAL CHAIR	90.00	35.57	54.43	08-00	88266
0003998100	04-1999	5100	3136	13	024	KRUEGER DORSAL CHAIR	90.00	35.57	54.43	08-00	88266
0003998200	04-1999	5100	3136	13	024	KRUEGER DORSAL CHAIR	90.00	35.57	54.43	08-00	88266
0003998300	04-1999	5100	3136	13	024	KRUEGER DORSAL CHAIR	90.00	35.57	54.43	08-00	88266
0003998400	04-1999	5100	3136	13	024	KRUEGER DORSAL CHAIR	90.00	35.57	54.43	08-00	88266
0003998500	04-1999	5100	3136	13	024	KRUEGER DORSAL CHAIR	90.00	35.57	54.43	08-00	88266
0003998600	04-1999	5100	3136	13	024	KRUEGER DORSAL CHAIR	90.00	35.57	54.43	08-00	88266
0003998700	04-1999	5100	3136	13	024	KRUEGER DORSAL CHAIR	90.00	35.57	54.43	08-00	88266
0003998800	04-1999	5100	3136	13	024	KRUEGER DORSAL CHAIR	90.00	35.57	54.43	08-00	88266
0003998900	04-1999	5100	3136	13	024	KRUEGER DORSAL CHAIR	90.00	35.57	54.43	08-00	88266
0003999000	04-1999	5100	3136	13	024	KRUEGER DORSAL CHAIR	90.00	35.57	54.43	08-00	88266
0003999100	04-1999	5100	3136	13	024	KRUEGER DORSAL CHAIR	90.00	35.57	54.43	08-00	88266
0003999200	04-1999	5100	3136	13	024	KRUEGER DORSAL CHAIR	90.00	35.57	54.43	08-00	88266
0003999300	04-1999	5100	3136	13	024	KRUEGER DORSAL CHAIR	90.00	35.57	54.43	08-00	88266
0003999400	04-1999	5100	3136	13	024	KRUEGER DORSAL CHAIR	90.00	35.57	54.43	08-00	88266
0003999500	04-1999	5100	3136	13	024	KRUEGER DORSAL CHAIR	90.00	35.57	54.43	08-00	88266
0003999600	04-1999	5100	3136	13	024	KRUEGER DORSAL CHAIR	90.00	35.57	54.43	08-00	88266
0003999700	04-1999	5100	3136	13	024	KRUEGER DORSAL CHAIR	90.00	35.57	54.43	08-00	88266
0003999800	04-1999	5100	3136	13	024	KRUEGER DORSAL CHAIR	90.00	35.57	54.43	08-00	88266
0003999900	04-1999	5100	3136	13	024	KRUEGER DORSAL CHAIR	90.00	35.57	54.43	08-00	88266
0004000000	04-1999	5100	3136	13	024	KRUEGER DORSAL CHAIR	90.00	35.57	54.43	08-00	88266
0004000100	04-1999	5100	3136	13	024	KRUEGER DORSAL CHAIR	90.00	35.57	54.43	08-00	88266
0004000200	04-1999	5100	3136	13	024	KRUEGER DORSAL CHAIR	90.00	35.57	54.43	08-00	88266
0004000300	04-1999	5100	3136	13	024	KRUEGER DORSAL CHAIR	90.00	35.57	54.43	08-00	88266
0004000400	04-1999	5100	3136	13	024	KRUEGER DORSAL CHAIR	90.00	35.57	54.43	08-00	88266
0004000500	04-1999	5100	3136	13	024	KRUEGER DORSAL CHAIR	90.00	35.57	54.43	08-00	88266
0004000600	04-1999	5100	3136	13	024	KRUEGER DORSAL CHAIR	90.00	35.57	54.43	08-00	88266
0004000700	04-1999	5100	3136	13	024	KRUEGER DORSAL CHAIR	90.00	35.57	54.43	08-00	88266
0004000800	04-1999	5100	3136	13	024	KRUEGER DORSAL CHAIR	90.00	35.57	54.43	08-00	88266
0004000900	04-1999	5100	3136	13	024	KRUEGER DORSAL CHAIR	90.00	35.57	54.43	08-00	88266
0004001000	04-1999	5100	3136	13	024	KRUEGER DORSAL CHAIR	90.00	35.57	54.43	08-00	88266
0004013500	04-1999	5100	3136	13	024	EASEL W/BOARD	180.00	71.16	108.84	08-00	88266
0004013600	04-1999	5100	3136	13	024	CABINET	230.00	90.92	139.08	08-00	88266
0004074500	04-1999	5100	3136	13	024	34’ PANEL	90.00	35.57	54.43	08-00	88266
0004074600	04-1999	5100	3136	13	024	34’ PANEL	90.00	35.57	54.43	08-00	88266
0004074700	04-1999	5100	3136	13	024	34’ PANEL	90.00	35.57	54.43	08-00	88266
0004074800	04-1999	5100	3136	13	024	34’ PANEL	90.00	35.57	54.43	08-00	88266
0004074900	04-1999	5100	3136	13	024	34’ PANEL	90.00	35.57	54.43	08-00	88266
0004075000	04-1999	5100	3136	13	024	34’ PANEL	90.00	35.57	54.43	08-00	88266
0004075100	04-1999	5100	3136	13	024	SWIVEL TILT CHAIR	180.00	71.16	108.84	08-00	88266
0004075200	04-1999	5100	3136	13	024	SWIVEL TILT CHAIR	180.00	71.16	108.84	08-00	88266
0004075300	04-1999	5100	3136	13	024	SWIVEL TILT CHAIR	180.00	71.16	108.84	08-00	88266
0004075400	04-1999	5100	3136	13	024	SWIVEL TILT CHAIR	180.00	71.16	108.84	08-00	88266
0004075500	04-1999	5100	3136	13	024	SWIVEL TILT CHAIR	180.00	71.16	108.84	08-00	88266
0004075600	04-1999	5100	3136	13	024	SWIVEL TILT CHAIR	180.00	71.16	108.84	08-00	88266
0004075700	04-1999	5100	3136	13	024	SWIVEL TILT CHAIR	180.00	71.16	108.84	08-00	88266
0004075800	04-1999	5100	3136	13	024	SWIVEL TILT CHAIR	180.00	71.16	108.84	08-00	88266
0004075900	04-1999	5100	3136	13	024	SWIVEL TILT CHAIR	180.00	71.16	108.84	08-00	88266
0004076000	04-1999	5100	3136	13	024	SWIVEL TILT CHAIR	180.00	71.16	108.84	08-00	88266
0004076100	04-1999	5100	3136	13	024	TV STAND RED OAK	230.00	90.92	139.08	08-00	88266
0004076200	04-1999	5100	3136	13	024	TV STAND RED OAK	230.00	90.92	139.08	08-00	88266
0004083300	04-1999	5100	3136	13	024	TEN SHELVING	50.00	19.77	30.23	08-00	88266
Lease Schedule 24 West Campus

SHUT CORP FIXED ASSETS excluding Real Property 05.02 — ST CLOUD

ITEM NUMBER	BK BEG	ASSET	COSTCE	LOC	BLDG	ASSET DESCRIPTION	BOOK COST	ACCM DEPR	NET BOOK	LIFE	CER t#	SERIAL NO	VENDOR NAME
0004083400	04-1999	5100	3136	13	024	TEN SHELVING	50.00	19.77	30.23	08-00	88266
0004083500	04-1999	5100	3136	13	024	TEN SHELVING	50.00	19.77	30.23	08-00	88266
0004083600	04-1999	5100	3136	13	024	BEVI TABLE 30X48	50.00	19.77	30.23	08-00	88266
0004083700	04-1999	5100	3136	13	024	BEVI TABLE 30X48	50.00	19.77	30.23	08-00	88266
0004083800	04-1999	5100	3136	13	024	BEVI TABLE 30X48	50.00	19.77	30.23	08-00	88266
0004083900	04-1999	5100	3136	13	024	BEVI TABLE 30X48	50.00	19.77	30.23	08-00	88266
0004084000	04-1999	5100	3136	13	024	BEVI TABLE 30X48	50.00	19.77	30.23	08-00	88266
0004084100	04-1999	5100	3136	13	024	BEVI TABLE 30X48	50.00	19.77	30.23	08-00	88266
0004084200	04-1999	5100	3136	13	024	BEVI TABLE 30X48	50.00	19.77	30.23	08-00	88266
0004084300	04-1999	5100	3136	13	024	BEVI TABLE 30X48	50.00	19.77	30.23	08-00	88266
0004084400	04-1999	5100	3136	13	024	BEVI TABLE 30X48	50.00	19.77	30.23	08-00	88266
0004084500	04-1999	5100	3136	13	024	BEVI TABLE 30X48	50.00	19.77	30.23	08-00	88266
0004084600	04-1999	5100	3136	13	024	BEVI TABLE 30X48	50.00	19.77	30.23	08-00	88266
0004084700	04-1999	5100	3136	13	024	BEVI TABLE 30X48	50.00	19.77	30.23	08-00	88266
0004084800	04-1999	5100	3136	13	024	BEVI TABLE 30X48	50.00	19.77	30.23	08-00	88266
0004084900	04-1999	5100	3136	13	024	BEVI TABLE 30X48	50.00	19.77	30.23	08-00	88266
0004085000	04-1999	5100	3136	13	024	BEVI TABLE 30X48	50.00	19.77	30.23	08-00	88266
0004085100	04-1999	5100	3136	13	024	BEVI TABLE 30X48	50.00	19.77	30.23	08-00	88266
0004085200	04-1999	5100	3136	13	024	BEVI TABLE 30X48	50.00	19.77	30.23	08-00	88266
0004085300	04-1999	5100	3136	13	024	BEVI TABLE 30X48	50.00	19.77	30.23	08-00	88266
0004085400	04-1999	5100	3136	13	024	BEVI TABLE 30X48	50.00	19.77	30.23	08-00	88266
0004085500	04-1999	5100	3136	13	024	BEVI TABLE 30X48	50.00	19.77	30.23	08-00	88266
0004085600	04-1999	5100	3136	13	024	BEVI TABLE 30X48	50.00	19.77	30.23	08-00	88266
0004085700	04-1999	5100	3136	13	024	BEVI TABLE 30X48	50.00	19.77	30.23	08-00	88266
0004085800	04-1999	5100	3136	13	024	BEVI TABLE 30X48	50.00	19.77	30.23	08-00	88266
0004085900	04-1999	5100	3136	13	024	BEVI TABLE 30X48	50.00	19.77	30.23	08-00	88266
0004086000	04-1999	5100	3136	13	024	BEVI TABLE 30X48	50.00	19.77	30.23	08-00	88266
0004086100	04-1999	5100	3136	13	024	BEVI TABLE 30X48	50.00	19.77	30.23	08-00	88266
0004086200	04-1999	5100	3136	13	024	BEVI TABLE 30X48	50.00	19.77	30.23	08-00	88266
0004086300	04-1999	5100	3136	13	024	BEVI TABLE 30X48	50.00	19.77	30.23	08-00	88266
0004086400	04-1999	5100	3136	13	024	BEVI TABLE 30X48	50.00	19.77	30.23	08-00	88266
0004086500	04-1999	5100	3136	13	024	BEVI TABLE 30X48	50.00	19.77	30.23	08-00	88266
0004086600	04-1999	5100	3136	13	024	BEVI TABLE 30X48	50.00	19.77	30.23	08-00	88266
0004086700	04-1999	5100	3136	13	024	BEVI TABLE 30X48	50.00	19.77	30.23	08-00	88266
0004086800	04-1999	5100	3136	13	024	BEVI TABLE 30X48	50.00	19.77	30.23	08-00	88266
0004086900	04-1999	5100	3136	13	024	BEVI TABLE 30X48	50.00	19.77	30.23	08-00	88266
0004087000	04-1999	5100	3136	13	024	BEVI TABLE 30X48	50.00	19.77	30.23	08-00	88266
0004087100	04-1999	5100	3136	13	024	BEVI TABLE 30X48	50.00	19.77	30.23	08-00	88266
0004087200	04-1999	5100	3136	13	024	BEVI TABLE 30X48	50.00	19.77	30.23	08-00	88266
0004087300	04-1999	5100	3136	13	024	BEVI TABLE 30X48	50.00	19.77	30.23	08-00	88266
0004087400	04-1999	5100	3136	13	024	BEVI TABLE 30X48	50.00	19.77	30.23	08-00	88266
0004087500	04-1999	5100	3136	13	024	BEVI TABLE 30X48	50.00	19.77	30.23	08-00	88266
0004087600	04-1999	5100	3136	13	024	BEVI TABLE 30X48	50.00	19.77	30.23	08-00	88266
0004087700	04-1999	5100	3136	13	024	BEVI TABLE 30X48	50.00	19.77	30.23	08-00	88266
0004087800	04-1999	5100	3136	13	024	BEVI TABLE 30X48	50.00	19.77	30.23	08-00	88266
0004087900	04-1999	5100	3136	13	024	BEVI TABLE 30X48	50.00	19.77	30.23	08-00	88266
0004088000	04-1999	5100	3136	13	024	BEVI TABLE 30X48	50.00	19.77	30.23	08-00	88266
0004088100	04-1999	5100	3136	13	024	BEVI TABLE 30X48	50.00	19.77	30.23	08-00	88266
0004088200	04-1999	5100	3136	13	024	BEVI TABLE 30X48	50.00	19.77	30.23	08-00	88266
0004088300	04-1999	5100	3136	13	024	BEVI TABLE 30X48	50.00	19.77	30.23	08-00	88266
0004088400	04-1999	5100	3136	13	024	BEVI TABLE 30X48	50.00	19.77	30.23	08-00	88266
0004088500	04-1999	5100	3136	13	024	BEVI TABLE 30X48	50.00	19.77	30.23	08-00	88266
0004088600	04-1999	5100	3136	13	024	BEVI TABLE 30X48	50.00	19.77	30.23	08-00	88266
0004088700	04-1999	5100	3136	13	024	BEVI TABLE 30X48	50.00	19.77	30.23	08-00	88266
0004088800	04-1999	5100	3136	13	024	BEVI TABLE 30X48	50.00	19.77	30.23	08-00	88266
0004088900	04-1999	5100	3136	13	024	BEVI TABLE 30X48	50.00	19.77	30.23	08-00	88266
0004089000	04-1999	5100	3136	13	024	BEVI TABLE 30X48	50.00	19.77	30.23	08-00	88266
0004089100	04-1999	5100	3136	13	024	BEVI TABLE 30X48	50.00	19.77	30.23	08-00	88266
0004089200	04-1999	5100	3136	13	024	BEVI TABLE 30X48	50.00	19.77	30.23	08-00	88266
0004089300	04-1999	5100	3136	13	024	BEVI TABLE 30X48	50.00	19.77	30.23	08-00	88266
0004089400	04-1999	5100	3136	13	024	BEVI TABLE 30X48	50.00	19.77	30.23	08-00	88266
0004089500	04-1999	5100	3136	13	024	BEVI TABLE 30X48	50.00	19.77	30.23	08-00	88266
Lease Schedule 25 West Campus

SHUT CORP FIXED ASSETS excluding Real Property 05.02 — ST CLOUD

ITEM NUMBER	BK BEG	ASSET	COSTCE	LOC	BLDG	ASSET DESCRIPTION	BOOK COST	ACCM DEPR	NET BOOK	LIFE	CER #	SERIAL NO	VENDOR NAME
0004089600	04-1999	5100	3136	13	024	BEVI TABLE 30X96	90.00	35.57	54.43	08-00	88266
0004089700	04-1999	5100	3136	13	024	BEVI TABLE 30X96	90.00	35.57	54.43	08.00	88266
0004089800	04-1999	5100	3136	13	024	BEVI TABLE 30X96	90.00	35.57	54.43	08-00	88266
0004089900	04-1999	5100	3136	13	024	BEVI TABLE 30X96	90.00	35.57	54.43	08-00	88266
0004090000	04-1999	5100	3136	13	024	BEVI TABLE 30X96	90.00	35.57	54.43	08-00	88266
0004090100	04-1999	5100	3136	13	024	BEVI TABLE 30X96	90.00	35.57	54.43	08-00	88266
0004090200	04-1999	5100	3136	13	024	BEVI TABLE 30X96	90.00	35.57	54.43	08-00	88266
0004090300	04-1999	5100	3136	13	024	BEVI TABLE 30X96	90.00	35.57	54.43	08-00	88266
0004090400	04-1999	5100	3136	13	024	BEVI TABLE 30X96	90.00	35.57	54.43	08-00	88266
0004090500	04-1999	5100	3136	13	024	BEVI TABLE 30X96	90.00	35.57	54.43	08-00	88266
0004090600	04-1999	5100	3136	13	024	BEVI TABLE 30X96	90.00	35.57	54.43	08-00	88266
0004090700	04-1999	5100	3136	13	024	BEVI TABLE 30X96	90.00	35.57	54.43	08-00	88266
0004090800	04-1999	5100	3136	13	024	BEVI TABLE 30X96	90.00	35.57	54.43	08-00	88266
0004090900	04-1999	5100	3136	13	024	BEVI TABLE 30X96	90.00	35.57	54.43	08-00	88266
0004091000	04-1999	5100	3136	13	024	BEVI TABLE 30X96	90.00	35.57	54.43	08-00	88266
0004091100	04-1999	5100	3136	13	024	BEVI TABLE 30X96	90.00	35.57	54.43	08-00	88266
0004091200	04-1999	5100	3136	13	024	BEVI TABLE 30X96	90.00	35.57	54.43	08-00	88266
0004091300	04-1999	5100	3136	13	024	BEVI TABLE 30X96	90.00	35.57	54.43	08-00	88266
0004091400	04-1999	5100	3136	13	024	BEVI TABLE 30X96	90.00	35.57	54.43	08-00	88266
0004091500	04-1999	5100	3136	13	024	BEVI TABLE 30X96	90.00	35.57	54.43	08-00	88266
0004091600	04-1999	5100	3136	13	024	BEVI TABLE 30X96	90.00	35.57	54.43	08-00	88266
0004091700	04-1999	5100	3136	13	024	BEVI TABLE 30X96	90.00	35.57	54.43	08-00	88266
0004091800	04-1999	5100	3136	13	024	BEVI TABLE 30X96	90.00	35.57	54.43	08-00	88266
0004091900	04-1999	5100	3136	13	024	BEVI TABLE 30X96	90.00	35.57	54.43	08-00	88266
0004092000	04-1999	5100	3136	13	024	BEVI TABLE 30X96	90.00	35.57	54.43	08-00	88266
0004132000	04-1999	5100	3136	13	024	CABINET	410.00	162.08	247.92	08-00	90092
0004305900	04-1999	5100	3136	13	024	CREDENZA	540.00	213.46	326.54	08-00
0004333500	04-1999	5100	3136	13	024	FILE 2 DWR LATERAL	210.00	73.77	136.23	09-00
0004333600	04-1999	5100	3136	13	024	FILE 2 DWR LATERAL	210.00	73.77	136.23	09-00
0004333700	04-1999	5100	3136	13	024	FILE 2 DWR LATERAL	210.00	73.77	136.23	09-00
0004463100	04-1999	5100	3136	13	024	BLUE DESK CHAIR, NO ARM, ADJ. HEIGHT	230.00	72.83	157.17	10-00	MISC		DAYTONS
0004463200	04-1999	5100	3136	13	024	BLUE DESK CHAIR, NO ARM, ADJ. HEIGHT	230.00	72.83	157.17	10-00	MISC		DAYTONS
0004463300	04-1999	5100	3136	13	024	BLUE DESK CHAIR, NO ARM, ADJ. HEIGHT	230.00	72.83	157.17	10-00	MISC		DAYTONS
0004507100	04-1999	5100	3136	13	024	CHAIR DESK HI BACK	290.00	91.83	198.17	10-00	93084
0004507200	04-1999	5100	3136	13	024	CHAIR DESK HI BACK	290.00	91.83	198.17	10-00	93084
0004507300	04-1999	5100	3136	13	024	CHAIR DESK HI BACK	290.00	91.83	198.17	10-00	93084
0004507400	04-1999	5100	3136	13	024	CHAIR DESK HI BACK	290.00	91.83	198.17	10-00	93084
0004507500	04-1999	5100	3136	13	024	CHAIR DESK HI BACK	290.00	91.83	198.17	10-00	93084
0004507600	04-1999	5100	3136	13	024	CONFERENCE CHAIR	230.00	72.83	157.17	10-00	93084
0004507700	04-1999	5100	3136	13	024	CONFERENCE CHAIR	230.00	72.83	157.17	10-00	93084
0004507800	04-1999	5100	3136	13	024	CONFERENCE CHAIR	230.00	72.83	157.17	10-00	93084
0004507900	04-1999	5100	3136	13	024	CONFERENCE CHAIR	230.00	72.83	157.17	10-00	93084
0004508000	04-1999	5100	3136	13	024	CONFERENCE CHAIR	230.00	72.83	157.17	10-00	93084
0004508100	04-1999	5100	3136	13	024	CONFERENCE CHAIR	230.00	72.83	157.17	10-00	93084
0004508200	04-1999	5100	3136	13	024	CONFERENCE CHAIR	230.00	72.83	157.17	10-00	93084
0004508300	04-1999	5100	3136	13	024	CONFERENCE CHAIR	230.00	72.83	157.17	10-00	93084
0004508400	04-1999	5100	3136	13	024	CONFERENCE CHAIR	230.00	72.83	157.17	10-00	93084
0004508500	04-1999	5100	3136	13	024	CONFERENCE CHAIR	230.00	72.83	157.17	10-00	93084
0004508600	04-1999	5100	3136	13	024	CONFERENCE CHAIR	230.00	72.83	157.17	10-00	93084
0004508700	04-1999	5100	3136	13	024	CONFERENCE CHAIR	230.00	72.83	157.17	10-00	93084
0004508800	04-1999	5100	3136	13	024	CONFERENCE CHAIR	230.00	72.83	157.17	10-00	93084
0004508900	04-1999	5100	3136	13	024	CONFERENCE CHAIR	230.00	72.83	157.17	10-00	93084
0004509000	04-1999	5100	3136	13	024	CONFERENCE CHAIR	230.00	72.83	157.17	10-00	93084
0004509100	04-1999	5100	3136	13	024	CONFERENCE CHAIR	230.00	72.83	157.17	10-00	93084
0004509200	04-1999	5100	3136	13	024	CONFERENCE CHAIR	230.00	72.83	157.17	10-00	93084
0004509300	04-1999	5100	3136	13	024	CONFERENCE CHAIR	230.00	72.83	157.17	10-00	93084
0004509400	04-1999	5100	3136	13	024	CONFERENCE CHAIR	230.00	72.83	157.17	10-00	93084
0004509500	04-1999	5100	3136	13	024	CONFERENCE CHAIR	230.00	72.83	157.17	10-00	93084
0004509600	04-1999	5100	3136	13	024	CONFERENCE CHAIR	230.00	72.83	157.17	10-00	93084
0004509700	04-1999	5100	3136	13	024	CONFERENCE CHAIR	230.00	72.83	157.17	10-00	93084
0004509800	04-1999	5100	3136	13	024	CONFERENCE CHAIR	230.00	72.83	157.17	10-00	93084
0004509900	04-1999	5100	3136	13	024	CONFERENCE CHAIR	230.00	72.83	157.17	10-00	93084
Lease Schedule 26 West Campus

SHUT CORP FIXED ASSETS excluding Real Property 05.02 — ST CLOUD

3ITEM NUMBER	BK BEG	ASSET	COSTCE	LOC	BLDG	ASSET DESCRIPTION	BOOK COST	ACCM DEPR	NET BOOK	LIFE	CER #	SERIAL NO	VENDOR NAME
0004510000	04-1999	5100	3136	13	024	CONFERENCE CHAIR	230.00	72.83	157.17	10-00	93084
0004510100	04-1999	5100	3136	13	024	CONFERENCE CHAIR	230.00	72.83	157.17	10-00	93084
0004510200	04-1999	5100	3136	13	024	CONFERENCE CHAIR	230.00	72.83	157.17	10-00	93084
0004510300	04-1999	5100	3136	13	024	CONFERENCE CHAIR	230.00	72.83	157.17	10-00	93084
0004510400	04-1999	5100	3136	13	024	CONFERENCE CHAIR	230.00	72.83	157.17	10-00	93084
0004510500	04-1999	5100	3136	13	024	CONFERENCE CHAIR	230.00	72.83	157.17	10-00	93084
0004510600	04-1999	5100	3136	13	024	CONFERENCE CHAIR	230.00	72.83	157.17	10-00	93084
0004510700	04-1999	5100	3136	13	024	CONFERENCE CHAIR	230.00	72.83	157.17	10-00	93084
0004510800	04-1999	5100	3136	13	024	CONFERENCE CHAIR	230.00	72.83	157.17	10-00	93084
0004510900	04-1999	5100	3136	13	024	CONFERENCE CHAIR	230.00	72.83	157.17	10-00	93084
0004511000	04-1999	5100	3136	13	024	CONFERENCE CHAIR	230.00	72.83	157.17	10-00	93084
0004550100	04-1999	5100	3136	13	024	ARCHITECTURAL CABINETS INSTALLED	1,600.00	506.67	1,093.33	10-00
UN00042816	04-1999	5100	3136	13	024	24 POWERWAY/6 DUPLEXES	1,000.00	395.29	604.71	08-00	88266
UN00042817	04-1999	5100	3136	13	024	MOVE FURNITURE	180.00	71.16	108.84	08-00	88266
UN00042818	04-1999	5100	3136	13	024	MOVE FURNITURE/CLEAN PANELS	500.00	197.65	302.35	08-00	88266
UN00042819	04-1999	5100	3136	13	024	30 NAPKIN HOLDERS	140.00	55.35	84.65	08-00	88266
UN00042820	04-1999	5100	3136	13	024	VERTICAL/METAL BLINDS	2,400.00	948.71	1,451.29	08-00	88266
UN00790000	04-1999	5100	3136	13	024	TABLES	180.00	71.16	108.84	08-00	88266
UN00799400	04-1999	5100	3136	13	024	B 24 ICE MACHINE	590.00	233.23	356.77	08-00	88266
UN00887400	04-1999	5100	3136	13	024	3 DESKS W/RTNS, 5 PANELS, 2 STOR BINS	2,900.00	1,020.37	1,879.63	09-00
UN00930400	04-1999	5100	3136	13	024	MOVABLE WALL IN B24 TRAINING ROOM	6,400.00	2,026.67	4,373.33	10-00	93086
0004168200	04-1999	5100	4020	13	024	REPUBLIC STEEL LOCKER	180.00	71.16	108.84	08-00	90114
0004168300	04-1999	5100	4020	13	024	REPUBLIC STEEL LOCKER	180.00	71.16	108.84	08-00	90114
0004168400	04-1999	5100	4020	13	024	REPUBLIC STEEL LOCKER	180.00	71.16	108.84	08-00	90114
0004168500	04-1999	5100	4020	13	024	REPUBLIC STEEL LOCKER	180.00	71.16	108.84	08-00	90114
0004464500	04-1999	5100	4050	13	024	STEELCASE 4-DRAWER FILE CABINET	410.00	129.83	280.17	10-00	MISC		DAYTONS
0004487600	04-1999	5100	4050	13	024	BOOKCASE SQ EDGE 13 7/8X72X29 7/8	460.00	145.67	314.33	10-00
0004487700	04-1999	5100	4050	13	024	BOOKCASE SQ EDGE 13 7/8X72X29 7/8	460.00	145.67	314.33	10-00
0004487800	04-1999	5100	4050	13	024	CABINET DBL DOOR	520.00	164.67	355.33	10-00
0003983500	04-1999	5100	4051	13	024	FINGERPRINT DISPENSER	230.00	90.92	139.08	08-00
0004160400	04-1999	5100	4051	13	024	GE REFRIGERATOR	360.00	142.30	217.70	08-00
0003983300	04-1999	5100	7037	13	024	SECURITY CIRCLES	180.00	71.16	108.84	08-00
0003983400	04-1999	5100	7037	13	024	SECURITY CIRCLES	180.00	71.16	108.84	08-00
0004458100	04-1999	5100	7037	13	024	BLUE HIGH BACK DESK CHAIR	270.00	95.00	175.00	09-00	MISC		DAYTONS
0004458200	04-1999	5100	7037	13	024	BLUE HIGH BACK DESK CHAIR	270.00	95.00	175.00	09-00	MISC		DAYTONS
0004464800	04-1999	5100	7038	13	024	BROWN CHAIR W/ ARMS	350.00	110.83	239.17	10-00	MISC		DAYTONS
0003953600	04-1999	5100	7070	13	024	GUEST CHAIR	270.00	106.73	163.27	08-00	90025
0003953700	04-1999	5100	7070	13	024	GUEST CHAIR	270.00	106.73	163.27	08-00	90025
0003953800	04-1999	5100	7070	13	024	GUEST CHAIR	270.00	106.73	163.27	08-00	90025
0003953900	04-1999	5100	7070	13	024	GUEST CHAIR	270.00	106.73	163.27	08-00	90025
0003954000	04-1999	5100	7070	13	024	GUEST CHAIR	270.00	106.73	163.27	08-00	90025
0003954100	04-1999	5100	7070	13	024	GUEST CHAIR	270.00	106.73	163.27	08-00	90025
0003954200	04-1999	5100	7070	13	024	HIGH BACK CHAIR	320.00	126.50	193.50	08-00	90025
0003954300	04-1999	5100	7070	13	024	70 X 35 RECTANGULAR TABLE	680.00	268.81	411.19	08-00	90025
0003954400	04-1999	5100	7070	13	024	HIGH BACK CHAIR	320.00	126.50	193.50	08-00	90025
0003954500	04-1999	5100	7070	13	024	PEDESTAL DESK LEFT	590.00	233.23	356.77	08-00	90025
0003954600	04-1999	5100	7070	13	024	PEDESTAL DESK LEFT	590.00	233.23	356.77	08-00	90025
0003954700	04-1999	5100	7070	13	024	DOUBLE PEDESTAL DESK	680.00	268.81	411.19	08-00	90025
0003954800	04-1999	5100	7070	13	024	DOUBLE PEDESTAL DESK	680.00	268.81	411.19	08-00	90025
0003954900	04-1999	5100	7070	13	024	DOUBLE PEDESTAL DESK	680.00	268.81	411.19	08-00	90025
0003955000	04-1999	5100	7070	13	024	DOUBLE PEDESTAL DESK	680.00	268.81	411.19	08-00	90025
0003955100	04-1999	5100	7070	13	024	DOUBLE PEDESTAL DESK	680.00	268.81	411.19	08-00	90025
0003955200	04-1999	5100	7070	13	024	71 X 20 CREDENZA	630.00	249.03	380.97	08-00	90025
0003955300	04-1999	5100	7070	13	024	71 X 20 CREDENZA	630.00	249.03	380.97	08-00	90025
0003955400	04-1999	5100	7070	13	024	71 X 20 CREDENZA	630.00	249.03	380.97	08-00	90025
0003955500	04-1999	5100	7070	13	024	71 X 20 CREDENZA	630.00	249.03	380.97	08-00	90025
0003955600	04-1999	5100	7070	13	024	71 X 20 CREDENZA	630.00	249.03	380.97	08-00	90025
0003955700	04-1999	5100	7070	13	024	71 X 20 CREDENZA	630.00	249.03	380.97	08-00	90025
0003955800	04-1999	5100	7070	13	024	71 X 20 CREDENZA	630.00	249.03	380.97	08-00	90025
0003955900	04-1999	5100	7070	13	024	30 X 20 X 20 TABLE	140.00	55.35	84.65	08-00	90025
0003956000	04-1999	5100	7070	13	024	BOOKCASE	180.00	71.16	108.84	08-00	90025
0003956100	04-1999	5100	7070	13	024	CREDENZA	500.00	197.65	302.35	08-00	90025
Lease Schedule 27 West Campus

SHUT CORP FIXED ASSETS excluding Real Property 05.02 — ST CLOUD

ITEM NUMBER	BK BEG	ASSET	COSTCE	LOC	BLDG	ASSET DESCRIPTION	BOOK COST	ACCM DEPR	NET BOOK	LIFE	CER #	SERIAL NO	VENDOR NAME
0003956101	04-1999	5100	7070	13	024	DELIVERY	140.00	55.35	84.65	08-00	90025
0003956200	04-1999	5100	7070	13	024	GUEST CHAIR	180.00	71.16	108.84	08-00	90025
0003956300	04-1999	5100	7070	13	024	GUEST CHAIR	180.00	71.16	108.84	08-00	90025
0003956400	04-1999	5100	7070	13	024	GUEST CHAIR	180.00	71.16	108.84	08-00	90025
0003956500	04-1999	5100	7070	13	024	GUEST CHAIR	180.00	71.16	108.84	08-00	90025
0003956600	04-1999	5100	7070	13	024	GUEST CHAIR	180.00	71.16	108.84	08-00	90025
0003956700	04-1999	5100	7070	13	024	GUEST CHAIR	180.00	71.16	108.84	08-00	90025
0003956800	04-1999	5100	7070	13	024	GUEST CHAIR	180.00	71.16	108.84	08-00	90025
0003956900	04-1999	5100	7070	13	024	GUEST CHAIR	180.00	71.16	108.84	08-00	90025
0003957000	04-1999	5100	7070	13	024	GUEST CHAIR	180.00	71.16	108.84	08-00	90025
0003957100	04-1999	5100	7070	13	024	GUEST CHAIR	180.00	71.16	108.84	08-00	90025
0003957200	04-1999	5100	7070	13	024	GUEST CHAIR	180.00	71.16	108.84	08-00	90025
0003957300	04-1999	5100	7070	13	024	SINGLE DESK PEDESTAL	500.00	197.65	302.35	08-00	90025
0003957400	04-1999	5100	7070	13	024	TYPING RETURN	410.00	162.08	247.92	08-00	90025
0003957500	04-1999	5100	7070	13	024	CREDENZA	540.00	213.46	326.54	08-00	90025
0003957600	04-1999	5100	7070	13	024	RIGHT PEDESTAL DESK	500.00	197.65	302.35	08-00	90025
0003957700	04-1999	5100	7070	13	024	LEFT SIDE TYPING RETURN	410.00	162.08	247.92	08-00	90025
0003957800	04-1999	5100	7070	13	024	WALNUT 20’ CONFERENCE TABLE	810.00	320.19	489.81	08-00	90025
0003965500	04-1999	5100	7070	13	024	45” BINDER BIN	140.00	55.35	84.65	08-00	90025
0003965600	04-1999	5100	7070	13	024	45” BINDER BIN	140.00	55.35	84.65	08-00	90025
0003965700	04-1999	5100	7070	13	024	TASKLIGHT 45”	90.00	35.57	54.43	08-00	90025
0003965800	04-1999	5100	7070	13	024	TASKLIGHT 45”	90.00	35.57	54.43	08-00	90025
0003965900	04-1999	5100	7070	13	024	ARMOIRE CABINET	590.00	233.23	356.77	08-00	90025
0003966000	04-1999	5100	7070	13	024	ROLLING TV STAND	230.00	90.92	139.08	08-00	90025
0003966100	04-1999	5100	7070	13	024	54” DIA CONFERENCE TABLE	770.00	304.38	465.62	08-00	90025
0003966101	04-1999	5100	7070	13	024	DELIVERY CHARGE	140.00	55.35	84.65	08-00	90025
0003972100	04-1999	5100	7070	13	024	SWIVEL CHAIR W/WOOD BASE	230.00	90.92	139.08	08-00	90025
0003972200	04-1999	5100	7070	13	024	SWIVEL CHAIR W/WOOD BASE	230.00	90.92	139.08	08-00	90025
0003972300	04-1999	5100	7070	13	024	SWIVEL CHAIR W/WOOD BASE	230.00	90.92	139.08	08-00	90025
0003972400	04-1999	5100	7070	13	024	SWIVEL CHAIR W/WOOD BASE	230.00	90.92	139.08	08-00	90025
0003972500	04-1999	5100	7070	13	024	SWIVEL CHAIR W/WOOD BASE	230.00	90.92	139.08	08-00	90025
0003972600	04-1999	5100	7070	13	024	SWIVEL CHAIR W/WOOD BASE	230.00	90.92	139.08	08-00	90025
0003972700	04-1999	5100	7070	13	024	SWIVEL CHAIR W/WOOD BASE	230.00	90.92	139.08	08-00	90025
0003972800	04-1999	5100	7070	13	024	SWIVEL CHAIR W/WOOD BASE	230.00	90.92	139.08	08-00	90025
0003972900	04-1999	5100	7070	13	024	SWIVEL CHAIR W/WOOD BASE	230.00	90.92	139.08	08-00	90025
0003973000	04-1999	5100	7070	13	024	SWIVEL CHAIR W/WOOD BASE	230.00	90.92	139.08	08-00	90025
0003973100	04-1999	5100	7070	13	024	SWIVEL CHAIR W/WOOD BASE	230.00	90.92	139.08	08-00	90025
0003973200	04-1999	5100	7070	13	024	SWIVEL CHAIR W/WOOD BASE	230.00	90.92	139.08	08-00	90025
0003973300	04-1999	5100	7070	13	024	SWIVEL CHAIR W/WOOD BASE	230.00	90.92	139.08	08-00	90025
0003973400	04-1999	5100	7070	13	024	SWIVEL CHAIR W/WOOD BASE	230.00	90.92	139.08	08-00	90025
0003973500	04-1999	5100	7070	13	024	SWIVEL CHAIR W/WOOD BASE	230.00	90.92	139.08	08-00	90025
0003973600	04-1999	5100	7070	13	024	SWIVEL CHAIR W/WOOD BASE	230.00	90.92	139.08	08-00	90025
0003973700	04-1999	5100	7070	13	024	PNEUMATIC CHAIR	320.00	126.50	193.50	08-00	90025
0003975600	04-1999	5100	7070	13	024	30 X45 WORKSURFACE	180.00	71.16	108.84	08-00	90025
0003975700	04-1999	5100	7070	13	024	30 X 45 WORKSURFACE	180.00	71.16	108.84	08-00	90025
0003987400	04-1999	5100	7070	13	024	NEWPORT GUEST CHAIRS	320.00	126.50	193.50	08-00	90025
0003987500	04-1999	5100	7070	13	024	NEWPORT GUEST CHAIRS	320.00	126.50	193.50	08-00	90025
0003987600	04-1999	5100	7070	13	024	NEWPORT GUEST CHAIRS	320.00	126.50	193.50	08-00	90025
0003987700	04-1999	5100	7070	13	024	NEWPORT GUEST CHAIRS	320.00	126.50	193.50	08-00	90025
0003988400	04-1999	5100	7070	13	024	RIGHT RETURN	590.00	233.23	356.77	08-00	90025
0003988500	04-1999	5100	7070	13	024	RIGHT RETURN	590.00	233.23	356.77	08-00	90025
0004141500	04-1999	5100	7070	13	024	GUEST CHAIR 2461W	230.00	90.92	139.08	08-00	90147
0004141600	04-1999	5100	7070	13	024	GUEST CHAIR 2461W	230.00	90.92	139.08	08-00	90147
0004141700	04-1999	5100	7070	13	024	GUEST CHAIR 2461W	230.00	90.92	139.08	08-00	90147
0004141800	04-1999	5100	7070	13	024	GUEST CHAIR 2461W	230.00	90.92	139.08	08-00	90147
0004141900	04-1999	5100	7070	13	024	GUEST CHAIR 2461W	230.00	90.92	139.08	08-00	90147
0004142000	04-1999	5100	7070	13	024	GUEST CHAIR 2461W	230.00	90.92	139.08	08-00	90147
UN00074100	04-1999	5100	7237	13	024	S/75 WHSEEPBXLEXERS	55,000.00	21,741.12	33,258.88	08-00	88266

ITURE AND FIXTURES							142,030.00	54,363.30	87,666.70

0003958200	04-1999	5101	3136	13	024	MAGIC CHEF ICE MAKER	360.00	142.30	217.70	08-00	90025
Lease Schedule 28 West Campus

SHUT CORP FIXED ASSETS excluding Real Property 05.02 — ST CLOUD

21[3] ITEM NUMBER	BK BEG	ASSET	COSTCE	LOC	BLDG	ASSET DESCRIPTION	BOOK COST	ACCM DEPR		NET BOOK	LIFE	CER #	SERIAL NO	VENDOR NAME
0003962800	04-1999	5101	3136	13	024	SANYO 3.6 CU FT REFRIGERATOR	90.00	35.57		54.43	08-00	88266
0004013300	04-1999	5101	3136	13	024	WELBUILT REFRIGERATOR 4.8 CU FEET	90.00	35.57		54.43	08-00	88266
0004628800	04-1999	5101	4050	13	024	DESTROYIT SHREDDER	1,100.00	348.33		751.67	10-00		1275007
0004158300	04-1999	5101	4051	13	024	1040 COPIER	270.00	106.73		163.27	08-00
0004158600	04-1999	5101	4051	13	024	1040 COPIER	180.00	71.16		108.84	08-00	90115
0004446400	04-1999	5101	7038	13	024	NORELCO MICRO TRANSCRIBER	270.00	95.00		175.00	09-00		20400939

:ICE EQUIPMENT							2,360.00	834.66		1,525.34

0004082300	04-1999	5300	3136	13	024	FIREBREAK	180.00	71.25	.	108.75	08-00
0004082400	04-1999	5300	3136	13	024	UPPER YELLOWSTONE FALLS	180.00	71.25		108.75	08-00
UN00076100	04-1999	5300	3136	13	024	FRAMING OF ART	230.00	90.92		139.08	08-00	88266
UN00789900	04-1999	5300	3136	13	024	FRAME	230.00	90.92		139.08	08-00	88266
UN00801300	04-1999	5300	3136	13	024	ART PIECES	1,300.00	513.88		786.12	08-00	88266
0003965000	04-1999	5300	7070	13	024	ART -SEA SIDE ESCAPE	140.00	55.42		84.58	08-00	90025
0003965100	04-1999	5300	7070	13	024	ART — FROSTY MORN	140.00	55.42		84.58	08-00	90025
0003965200	04-1999	5300	7070	13	024	ART — CLIMB EVERY MOUNTAIN	180.00	71.25		108.75	08-00	90025
0003965300	04-1999	5300	7070	13	024	ART — MAJESTIC VIEW	180.00	71.25		108.75	08-00	90025
0003965400	04-1999	5300	7070	13	024	ART — BLUE SPRING	140.00	55.42		84.58	08-00	90025

WORK							2,900.00	1,146.98		1,753.02

0004545200	04-1999	7100	4051	13	024	MOTORIZED HAND PALLET TRUCK	1,100.00	1,100.00		0.00	02-00		553421
0004549400	04-1999	7100	4051	13	024	BATTERY M2601812513B	730.00	730.00		0.00	02-00	93205	GKU2235
0004549500	04-1999	7100	4051	13	024	BATTERY M2601812513B	730.00	730.00		0.00	02-00	93205	GKU2236
0004549600	04-1999	7100	4051	13	024	BATTERY M2601812513B	730.00	730.00		0.00	02-00	93205	GKU2237
0004549700	04-1999	7100	4051	13	024	BATTERY M2601812513B	730.00	730.00		0.00	02-00	93205	GKU2037
0004549800	04-1999	7100	4051	13	024	BATTERY M2601812513B	730.00	730.00		0.00	02-00	93205	GKU2034
0004549900	04-1999	7100	4051	13	024	BATTERY M2601812513B	730.00	730.00		0.00	02-00	93205	GKU2035
0004550000	04-1999	7100	4051	13	024	BATTERY M2601812513B	730.00	730.00		0.00	02-00	93205	GKU2036
0004255900	04-1999	7100	7037	13	024	1991 CUSHMAN ELECTRIC VEHICLE	680.00	680.00		0.00	01-00

IERIAL HANDLING EQUIPMENT							6,890.00	6,890.00		0.00
Lease Schedule 29 West Campus

SHUT CORP FIXED ASSETS excluding Real Property 05.02 — ST CLOUD

ITEM NUMBER	BK BEG	ASSET	COSTCE	LOC	BLDG	ASSET DESCRIPTION	BOOK COST	ACCM DEPR	NET BOOK	LIFE	CER #	SERIAL NO	VENDOR NAME
ING 25

0005061500	04-1999	5000	7052	13	025	MOORE PS5 SPEEDISEALER (FIGI’S)	8,300.00	1,877.38	6,422.62	14-00	97044	21688	BOTTOMLINE TECH
0004748000	04-1999	5000	3136	13	025	NONCYCLING REFRIGERATED AIR DRYER	2,400.00	760.00	1,640.00	10-00	93232	87533-1
0004752800	04-1999	5000	3136	13	025	SCRUBBER MODEL 530E SB	19,600.00	6,206.67	13,393.33	10-00	93232	530-7966
0004783800	04-1999	5000	3136	13	025	QUINCY ROTARY SCREW AIR COMPRESSOR	14,200.00	4,087.88	10,112.12	11-00	93232	QSI1245ACA31	JH FOSTER MN
0004785001	04-1999	5000	3136	13	025	SELCO BALER	62,000.00	17,848.48	44,151.52	11-00	93232	07947780	RECOVERY SYSTEMS
UN00994800	04-1999	5000	3136	13	025	FIRE ALARM EQUIPMENT	12,300.00	3,540.91	8,759.09	11-00	93232
0004785100	04-1999	5000	4051	13	025	STARBURST-X FINAL ASSY	13,400.00	3,857.58	9,542.42	11-00	93232
0004785200	04-1999	5000	4051	13	025	STARBURST-X FINAL ASSY	13,400.00	3,857.58	9,542.42	11-00	93232
UN00984100	04-1999	5000	4051	13	025	RADIOS IN FORKLIFTS, BASE & REPEATER	32,000.00	10,133.33	21,866.67	10-00	93232
UN00986305	04-1999	5000	4051	13	025	HRA PAYMENT	-536,000.00	-154,303.03	-381,696.97	11-00	93232
UN00986306	04-1999	5000	4051	13	025	HRA PAYMENT TRANSFER	179,000.00	51,530.30	127,469.70	11-00	93232		HRA PAYMENT
UN00988200	04-1999	5000	4051	13	025	STORAGE RACKING	2,210,000.00	636,212.12	1,573,787.88	11-00	93232
UN00988201	04-1999	5000	4051	13	025	STORAGE RACKING	22,000.00	6,333.33	15,666.67	11-00	93232		STORAGE SPECIALISTS
UN00988202	04-1999	5000	4051	13	025	RACKING	25,000.00	7,196.97	17,803.03	11-00	93232
UN00988203	04-1999	5000	4051	13	025	ADD RACK EXTENSION	13,600.00	3,915.15	9,684.85	11-00	93232		CARDINAL MATERIALS
UN00988300	04-1999	5000	4051	13	025	RAPISTAN CONVEYOR SYSTEM & PACK LINES	1,190,000.00	342,575.76	847,424.24	11-00	93232
UN00988301	04-1999	5000	4051	13	025	FINAL BILLING ON CONVEYOR	39,000.00	11,227.27	27,772.73	11-00	93232
UN00988302	04-1999	5000	4051	13	025	CONVEYOR BELT FIRE WALL	140.00	40.30	99.70	11-00	93232		ABULL
UN00998000	04-1999	5000	4051	13	025	50 POLY BAG CARTS	13,700.00	3,943.94	9,756.06	11-00	93232		ANDERSON FABRICATED
0004215100	04-1999	5000	4071	13	025	1991 OTTAWA YARD TRACTOR	30,000.00	11,858.79	18,141.21	08-00	90318	65957
0005076900	12-1999	5000	3136	13	025	GRACO LINE STRIPPER	3,402.68	850.67	2,552.01	10-00	MISC1		HIRSHFIELD’S
0002226500	04-1999	5000	4071	13	025	RAMP	60.00	37.97	22.03	05-00
0005075700	12-1999	5000	4051	13	025	RACKING FOR PCP	17,101.85	4,275.46	12,826.39	10-00	99021		MATERIAL HANDLING

INERY AND EQUIPMENT							3,384,604.53	977,864.81	2,406,739.72

0004793700	04-1999	5001	3104	13	025	S20 64MB DESKTOP SERVER	4,876.00	4,876.00	0.00	02-00	95068		WARE INC
0004822200	04-1999	5001	3104	13	025	LIC DISK ARRAY SUBSYS DS	8,600.00	8,600.00	0.00	02-00	95068		IBM
UN00988500	04-1999	5001	3136	13	025	SECURITY CARD READERS	10,545.00	10,545.00	0.00	02-00	93232
UN00988501	04-1999	5001	3136	13	025	SECURITY CARD READERS	4,163.00	4,163.00	0.00	02-00	93232
UN00988600	04-1999	5001	3136	13	025	CABLING & NETWORKING	8,227.00	8,227.00	0.00	02-00	93232
UN00988601	04-1999	5001	3136	13	025	NETWORKING	7,152.00	7,152.00	0.00	02-00	93232		US PREMISE
0004737200	04-1999	5001	4051	13	025	PRIMA 500 DOT MATRIX COAX PRINTER	355.00	355.00	0.00	02-00	93232
0004737300	04-1999	5001	4051	13	025	PRIMA 500 DOT MATRIX COAX PRINTER	355.00	355.00	0.00	02-00	93232
0004737400	04-1999	5001	4051	13	025	PRIMA 500 DOT MATRIX COAX PRINTER	355.00	355.00	0.00	02-00	93232
0004737500	04-1999	5001	4051	13	025	PRIMA 500 DOT MATRIX COAX PRINTER	355.00	355.00	0.00	02-00	93232
0004737600	04-1999	5001	4051	13	025	PRIMA 500 DOT MATRIX COAX PRINTER	355.00	355.00	0.00	02-00	93232
0004737700	04-1999	5001	4051	13	025	PRIMA 500 DOT MATRIX COAX PRINTER	355.00	355.00	0.00	02-00	93232
0004772400	04-1999	5001	4051	13	025	PRIMA 500 DOT MATRIX COAX PRINTER	354.00	354.00	0.00	02-00	93232
0004772500	04-1999	5001	4051	13	025	PRIMA 500 DOT MATRIX COAX PRINTER	354.00	354.00	0.00	02-00	93232
0004772600	04-1999	5001	4051	13	025	PRIMA 500 DOT MATRIX COAX PRINTER	354.00	354.00	0.00	02-00	93232
0004772700	04-1999	5001	4051	13	025	PRIMA 500 DOT MATRIX COAX PRINTER	355.00	355.00	0.00	02-00	93232
0004772800	04-1999	5001	4051	13	025	PRIMA 500 DOT MATRIX COAX PRINTER	355.00	355.00	0.00	02-00	93232
UN00994900	04-1999	5001	4071	13	025	TRAFFIC/DISPATCH ACCESS CONTROL	4,018.00	4,018.00	0.00	02-00	93232

UTER EQUIPMENT							51,483.00	51,483.00	0.00

UN00973600	04-1999	5100	3136	13	025	DBL PED DESK, BOOKCASE, 2 CREDENZAS	1,300.00	411.67	888.33	10-00	93232
UN00978200	04-1999	5100	3136	13	025	DESK, RETURNS, AND PANELS	17,100.00	5,415.00	11,685.00	10-00	93232
UN00978201	04-1999	5100	3136	13	025	CHAIRS, PANELS, & TABLES	20,000.00	6,333.33	13,666.67	10-00	93232
UN00978202	04-1999	5100	3136	13	025	CABINET, PANEL, DESK, & 5 FILE CABINETS	3,400.00	978.79	2,421.21	11-00	93232		DAYTONS
UN00978203	04-1999	5100	3136	13	025	FURNITURE	35,000.00	10,075.76	24,924.24	11-00	93232
UN00978204	04-1999	5100	3136	13	025	DESKS, PANELS, & MISC FURNITURE	13,200.00	3,800.00	9,400.00	11-00	93232		DAYTONS
UN00978205	04-1999	5100	3136	13	025	FURNITURE & LABOR	5,900.00	1,698.48	4,201.52	11-00	93232
UN00978206	04-1999	5100	3136	13	025	ADDITIONAL PANELS (4)	630.00	181.36	448.64	11-00	93232
UN00978207	04-1999	5100	3136	13	025	PAINT AND PREP FURNITURE	490.00	141.06	348.94	11-00	93232
UN00978208	04-1999	5100	3136	13	025	INSTALLATION	1,300.00	374.24	925.76	11-00	93232		DAYTONS

TURE AND FIXTURES							98,320.00	29,409.69	68,910.31
Lease Schedule 30 West Campus

SHUT CORP FIXED ASSETS excluding Real Property 05.02 — ST CLOUD

ITEM NUMBER	BK BEG	ASSET	COSTCE	LOC	BLDG	ASSET DESCRIPTION	BOOK COST	ACCM DEPR	NET BOOK	LIFE	CER #	SERIAL NO	VENDOR NAME
UN00994700	04-1999	5001	3136	13	025	CCTV SYSTEM	3,360.00	3,360.00	0.00	02-00	93232
UN00991800	04-1999	5001	7237	13	025	PHONE SYSTEM	14,460.00	14,460.00	0.00	02-00	93232
0004162000	04-1999	5101	4071	13	025	STARSET SERIES HEADSET	90.00	35.57	54.43	08-00
0005070900	05-1999	5200	4071	13	025	FAX MACHINE MODEL 9930	2,018.00	1,244,43	773.57	05-00	MISC1	9959000	PITNEY BOWLES
0004762000	04-1999	5101	4051	13	025	KONICA 850L FAX MACHINE	2,000.00	633.33	1,366.67	10-00	93232	7498401146

E EQUIPMENT							21,928.00	19,733.33	2,194.67

0004793300	04-1999	7001	4071	13	025	95 GMC SIERRA 1/2 TON PICK UP	6,800.00	6,800.00	0.00	02-00	95015	1GTEC14K25SZ	MILLER PONTIAC
UN00009901	04-1999	7001	4071	13	025	DLP ENGING ASSY	1,100.00	1,100.00	0.00	02-00		055366,63484
UN00009902	12-1999	7001	4071	13	025	TRUCK 18 ENGINE REPAIRS	18,489.79	15,408.16	3,081.63	03-00	99029		GRILLE AUTO TRUCK
UN00814000	04-1999	7001	4071	13	025	91 GMC C1500 2WD PICKUP	3,500.00	3,500.00	0.00	01-00	91020
UN01007600	04-1999	7001	4071	13	025	OVERHAUL ENGINE IN JOCKEY TRUCK #17	6,200.00	6,200.00	0.00	02-00	95141	64398	GATR WHITE GMC
0004771100	04-1999	7002	4071	13	025	1995 OTTAWA SPOT TRACTOR	41,000.00	11,803.03	29,196.97	11-00	93232	11VAAl2F45A0	GATR
0004771200	04-1999	7002	4071	13	025	1995 OTTAWA SPOT TRACTOR	41,000.00	11,803.03	29,196.97	11-00	93232	11VAAl2F65A0	GATR
UN01191700	02-2000	7002	4071	13	025	2 TRAILERS FROM PCP	22,348.43	5,214.63	17,133.80	10-00	MSC80	1S12E9485RD3	VC TRANSFER PCP

KS							140,438.22	61,828.85	78,609.37

0004693700	04-1999	7100	4051	13	025	BATTERY HANDLING SYSTEM	47,000.00	47,000.00	0.00	02-00	93232	59060,58095
0004695100	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KGW 1203
0004695200	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KGW 1202
0004695300	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KGW1223
0004695400	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KGW 1230
0004695500	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KGW 1247
0004695600	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KGW 1225
0004695700	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KGW 1209
0004695800	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KGW1214
0004696000	04-1999	7100	4051	.13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KGW1191
0004696100	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KGW 1189
0004696200	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KGW 1248
0004696300	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KGW 1249
0004696400	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KGW 1213
0004696500	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KGW 1221
0004696600	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KGW 1217
0004696700	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KGW 1227
0004696800	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KGW 1233
0004696900	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KGW 1246
0004697000	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KGW 1244
0004697100	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KGW 1245
0004697200	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KGW1210
0004697300	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KMX0607
0004697400	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KMX0633
0004697500	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KGW 1215
0004697600	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KMX0636
0004697700	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KGW 1226
0004697800	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KGW1211
0004697900	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KGW 1224
0004698000	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KGW 1229
0004698100	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KMX0635
0004698200	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KGW1228
0004698300	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KMX0583
0004698400	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KGW 1206
0004698500	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KGW1208
0004698600	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KMX0566
0004698700	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KGW 1218
0004698800	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KGW1201
0004698900	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KGW1219
0004699000	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KGW 1220
0004699100	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KGW 1264
0004699200	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KGW 1205
Lease Schedule 31 West Campus

SHUT CORP FIXED ASSETS excluding Real Property 05.02 - ST CLOUD

ITEM NUMBER	BK BEG	ASSET	COSTCE	LOC	BLDG	ASSET DESCRIPTION	BOOK COST	ACCM DEPR	NET BOOK	LIFE	CER #	SERIAL NO	VENDOR NAME
0004699300	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KGW1204
0004699500	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KGW1251
0004699600	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KGW1262
0004699700	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KGW1266
0004699800	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KGW1212
0004699900	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KMX0573
0004700000	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KLX0838
0004700100	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KGW1267
0004700200	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0,00	02-00	93232	KGW1263
0004700300	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KGW1250
0004700400	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KGW1255
0004700500	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KGW1261
0004700600	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KGW1254
0004700700	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KGW1260
0004700800	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KGW1265
0004700900	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KMX0623
0004701000	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KMX0616
0004701100	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	GGW0816
0004701200	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	GGW0817
0004701300	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	GGW0818
0004701400	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	GGW0819
0004701500	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	GGW0820
0004701600	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	GGW0821
0004701700	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	GGW0822
0004701800	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	GGW0823
0004701900	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	GGW0824
0004702000	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	GGW0825
0004702100	04-1999	7100	4051	13	025	BATTERY M2601212515A	500.00	500.00	0.00	02-00	93232	GGW1623
0004702200	04-1999	7100	4051	13	025	BATTERY M2601212515A	500.00	500.00	0.00	02-00	93232	GGW 1622
0004702300	04-1999	7100	4051	13	025	BATTERY M2601212515A	500.00	500.00	0.00	02-00	93232	GGW1624
0004702400	04-1999	7100	4051	13	025	BATTERY M2601212515A	500.00	500.00	0.00	02-00	93232	GGW1625
0004702500	04-1999	7100	4051	13	025	BATTERY M2601212515A	500.00	500.00	0.00	02-00	93232	GGW1627
0004702600	04-1999	7100	4051	13	025	BATTERY M2601212515A	500.00	500.00	0.00	02-00	93232	GGW1628
0004702700	04-1999	7100	4051	13	025	BATTERY M2601212515A	500.00	500.00	0.00	02-00	93232	GGW1629
0004702800	04-1999	7100	4051	13	025	BATTERY M2601212515A	500.00	500.00	0.00	02-00	93232	GGW1630
0004702900	04-1999	7100	4051	13	025	BATTERY M2601212515A	500.00	500.00	0.00	02-00	93232	GGW1631
0004703000	04-1999	7100	4051	13	025	BATTERY M2601212515A	500.00	500.00	0.00	02-00	93232	GGW1632
0004703100	04-1999	7100	4051	13	025	BATTERY M2601212515A	500.00	500.00	0.00	02-00	93232	GGW1633
0004703200	04-1999	7100	4051	13	025	BATTERY M2601212515A	500.00	500.00	0.00	02-00	93232	GGW1634
0004703300	04-1999	7100	4051	13	025	BATTERY M2601812517B	830.00	830.00	0.00	02-00	93232	GFVV0583
0004703400	04-1999	7100	4051	13	025	BATTERY M2601812517B	830.00	830.00	0.00	02-00	93232	GGW0712
0004703500	04-1999	7100	4051	13	025	BATTERY M2601812517B	830.00	830.00	0.00	02-00	93232	GGW0715
0004703600	04-1999	7100	4051	13	025	BATTERY M2601812517B	830.00	830.00	0.00	02-00	93232	GFW0599
0004703700	04-1999	7100	4051	13	025	BATTERY M2601812517B	830.00	830.00	0.00	02-00	93232	GFW1742
0004703800	04-1999	7100	4051	13	025	BATTERY M26018125179	830.00	830.00	0.00	02-00	93232	GGW0515
0004703900	04-1999	7100	4051	13	025	BATTERY M2601812517B	830.00	830.00	0.00	02-00	93232	GGW0516
0004704000	04-1999	7100	4051	13	025	BATTERY M2601812517B	830.00	830.00	0.00	02-00	93232	GGW0514
0004704100	04-1999	7100	4051	13	025	BATTERY M2601812517B	830.00	830.00	0.00	02-00	93232	GGW0512
0004704200	04-1999	7100	4051	13	025	BATTERY M2601812517B	830.00	830.00	0.00	02-00	93232	GGW0513
0004704300	04-1999	7100	4051	13	025	CHARGER FER1001260T1	460.00	460.00	0.00	02-00	93232	94G0400F
0004704400	04-1999	7100	4051	13	025	CHARGER FER1001260T1	460.00	460.00	0.00	02-00	93232	94G0401F
0004704500	04-1999	7100	4051	13	025	CHARGER FER1001260T1	460.00	460.00	0.00	02-00	93232	94G0402F
0004704600	04-1999	7100	4051	13	025	CHARGER FER1001260T1	460.00	460.00	0.00	02-00	93232	94G0403F
0004704700	04-1999	7100	4051	13	025	CHARGER FER1001260T1	460.00	460.00	0.00	02-00	93232	94G0404F
0004704800	04-1999	7100	4051	13	025	CHARGER FER1001260T1	460.00	460.00	0.00	02-00	93232	94G0405F
0004704900	04-1999	7100	4051	13	025	CHARGER FER1001260T1	460.00	460.00	0.00	02-00	93232	94G0406F
0004705000	04-1999	7100	4051	13	025	CHARGER FER1001260T1	460.00	460.00	0.00	02-00	93232	94G0407F
0004705100	04-1999	7100	4051	13	025	CHARGER FER1001260T1	460.00	460.00	0.00	02-00	93232	94G0408F
0004705200	04-1999	7100	4051	13	025	CHARGER FER1001260T1	460.00	460.00	0.00	02-00	93232	94G0409F
0004705300	04-1999	7100	4051	13	025	CHARGER FER1001260T1	460.00	460.00	0.00	02-00	93232	94G0410F
0004705400	04-1999	7100	4051	13	025	CHARGER FER1001260T1	460.00	460.00	0.00	02-00	93232	94G0411F
0004705500	04-1999	7100	4051	13	025	CHARGER FER100126071	460.00	460.00	0.00	02-00	93232	94G0412F
Lease Schedule 32 West Campus

SHUT CORP FIXED ASSETS excluding Real Property 05.02 — ST CLOUD

ITEM NUMBER	BK BEG	ASSET	COSTCE	LOC	BLDG	ASSET DESCRIPTION	BOOK COST	ACCM DEPR	NET BOOK	LIFE	CER #	SERIAL NO	VENDOR NAME
0004705600	04-1999	7100	4051	13	025	CHARGER FER1001260T1	460.00	460.00	0.00	02-00	93232	94G0413F
0004705700	04-1999	7100	4051	13	025	CHARGER FER1001260T1	460.00	460.00	0.00	02-00	93232	94G0414F
0004705800	04-1999	7100	4051	13	025	CHARGER FER1001260T1	460.00	460.00	0.00	02-00	93232	94G0415F
0004705900	04-1999	7100	4051	13	025	CHARGER FER1001260T1	460.00	460.00	0.00	02-00	93232	94G0416F
0004706000	04-1999	7100	4051	13	025	CHARGER FER1001260T1	460.00	460.00	0.00	02-00	93232	94G0417F
0004706100	04-1999	7100	4051	13	025	CHARGER FER1001260T1	460.00	460.00	0.00	02-00	93232	94G0418F
0004706200	04-1999	7100	4051	13	025	CHARGER FER1001260T1	460.00	460.00	0.00	02-00	93232	9460419F
0004706300	04-1999	7100	4051	13	025	CHARGER FER1001260T1	460.00	460.00	0.00	02-00	93232	94G0420F
0004706400	04-1999	7100	4051	13	025	CHARGER FER1001260T1	460.00	460.00	0.00	02-00	93232	94G0421F
0004706500	04-1999	7100	4051	13	025	CHARGER FER1001260T1	460.00	460.00	0.00	02-00	93232	94E0127F
0004706600	04-1999	7100	4051	13	025	CHARGER FER1001260T1	460.00	460.00	0.00	02-00	93232	94E0267F
0004706700	04-1999	7100	4051	13	025	CHARGER FER1001260T1	460.00	460.00	0.00	02-00	93232	94E0268F
0004706800	04-1999	7100	4051	13	025	CHARGER FER1001260T1	460.00	460.00	0.00	02-00	93232	94E0269F
0004706900	04-1999	7100	4051	13	025	CHARGER FER100126071	460.00	460.00	0.00	02-00	93232	94E0270F
0004707000	04-1999	7100	4051	13	025	CHARGER FER1001260T1	460.00	460.00	0.00	02-00	93232	94E0271F
0004707100	04-1999	7100	4051	13	025	CHARGER FER100181050T1	560.00	560.00	0.00	02-00	93232	94G0388F
0004707200	04-1999	7100	4051	13	025	CHARGER FER100181050T1	560.00	560.00	0.00	02-00	93232	94G0389F
0004707300	04-1999	7100	4051	13	025	CHARGER FER100181050T1	560.00	560.00	0.00	02-00	93232	94G0390F
0004707400	04-1999	7100	4051	13	025	CHARGER FER100181050T1	560.00	560.00	0.00	02-00	93232	94G0391F
0004707500	04-1999	7100	4051	13	025	CHARGER FER100181050T1	560.00	560.00	0.00	02-00	93232	94G0392F
0004707600	04-1999	7100	4051	13	025	CHARGER FER100181050T1	560.00	560.00	0.00	02-00	93232	94G0393F
0004707700	04-1999	7100	4051	13	025	CHARGER FER100181050T1	560.00	560.00	0.00	02-00	93232	94G0394F
0004707800	04-1999	7100	4051	13	025	CHARGER FER100181050T1	560.00	560.00	0.00	02-00	93232	94G0395F
0004707900	04-1999	7100	4051	13	025	CHARGER FER100181050T1	560.00	560.00	0.00	02-00	93232	94G0396F
0004708000	04-1999	7100	4051	13	025	CHARGER FER100181050T1	560.00	560.00	0.00	02-00	93232	94G0397F
0004708200	04-1999	7100	4051	13	025	CHARGER FER100181050T1	560.00	560.00	0.00	02-00	93232	94G0399F
0004708300	04-1999	7100	4051	13	025	CHARGER FER100181050T1	560.00	560.00	0.00	02-00	93232	94F0356F
0004708400	04-1999	7100	4051	13	025	CHARGER FER100181050T1	560.00	560.00	0.00	02-00	93232	94F0357F
0004708500	04-1999	7100	4051	13	025	CHARGER FER100181050T1	560.00	560.00	0.00	02-00	93232	94F0202F
0004708600	04-1999	7100	4051	13	025	CHARGER FER100181050T1	560.00	560.00	0.00	02-00	93232	94F0320F
0004708700	04-1999	7100	4051	13	025	CHARGER FER100181050T1	560.00	560.00	0.00	02-00	93232	94F0194F
0004708800	04-1999	7100	4051	13	025	CHARGER FER100181050T1	560.00	560.00	0.00	02-00	93232	94F0293F
0004708900	04-1999	7100	4051	13	025	CHARGER FER10012865T1	500.00	500.00	0.00	02-00	93232	94G0380F
0004709000	04-1999	7100	4051	13	025	CHARGER FER10012865T1	500.00	500.00	0.00	02-00	93232	94G0381F
0004709100	04-1999	7100	4051	13	025	CHARGER FER10012865T1	500.00	500.00	0.00	02-00	93232	94G0382F
0004709200	04-1999	7100	4051	13	025	CHARGER FER10012865T1	500.00	500.00	0.00	02-00	93232	94G0383F
0004709300	04-1999	7100	4051	13	025	CHARGER FER10012865T1	500.00	500.00	0.00	02-00	93232	94G0384F
0004709400	04-1999	7100	4051	13	025	CHARGER FER10012865T1	500.00	500.00	0.00	02-00	93232	94G0385F
0004709500	04-1999	7100	4051	13	025	CHARGER FER10012865T1	500.00	500.00	0.00	02-00	93232	94G0386F
0004709600	04-1999	7100	4051	13	025	CHARGER FER10012865T1	500.00	500.00	0.00	02-00	93232	94G0387F
0004709700	04-1999	7100	4051	13	025	CROWN DOUBLE REACH TRUCK	9,100.00	9,100.00	0.00	02-00	93232	1A145007
0004709800	04-1999	7100	4051	13	025	CROWN DOUBLE REACH TRUCK	9,100.00	9,100.00	0.00	02-00	93232	1A145060
0004709900	04-1999	7100	4051	13	025	CROWN DOUBLE REACH TRUCK	9,100.00	9,100.00	0.00	02-00	93232	1A144916
0004710000	04-1999	7100	4051	13	025	CROWN DOUBLE REACH TRUCK	9,100.00	9,100.00	0.00	02-00	93232	1A145031
0004710100	04-1999	7100	4051	13	025	CROWN DOUBLE REACH TRUCK	9,100.00	9,100.00	0.00	02-00	93232	1A144506
0004710200	04-1999	7100	4051	13	025	CROWN DOUBLE REACH TRUCK	9,100.00	9,100.00	0.00	02-00	93232	1A144512
0004710300	04-1999	7100	4051	13	025	CROWN DOUBLE REACH TRUCK	9,100.00	9,100.00	0.00	02-00	93232	1A144750
0004710400	04-1999	7100	4051	13	025	CROWN DOUBLE REACH TRUCK	9,100.00	9,100.00	0.00	02-00	93232	1A144811
0004710500	04-1999	7100	4051	13	025	CROWN DOUBLE REACH TRUCK	9,100.00	9,100.00	0.00	02-00	93232	1A144819
0004710600	04-1999	7100	4051	13	025	CROWN DOUBLE REACH TRUCK	9,100.00	9,100.00	0.00	02-00	93232	1A144855
0004710700	04-1999	7100	4051	13	025	CROWN DOUBLE REACH TRUCK	9,100.00	9,100.00	0.00	02-00	93232	1A144899
0004710800	04-1999	7100	4051	13	025	CROWN DOUBLE REACH TRUCK	9,100.00	9,100.00	0.00	02-00	93232	1A144900
0004710900	04-1999	7100	4051	13	025	CROWN DOUBLE REACH TRUCK	9,100.00	9,100.00	0.00	02-00	93232	1A144908
0004711000	04-1999	7100	4051	13	025	CROWN DOUBLE REACH TRUCK	9,100.00	9,100.00	0.00	02-00	93232	1A145047
0004711100	04.1999	7100	4051	13	025	CROWN DOUBLE REACH TRUCK	9,100.00	9,100.00	0.00	02-00	93232	1A145016
0004711200	04-1999	7100	4051	13	025	CROWN DOUBLE REACH TRUCK	9,100.00	9,100.00	0.00	02-00	93232	1A145024
0004711300	04-1999	7100	4051	13	025	CROWN DOUBLE REACH TRUCK	9,100.00	9,100.00	0.00	02-00	93232	1A144803
0004711400	04-1999	7100	4051	13	025	CROWN DOUBLE REACH TRUCK	9,100.00	9,100.00	0.00	02-00	93232	1A144918
0004720100	04-1999	7100	4051	13	025	XI-640 UTILITY VEHICLE	1,500.00	1,500.00	0.00	02-00	93232	14616
0004720200	04-1999	7100	4051	13	025	XI-640 UTILITY VEHICLE	1,500.00	1,500.00	0.00	02-00	93232	14617
0004720300	04-1999	7100	4051	13	025	XI-640 UTILITY VEHICLE	1,500.00	1,500.00	0.00	02-00	93232	14618
0004720400	04-1999	7100	4051	13	025	XI-640 UTILITY VEHICLE	1,500.00	1,500.00	0.00	02-00	93232	14619
Lease Schedule 33 West Campus

SHUT CORP FIXED ASSETS excluding Real Property 05.02 — ST CLOUD

ITEM NUMBER	BK BEG	ASSET	COSTCE	LOC	BLDG	ASSET DESCRIPTION	BOOK COST	ACCM DEPR	NET BOOK	LIFE	CER #	SERIAL NO	VENDOR NAME
0004720500	04-1999	7100	4051	13	025	XI-640 UTILITY VEHICLE	1,500.00	1,500.00	0.00	02-00	93232	14620
0004720600	04-1999	7100	4051	13	025	XI-640 UTILITY VEHICLE	1,500.00	1,500.00	0.00	02-00	93232	14621
0004720700	04-1999	7100	4051	13	025	XI-640 UTILITY VEHICLE	1,500.00	1,500.00	0.00	02-00	93232	14622
0004720800	04-1999	7100	4051	13	025	XI-640 UTILITY VEHICLE	1,500.00	1,500.00	0.00	02-00	93232	14623
0004720900	04-1999	7100	4051	13	025	XI-640 UTILITY VEHICLE	1,500.00	1,500.00	0.00	02-00	93232	14624
0004721000	04-1999	7100	4051	13	025	XI-640 UTILITY VEHICLE	1,500.00	1,500.00	0.00	02-00	93232	14625
0004721100	04-1999	7100	4051	13	025	XI-640 UTILITY VEHICLE	1,500.00	1,500.00	0.00	02-00	93232	14583
0004721200	04-1999	7100	4051	13	025	XI-640 UTILITY VEHICLE	1,500.00	1,500.00	0.00	02-00	93232	14587
0004721300	04-1999	7100	4051	13	025	XI-640 UTILITY VEHICLE	1,500.00	1,500.00	0.00	02-00	93232	14588
0004721400	04-1999	7100	4051	13	025	XI-640 UTILITY VEHICLE	1,500.00	1,500.00	0.00	02-00	93232	14592
0004721500	04-1999	7100	4051	13	025	XI-640 UTILITY VEHICLE	1,500.00	1,500.00	0.00	02-00	93232	14593
0004721600	04-1999	7100	4051	13	025	XI-640 UTILITY VEHICLE	1,500.00	1,500.00	0.00	02-00	93232	14594
0004721700	04-1999	7100	4051	13	025	XI-640 UTILITY VEHICLE	1,500.00	1,500.00	0.00	02-00	93232	14596
0004721800	04-1999	7100	4051	13	025	XI-640 UTILITY VEHICLE	1,500.00	1,500.00	0.00	02-00	93232	14599
0004725100	04-1999	7100	4051	13	025	BATTERY M26018125179	830.00	830.00	0.00	02-00	93232	GHWO308
0004725200	04-1999	7100	4051	13	025	BATTERY M2601812517B	830.00	830.00	0.00	02-00	93232	GHWO147
0004725300	04-1999	7100	4051	13	025	BATTERY M2601812517B	830.00	830.00	0.00	02-00	93232	GHWO148
0004725400	04-1999	7100	4051	13	025	BATTERY M2601812517B	830.00	830.00	0.00	02-00	93232	GHWO149
0004725500	04-1999	7100	4051	13	025	BATTERY M26018125178	830.00	830.00	0.00	02-00	93232	GHW0150
0004725600	04-1999	7100	4051	13	025	BATTERY M26018125179	830.00	830.00	0.00	02-00	93232	GHWO153
0004725700	04-1999	7100	4051	13	025	BATTERY M26018125179	830.00	830.00	0.00	02-00	93232	GHWO233
0004725800	04-1999	7100	4051	13	025	BATTERY M2601812517B	830.00	830.00	0.00	02-00	93232	GHW0234
0004725900	04-1999	7100	4051	13	025	BATTERY M26018125179	830.00	830.00	0.00	02-00	93232	GHW0235
0004726000	04-1999	7100	4051	13	025	BATTERY M26018125179	830.00	830.00	0.00	02-00	93232	GHW0236
0004726100	04-1999	7100	4051	13	025	BATTERY M2601812517B	830.00	830.00	0.00	02-00	93232	GHWO304
0004726200	04-1999	7100	4051	13	025	BATTERY M2601812517B	830.00	830.00	0.00	02-00	93232	GHWO305
0004726300	04-1999	7100	4051	13	025	BATTERY M26018125178	830.00	830.00	0.00	02-00	93232	GHWO306
0004726400	04-1999	7100	4051	13	025	BATTERY M26018125179	830.00	830.00	0.00	02-00	93232	GHWO307
0004726500	04-1999	7100	4051	13	025	BATTERY M26018125176	830.00	830.00	0.00	02-00	93232	GHWO309
0004735200	04-1999	7100	4051	13	025	BATTERY M2602408521B	1,000.00	1,000.00	0.00	02-00	93232	KHW0075
0004752900	04-1999	7100	4051	13	025	CROWN STOCKPICKER	7,500.00	7,500.00	0.00	02-00	93232	1A147629
0004753000	04-1999	7100	4051	13	025	CROWN STOCKPICKER	7,500.00	7,500.00	0.00	02-00	93232	1A147685
0004753100	04-1999	7100	4051	13	025	CROWN STOCKPICKER	7,500.00	7,500.00	0.00	02-00	93232	1A147758
0004753200	04-1999	7100	4051	13	025	CROWN STOCKPICKER	7,500.00	7,500.00	0.00	02-00	93232	1A147857
0004753300	04-1999	7100	4051	13	025	CROWN STOCKPICKER	7,500.00	7,500.00	0.00	02-00	93232	1A147885
0004753400	04-1999	7100	4051	13	025	CROWN STOCKPICKER	7,500.00	7,500.00	0.00	02-00	93232	1A147900
0004753500	04-1999	7100	4051	13	025	CROWN STOCKPICKER	7,500.00	7,500.00	0.00	02-00	93232	1A147924
0004753600	04-1999	7100	4051	13	025	CROWN STOCKPICKER	7,500.00	7,500.00	0.00	02-00	93232	1A147989
0004760000	04-1999	7100	4051	13	025	YALE FORKLIFT MODEL ERCO5OZFN48SE083	7,300.00	7,300.00	0.00	02-00	93232	601551
0004761100	04-1999	7100	4051	13	025	BATTERY M26018125179	830.00	830.00	0.00	02-00	93232	GKW1255
0004761200	04-1999	7100	4051	13	025	BATTERY M26018125178	830.00	830.00	0.00	02-00	93232	GKW1256
0004761300	04-1999	7100	4051	13	025	BATTERY M26018125179	830.00	830.00	0.00	02-00	93232	GKW1257
0004761400	04-1999	7100	4051	13	025	BATTERY M26018125178	830.00	830.00	0.00	02-00	93232	GKW1258
0004761500	04-1999	7100	4051	13	025	BATTERY M26018125178	830.00	830.00	0.00	02-00	93232	GKW1259
0004761600	04-1999	7100	4051	13	025	BATTERY M26018125179	830.00	830.00	0.00	02-00	93232	GKW1260
0004761700	04-1999	7100	4051	13	025	BATTERY M26018125179	830.00	830.00	0.00	02-00	93232	GKW1124
0004761800	04-1999	7100	4051	13	025	BATTERY M2601812517B	830.00	830.00	0.00	02-00	93232	GKW1125
0004761900	04-1999	7100	4051	13	025	BATTERY M2601812517B	830.00	830.00	0.00	02-00	93232	GKW 1126
0004762100	04-1999	7100	4051	13	025	BATTERY M2601812517B	830.00	830.00	0.00	02-00	93232	GGW1728
0004762200	04-1999	7100	4051	13	025	BATTERY M2601812517B	830.00	830.00	0.00	02-00	93232	GGW1729
0004762300	04-1999	7100	4051	13	025	BATTERY M26018125178	830.00	830.00	0.00	02-00	93232	GGW1730
0004762400	04-1999	7100	4051	13	025	BATTERY M26018125179	830.00	830.00	0.00	02-00	93232	GHWO807
0004762500	04-1999	7100	4051	13	025	BATTERY M26018125176	830.00	830.00	0.00	02-00	93232	GHWO808
0004762600	04-1999	7100	4051	13	025	BATTERY M2601812517B	830.00	830.00	0.00	02-00	93232	GHWO809
0004762700	04-1999	7100	4051	13	025	BATTERY M2601812517B	830.00	830.00	0.00	02-00	93232	GHW0010
0004762800	04-1999	7100	4051	13	025	BATTERY M2601812517B	830.00	830.00	0.00	02-00	93232	GHW0011
0004762900	04-1999	7100	4051	13	025	BATTERY M2601812517B	830.00	830.00	0.00	02-00	93232	GHW0014
0004763000	04-1999	7100	4051	13	025	BATTERY M26018125178	830.00	830.00	0.00	02-00	93232	GHW0015
0004763100	04-1999	7100	4051	13	025	BATTERY M26018125178	830.00	830.00	0.00	02-00	93232	GHW0043
0004763200	04-1999	7100	4051	13	025	BATTERY M2601812517B	830.00	830.00	0.00	02-00	93232	GHW0044
0004763300	04-1999	7100	4051	13	025	BATTERY M26018125179	830.00	830.00	0.00	02-00	93232	GHW0045
0004763400	04-1999	7700	4051	13	025	BATTERY M26018125178	830.00	830.00	0.00	02-00	93232	GHW0046
Lease Schedule 34 West Campus

SHUT CORP FIXED ASSETS excluding Real Property 05.02 — ST CLOUD

ITEM NUMBER	BK BEG	ASSET	COSTCE	LOC	BLDG	ASSET DESCRIPTION	BOOK COST	ACCM DEPR	NET BOOK	LIFE	CER #	SERIAL NO	VENDOR NAME
0004763500	04-1999	7100	4051	13	025	BATTERY M2601812517B	830.00	830.00	0.00	02-00	93232	GHWO050
0004763600	04-1999	7100	4051	13	025	BATTERY M2601812517B	830.00	830.00	0.00	02-00	93232	GHWO052
0004763700	04-1999	7100	4051	13	025	BATTERY M2601812517B	830.00	830.00	0.00	02-00	93232	GHWO053
0004763800	04-1999	7100	4051	13	025	BATTERY M2601812517B	830.00	830.00	0.00	02-00	93232	GGW 1725
0004763900	04-1999	7100	4051	13	025	BATTERY M2601812517B	830.00	830.00	0.00	02-00	93232	GGW1726
0004764000	04-1999	7100	4051	13	025	BATTERY M2601812517B	830.00	830.00	0.00	02-00	93232	GGW1727
0004766900	04-1999	7100	4051	13	025	BATTERY M2601212515A	570.00	570.00	0.00	02-00	93232	GHWO084	GNB INDUSTRIAL BATTE
0004767000	04-1999	7100	4051	13	025	JDF1145 W/CAB, MOWER, BLOWER, & BROOM	9,400.00	9,400.00	0.00	02-00	93232	M01145X14044	RUDULPHS
0004770500	04-1999	7100	4051	13	025	BATTERY M2601212515A	570.00	570.00	0.00	02-00	93232	GHW0085	GNB INDUSTRIAL BATTE
0004770600	04-1999	7100	4051	13	025	BATTERY M2601212515A	570.00	570.00	0.00	02-00	93232	GHWO086	GNB INDUSTRIAL BATTE
0004770700	04-1999	7100	4051	13	025	BATTERY M2601212515A	570.00	570.00	0.00	02-00	93232	GHWO087	GNB INDUSTRIAL BATTE
0004770900	04-1999	7100	4051	13	025	BATTERY M2601212515A	570.00	570.00	0.00	02-00	93232	GHWO089	GNB INDUSTRIAL BATTE
0004771000	04-1999	7100	4051	13	025	BATTERY M2601212515A	570.00	570.00	0.00	02-00	93232	GHWO090	GNB INDUSTRIAL BATTE
0004771300	04-1999	7100	4051	13	025	FORKLIFT MODEL ERCO5OZEN48SE084	8,200.00	8,200.00	0.00	02-00	93232	601552	ELECTRIC FORKLIFT
0004771400	04-1999	7100	4051	13	025	FORKLIFT MODEL ERCO502FN48SE084	8,200.00	8,200.00	0.00	02-00	93232	601553	ELECTRIC FORKLIFT
0004788300	04-1999	7100	4051	13	025	CROWN STOCKPICKER	6,900.00	6,900.00	0.00	02-00	93232	1A152805	LIFT STAK STOR
0004788400	04-1999	7100	4051	13	025	CROWN STOCKPICKER	6,900.00	6,900.00	0.00	02-00	93232	1A152636	LIFT STAK STOR
0004788500	04-1999	7100	4051	13	025	CROWN LIFT TRUCK	10,200.00	10,200.00	0.00	02-00	93232	1A153132	LIFT STAK STOR
0004788600	04-1999	7100	4051	13	025	CROWN LIFT TRUCK	10,200.00	10,200.00	0.00	02-00	93232	1A153115	LIFT STAK STOR
0004788700	04-1999	7100	4051	13	025	CROWN LIFT TRUCK	10,200.00	10,200.00	0.00	02-00	93232	1A153124	LIFT STAK STOR
0004790000	04-1999	7100	4051	13	025	CROWN STOCKPICKER	6,900.00	6,900.00	0.00	02-00	93232	1M 54653	LIFT STAK STOR
0004790100	04-1999	7100	4051	13	025	CROWN WALKIE REACH STACKER	6,500.00	6,500.00	0.00	02-00	93232	1A152508	LIFT STAK STOR
0004790200	04-1999	7100	4051	13	025	BATTERY ANALYZER	6,800.00	6,800.00	0.00	02-00	93232	MCBA150	NORTHERN BATTERY
UN00986200	04-1999	7100	4051	13	025	PALLET RACKING	207,000.00	207,000.00	0.00	02-00	93232
UN00986201	04-1999	7100	4051	13	025	PALLETS	2,100.00	2,100.00	0.00	02-00	93232
0004164800	04-1999	7100	4071	13	025	AIR BEDS	240.00	240.00	0.00	01-00	90291
0004164900	04-1999	7100	4071	13	025	AIR BEDS	240.00	240.00	0.00	01-00	90291
0004165000	04-1999	7100	4071	13	025	AIR BEDS	240.00	240.00	0.00	01-00	90291
0004165100	04-1999	7100	4071	13	025	AIR BEDS	240.00	240.00	0.00	01-00	90291
0004165200	04-1999	7100	4071	13	025	AIR BEDS	240.00	240.00	0.00	01-00	90291
0004165300	04-1999	7100	4071	13	025	AIR BEDS	240.00	240.00	0.00	01-00	90291
0004165400	04-1999	7100	4071	13	025	AIR BEDS	240.00	240.00	0.00	01-00	90291
0004165500	04-1999	7100	4071	13	025	AIR BEDS	240.00	240.00	0.00	01-00	90291
0004165600	04-1999	7100	4071	13	025	AIR BEDS	240.00	240.00	0.00	01-00	90291
0004165700	04-1999	7100	4071	13	025	AIR BEDS	240.00	240.00	0.00	01-00	90291
0004165800	04-1999	7100	4071	13	025	AIR BEDS	240.00	240.00	0.00	01-00	90291
0004165900	04-1999	7100	4071	13	025	AIR BEDS	240.00	240.00	0.00	01-00	90291
0004166000	04-1999	7100	4071	13	025	AIR BEDS	240.00	240.00	0.00	01-00	90291
0004182100	04-1999	7100	4071	13	025	1973 FRUEHAUF TRAILER	520.00	520.00	0.00	01-00	90317
0004182200	04-1999	7100	4071	13	025	1973 FRUEHAUF TRAILER	520.00	520.00	0.00	01-00	90317
0004182300	04-1999	7100	4071	13	025	1973 FRUEHAUF TRAILER	520.00	520.00	0.00	01-00	90317
0004182400	04-1999	7100	4071	13	025	1973 FRUEHAUF TRAILER	520.00	520.00	0.00	01-00	90317
0004182500	04-1999	7100	4071	13	025	1973 FRUEHAUF TRAILER	520.00	520.00	0.00	01-00	90317
0004182600	04-1999	7100	4071	13	025	1973 FRUEHAUF TRAILER	520.00	520.00	0.00	01-00	90317
0004182700	04-1999	7100	4071	13	025	1973 FRUEHAUF TRAILER	520.00	520.00	0.00	01-00	90317
0004182800	04-1999	7100	4071	13	025	1973 FRUEHAUF TRAILER	520.00	520.00	0.00	01-00	90317
0004182900	04-1999	7100	4071	13	025	1973 FRUEHAUF TRAILER	520.00	520.00	0.00	01-00	90317
0004183000	04-1999	7100	4071	13	025	1973 FRUEHAUF TRAILER	520.00	520.00	0.00	01-00	90317
0004183100	04-1999	7100	4071	13	025	1977 FRUEHAUF TRAILER	580.00	580.00	0.00	01-00	90317
0004183200	04-1999	7100	4071	13	025	1977 FRUEHAUF TRAILER	580.00	580.00	0.00	01-00	90317
0004183300	04-1999	7100	4071	13	025	1977 FRUEHAUF TRAILER	580.00	580.00	0.00	01-00	90317
0004183400	04-1999	7100	4071	13	025	1977 FRUEHAUF TRAILER	580.00	580.00	0.00	01-00	90317
0004183500	04-1999	7100	4071	13	025	1977 FRUEHAUF TRAILER	580.00	580.00	0.00	01-00	90317
0004183600	04-1999	7100	4071	13	025	1977 FRUEHAUF TRAILER	580.00	580.00	0.00	01-00	90317
0004183700	04-1999	7100	4071	13	025	1977 FRUEHAUF TRAILER	580.00	580.00	0.00	01-00	90317
0004183800	04-1999	7100	4071	13	025	1977 FRUEHAUF TRAILER	580.00	580.00	0.00	01-00	90317
0004183900	04-1999	7100	4071	13	025	1977 FRUEHAUF TRAILER	580.00	580.00	0.00	01-00	90317
0004184000	04-1999	7100	4071	13	025	1977 FRUEHAUF TRAILER	580.00	580.00	0.00	01-00	90317
0004184100	04-1999	7100	4071	13	025	1977 FRUEHAUF TRAILER	580.00	580.00	0.00	01-00	90317
0004184200	04-1999	7100	4071	13	025	1977 FRUEHAUF TRAILER	580.00	580.00	0.00	01-00	90317
0004184300	04-1999	7100	4071	13	025	1977 FRUEHAUF TRAILER	580.00	580.00	0.00	01-00	90317
0004184400	04-1999	7100	4071	13	025	1977 FRUEHAUF TRAILER	580.00	580.00	0.00	01-00	90317
Lease Schedule 35 West Campus

SHUT CORP FIXED ASSETS excluding Real Property 05.02 — ST CLOUD

ITEM NUMBER	BK BEG	ASSET	COSTCE	LOC	BLDG	ASSET DESCRIPTION	BOOK COST	ACCM DEPR	NET BOOK	LIFE	CER #	SERIAL NO	VENDOR NAME
ING 25
0005061500	04-1999	5000	7052	13	025	MOORE PS5 SPEEDISEALER (FIGI’S)	8,300.00	1,877.38	6,422.62	14-00	97044	21688	BOTTOMLINE TECH
0004748000	04-1999	5000	3136	13	025	NONCYCLING REFRIGERATED AIR DRYER	2,400.00	760.00	1,640.00	10-00	93232	87533-1
0004752800	04-1999	5000	3136	13	025	SCRUBBER MODEL 530E SB	19,600.00	6,206.67	13,393.33	10-00	93232	530-7966
0004783800	04-1999	5000	3136	13	025	QUINCY ROTARY SCREW AIR COMPRESSOR	14,200.00	4,087.88	10,112.12	11-00	93232	QSI1245ACA31	JH FOSTER MN
0004785001	04-1999	5000	3136	13	025	SELCO BALER	62,000.00	17,848.48	44,151.52	11-00	93232	07947780	RECOVERY SYSTEMS
UN00994800	04-1999	5000	3136	13	025	FIRE ALARM EQUIPMENT	12,300.00	3,540.91	8,759.09	11-00	93232
0004785100	04-1999	5000	4051	13	025	STARBURST-X FINAL ASSY	13,400.00	3,857.58	9,542.42	11-00	93232
0004785200	04-1999	5000	4051	13	025	STARBURST-X FINAL ASSY	13,400.00	3,857.58	9,542.42	11-00	93232
UN00984100	04-1999	5000	4051	13	025	RADIOS IN FORKLIFTS, BASE & REPEATER	32,000.00	10,133.33	21,866.67	10-00	93232
UN00986305	04-1999	5000	4051	13	025	HRA PAYMENT	-536,000.00	-154,303.03	-381,696.97	11-00	93232
UN00986306	04-1999	5000	4051	13	025	HRA PAYMENT TRANSFER	179,000.00	51,530.30	127,469.70	11-00	93232		HRA PAYMENT
UN00988200	04-1999	5000	4051	13	025	STORAGE RACKING	2,210,000.00	636,212.12	1,573,787.88	11-00	93232
UN00988201	04-1999	5000	4051	13	025	STORAGE RACKING	22,000.00	6,333.33	15,666.67	11-00	93232		STORAGE SPECIALISTS
UN00988202	04-1999	5000	4051	13	025	RACKING	25,000.00	7,196.97	17,803.03	11-00	93232
UN00988203	04-1999	5000	4051	13	025	ADD RACK EXTENSION	13,600.00	3,915.15	9,684.85	11-00	93232		CARDINAL MATERIALS
UN00988300	04-1999	5000	4051	13	025	RAPISTAN CONVEYOR SYSTEM & PACK LINES	1,190,000.00	342,575.76	847,424.24	11-00	93232
UN00988301	04-1999	5000	4051	13	025	FINAL BILLING ON CONVEYOR	39,000.00	11,227.27	27,772.73	11-00	93232
UN00988302	04-1999	5000	4051	13	025	CONVEYOR BELT FIRE WALL	140.00	40.30	99.70	11-00	93232		ABULL
UN00998000	04-1999	5000	4051	13	025	50 POLY BAG CARTS	13,700.00	3,943.94	9,756.06	11-00	93232		ANDERSON FABRICATED
0004215100	04-1999	5000	4071	13	025	1991 OTTAWA YARD TRACTOR	30,000.00	11,858.79	18,141.21	08-00	90318	65957
0005076900	12-1999	5000	3136	13	025	GRACO LINE STRIPPER	3,402.68	850.67	2,552.01	10-00	MISC1		HIRSHFIELD’S
0002226500	04-1999	5000	4071	13	025	RAMP	60.00	37.97	22.03	05-00
0005075700	12-1999	5000	4051	13	025	RACKING FOR PCP	17,101.85	4,275.46	12,826.39	10-00	99021		MATERIAL HANDLING
INERY AND EQUIPMENT							3,384,604.53	977,864.81	2,406,739.72
0004793700	04-1999	5001	3104	13	025	S20 64MB DESKTOP SERVER	4,876.00	4,876.00	0.00	02-00	95068		WARE INC
0004822200	04-1999	5001	3104	13	025	LIC DISK ARRAY SUBSYS DS	8,600.00	8,600.00	0.00	02-00	95068		IBM
UN00988500	04-1999	5001	3136	13	025	SECURITY CARD READERS	10,545.00	10,545.00	0.00	02-00	93232
UN00988501	04-1999	5001	3136	13	025	SECURITY CARD READERS	4,163.00	4,163.00	0.00	02-00	93232
UN00988600	04-1999	5001	3136	13	025	CABLING & NETWORKING	8,227.00	8,227.00	0.00	02-00	93232
UN00988601	04-1999	5001	3136	13	025	NETWORKING	7,152.00	7,152.00	0.00	02-00	93232		US PREMISE
0004737200	04-1999	5001	4051	13	025	PRIMA 500 DOT MATRIX COAX PRINTER	355.00	355.00	0.00	02-00	93232
0004737300	04-1999	5001	4051	13	025	PRIMA 500 DOT MATRIX COAX PRINTER	355.00	355.00	0.00	02-00	93232
0004737400	04-1999	5001	4051	13	025	PRIMA 500 DOT MATRIX COAX PRINTER	355.00	355.00	0.00	02-00	93232
0004737500	04-1999	5001	4051	13	025	PRIMA 500 DOT MATRIX COAX PRINTER	355.00	355.00	0.00	02-00	93232
0004737600	04-1999	5001	4051	13	025	PRIMA 500 DOT MATRIX COAX PRINTER	355.00	355.00	0.00	02-00	93232
0004737700	04-1999	5001	4051	13	025	PRIMA 500 DOT MATRIX COAX PRINTER	355.00	355.00	0.00	02-00	93232
0004772400	04-1999	5001	4051	13	025	PRIMA 500 DOT MATRIX COAX PRINTER	354.00	354.00	0.00	02-00	93232
0004772500	04-1999	5001	4051	13	025	PRIMA 500 DOT MATRIX COAX PRINTER	354.00	354.00	0.00	02-00	93232
0004772600	04-1999	5001	4051	13	025	PRIMA 500 DOT MATRIX COAX PRINTER	354.00	354.00	0.00	02-00	93232
0004772700	04-1999	5001	4051	13	025	PRIMA 500 DOT MATRIX COAX PRINTER	355.00	355.00	0.00	02-00	93232
0004772800	04-1999	5001	4051	13	025	PRIMA 500 DOT MATRIX COAX PRINTER	355.00	355.00	0.00	02-00	93232
UN00994900	04-1999	5001	4071	13	025	TRAFFIC/DISPATCH ACCESS CONTROL	4,018.00	4,018.00	0.00	02-00	93232
‘UTER EQUIPMENT							51,483.00	51,483.00	0.00
UN00973600	04-1999	5100	3136	13	025	DBL PED DESK, BOOKCASE, 2 CREDENZAS	1,300.00	411.67	888.33	10-00	93232
UN00978200	04-1999	5100	3136	13	025	DESK, RETURNS, AND PANELS	17,100.00	5,415.00	11,685.00	10-00	93232
UN00978201	04-1999	5100	3136	13	025	CHAIRS, PANELS, & TABLES	20,000.00	6,333.33	13,666.67	10-00	93232
UN00978202	04-1999	5100	3136	13	025	CABINET, PANEL, DESK, & 5 FILE CABINETS	3,400.00	978.79	2,421.21	11-00	93232		DAYTONS
UN00978203	04-1999	5100	3136	13	025	FURNITURE	35,000.00	10,075.76	24,924.24	11-00	93232
UN00978204	04-1999	5100	3136	13	025	DESKS, PANELS, & MISC FURNITURE	13,200.00	3,800.00	9,400.00	11-00	93232		DAYTONS
UN00978205	04-1999	5100	3136	13	025	FURNITURE & LABOR	5,900.00	1,698.48	4,201.52	11-00	93232
UN00978206	04-1999	5100	3136	13	025	ADDITIONAL PANELS (4)	630.00	181.36	448.64	11-00	93232
UN00978207	04-1999	5100	3136	13	025	PAINT AND PREP FURNITURE	490.00	141.06	348.94	11-00	93232
UN00978208	04-1999	5100	3136	13	025	INSTALLATION	1,300.00	374.24	925.76	11-00	93232		DAYTONS
ITURE AND FIXTURES							98,320.00	29,409.69	68,910.31
Lease Schedule 36 West Campus

SHUT CORP FIXED ASSETS excluding Real Property 05.02 — ST CLOUD

) ITEM NUMBER	BK BEG	ASSET	COSTCE	LOC	BLDG	ASSET DESCRIPTION	BOOK COST	ACCM DEPR	NET BOOK	LIFE	CER #	SERIAL NO	VENDOR NAME
UN00994700	04-1999	5001	3136	13	025	CCTV SYSTEM	3,360.00	3,360.00	0.00	02-00	93232
UN00991800	04-1999	5001	7237	13	025	PHONE SYSTEM	14,460.00	14,460.00	0.00	02-00	93232
0004162000	04-1999	5101	4071	13	025	STARSET SERIES HEADSET	90.00	35.57	54.43	08-00
0005070900	05-1999	5200	4071	13	025	FAX MACHINE MODEL 9930	2,018.00	1,244.43	773.57	05-00	MISC1	9959000	PITNEY BOWLES
0004762000	04-1999	5101	4051	13	025	KONICA 850L FAX MACHINE	2,000.00	633.33	1,366.67	10-00	93232	7498401146

7.E EQUIPMENT							21,928.00	19,733.33	2,194.67

0004793300	04-1999	7001	4071	13	025	95 GMC SIERRA 1/2 TON PICK UP	6,800.00	6,800.00	0.00	02-00	95015	1GTEC14K25SZ	MILLER PONTIAC
UN00009901	04-1999	7001	4071	13	025	DLP ENGING ASSY	1,100.00	1,100.00	0.00	02-00		055366,63484
UN00009902	12-1999	7001	4071	13	025	TRUCK 18 ENGINE REPAIRS	18,489.79	15,408.16	3,081.63	03-00	99029		GRILLE AUTO TRUCK
UN00814000	04-1999	7001	4071	13	025	91 GMC C1500 2WD PICKUP	3,500.00	3,500.00	0.00	01-00	91020
UN01007600	04-1999	7001	4071	13	025	OVERHAUL ENGINE IN JOCKEY TRUCK #17	6,200.00	6,200.00	0.00	02-00	95141	64398 •	GATR WHITE GMC
0004771100	04-1999	7002	4071	13	025	1995 OTTAWA SPOT TRACTOR	41,000.00	11,803.03	29,196.97	11-00	93232	11VAAl2F45A0	GATR
0004771200	04-1999	7002	4071	13	025	1995 OTTAWA SPOT TRACTOR	41,000.00	11,803.03	29,196.97	11-00	93232	11VAAl2F65A0	GATR
UN01191700	02-2000	7002	4071	13	025	2 TRAILERS FROM PCP	22,348.43	5,214.63	17,133.80	10-00	MSC80	1S12E9485RD3	I/C TRANSFER PCP

;KS							140,438.22	61,828.85	78,609.37

0004693700	04-1999	7100	4051	13	025	BATTERY HANDLING SYSTEM	47,000.00	47,000.00	0.00	02-00	93232	59060,58095
0004695100	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KGW1203
0004695200	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KGW1202
0004695300	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KGW1223
0004695400	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KGW1230
0004695500	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KGW1247
0004695600	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KGW1225
0004695700	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KGW1209
0004695800	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KGW1214
0004696000	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KGW1191
0004696100	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KGW1189
0004696200	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KGW1248
0004696300	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KGW1249
0004696400	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KGW1213
0004696500	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KGW1221
0004696600	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KGW1217
0004696700	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KGW1227
0004696800	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KGW1233
0004696900	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KGW1246
0004697000	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KGW1244
0004697100	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KGW1245
0004697200	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KGW1210
0004697300	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KMX0607
0004697400	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KMX0633
0004697500	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KGW1215
0004697600	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KMX0636
0004697700	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KGW1226
0004697800	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KGW1211
0004697900	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KGW1224
0004698000	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KGW1229
0004698100	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KMX0635
0004698200	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KGW1228
0004698300	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KMX0583
0004698400	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KGW1206
0004698500	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KGW1208
0004698600	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KMX0566
0004698700	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KGW1218
0004698800	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KGW1201
0004698900	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KGW1219
0004699000	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KGW1220
0004699100	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KGW1264
0004699200	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KGW1205
Lease Schedule 37 West Campus

SHUT CORP FIXED ASSETS excluding Real Property 05.02 — ST CLOUD

ITEM NUMBER	BK BEG	ASSET	COSTCE	LOC	BLDG	ASSET DESCRIPTION	BOOK COST	ACCM DEPR	NET BOOK	LIFE	CER #	SERIAL NO	VENDOR NAME
0004699300	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KGW1204
0004699500	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KGW1251
0004699600	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KGW1262
0004699700	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KGW1266
0004699800	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KGW1212
0004699900	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KMX0573
0004700000	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KLX0838
0004700100	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KGW1267
0004700200	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KGW1263
0004700300	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KGW1250
0004700400	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KGW1255
0004700500	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KGW1261
0004700600	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KGW1254
0004700700	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KGW1260
0004700800	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KGW1265
0004700900	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KMX0623
0004701000	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	KMX0616
0004701100	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	GGW0816
0004701200	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	GGW0817
0004701300	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	GGW0818
0004701400	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	GGW0819
0004701500	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	GGW0820
0004701600	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	GGW0821
0004701700	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	GGW0822
0004701800	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	GGW0823
0004701900	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	GGW0824
0004702000	04-1999	7100	4051	13	025	BATTERY M1601208513A	360.00	360.00	0.00	02-00	93232	GGW0825
0004702100	04-1999	7100	4051	13	025	BATTERY M2601212515A	500.00	500.00	0.00	02-00	93232	GGW1623
0004702200	04-1999	7100	4051	13	025	BATTERY M2601212515A	500.00	500.00	0.00	02-00	93232	GGW1622
0004702300	04-1999	7100	4051	13	025	BATTERY M2601212515A	500.00	500.00	0.00	02-00	93232	GGW1624
0004702400	04-1999	7100	4051	13	025	BATTERY M2601212515A	500.00	500.00	0.00	02-00	93232	GGW1625
0004702500	04-1999	7100	4051	13	025	BATTERY M2601212515A	500.00	500.00	0.00	02-00	93232	GGW1627
0004702600	04-1999	7100	4051	13	025	BATTERY M2601212515A	500.00	500.00	0.00	02-00	93232	GGW1628
0004702700	04-1999	7100	4051	13	025	BATTERY M2601212515A	500.00	500.00	0.00	02-00	93232	GGW1629
0004702800	04-1999	7100	4051	13	025	BATTERY M2601212515A	500.00	500.00	0.00	02-00	93232	GGW1630
0004702900	04-1999	7100	4051	13	025	BATTERY M2601212515A	500.00	500.00	0.00	02-00	93232	GGW1631
0004703000	04-1999	7100	4051	13	025	BATTERY M2601212515A	500.00	500.00	0.00	02-00	93232	GGW1632
0004703100	04-1999	7100	4051	13	025	BATTERY M2601212515A	500.00	500.00	0.00	02-00	93232	GGW1633
0004703200	04-1999	7100	4051	13	025	BATTERY M2601212515A	500.00	500.00	0.00	02-00	93232	GGW1634
0004703300	04-1999	7100	4051	13	025	BATTERY M2601812517B	830.00	830.00	0.00	02-00	93232	GFW0583
0004703400	04-1999	7100	4051	13	025	BATTERY M2601812517B	830.00	830.00	0.00	02-00	93232	GGW0712
0004703500	04-1999	7100	4051	13	025	BATTERY M2601812517B	830.00	830.00	0.00	02-00	93232	GGW0715
0004703600	04-1999	7100	4051	13	025	BATTERY M2601812517B	830.00	830.00	0.00	02-00	93232	GFW0599
0004703700	04-1999	7100	4051	13	025	BATTERY M2601812517B	830.00	830.00	0.00	02-00	93232	GEW1742
0004703800	04-1999	7100	4051	13	025	BATTERY M2601812517B	830.00	830.00	0.00	02-00	93232	GGW0515
0004703900	04-1999	7100	4051	13	025	BATTERY M2601812517B	830.00	830.00	0.00	02-00	93232	GGW0516
0004704000	04-1999	7100	4051	13	025	BATTERY M2601812517B	830.00	830.00	0.00	02-00	93232	GGW0514
0004704100	04-1999	7100	4051	13	025	BATTERY M2601812517B	830.00	830.00	0.00	02-00	93232	GGW0512
0004704200	04-1999	7100	4051	13	025	BATTERY M2601812517B	830.00	830.00	0.00	02-00	93232	GGW0513
0004704300	04-1999	7100	4051	13	025	CHARGER FER1001260T1	460.00	460.00	0.00	02-00	93232	94G0400F
0004704400	04-1999	7100	4051	13	025	CHARGER FER1001260T1	460.00	460.00	0.00	02-00	93232	94G0401F
0004704500	04-1999	7100	4051	13	025	CHARGER FER1001260T1	460.00	460.00	0.00	02-00	93232	94G0402F
0004704600	04-1999	7100	4051	13	025	CHARGER FER1001260T1	460.00	460.00	0.00	02-00	93232	94G0403F

0004704700	04-1999	7100	4051	13	025	CHARGER FER1001260T1	460.00	460.00	0.00	02-00	93232	94G0404F
0004704800	04-1999	7100	4051	13	025	CHARGER FER1001260T1	460.00	460.00	0.00	02-00	93232	94G0405F
0004704900	04-1999	7100	4051	13	025	CHARGER FER100126071	460.00	460.00	0.00	02-00	93232	94G0406F
0004705000	04-1999	7100	4051	13	025	CHARGER FER1001260T1	460.00	460.00	0.00	02-00	93232	94G0407F
0004705100	04-1999	7100	4051	13	025	CHARGER FER1001260T1	460.00	460.00	0.00	02-00	93232	94G0408F
0004705200	04-1999	7100	4051	13	025	CHARGER FER1001260T1	460.00	460.00	0.00	02-00	93232	94G0409F
0004705300	04-1999	7100	4051	13	025	CHARGER FER1001260T1	460.00	460.00	0.00	02-00	93232	94G0410F
0004705400	04-1999	7100	4051	13	025	CHARGER FER1001260T1	460.00	460.00	0.00	02-00	93232	94G0411F
0004705500	04-1999	7100	4051	13	025	CHARGER FER1001260T1	460.00	460.00	0.00	02-00	93232	94G0412F
Lease Schedule 38 West Campus

SHUT CORP FIXED ASSETS excluding Real Property 05.02 — ST CLOUD

ITEM NUMBER	BK BEG	ASSET	COSTCE	LOC	BLDG	ASSET DESCRIPTION	BOOK COST	ACCM DEPR	NET BOOK	LIFE	CER #	SERIAL NO	VENDOR NAME
0004705600	04-1999	7100	4051	13	025	CHARGER FER1001260T1	460.00	460.00	0.00	02-00	93232	94G0413F
0004705700	04-1999	7100	4051	13	025	CHARGER FER1001260T1	460.00	460.00	0.00	02-00	93232	94G0414F
0004705800	04-1999	7100	4051	13	025	CHARGER FER1001260T1	460.00	460.00	0.00	02-00	93232	94G0415F
0004705900	04-1999	7100	4051	13	025	CHARGER FER1001260T1	460.00	460.00	0.00	02-00	93232	94G0416F
0004706000	04-1999	7100	4051	13	025	CHARGER FER1001260T1	460.00	460.00	0.00	02-00	93232	94G0417F
0004706100	04-1999	7100	4051	13	025	CHARGER FER1001260T1	460.00	460.00	0.00	02-00	93232	94G0418F
0004706200	04-1999	7100	4051	13	025	CHARGER FER1001260T1	460.00	460.00	0.00	02-00	93232	94G0419F
0004706300	04-1999	7100	4051	13	025	CHARGER FER1001260T1	460.00	460.00	0.00	02-00	93232	94G0420F
0004706400	04-1999	7100	4051	13	025	CHARGER FER1001260T1	460.00	460.00	0.00	02-00	93232	94G0421F
0004706500	04-1999	7100	4051	13	025	CHARGER FER1001260T1	460.00	460.00	0.00	02-00	93232	94E0127F
0004706600	04-1999	7100	4051	13	025	CHARGER FER1001260T1	460.00	460.00	0.00	02-00	93232	94E0267F
0004706700	04-1999	7100	4051	13	025	CHARGER FER1001260T1	460.00	460.00	0.00	02-00	93232	94E0268F
0004706800	04-1999	7100	4051	13	025	CHARGER FER1001260T1	460.00	460.00	0.00	02-00	93232	94E0269F
0004706900	04-1999	7100	4051	13	025	CHARGER FER1001260T1	460.00	460.00	0.00	02-00	93232	94E0270F
0004707000	04-1999	7100	4051	13	025	CHARGER FER1001260T1	460.00	460.00	0.00	02-00	93232	94E0271F
0004707100	04-1999	7100	4051	13	025	CHARGER FER100181050T1	560.00	560.00	0.00	02-00	93232	94G0388F
0004707200	04-1999	7100	4051	13	025	CHARGER FER100181050T1	560.00	560.00	0.00	02-00	93232	94G0389F
0004707300	04-1999	7100	4051	13	025	CHARGER FER100181050T1	560.00	560.00	0.00	02-00	93232	94G0390F
0004707400	04-1999	7100	4051	13	025	CHARGER FER100181050T1	560.00	560.00	0.00	02-00	93232	94G0391F
0004707500	04-1999	7100	4051	13	025	CHARGER FER100181050T1	560.00	560.00	0.00	02-00	93232	94G0392F
0004707600	04-1999	7100	4051	13	025	CHARGER FER100181050T1	560.00	560.00	0.00	02-00	93232	94G0393F
0004707700	04-1999	7100	4051	13	025	CHARGER FER100181050T1	560.00	560.00	0.00	02-00	93232	94G0394F
0004707800	04-1999	7100	4051	13	025	CHARGER FER100181050T1	560.00	560.00	0.00	02-00	93232	94G0395F
0004707900	04-1999	7100	4051	13	025	CHARGER FER100181050T1	560.00	560.00	0.00	02-00	93232	94G0396F
0004708000	04-1999	7100	4051	13	025	CHARGER FER100181050T1	560.00	560.00	0.00	02-00	93232	94G0397F
0004708200	04-1999	7100	4051	13	025	CHARGER FER10018105071	560.00	560.00	0.00	02-00	93232	94G0399F
0004708300	04-1999	7100	4051	13	025	CHARGER FER100181050T1	560.00	560.00	0.00	02-00	93232	94F0356F
0004708400	04-1999	7100	4051	13	025	CHARGER FER100181050T1	560.00	560.00	0.00	02-00	93232	94F0357F
0004708500	04-1999	7100	4051	13	025	CHARGER FER100181050T1	560.00	560.00	0.00	02-00	93232	94F0202F
0004708600	04-1999	7100	4051	13	025	CHARGER FER100181050T1	560.00	560.00	0.00	02-00	93232	94F0320F
0004708700	04-1999	7100	4051	13	025	CHARGER FER10018105071	560.00	560.00	0.00	02-00	93232	94F0194F
0004708800	04-1999	7100	4051	13	025	CHARGER FER100181050T1	560.00	560.00	0.00	02-00	93232	94F0293F
0004708900	04-1999	7100	4051	13	025	CHARGER FER10012865T1	500.00	500.00	0.00	02-00	93232	94G0380F
0004709000	04-1999	7100	4051	13	025	CHARGER FER10012865T1	500.00	500.00	0.00	02-00	93232	94G0381F
0004709100	04-1999	7100	4051	13	025	CHARGER FER10012865T1	500.00	500.00	0.00	02-00	93232	94G0382F
0004709200	04-1999	7100	4051	13	025	CHARGER FER10012865T1	500.00	500.00	0.00	02-00	93232	94G0383F
0004709300	04-1999	7100	4051	13	025	CHARGER FER10012865T1	500.00	500.00	0.00	02-00	93232	94G0384F
0004709400	04-1999	7100	4051	13	025	CHARGER FER10012865T1	500.00	500.00	0.00	02-00	93232	94G0385F
0004709500	04-1999	7100	4051	13	025	CHARGER FER10012865T1	500.00	500.00	0.00	02-00	93232	94G0386F
0004709600	04-1999	7100	4051	13	025	CHARGER FER10012865T1	500.00	500.00	0.00	02-00	93232	94G0387F
0004709700	04-1999	7100	4051	13	025	CROWN DOUBLE REACH TRUCK	9,100.00	9,100.00	0.00	02-00	93232	1A145007
0004709800	04-1999	7100	4051	13	025	CROWN DOUBLE REACH TRUCK	9,100.00	9,100.00	0.00	02-00	93232	1A145060
0004709900	04-1999	7100	4051	13	025	CROWN DOUBLE REACH TRUCK	9,100.00	9,100.00	0.00	02-00	93232	1A144916
0004710000	04-1999	7100	4051	13	025	CROWN DOUBLE REACH TRUCK	9,100.00	9,100.00	0.00	02-00	93232	1A145031
0004710100	04-1999	7100	4051	13	025	CROWN DOUBLE REACH TRUCK	9,100.00	9,100.00	0.00	02-00	93232	1A144506
0004710200	04-1999	7100	4051	13	025	CROWN DOUBLE REACH TRUCK	9,100.00	9,100.00	0.00	02-00	93232	1A144512
0004710300	04-1999	7100	4051	13	025	CROWN DOUBLE REACH TRUCK	9,100.00	9,100.00	0.00	02-00	93232	1A144750
0004710400	04-1999	7100	4051	13	025	CROWN DOUBLE REACH TRUCK	9,100.00	9,100.00	0.00	02-00	93232	1A144811
0004710500	04-1999	7100	4051	13	025	CROWN DOUBLE REACH TRUCK	9,100.00	9,100.00	0.00	02-00	93232	1A144819
0004710600	04-1999	7100	4051	13	025	CROWN DOUBLE REACH TRUCK	9,100.00	9,100.00	0.00	02-00	93232	1A144855
0004710700	04-1999	7100	4051	13	025	CROWN DOUBLE REACH TRUCK	9,100.00	9,100.00	0.00	02-00	93232	1A144899
0004710800	04-1999	7100	4051	13	025	CROWN DOUBLE REACH TRUCK	9,100.00	9,100.00	0.00	02-00	93232	1A144900
0004710900	04-1999	7100	4051	13	025	CROWN DOUBLE REACH TRUCK	9,100.00	9,100.00	0.00	02-00	93232	1A144908
0004711000	04-1999	7100	4051	13	025	CROWN DOUBLE REACH TRUCK	9,100.00	9,100.00	0.00	02-00	93232	1A145047
0004711100	04-1999	7100	4051	13	025	CROWN DOUBLE REACH TRUCK	9,100.00	9,100.00	0.00	02.00	93232	1A145016
0004711200	04-1999	7100	4051	13	025	CROWN DOUBLE REACH TRUCK	9,100.00	9,100.00	0.00	02-00	93232	1A145024
0004711300	04-1999	7100	4051	13	025	CROWN DOUBLE REACH TRUCK	9,100.00	9,100.00	0.00	02-00	93232	1A144803
0004711400	04-1999	7100	4051	13	025	CROWN DOUBLE REACH TRUCK	9,100.00	9,100.00	0.00	02-00	93232	1A144918
0004720100	04-1999	7100	4051	13	025	XI-640 UTILITY VEHICLE	1,500.00	1,500.00	0.00	02-00	93232	14616
0004720200	04-1999	7100	4051	13	025	XI-640 UTILITY VEHICLE	1,500.00	1,500.00	0.00	02-00	93232	14617
0004720300	04-1999	7100	4051	13	025	XI-640 UTILITY VEHICLE	1,500.00	1,500.00	0.00	02-00	93232	14618
0004720400	04-1999	7100	4051	13	025	XI-640 UTILITY VEHICLE	1,500.00	1,500.00	0.00	02-00	93232	14619
Lease Schedule 39 West Campus

SHUT CORP FIXED ASSETS excluding Real Property 05.02 — ST CLOUD

ITEM NUMBER	BK BEG	ASSET	COSTCE	LOC	BLDG	ASSET DESCRIPTION	BOOK COST	ACCM DEPR	NET BOOK	LIFE	CER #	SERIAL NO	VENDOR NAME
0004720500	04-1999	7100	4051	13	025	XI-640 UTILITY VEHICLE	1,500.00	1,500.00	0.00	02-00	93232	14620
0004720600	04-1999	7100	4051	13	025	XI-640 UTILITY VEHICLE	1,500.00	1,500.00	0.00	02-00	93232	14621
0004720700	04-1999	7100	4051	13	025	XI-640 UTILITY VEHICLE	1,500.00	1,500.00	0.00	02-00	93232	14622
0004720800	04-1999	7100	4051	13	025	XI-640 UTILITY VEHICLE	1,500.00	1,500.00	0.00	02-00	93232	14623
0004720900	04-1999	7100	4051	13	025	XI-640 UTILITY VEHICLE	1,500.00	1,500.00	0.00	02-00	93232	14624
0004721000	04-1999	7100	4051	13	025	XI-640 UTILITY VEHICLE	1,500.00	1,500.00	0.00	02-00	93232	14625
0004721100	04-1999	7100	4051	13	025	XI-640 UTILITY VEHICLE	1,500.00	1,500.00	0.00	02-00	93232	14583
0004721200	04-1999	7100	4051	13	025	XI-640 UTILITY VEHICLE	1,500.00	1,500.00	0.00	02-00	93232	14587
0004721300	04-1999	7100	4051	13	025	XI-640 UTILITY VEHICLE	1,500.00	1,500.00	0.00	02-00	93232	14588
0004721400	04-1999	7100	4051	13	025	XI-640 UTILITY VEHICLE	1,500.00	1,500.00	0.00	02-00	93232	14592
0004721500	04-1999	7100	4051	13	025	XI-640 UTILITY VEHICLE	1,500.00	1,500.00	0.00	02-00	93232	14593
0004721600	04-1999	7100	4051	13	025	XI-640 UTILITY VEHICLE	1,500.00	1,500.00	0.00	02-00	93232	14594
0004721700	04-1999	7100	4051	13	025	XI-640 UTILITY VEHICLE	1,500.00	1,500.00	0.00	02-00	93232	14596
0004721800	04-1999	7100	4051	13	025	XI-640 UTILITY VEHICLE	1,500.00	1,500.00	0.00	02-00	93232	14599
0004725100	04-1999	7100	4051	13	025	BATTERY M2601812517B	830.00	830.00	0.00	02-00	93232	GHWO308
0004725200	04-1999	7100	4051	13	025	BATTERY M2601812517B	830.00	830.00	0.00	02-00	93232	GHWO147
0004725300	04-1999	7100	4051	13	025	BATTERY M2601812517B	830.00	830.00	0.00	02-00	93232	GHWO148
0004725400	04-1999	7100	4051	13	025	BATTERY M2601812517B	830.00	830.00	0.00	02-00	93232	GHW0149
0004725500	04-1999	7100	4051	13	025	BATTERY M2601812517B	830.00	830.00	0.00	02-00	93232	GHWO150
0004725600	04-1999	7100	4051	13	025	BATTERY M2601812517B	830.00	830.00	0.00	02-00	93232	GHWO153
0004725700	04-1999	7100	4051	13	025	BATTERY M2601812517B	830.00	830.00	0.00	02-00	93232	GHW0233
0004725800	04-1999	7100	4051	13	025	BATTERY M2601812517B	830.00	830.00	0.00	02-00	93232	GHW0234
0004725900	04-1999	7100	4051	13	025	BATTERY M2601812517B	830.00	830.00	0.00	02-00	93232	GHW0235
0004726000	04-1999	7100	4051	13	025	BATTERY M2601812517B	830.00	830.00	0.00	02-00	93232	GHW0236
0004726100	04-1999	7100	4051	13	025	BATTERY M2601812517B	830.00	830.00	0.00	02-00	93232	GHWO304
0004726200	04-1999	7100	4051	13	025	BATTERY M2601812517B	830.00	830.00	0.00	02-00	93232	GHWO305
0004726300	04-1999	7100	4051	13	025	BATTERY M2601812517B	830.00	830.00	0.00	02-00	93232	GHWO306
0004726400	04-1999	7100	4051	13	025	BATTERY M2601812517B	. 830.00	830.00	0.00	02-00	93232	GHWO307
0004726500	04-1999	7100	4051	13	025	BATTERY M2601812517B	830.00	830.00	0.00	02-00	93232	GHWO309
0004735200	04-1999	7100	4051	13	025	BATTERY M2602408521B	1,000.00	1,000.00	0.00	02-00	93232	KHW0075
0004752900	04-1999	7100	4051	13	025	CROWN STOCKPICKER	7,500.00	7,500.00	0.00	02-00	93232	1A147629
0004753000	04-1999	7100	4051	13	025	CROWN STOCKPICKER	7,500.00	7,500.00	0.00	02-00	93232	1A147685
0004753100	04-1999	7100	4051	13	025	CROWN STOCKPICKER	7,500.00	7,500.00	0.00	02-00	93232	1A147758
0004753200	04-1999	7100	4051	13	025	CROWN STOCKPICKER	7,500.00	7,500.00	0.00	02-00	93232	1A147857
0004753300	04-1999	7100	4051	13	025	CROWN STOCKPICKER	7,500.00	7,500.00	0.00	02-00	93232	1A147885
0004753400	04-1999	7100	4051	13	025	CROWN STOCKPICKER	7,500.00	7,500.00	0.00	02-00	93232	1A147900
0004753500	04-1999	7100	4051	13	025	CROWN STOCKPICKER	7,500.00	7,500.00	0.00	02-00	93232	1A147924
0004753600	04-1999	7100	4051	13	025	CROWN STOCKPICKER	7,500.00	7,500.00	0.00	02-00	93232	1A147989
0004760000	04-1999	7100	4051	13	025	YALE FORKLIFT MODEL ERCO5OZFN48SE083	7,300.00	7,300.00	0.00	02-00	93232	601551
0004761100	04-1999	7100	4051	13	025	BATTERY M2601812517B	830.00	830.00	0.00	02-00	93232	GKW 1255
0004761200	04-1999	7100	4051	13	025	BATTERY M2601812517B	830.00	830.00	0.00	02-00	93232	GKW1256
0004761300	04-1999	7100	4051	13	025	BATTERY M2601812517B	830.00	830.00	0.00	02-00	93232	GKW1257
0004761400	04-1999	7100	4051	13	025	BATTERY M2601812517B	830.00	830.00	0.00	02-00	93232	GKW 1258
0004761500	04-1999	7100	4051	13	025	BATTERY M2601812517B	830.00	830.00	0.00	02-00	93232	GKW1259
0004761600	04-1999	7100	4051	13	025	BATTERY M2601812517B	830.00	830.00	0.00	02-00	93232	GKW1260
0004761700	04-1999	7100	4051	13	025	BATTERY M2601812517B	830.00	830.00	0.00	02-00	93232	GKW 1124
0004761800	04-1999	7100	4051	13	025	BATTERY M2601812517B	830.00	830.00	0.00	02-00	93232	GKW1125
0004761900	04-1999	7100	4051	13	025	BATTERY M2601812517B	830.00	830.00	0.00	02-00	93232	GKW1126
0004762100	04-1999	7100	4051	13	025	BATTERY M2601812517B	830.00	830.00	0.00	02-00	93232	GGW1728
0004762200	04-1999	7100	4051	13	025	BATTERY M2601812517B	830.00	830.00	0.00	02-00	93232	GGW1729
0004762300	04-1999	7100	4051	13	025	BATTERY M2601812517B	830.00	830.00	0.00	02-00	93232	GGW1730
0004762400	04-1999	7100	4051	13	025	BATTERY M2601812517B	830.00	830.00	0.00	02-00	93232	GHWO807
0004762500	04-1999	7100	4051	13	025	BATTERY M26018125179	830.00	830.00	0.00	02-00	93232	GHWO808
0004762600	04-1999	7100	4051	13	025	BATTERY M26018125178	830.00	830.00	0.00	02-00	93232	GHW0809
0004762700	04-1999	7100	4051	13	025	BATTERY M26018125179	830.00	830.00	0.00	02-00	93232	GHW0010
0004762800	04-1999	7100	4051	13	025	BATTERY M2601812517B	830.00	830.00	0.00	02-00	93232	GHW0011
0004762900	04-1999	7100	4051	13	025	BATTERY M2601812517B	830.00	830.00	0.00	02-00	93232	GHW0014
0004763000	04-1999	7100	4051	13	025	BATTERY M2601812517B	830.00	830.00	0.00	02-00	93232	GHW0015
0004763100	04-1999	7100	4051	13	025	BATTERY M2601812517B	830.00	830.00	0.00	02-00	93232	GHW0043
0004763200	04-1999	7100	4051	13	025	BATTERY M2601812517B	830.00	830.00	0.00	02-00	93232	GHW0044
0004763300	04-1999	7100	4051	13	025	BATTERY M2601812517B	830.00	830.00	0.00	02-00	93232	GHW0045
0004763400	04-1999	7100	4051	13	025	BATTERY M2601812517B	830.00	830.00	0.00	02-00	93232	GHW0046
Lease Schedule 40 West Campus

SHUT CORP FIXED ASSETS excluding Real Property 05.02 — ST CLOUD

ITEM NUMBER	BK BEG	ASSET	COSTCE	LOC	BLDG	ASSET DESCRIPTION	BOOK COST	ACCM DEPR	NET BOOK	LIFE	CER #	SERIAL NO	VENDOR NAME
0004763500	04-1999	7100	4051	13	025	BATTERY M26018125178	830.00	830.00	0.00	02-00	93232	GHWO050
0004763600	04-1999	7100	4051	13	025	BATTERY M2601812517B	830.00	830.00	0.00	02-00	93232	GHW0052
0004763700	04-1999	7100	4051	13	025	BATTERY M2601812517B	830.00	830.00	0.00	02-00	93232	GHWO053
0004763800	04-1999	7100	4051	13	025	BATTERY M2601812517B	830.00	830.00	0.00	02-00	93232	GGW1725
0004763900	04-1999	7100	4051	13	025	BATTERY M26018125178	830.00	830.00	0.00	02-00	93232	GGW 1726
0004764000	04-1999	7100	4051	13	025	BATTERY M2601812517B	830.00	830.00	0.00	02-00	93232	GGW1727 •
0004766900	04-1999	7100	4051	13	025	BATTERY M2601212515A	570.00	570.00	0.00	02-00	93232	GHWO084	GNB INDUSTRIAL BATTE
0004767000	04-1999	7100	4051	13	025	JDF1145 W/CAB, MOWER, BLOWER, & BROOM	9,400.00	9,400.00	0.00	02-00	93232	M01145X14044	RUDULPHS
0004770500	04-1999	7100	4051	13	025	BATTERY M2601212515A	570.00	570.00	0.00	02-00	93232	GHWO085	GNB INDUSTRIAL BATTE
0004770600	04-1999	7100	4051	13	025	BATTERY M2601212515A	570.00	570.00	0.00	02-00	93232	GHWO086	GNB INDUSTRIAL BATTE
0004770700	04-1999	7100	4051	13	025	BATTERY M2601212515A	570.00	570.00	0.00	02-00	93232	GHWO087	GNB INDUSTRIAL BATTE
0004770900	04-1999	7100	4051	13	025	BATTERY M2601212515A	570.00	570.00	0.00	02-00	93232	GHWO089	GNB INDUSTRIAL BATTE
0004771000	04-1999	7100	4051	13	025	BATTERY M2601212515A	570.00	570.00	0.00	02-00	93232	GHWO090	GNB INDUSTRIAL BATTE
0004771300	04-1999	7100	4051	13	025	FORKLIFT MODEL ERCO5OZFN48SE084	8,200.00	8,200.00	0.00	02-00	93232	601552	ELECTRIC FORKLIFT
0004771400	04-1999	7100	4051	13	025	FORKLIFT MODEL ERCO5OZFN48SE084	8,200.00	8,200.00	0.00	02-00	93232	601553	ELECTRIC FORKLIFT
0004788300	04-1999	7100	4051	13	025	CROWN STOCKPICKER	6,900.00	6,900.00	0.00	02-00	93232	1A152805	LIFT STAK STOR
0004788400	04-1999	7100	4051	13	025	CROWN STOCKPICKER	6,900.00	6,900.00	0.00	02-00	93232	1A152636	LIFT STAK STOR
0004788500	04-1999	7100	4051	13	025	CROWN LIFT TRUCK	10,200.00	10,200.00	0.00	02-00	93232	1A153132	LIFT STAK STOR
0004788600	04-1999	7100	4051	13	025	CROWN LIFT TRUCK	10,200.00	10,200.00	0.00	02-00	93232	1A153115	LIFT STAK STOR
0004788700	04-1999	7100	4051	13	025	CROWN LIFT TRUCK	10,200.00	10,200.00	0.00	02-00	93232	1A153124	LIFT STAK STOR
0004790000	04-1999	7100	4051	13	025	CROWN STOCKPICKER	6,900.00	6,900.00	0.00	02-00	93232	1A154653	LIFT STAK STOR
0004790100	04-1999	7100	4051	13	025	CROWN WALKIE REACH STACKER	6,500.00	6,500.00	0.00	02-00	93232	1A152508	LIFT STAK STOR
0004790200	04-1999	7100	4051	13	025	BATTERY ANALYZER	6,800.00	6,800.00	0.00	02-00	93232	MCBA150	NORTHERN BATTERY
UN00986200	04-1999	7100	4051	13	025	PALLET RACKING	207,000.00	207,000.00	0.00	02-00	93232
UN00986201	04-1999	7100	4051	13	025	PALLETS	2,100.00	2,100.00	0.00	02-00	93232
0004164800	04-1999	7100	4071	13	025	AIR BEDS	240.00	240.00	0.00	01-00	90291
0004164900	04-1999	7100	4071	13	025	AIR BEDS	240.00	240.00	0.00	01-00	90291
0004165000	04-1999	7100	4071	13	025	AIR BEDS	240.00	240.00	0.00	01-00	90291
0004165100	04-1999	7100	4071	13	025	AIR BEDS	240.00	240.00	0.00	01-00	90291
0004165200	04-1999	7100	4071	13	025	AIR BEDS	240.00	240.00	0.00	01-00	90291
0004165300	04-1999	7100	4071	13	025	AIR BEDS	240.00	240.00	0.00	01-00	90291
0004165400	04-1999	7100	4071	13	025	AIR BEDS	240.00	240.00	0.00	01-00	90291
0004165500	04-1999	7100	4071	13	025	AIR BEDS	240.00	240.00	0.00	01-00	90291
0004165600	04-1999	7100	4071	13	025	AIR BEDS	240.00	240.00	0.00	01-00	90291
0004165700	04-1999	7100	4071	13	025	AIR BEDS	240.00	240.00	0.00	01-00	90291
0004165800	04-1999	7100	4071	13	025	AIR BEDS	240.00	240.00	0.00	01-00	90291
0004165900	04-1999	7100	4071	13	025	AIR BEDS	240.00	240.00	0.00	01-00	90291
0004166000	04-1999	7100	4071	13	025	AIR BEDS	240.00	240.00	0.00	01-00	90291
0004182100	04-1999	7100	4071	13	025	1973 FRUEHAUF TRAILER	520.00	520.00	0.00	01-00	90317
0004182200	04-1999	7100	4071	13	025	1973 FRUEHAUF TRAILER	520.00	520.00	0.00	01-00	90317
0004182300	04-1999	7100	4071	13	025	1973 FRUEHAUF TRAILER	520.00	520.00	0.00	01-00	90317
0004182400	04-1999	7100	4071	13	025	1973 FRUEHAUF TRAILER	520.00	520.00	0.00	01-00	90317
0004182500	04-1999	7100	4071	13	025	1973 FRUEHAUF TRAILER	520.00	520.00	0.00	01-00	90317
0004182600	04-1999	7100	4071	13	025	1973 FRUEHAUF TRAILER	520.00	520.00	0.00	01-00	90317
0004182700	04-1999	7100	4071	13	025	1973 FRUEHAUF TRAILER	520.00	520.00	0.00	01-00	90317
0004182800	04-1999	7100	4071	13	025	1973 FRUEHAUF TRAILER	520.00	520.00	0.00	01-00	90317
0004182900	04-1999	7100	4071	13	025	1973 FRUEHAUF TRAILER	520.00	520.00	0.00	01-00	90317
0004183000	04-1999	7100	4071	13	025	1973 FRUEHAUF TRAILER	520.00	520.00	0.00	01-00	90317
0004183100	04-1999	7100	4071	13	025	1977 FRUEHAUF TRAILER	580.00	580.00	0.00	01-00	90317
0004183200	04-1999	7100	4071	13	025	1977 FRUEHAUF TRAILER	580.00	580.00	0.00	01-00	90317
0004183300	04-1999	7100	4071	13	025	1977 FRUEHAUF TRAILER	580.00	580.00	0.00	01-00	90317
0004183400	04-1999	7100	4071	13	025	1977 FRUEHAUF TRAILER	580.00	580.00	0.00	01-00	90317
0004183500	04-1999	7100	4071	13	025	1977 FRUEHAUF TRAILER	580.00	580.00	0.00	01-00	90317
0004183600	04-1999	7100	4071	13	025	1977 FRUEHAUF TRAILER	580.00	580.00	0.00	01-00	90317
0004183700	04-1999	7100	4071	13	025	1977 FRUEHAUF TRAILER	580.00	580.00	0.00	01-00	90317
0004183800	04-1999	7100	4071	13	025	1977 FRUEHAUF TRAILER	580.00	580.00	0.00	01-00	90317
0004183900	04-1999	7100	4071	13	025	1977 FRUEHAUF TRAILER	580.00	580.00	0.00	01-00	90317
0004184000	04-1999	7100	4071	13	025	1977 FRUEHAUF TRAILER	580.00	580.00	0.00	01-00	90317
0004184100	04-1999	7100	4071	13	025	1977 FRUEHAUF TRAILER	580.00	580.00	0.00	01-00	90317
0004184200	04-1999	7100	4071	13	025	1977 FRUEHAUF TRAILER	580.00	580.00	0.00	01-00	90317
0004184300	04-1999	7100	4071	13	025	1977 FRUEHAUF TRAILER	580.00	580.00	0.00	01-00	90317
0004184400	04-1999	7100	4071	13	025	1977 FRUEHAUF TRAILER	580.00	580.00	0.00	01-00	90317
Lease Schedule 1 West Campus

SHUT CORP FIXED ASSETS excluding Real Property 05.02 — ST CLOUD

ITEM NUMBER	BK BEG	ASSET	COSTCE	LOC	BLDG	ASSET DESCRIPTION	BOOK COST	ACCM DEPR	NET BOOK	LIFE	CER #	SERIAL NO	VENDOR NAME
0004184500	04-1999	7100	4071	13	025	1977 FRUEHAUF TRAILER	580.00	580.00	0.00	01-00	90317
0004184600	04-1999	7100	4071	13	025	1977 FRUEHAUF TRAILER	580.00	580.00	0.00	01-00	90317
0004184700	04-1999	7100	4071	13	025	1977 FRUEHAUF TRAILER	580.00	580.00	0.00	01-00	90317
0004184800	04-1999	7100	4071	13	025	1977 FRUEHAUF TRAILER	580.00	580.00	0.00	01-00	90317
0004184900	04-1999	7100	4071	13	025	1977 FRUEHAUF TRAILER	580.00	580.00	0.00	01-00	90317
0004185000	04-1999	7100	4071	13	025	1977 FRUEHAUF TRAILER	580.00	580.00	0.00	01-00	90317
0004185100	04-1999	7100	4071	13	025	1977 FRUEHAUF TRAILER	580.00	580.00	0.00	01-00	90317
0004185200	04-1999	7100	4071	13	025	1977 FRUEHAUF TRAILER	580.00	580.00	0.00	01-00	90317
0004185300	04-1999	7100	4071	13	025	1977 FRUEHAUF TRAILER	580.00	580.00	0.00	01-00	90317
0004185400	04-1999	7100	4071	13	025	1977 FRUEHAUF TRAILER	580.00	580.00	0.00	01-00	90317
0004185500	04-1999	7100	4071	13	025	1977 FRUEHAUF TRAILER	580.00	580.00	0.00	01-00	90317
0004185600	04-1999	7100	4071	13	025	1977 FRUEHAUF TRAILER	580.00	580.00	0.00	01-00	90317
0004185700	04-1999	7100	4071	13	025	1977 FRUEHAUF TRAILER	580.00	580.00	0.00	01-00	90317
0004185800	04-1999	7100	4071	13	025	1977 FRUEHAUF TRAILER	580.00	580.00	0.00	01-00	90317
0004185900	04-1999	7100	4071	13	025	1977 FRUEHAUF TRAILER	580.00	580.00	0.00	01-00	90317
0004186000	04-1999	7100	4071	13	025	1977 FRUEHAUF TRAILER	580.00	580.00	0.00	01-00	90317
0004186100	04-1999	7100	4071	13	025	1977 FRUEHAUF TRAILER	580.00	580.00	0.00	01-00	90317
0004186200	04-1999	7100	4071	13	025	1977 FRUEHAUF TRAILER	580.00	580.00	0.00	01-00	90317
0004186300	04-1999	7100	4071	13	025	1977 FRUEHAUF TRAILER	580.00	580.00	0.00	01-00	90317
0004186400	04-1999	7100	4071	13	025	1977 FRUEHAUF TRAILER	580.00	580.00	0.00	01-00	90317
0004186500	04-1999	7100	4071	13	025	1977 FRUEHAUF TRAILER	580.00	580.00	0.00	01-00	90317
0004186600	04-1999	7100	4071	13	025	1977 FRUEHAUF TRAILER	580.00	580.00	0.00	01-00	90317
0004186700	04-1999	7100	4071	13	025	1977 FRUEHAUF TRAILER	580.00	580.00	0.00	01-00	90317
0004215000	04-1999	7100	4071	13	025	TRAILER #210642	720.00	720.00	0.00	01-00	90317	219616
UN00871300	04-1999	7100	4071	13	025	40 1985 STRICK SEMI-TRAILERS TANDEM	65,000.00	65,000.00	0.00	01-00	92093	1S12E9487FD2

RIAL HANDLING EQUIPMENT							806,220.00	806,220.00	0.00
Lease Schedule 1 West Campus

July 30, 2009
Mr. Peter Lund
Asset Manager
Welsh Companies
4350 Baker Road, Suite 400
Minnetonka, MN 55343
Re: Welsh Fingerhut MN, LLC and Fingerhut Direct Marketing, Inc. Lease Agreement
Dear Peter:
Following up on our various discussions, and pursuant to the terms defined in Exhibit B (Work Letter) of the “Lease” between Welsh Fingerhut MN, LLC, as “Landlord” and Fingerhut Direct Marketing, Inc. as “Tenant”, please use this letter as our request for approval to begin the improvements outlined below as part of Exhibit B-1 (“Initial Improvements”). We also request that payments for these projects be made to us as described in Section 4, Initial Allowance.
We have identified these projects as those that will be completed in 2009 at the costs and timing noted below. In order for these to be accomplished in the cited time frames we ask that your approval be made as quickly as reasonably possible, but within the ten days of your receipt of this request as called for in Section 1 of the Work Letter (Initial Improvements). Pending Landlord approval of the projects, and prior to commencing any improvements, we will provide all documentation for the improvements as called for in Section 3 of the Work Letter (Preliminary Deliveries).
As we’ve also discussed, we are adding the Sprinkler upgrade project to the list of Initial Improvements, as it will be beneficial to both Landlord and Tenant. This improvement will be a 2010 project with a January 2010 start.
Resurface and Stripe Existing Employee Parking Lots and Truck Dock
Project Description: Project will consist of milling off two (2) inches of existing pavement and replace with new overlay in all areas, and completing new striping of employee parking lots. Multiple bids were reviewed for the resurfacing project prior to supplier selection.
Project timeline: Start mid-August, 2009; completion date is one week after start date.
Project Expense: Total expense for resurfacing project is $649,803.00; work by Knife River Inc.

Install Concrete Patio
Project Description: Project will consist of installing a concrete patio in the courtyard area to the east of Building 24. Multiple bids were obtained for the project.
Project Timeline: Start and complete project in August, 2009.
Project Expense: Total expense for the project is $8,789.72; work by Walker Construction.
Exterior Wall Cleaning
Project Description: Project will consist of cleaning the exterior walls of both the concrete and steel structures to remove accumulated rust stains. This project was an October, 2008 recommendation of Midland Loan Services, Landlord’s lender. Multiple bids were obtained for the project.
Project timeline: Start and complete project in August, 2009.
Project Expense: Total project expense is $9,663.75; work by Envirotech, Inc.
Peter, the total expense of the above identified Initial Improvements to be completed in 2009 is $682,635.47 compared to the Initial Allowance sum of $1,000,000.00. We anticipate completing the balance of the Initial Improvements in 2010 and will request approval(s) at the appropriate time.
Sprinkler Upgrade Project (2010)
Project Description: Eliminate the ceiling level obstructions to the ESFR sprinklers, which can severely impact effectiveness of the ESFR sprinkler system. Sprinkler upgrades will be in accordance with the requirements of NFPA 13 fire code, and Landlord’s insurance company (CNA). The project scope was provided and approved by David Lindemann, Risk Control Director, CNA. All plans will be submitted for approval.
Project timeline: Start January 2010; estimated project completion is March, 2010.
Project Expense: Total expense of $181,072.00; work to be completed by Simplex Grinnell.
We look forward to Landlords’ response regarding this approval request, but please don’t hesitate to contact me with any questions.
Sincerely,
Bill Bretherton
cc. Ms. Erica Street, Fingerhut Direct Marketing, Inc.
cc. Mr. Loren Eggert, Fingerhut Fulfillment, Inc.